EXHIBIT 4.1


                           IMPAC SECURED ASSETS CORP.,

                                   Depositor,

                            IMPAC FUNDING CORPORATION

                                Master Servicer,

                                       and

                                [NAME OF TRUSTEE]

                                     Trustee

                         POOLING AND SERVICING AGREEMENT

                         DATED AS OF __________ 1, 200_

                            ------------------------

                       MORTGAGE PASS-THROUGH CERTIFICATES

                                  SERIES 200_-_

                                TABLE OF CONTENTS


                                   ARTICLE I

                                  DEFINITIONS

Section 1.01.  Defined Terms
Section 1.02.  Determination of LIBOR
Section 1.03.  Allocation of Certain Interest Shortfalls
ARTICLE II

CONVEYANCE OF MORTGAGE LOANS;

Section 2.01.  Conveyance of Mortgage Loans
Section 2.02.  Acceptance of the Trust Fund by the Trustee
Section 2.03. Representations, Warranties and Covenants of the Master Servicer and the Depositor
Section 2.04.  Representations and Warranties of the Sponsor
Section 2.05. Issuance of Certificates; Conveyance of REMIC 1 Regular Interests and REMIC 2 Regular Interests and Acceptance of REMIC 2 REMIC 3 by the Trustee
Section 2.06.  [reserved]
Section 2.07.  Purposes and Powers of the Trust

                                  ARTICLE III

                 ADMINISTRATION AND SERVICING OF THE TRUST FUND

Section 3.01.  Master Servicer to Act as Master Servicer
Section 3.02.  Sub-Servicing Agreements Between Master Servicer and
               Sub-Servicers
Section 3.03.  Successor Sub-Servicers
Section 3.04.  Liability of the Master Servicer
Section 3.05. No Contractual Relationship Between Sub-Servicers and Trustee or Certificateholders
Section 3.06.  Assumption or Termination of Sub-Servicing Agreements by Trustee
Section 3.07.  Collection of Certain Mortgage Loan Payments
Section 3.08.  Sub-Servicing Accounts
Section 3.09. Collection of Taxes, Assessments and Similar Items; Servicing Accounts
Section 3.10.  Custodial Account
Section 3.11.  Permitted Withdrawals From the Custodial Account
Section 3.12.  Permitted Investments
Section 3.13.  Maintenance of Primary Hazard Insurance
Section 3.14.  Enforcement of Due-on-Sale Clauses; Assumption Agreements
Section 3.15.  Realization Upon Defaulted Mortgage Loans
Section 3.16.  Trustee to Cooperate; Release of Mortgage Files
Section 3.17.  Servicing Compensation
Section 3.18.  Maintenance of Certain Servicing Policies
Section 3.19.  Annual Statement as to Compliance
Section 3.20.  Assessments of Compliance and Attestation Reports
Section 3.21.  Access to Certain Documentation
Section 3.22.  Title, Conservation and Disposition of REO Property
Section 3.23.  Additional Obligations of the Master Servicer
Section 3.24.  Additional Obligations of the Depositor
Section 3.25.  Exchange Act Reporting
Section 3.26.  Intention of the Parties and Interpretation

                                   ARTICLE IV

                         PAYMENTS TO CERTIFICATEHOLDERS

Section 4.01.  Distributions
Section 4.02.  Statements to Certificateholders
Section 4.03.  Remittance Reports; Advances by the Master Servicer
Section 4.04.  Distributions on the REMIC Regular Interests
Section 4.05.  Allocation of Realized Losses
Section 4.06.  Information Reports to Be Filed by the Master Servicer
Section 4.07.  Compliance with Withholding Requirements
Section 4.08.  Net WAC Shortfall Reserve Fund
Section 4.09.  Supplemental Interest Trust
Section 4.10.  The Certificate Guaranty Insurance Policy

                                   ARTICLE V

                                THE CERTIFICATES

Section 5.01.  The Certificates
Section 5.02.  Registration of Transfer and Exchange of Certificates
Section 5.03.  Mutilated, Destroyed, Lost or Stolen Certificates
Section 5.04.  Persons Deemed Owners
Section 5.05.  Rule 144A Information

                                   ARTICLE VI

                     THE Depositor AND THE MASTER SERVICER

Section 6.01.  Liability of the Depositor and the Master Servicer
Section 6.02. Merger, Consolidation or Conversion of the Depositor or the Master Servicer
Section 6.03. Limitation on Liability of the Depositor, the Master Servicer and Others
Section 6.04.  Limitation on Resignation of the Master Servicer
Section 6.05.  Sale and Assignment of Master Servicing

                                  ARTICLE VII

                                    DEFAULT

Section 7.01.  Events of Default
Section 7.02.  Trustee to Act; Appointment of Successor
Section 7.03.  Notification to Certificateholders
Section 7.04.  Waiver of Events of Default
Section 7.05.  List of Certificateholders

                                  ARTICLE VIII

                             CONCERNING THE TRUSTEE

Section 8.01.  Duties of Trustee
Section 8.02.  Certain Matters Affecting the Trustee
Section 8.03.  Trustee Not Liable for Certificates or Mortgage Loans
Section 8.04.  Trustee May Own Certificates
Section 8.05.  Trustee's Fees
Section 8.06.  Eligibility Requirements for Trustee
Section 8.07.  Resignation and Removal of the Trustee
Section 8.08.  Successor Trustee
Section 8.09.  Merger or Consolidation of Trustee
Section 8.10.  Appointment of Co-Trustee or Separate Trustee

                                   ARTICLE IX

                                  TERMINATION

Section 9.01. Termination Upon Repurchase or Liquidation of All Mortgage Loans or upon Purchase of Certificates
Section 9.02.  Termination of REMIC 2
Section 9.03.  Additional Termination Requirements

                                   ARTICLE X

                                REMIC PROVISIONS

Section 10.01. REMIC Administration
Section 10.02. Prohibited Transactions and Activities
Section 10.03. Master Servicer and Trustee Indemnification

                                  ARTICLE XI

                           MISCELLANEOUS PROVISIONS

Section 11.01. Amendment
Section 11.02. Recordation of Agreement; Counterparts
Section 11.03. Limitation on Rights of Certificateholders
Section 11.04. Governing Law
Section 11.05. Notices
Section 11.06. Severability of Provisions
Section 11.07. Successors and Assigns
Section 11.08. Article and Section Headings
Section 11.09. Notice to Rating Agencies
Section 11.10. Rights of the Certificate Insurer
Section 11.11. Third Party Rights

Signatures
Acknowledgments

Exhibit A      Form of Class A Certificate
Exhibit B-1    Form of Class M Certificate
Exhibit B-2    Form of Class C Certificate
Exhibit B-3    Form of Class P Certificate
Exhibit B-4    Form of Class R Certificate
Exhibit C      Form of Custodian Initial Certification
Exhibit D      Form of Custodian Final Certification
Exhibit E      Form of Remittance Report
Exhibit F-1    Request for Release
Exhibit F-2    Request for Release for Mortgage Loans Paid in Full
Exhibit G-1    Form of Investor Representation Letter
Exhibit G-2    Form of Transferor Representation Letter
Exhibit G-3    Form of Rule 144A Investment Representation
Exhibit G-4    Transferor Certificate for Transfers of Residual Certificates
Exhibit G-5    Transfer Affidavit and Agreement for Transfers of Residual
               Certificates
Exhibit H      Mortgage Loan Schedule
Exhibit I      Sponsor Representations and Warranties
Exhibit J      Form of Notice Under Section 3.24
Exhibit K      Impac Funding Corporation Servicing Guide
Exhibit L-1    Form 10-K Certification
Exhibit L-2    Form 10-K Back-up Certification (Master Servicer)
Exhibit L-3    Form 10-K Back-up Certification (Trustee)
Exhibit L-4    Form of Back-up Certification to Form 10-K Certificate
Exhibit M      Form of Swap Agreement
Exhibit N      Servicing Criteria to Be Addressed in Assessment of Compliance
Exhibit O      Form 10-D, Form 8-K And Form 10-K Reporting Responsibility

           This Pooling and Servicing Agreement (this "Agreement"), dated and effective as of __________ 1, 200_, is entered into among Impac Secured Assets Corp., as depositor (the "Depositor"), [NAME OF MASTER SERVICER] [IMPAC FUNDING CORPORATION], as master servicer (the "Master Servicer"), and [NAME OF TRUSTEE], as trustee (the "Trustee").

                              PRELIMINARY STATEMENT

           The Depositor intends to sell pass-through certificates (collectively, the "Certificates"), to be issued hereunder in multiple classes, which in the aggregate will evidence the entire beneficial ownership interest in the Trust Fund created hereunder. The Certificates will consist of nineteen Classes of certificates, designated as (i) the Class A Certificates, (ii) the Class M Certificates, (iii) the Class B Certificates, (iv) the Class P Certificates, (v) the Class C Certificates and (vi) the Class R Certificates.

                                     REMIC 1

           As provided in this Agreement, the Trustee will make an election to treat the segregated pool of assets consisting of the Mortgage Loans and certain other related assets subject to this Agreement as a real estate mortgage investment conduit (a "REMIC") for federal income tax purposes, and such segregated pool of assets will be designated as "REMIC 1." The Class R-1 Interest will represent the sole Class of "residual interests" in REMIC 1 for purposes of the REMIC Provisions (as defined in this Agreement) under federal income tax law. The following table irrevocably sets forth the designation, the Uncertificated REMIC 1 Pass-Through Rate, the initial Uncertificated Principal Balance, and solely for purposes of satisfying Treasury regulation Section 1.860G-1(a)(4)(iii), the "latest possible maturity date" for each of the REMIC 1 Regular Interests. None of the REMIC 1 Regular Interests will be certificated.

                                  UNCERTIFICATED REMIC 1                       INITIAL                       LATEST POSSIBLE
       DESIGNATION                   PASS-THROUGH RATE                 UNCERTIFICATED BALANCE                MATURITY DATE(1)
---------------------------  ----------------------------------  ------------------------------------  -----------------------------
           A-I                          Variable(2)              $
          I-1-A                         Variable(2)              $
          I-1-B                         Variable(2)              $
          I-2-A                         Variable(2)              $
          I-2-B                         Variable(2)              $
          I-3-A                         Variable(2)              $
          I-3-B                         Variable(2)              $
          I-4-A                         Variable(2)              $
          I-4-B                         Variable(2)              $
          I-5-A                         Variable(2)              $
          I-5-B                         Variable(2)              $
          I-6-A                         Variable(2)              $
          I-6-B                         Variable(2)              $
          I-7-A                         Variable(2)              $
          I-7-B                         Variable(2)              $
          I-8-A                         Variable(2)              $
          I-8-B                         Variable(2)              $
          I-9-A                         Variable(2)              $
          I-9-B                         Variable(2)              $
          I-10-A                        Variable(2)              $
          I-10-B                        Variable(2)              $
          I-11-A                        Variable(2)              $
          I-11-B                        Variable(2)              $
          I-12-A                        Variable(2)              $
          I-12-B                        Variable(2)              $
          I-13-A                        Variable(2)              $
          I-13-B                        Variable(2)              $
          I-14-A                        Variable(2)              $
          I-14-B                        Variable(2)              $
          I-15-A                        Variable(2)              $
          I-15-B                        Variable(2)              $
          I-16-A                        Variable(2)              $
          I-16-B                        Variable(2)              $
          I-17-A                        Variable(2)              $
          I-17-B                        Variable(2)              $
          I-18-A                        Variable(2)              $
          I-18-B                        Variable(2)              $
          I-19-A                        Variable(2)              $
          I-19-B                        Variable(2)              $
          I-20-A                        Variable(2)              $
          I-20-B                        Variable(2)              $
          I-21-A                        Variable(2)              $
          I-21-B                        Variable(2)              $
          I-22-A                        Variable(2)              $
          I-22-B                        Variable(2)              $
          I-23-A                        Variable(2)              $
          I-23-B                        Variable(2)              $
          I-24-A                        Variable(2)              $
          I-24-B                        Variable(2)              $
          I-25-A                        Variable(2)              $
          I-25-B                        Variable(2)              $
          I-26-A                        Variable(2)              $
          I-26-B                        Variable(2)              $
          I-27-A                        Variable(2)              $
          I-27-B                        Variable(2)              $
          I-28-A                        Variable(2)              $
          I-28-B                        Variable(2)              $
          I-29-A                        Variable(2)              $
          I-29-B                        Variable(2)              $
          I-30-A                        Variable(2)              $
          I-30-B                        Variable(2)              $
          I-31-A                        Variable(2)              $
          I-31-B                        Variable(2)              $
          I-32-A                        Variable(2)              $
          I-32-B                        Variable(2)              $
          I-33-A                        Variable(2)              $
          I-33-B                        Variable(2)              $
          I-34-A                        Variable(2)              $
          I-34-B                        Variable(2)              $
          I-35-A                        Variable(2)              $
          I-35-B                        Variable(2)              $
          I-36-A                        Variable(2)              $
          I-36-B                        Variable(2)              $
          I-37-A                        Variable(2)              $
          I-37-B                        Variable(2)              $
          I-38-A                        Variable(2)              $
          I-38-B                        Variable(2)              $
          I-39-A                        Variable(2)              $
          I-39-B                        Variable(2)              $
          I-40-A                        Variable(2)              $
          I-40-B                        Variable(2)              $
          I-41-A                        Variable(2)              $
          I-41-B                        Variable(2)              $
          I-42-A                        Variable(2)              $
          I-42-B                        Variable(2)              $
          I-43-A                        Variable(2)              $
          I-43-B                        Variable(2)              $
          I-44-A                        Variable(2)              $
          I-44-B                        Variable(2)              $
          I-45-A                        Variable(2)              $
          I-45-B                        Variable(2)              $
          I-46-A                        Variable(2)              $
          I-46-B                        Variable(2)              $
          I-47-A                        Variable(2)              $
          I-47-B                        Variable(2)              $
          I-48-A                        Variable(2)              $
          I-48-B                        Variable(2)              $
          I-49-A                        Variable(2)              $
          I-49-B                        Variable(2)              $
          I-50-A                        Variable(2)              $
          I-50-B                        Variable(2)              $
          I-51-A                        Variable(2)              $
          I-51-B                        Variable(2)              $
          I-52-A                        Variable(2)              $
          I-52-B                        Variable(2)              $
          I-53-A                        Variable(2)              $
          I-53-B                        Variable(2)              $
          I-54-A                        Variable(2)              $
          I-54-B                        Variable(2)              $
          I-55-A                        Variable(2)              $
          I-55-B                        Variable(2)              $
          I-56-A                        Variable(2)              $
          I-56-B                        Variable(2)              $
          I-57-A                        Variable(2)              $
          I-57-B                        Variable(2)              $
          I-58-A                        Variable(2)              $
          I-58-B                        Variable(2)              $
          I-59-A                        Variable(2)              $
          I-59-B                        Variable(2)              $
            P                           Variable(2)              $

----------
(1) For purposes of Section 1.860G-1(a)(4)(iii) of the Treasury regulations, the first Distribution Date immediately following the maturity date for the Mortgage Loan with the latest maturity date has been designated as the "latest possible maturity date" for each REMIC 1 Regular Interest.
(2) Calculated in accordance with the definition of "Uncertifcated REMIC 1 Pass-Through Rate" herein.

                                     REMIC 2

           As provided in this Agreement, the Trustee will make an election to treat the segregated pool of assets consisting of the REMIC 1 Regular Interests as a REMIC for federal income tax purposes, and such segregated pool of assets will be designated as "REMIC 2". The Class R-2 Interest will represent the sole Class of "residual interests" in REMIC 2 for purposes of the REMIC Provisions. The following table irrevocably sets forth the designation, the Uncertificated REMIC 2 Pass-Through Rate, the initial Uncertificated Principal Balance, and solely for purposes of satisfying Treasury regulation Section 1.860G-1(a)(4)(iii), the "latest possible maturity date" for each of the REMIC 2 Regular Interests. None of the REMIC 2 Regular Interests will be certificated.


                UNCERTIFICATED REMIC 2     INITIAL UNCERTIFICATED     LATEST POSSIBLE
DESIGNATION       PASS-THROUGH RATE          PRINCIPAL BALANCE        MATURITY DATE(1)
-----------       -----------------        ----------------------     -----------------

    AA               Variable(2)           $
    A-1              Variable(2)           $
   A-1M              Variable(2)           $
   A-1W              Variable(2)           $
   A-2A              Variable(2)           $
   A-2B              Variable(2)           $
   A-2C              Variable(2)           $
   A-2D              Variable(2)           $
    M-1              Variable(2)           $
    M-2              Variable(2)           $
    M-3              Variable(2)           $
    M-4              Variable(2)           $
    M-5              Variable(2)           $
    M-6              Variable(2)           $
    M-7              Variable(2)           $
    M-8              Variable(2)           $
     B               Variable(2)           $
    ZZ               Variable(2)           $
     P               Variable(2)           $
    IO               Variable(2)

----------
(1) For purposes of Section 1.860G-1(a)(4)(iii) of the Treasury regulations, the Distribution Date in the month following the maturity date for the Mortgage Loan with the latest possible maturity date has been designated as the "latest possible maturity date" for each REMIC 2 Regular Interest.
(2) Calculated in accordance with the definition of "Uncertificated REMIC 2 Pass-Through Rate" in this Agreement.
(3) REMIC 2 Regular Interest IO will not have an Uncertificated Principal Balance, but will accrue interest on its Uncertificated Notional Amount.

                                     REMIC 3

           As provided in this Agreement, the Trustee will make an election to treat the segregated pool of assets consisting of the REMIC 2 Regular Interests as a REMIC for federal income tax purposes, and such segregated pool of assets will be designated as "REMIC 3". The Class R-3 Interest will represent the sole Class of "residual interests" in REMIC 3 for purposes of the REMIC Provisions. The following table irrevocably sets forth the Class designation, Pass-Through Rate and Initial Certificate Principal Balance for each Class of Certificates that represents one or more of the "regular interests" in REMIC 3 created hereunder:


Class Designation     Initial Certificate Principal Balance     Pass-Through Rate     Assumed Final Maturity Date(1)
-----------------     -------------------------------------     -----------------     ------------------------------

A-1                                                               Variable(2)
A-1M                                                              Variable(2)
A-1W                                                              Variable(2)
A-2A                                                              Variable(2)
A-2B                                                              Variable(2)
A-2C                                                              Variable(2)
A-2D                                                              Variable(2)
M-1                                                               Variable(2)
M-2                                                               Variable(2)
M-3                                                               Variable(2)
M-4                                                               Variable(2)
M-5                                                               Variable(2)
M-6                                                               Variable(2)
M-7                                                               Variable(2)
M-8                                                               Variable(2)
B                                                                 Variable(2)
Class C                                                           Variable(2)
Class P                                                             N/A(4)

----------
(1) For purposes of Section 1.860G-1(a)(4)(iii) of the Treasury regulations, the Distribution Date in the month following the maturity date for the Mortgage Loan with the latest possible maturity date has been designated as the "latest possible maturity date" for each Class of Certificates that represents one or more of the "regular interests" in REMIC 3.
(2) Calculated in accordance with the definition of "Pass-Through Rate" in this Agreement.
(3) The Class C Certificates will accrue interest at their variable Pass-Through Rate on the Notional Amount of the Class C Certificates outstanding from time to time which shall equal the aggregate of the Uncertificated Principal Balances of the REMIC 1 Regular Interests. The Class C Certificates will not accrue interest on their Certificate Principal Balance.
(4)  The Class P Certificates do not accrue interest.

                                   ARTICLE I

                                   DEFINITIONS

         Section 1.01. DEFINED TERMS.

         Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

         "Accrual Period" With respect to the Class C Certificates and each Distribution Date, the calendar month prior to the month of such Distribution Date. With respect to the Offered Certificates (i) with respect to the Distribution Date in January 2006, the period commencing on the Closing Date and ending on the day preceding the Distribution Date in January 2006, and (ii) with respect to any Distribution Date thereafter, the period commencing on the Distribution Date in the month immediately preceding the month in which such Distribution Date occurs and ending on the day preceding such Distribution Date. Unless otherwise specified, all calculations in respect of interest on the Class A Certificates (other than the Class A-1 Certificates), the Class M-1 Certificates, the Class C Certificates, the REMIC 1 Regular Interests and the REMIC 2 Regular Interests shall be made on the basis of a 360-day year consisting of twelve 30-day months. Unless otherwise specified, all calculations in respect of interest on the Class A-1, Class M-2 and Class M-3 Certificates shall accrue on the basis of a 360-day year and the actual number of days in the related Accrual Period. The Class P Certificates and the Class R Certificates do not accrue interest.

         "Advance" As to any Mortgage Loan, any advance made by the Subservicer or Master Servicer on any Distribution Date pursuant to Section 4.03.

         "Affected Party" As defined in the Swap Agreement.

         "Affiliate" With respect to any Person, any other Person controlling, controlled by or under common control with such Person. For purposes of this definition, "control" means the power to direct the management and policies of a Person, directly or indirectly, whether through ownership of voting securities, by contract or otherwise and "controlling" and "controlled" shall have meanings correlative to the foregoing.

         "Aggregate Stated Principal Balance" As of any date of determination, the aggregate Stated Principal Balance of the Mortgage Loans.

         "Agreement" This Pooling and Servicing Agreement and all amendments hereof.

         "Allocated Realized Loss Amount" With respect to any Distribution Date and any Class of Offered Certificates, an amount equal to the sum of any Allocated Realized Loss Amount allocated to that Class of Certificates on that Distribution Date (other than, with respect to the Class A-1W Certificates, an Allocated Realized Loss Amount which was covered by the Certificate Guaranty Insurance Policy) and any Allocated Realized Loss Amount for that Class remaining unpaid from any previous Distribution Date.

         "Assessment of Compliance" As defined in Section 3.20

         "Assignment" An assignment of Mortgage, notice of transfer or equivalent instrument, in recordable form, which is sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the sale of the Mortgage.

         "Attestation Report" As defined in Section 3.20

         "Available Distribution Amount" With respect to any Distribution Date, an amount equal to (a) the sum of (i) the balance on deposit in the Custodial Account as of the close of business on the related Determination Date, (ii) the aggregate amount of any Advances made and all amounts required to be paid by the Master Servicer pursuant to Sections 3.13 and 3.23 by deposits into the Certificate Account on the immediately preceding Certificate Account Deposit Date, (iii) the aggregate amount of Mortgage Loan purchases made pursuant to
Section 9.01, (iv) the aggregate amount required to be deposited by the Master Servicer pursuant to Section 4.01(h) and (v) Insurance Proceeds, Liquidation Proceeds, Subsequent Recoveries, Principal Prepayments, REO Proceeds and the proceeds of Mortgage Loan purchases made pursuant to Sections 2.02, 2.04 or 3.14, in each case received or made during the related Prepayment Period, reduced by (b) the sum, as of the close of business on the related Determination Date, of (i) Monthly Payments collected but due during a Due Period subsequent to the Due Period ending on the first day of the month of the related Distribution Date, (ii) all interest or other income earned on deposits in the Custodial Account or the Certificate Account, (iii) any other amounts reimbursable or payable to the Trustee, Master Servicer or any Sub-Servicer pursuant to Section 3.11, (iv) the Master Servicing Fees, the Sub-Servicing Fees and the fees of the Trustee payable on such Distribution Date, (v) any amounts in respect of the premium payable to PMI Insurer under the PMI Insurer Policy,
(vi) the Policy Premium payable to the Certificate Insurer and, (vii) amounts payable by the Trust Fund to the Swap Administrator in respect of Net Swap Payments and Swap Termination Payments other than Swap Termination Payments resulting from a Swap Provider Trigger Event (and to the extent not paid by the Swap Administrator from any upfront payment received pursuant to any replacement interest rate swap agreement that may be entered into by the Supplemental Interest Trust Trustee), and (viii) amounts on deposit in the Custodial Account representing any Prepayment Charges or Master Servicer Prepayment Charge Payment Amounts.

         "Balloon Loan" Each of the Mortgage Loans identified in the Mortgage Loan Schedule as having an original term to maturity that is shorter than the related amortization term.

         "Balloon Payment" With respect to any Balloon Loan, the related Monthly Payment payable on the stated maturity date of such Balloon Loan.

         "Bankruptcy Code" The Bankruptcy Code of 1978, as amended.

         "Basic Principal Distribution Amount" With respect to any Distribution Date, the excess of (i) the Principal Remittance Amount and the Insured Amount, if any, for such Distribution Date over (ii) the Overcollateralization Release Amount, if any, for such Distribution Date.

         "Book-Entry Certificate" Any Certificate registered in the name of the Depository or its nominee.

         "Business Day" Any day other than a Saturday, a Sunday or a day on which banking institutions in California or New York (and such other state or states in which the Custodial Account or the Certificate Account are at the time located) or in the city in which the Corporate Trust Office of the Trustee is located are authorized or obligated by law or executive order to close.

         "Cash Liquidation" As to any defaulted Mortgage Loan other than a Mortgage Loan as to which an REO Acquisition occurred, a determination by the Master Servicer that it has received all Insurance Proceeds, Liquidation Proceeds and other payments or cash recoveries which the Master Servicer reasonably and in good faith expects to be finally recoverable with respect to such Mortgage Loan.

         "Certificate" Any Regular Certificate or Class R Certificate.

         "Certificate Account" The trust account or accounts created and maintained pursuant to Section 4.01, which shall be entitled [TRUSTEE], in trust for registered holders of Impac Secured Assets Corp., Mortgage Pass-Through Certificates, Series 200_-_, and which account or accounts must each be an Eligible Account.

         "Certificate Account Deposit Date" With respect to any Distribution Date, the third Business Day immediately preceding such Distribution Date.

         "Certificate Guaranty Insurance Policy" The certificate guaranty insurance policy issued by the Certificate Insurer for the benefit of the Class A-1W Certificateholders.

         "Certificate Insurer" Ambac Assurance Corporation, a Wisconsin domiciled stock insurance corporation, or any successor thereto as provided in the Agreement.

         "Certificateholder" or "Holder" The Person in whose name a Certificate is registered in the Certificate Register, except that only a Permitted Transferee shall be a holder of a Residual Certificate for any purposes hereof and, solely for the purposes of giving any consent pursuant to this Agreement, any Certificate registered in the name of the Depositor or the Master Servicer or any affiliate thereof shall be deemed not to be outstanding and the Voting Rights to which such Certificate is entitled shall not be taken into account in determining whether the requisite percentage of Voting Rights necessary to effect any such consent has been obtained, except as otherwise provided in
Section 11.01. The Trustee shall be entitled to rely upon a certification of the Depositor or the Master Servicer in determining if any Certificates are registered in the name of the respective affiliate. All references in this Agreement to "Holders" or "Certificateholders" shall reflect the rights of Certificate Owners as they may indirectly exercise such rights through the Depository and participating members thereof, except as otherwise specified in this Agreement; PROVIDED, HOWEVER, that the Trustee shall be required to recognize as a "Holder" or "Certificateholder" only the Person in whose name a Certificate is registered in the Certificate Register.

         "Certificate Margin" The Certificate Margin for the Offered Certificates shall be:

                                 CERTIFICATE MARGIN
CLASS                                                   (1)                (2)
------                                                -------            -----
A-1........................................
A-1M.......................................
A-1W.......................................
A-2A.......................................
A-2B.......................................
A-2C.......................................
A-2D.......................................
M-1........................................
M-2........................................
M-3........................................
M-4........................................
M-5........................................
M-6........................................
M-7........................................
M-8........................................
B..........................................

----------
(1)  Initially. (2) On and after the Step-Up Date.


         "Certificate Owner" With respect to a Book-Entry Certificate, the Person who is the beneficial owner of such Certificate, as reflected on the books of an indirect participating brokerage firm for which a Depository Participant acts as agent, if any, and otherwise on the books of a Depository Participant, if any, and otherwise on the books of the Depository.

         "Certificate Principal Balance" With respect to any Class of Regular Certificates (other than the Class C Certificates) immediately prior to any Distribution Date, the Initial Certificate Principal Balance thereof, increased by any Subsequent Recoveries allocated thereto, and reduced by the sum of all amounts actually distributed in respect of principal of such Class and, Realized Losses allocated thereto on all prior Distribution Dates. With respect to the Class C Certificates as of any date of determination, an amount equal to the excess, if any, of (A) the then aggregate Uncertificated Principal Balances of the REMIC 2 Regular Interests over (B) the then aggregate Certificate Principal Balances of the Class A Certificates, the Subordinate Certificates and the Class P Certificates then outstanding.

         "Certificate Register" The register maintained pursuant to Section
5.02.

         "Class" Collectively, all of the Certificates bearing the same designation.

         "Class A Certificate" Any one of the Class A-1, Class A-1M, Class A-1W, Class A-2A, Class A-2B, Class A-2C and Class A-2D Certificates.

         "Class A Principal Distribution Amount" For any Distribution Date, the excess of (1) the aggregate Certificate Principal Balance of the Class A Certificates immediately prior to such Distribution Date, over (2) the lesser of
(x) [____]% of the aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date after giving effect to distributions to be made on that Distribution Date and (y) the aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date after giving effect to distributions to be made on that Distribution Date minus the OC Floor.

         "Class A-1 Certificate" Any one of the Class A-1 Certificates as designated on the face thereof substantially in the form annexed hereto as Exhibit A, executed by the Trustee and authenticated and delivered by the Trustee, representing the right to distributions as set forth herein and therein and evidencing a REMIC Regular Interest in REMIC 3.

         "Class A-1M Certificate" Any one of the Class A-1M Certificates as designated on the face thereof substantially in the form annexed hereto as Exhibit A, executed by the Trustee and authenticated and delivered by the Trustee, representing the right to distributions as set forth herein and therein and evidencing a REMIC Regular Interest in REMIC 3.

         "Class A-1W Certificate" Any one of the Class A-1W Certificates as designated on the face thereof substantially in the form annexed hereto as Exhibit A, executed by the Trustee and authenticated and delivered by the Trustee, representing the right to distributions as set forth herein and therein and evidencing a REMIC Regular Interest in REMIC 3.

         "Class A-2A Certificate" Any one of the Class A-2A Certificates as designated on the face thereof substantially in the form annexed hereto as Exhibit A, executed by the Trustee and authenticated and delivered by the Trustee, representing the right to distributions as set forth herein and therein and evidencing a REMIC Regular Interest in REMIC 3.

         "Class A-2B Certificate" Any one of the Class A-2B Certificates as designated on the face thereof substantially in the form annexed hereto as Exhibit A, executed by the Trustee and authenticated and delivered by the Trustee, representing the right to distributions as set forth herein and therein and evidencing a REMIC Regular Interest in REMIC 3.

         "Class A-2C Certificate" Any one of the Class A-2C Certificates as designated on the face thereof substantially in the form annexed hereto as Exhibit A, executed by the Trustee and authenticated and delivered by the Trustee, representing the right to distributions as set forth herein and therein and evidencing a REMIC Regular Interest in REMIC 3.

         "Class A-2D Certificate" Any one of the Class A-2D Certificates as designated on the face thereof substantially in the form annexed hereto as Exhibit A, executed by the Trustee and authenticated and delivered by the Trustee, representing the right to distributions as set forth herein and therein and evidencing a REMIC Regular Interest in REMIC 3.

         "Class B Certificate" Any one of the Class B Certificates as designated on the face thereof substantially in the form annexed hereto as Exhibit B-1, executed by the Trustee and authenticated and delivered by the Trustee, representing the right to distributions as set forth herein and therein and evidencing a REMIC Regular Interest in REMIC 3.

         "Class C Certificate" Any one of the Class C Certificates as designated on the face thereof substantially in the form annexed hereto as Exhibit B-2, executed by the Trustee and authenticated and delivered by the Trustee, representing the right to distributions as set forth herein and therein and evidencing a REMIC Regular Interest in REMIC 3.

         "Class M-1 Certificate" Any one of the Class M-1 Certificates as designated on the face thereof substantially in the form annexed hereto as Exhibit B-1, executed by the Trustee and authenticated and delivered by the Trustee, representing the right to distributions as set forth herein and therein and evidencing a REMIC Regular Interest in REMIC 3.

         "Class M-2 Certificate" Any one of the Class M-2 Certificates as designated on the face thereof substantially in the form annexed hereto as Exhibit B-1, executed by the Trustee and authenticated and delivered by the Trustee, representing the right to distributions as set forth herein and therein and evidencing a REMIC Regular Interest in REMIC 3.

         "Class M-3 Certificate" Any one of the Class M-3 Certificates as designated on the face thereof substantially in the form annexed hereto as Exhibit B-1, executed by the Trustee and authenticated and delivered by the Trustee, representing the right to distributions as set forth herein and therein and evidencing a REMIC Regular Interest in REMIC 3.

         "Class M-4 Certificate" Any one of the Class M-4 Certificates as designated on the face thereof substantially in the form annexed hereto as Exhibit B-1, executed by the Trustee and authenticated and delivered by the Trustee, representing the right to distributions as set forth herein and therein and evidencing a REMIC Regular Interest in REMIC 3.

         "Class M-5 Certificate" Any one of the Class M-5 Certificates as designated on the face thereof substantially in the form annexed hereto as Exhibit B-1, executed by the Trustee and authenticated and delivered by the Trustee, representing the right to distributions as set forth herein and therein and evidencing a REMIC Regular Interest in REMIC 3.

         "Class M-6 Certificate" Any one of the Class M-6 Certificates as designated on the face thereof substantially in the form annexed hereto as Exhibit B-1, executed by the Trustee and authenticated and delivered by the Trustee, representing the right to distributions as set forth herein and therein and evidencing a REMIC Regular Interest in REMIC 3.

         "Class M-7 Certificate" Any one of the Class M-7 Certificates as designated on the face thereof substantially in the form annexed hereto as Exhibit B-1, executed by the Trustee and authenticated and delivered by the Trustee, representing the right to distributions as set forth herein and therein and evidencing a REMIC Regular Interest in REMIC 3.

         "Class M-8 Certificate" Any one of the Class M-8 Certificates as designated on the face thereof substantially in the form annexed hereto as Exhibit B-1, executed by the Trustee and authenticated and delivered by the Trustee, representing the right to distributions as set forth herein and therein and evidencing a REMIC Regular Interest in REMIC 3.

         "Class P Certificate" Any one of the Class P Certificates as designated on the face thereof substantially in the form annexed hereto as Exhibit B-3, executed by the Trustee and authenticated and delivered by the Trustee, representing the right to distributions as set forth herein and therein and evidencing a REMIC Regular Interest in REMIC 3.

         "Class R Certificate" Any one of the Class R Certificates as designated on the face thereof substantially in the form annexed hereto as Exhibit B-4, executed by the Trustee and authenticated and delivered by the Trustee, evidencing the ownership of the Class R-1 Interest, Class R-2 Interest and Class R-3 Interest.

         "Class R-1 Interest" The uncertificated Residual Interest in REMIC 1.

         "Class R-2 Interest" The uncertificated Residual Interest in REMIC 2.

         "Class R-3 Interest" The uncertificated Residual Interest in REMIC 3.

         "Closing Date" __________ ___, 200_.

         "Code" The Internal Revenue Code of 1986.

         "Collateral Value" The appraised value of a Mortgaged Property based upon the lesser of (i) the appraisal (as reviewed and approved by the Sponsor) made at the time of the origination of the related Mortgage Loan, or (ii) the sales price of such Mortgaged Property at such time of origination. With respect to a Mortgage Loan the proceeds of which were used to refinance an existing mortgage loan, the appraised value of the Mortgaged Property based upon the appraisal (as reviewed and approved by the Sponsor) obtained at the time of refinancing.

         "Commission" The Securities and Exchange Commission.

         "Compensating Interest" With respect to any Distribution Date, an amount equal to Prepayment Interest Shortfalls resulting from Principal Prepayments during the related Prepayment Period, but not more than the sum of the Master Servicing Fees and the Subservicing Fees for the immediately preceding Due Period.

         "Corporate Trust Office" The principal corporate trust office of the Trustee at which at any particular time its corporate trust business related to this Agreement shall be administered, which office at the date of the execution of this Agreement is located at (i) for purposes of the transfer, surrender and exchange of the Certificates, __________________, Attention: __________________,
and (ii) for all other purposes, _________________, Attention:
__________________, or such other address as the Trustee may designate from time to time by notice to the Certificateholders, the Depositor and the Master Servicer.

         Corresponding Certificate: With respect to each REMIC 2 Regular Interest (other than REMIC 2 Regular Interest AA and REMIC 2 Regular Interest
ZZ), the Certificate with the corresponding designation.

         "Credit Enhancement Percentage" For any Distribution Date, the percentage equivalent of a fraction, the numerator of which is equal to (a) the excess of (i) the aggregate principal balance of the Mortgage Loans for the preceding Distribution Date over (ii) (1) before the Certificate Principal Balances of the Class A Certificates have been reduced to zero, the sum of the Certificate Principal Balances of the Class A Certificates, or (2) after such time, the Certificate Principal Balance of the most senior Class of Subordinate Certificates outstanding, as of the preceding Distribution Date, and the denominator of which is equal to (b) the aggregate principal balance of the Mortgage Loans, calculated after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period.

         "Current Report" The Current Report pursuant to Section 13 or 15(d) of the Exchange Act.

         "Curtailment" Any Principal Prepayment made by a Mortgagor which is not a Principal Prepayment in Full.

         "Custodial Account" The custodial account or accounts created and maintained pursuant to Section 3.10 in the name of a depository institution, as custodian for the Holders of the Certificates. Any such account or accounts shall be an Eligible Account.

         "Custodial Agreement" The custodial agreement, dated as of ___________ ___, 200_, among the Depositor, the Master Servicer, the Trustee and ___________ as Custodian relating to the Mortgage Loans identified in such custodial agreement.

         "Custodian" ___________.

         "Cut-off Date" __________ 1, 200_.

         "Cut-off Date Balance" The Aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date.

         "Defaulted Mortgage Loan" means any Mortgage Loan as to which the Mortgagor has failed to make unexcused three or more consecutive scheduled Monthly Payments.

         "Defaulting Party" As defined in the Swap Agreement.

         "Deficient Valuation" With respect to any Mortgage Loan, a valuation by a court of competent jurisdiction of the Mortgaged Property in an amount less than the then outstanding indebtedness under the Mortgage Loan, or any reduction in the amount of principal to be paid in connection with any scheduled Monthly Payment that constitutes a permanent forgiveness of principal, which valuation or reduction results from a proceeding under the Bankruptcy Code.

         "Deficiency Amount" With respect to each Distribution Date prior to the final scheduled Distribution Date and the Class A-1W Certificates, an amount equal to the sum of (i) the excess, if any, of (a) the amount of any Monthly Interest Distributable Amount on the Class A-1W Certificates for that Distribution Date over (b) the Class A-1W Certificates' pro rata portion of the Available Distribution Amount for that Distribution Date and (ii) the amount of any Realized Losses allocated to the Class A-1W Certificates for that Distribution Date. With respect to the final scheduled Distribution Date and the Class A-1W Certificates, an amount equal to the sum of (i) the excess, if any, of (a) the amount of any Monthly Interest Distributable Amount on the Class A-1W Certificates for that Distribution Date over (b) the Class A-1W Certificates' pro rata portion of the Available Distribution Amount for that Distribution Date and (ii) the outstanding Certificate Principal Balance of the Class A-1W Certificates due on such final scheduled Distribution Date to the extent not paid from the Available Distribution Amount on that Distribution Date. For the Class A-1W Certificates and any date on which the acceleration of the Certificates has been directed or consented to by the Certificateholders pursuant to the Agreement, the amount required to pay the Certificate Principal Balances of the Class A-1W Certificates in full, together with accrued and unpaid interest thereon through the date of payment of the Class A-1W Certificates.

         "Definitive Certificate" Any definitive, fully registered Certificate.

         "Deleted Mortgage Loan" A Mortgage Loan replaced or to be replaced with a Qualified Substitute Mortgage Loan.

         "Depositor" Impac Secured Assets Corp., or its successor in interest.

         "Depository" The Depository Trust Company, or any successor Depository hereafter named. The nominee of the initial Depository for purposes of registering those Certificates that are to be Book-Entry Certificates is Cede & Co. The Depository shall at all times be a "clearing corporation" as defined in
Section 8-102(5) of the Uniform Commercial Code of the State of New York and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934, as amended.

         "Depository Participant" A broker, dealer, bank or other financial institutions or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

         "Determination Date" The 15th day (or if such 15th day is not a Business Day, the Business Day immediately preceding such 15th day) of the month of the related Distribution Date.

         "Disqualified Organization" Any organization defined as a "disqualified organization" under Section 860E(e)(5) of the Code, which includes any of the following: (i) the United States, any State or political subdivision thereof, any possession of the United States, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax and, except for the Freddie Mac, a majority of its board of directors is not selected by such governmental unit), (ii) a foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (iii) any organization (other than certain farmers' cooperatives described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income), (iv) rural electric and telephone cooperatives described in Section 1381(a)(2)(C) of the Code and (v) any other Person so designated by the Trustee based upon an Opinion of Counsel that the holding of an Ownership Interest in a Class R Certificate by such Person may cause REMIC 1, REMIC 2 or REMIC 3 or any Person having an Ownership Interest in any Class of Certificates (other than such Person) to incur a liability for any federal tax imposed under the Code that would not otherwise be imposed but for the Transfer of an Ownership Interest in a Class R Certificate to such Person. The terms "United States", "State" and "international organization" shall have the meanings set forth in Section 7701 of the Code or successor provisions.

         "Distribution Date" The 25th day of any month, or if such 25th day is not a Business Day, the Business Day immediately following such 25th day, commencing in __________ 200_.

         "Distribution Report" The Asset-Backed Issuer Distribution Report pursuant to Section 13 or 15(d) of the Exchange Act.

         "Due Date" The first day of the month of the related Distribution Date.

         "Due Period" With respect to any Distribution Date, the period commencing on the second day of the month preceding the month of such Distribution Date (or, with respect to the first Due Period, the day following the Cut-off Date) and ending on the first day of the month of the related Distribution Date.

         "Eligible Account" Any of (i) a segregated account maintained with a federal or state chartered depository institution (A) the short-term obligations of which are rated A-1+ or better by Standard & Poor's and P-1 by Moody's at the time of any deposit therein or (B) insured by the FDIC (to the limits established by such Corporation), the uninsured deposits in which account are otherwise secured such that, as evidenced by an Opinion of Counsel (obtained by the Person requesting that the account be held pursuant to this clause (ii)) delivered to the Trustee prior to the establishment of such account, the Certificateholders will have a claim with respect to the funds in such account and a perfected first priority security interest against any collateral (which shall be limited to Permitted Investments, each of which shall mature not later than the Business Day immediately preceding the Distribution Date next following the date of investment in such collateral or the Distribution Date if such Permitted Investment is an obligation of the institution that maintains the Certificate Account or Custodial Account) securing such funds that is superior to claims of any other depositors or general creditors of the depository institution with which such account is maintained, (ii) a segregated trust account or accounts maintained with a federal or state chartered depository institution or trust company subject to regulations regarding fiduciary funds on deposit similar to Title 12 of the Code of Federal Regulations Section 9.10(b), which, in either case, has corporate trust powers, acting in its fiduciary capacity or (iii) a segregated account or accounts of a depository institution acceptable to the Rating Agencies (as evidenced in writing by the Rating Agencies that use of any such account as the Custodial Account or the Certificate Account will not have an adverse effect on the then-current ratings assigned to the Classes of the Certificates then rated by the Rating Agencies). Eligible Accounts may bear interest.

         "Event of Default" One or more of the events described in Section 7.01.

         "Excess Proceeds" As defined in Section 3.22.

         "Exchange Act" The Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

         "Extra Principal Distribution Amount" With respect to any Distribution Date, the lesser of (x) the Overcollateralization Deficiency Amount for such Distribution Date and (y) the sum of (1) the Net Monthly Excess Cashflow Amount for such Distribution Date and (2) amounts available from the Swap Agreement to pay principal as provided in Section 4.01(g)(iii) hereof.

         "Fannie Mae" Fannie Mae (formerly, Federal National Mortgage Association) or any successor thereto.

         "FDIC" Federal Deposit Insurance Corporation or any successor.

         "Freddie Mac" Federal Home Loan Mortgage Corporation or any successor.

         "Initial Certificate Principal Balance" With respect to each Class of Regular Certificates, the Initial Certificate Principal Balance of such Class of Certificates as set forth in the Preliminary Statement hereto, or with respect to any single Certificate, the Initial Certificate Principal Balance as stated on the face thereof.

         "Initial Notional Amount" With respect to the Class C Certificate, the aggregate of the initial Uncertificated Principal Balances of the REMIC 2 Regular Interests (other than REMIC 2 Regular Interest IO and REMIC 2 Regular Interest P), or with respect to any single Certificate, the Initial Notional Amount as stated on the face thereof. The Class IO Interest will have an Initial Notional Balance equal to the Uncertificated Notional Balance on REMIC 2 Regular Interest IO.

         "Insurance Account" The account created and maintained pursuant to
Section 4.10(b) of this Agreement. The Insurance Account shall be an Eligible Account.

         "Insurance Policy" With respect to any Mortgage Loan, any insurance policy (including a PMI Insurer Policy) which is required to be maintained from time to time under this Agreement in respect of such Mortgage Loan.

         "Insurance Proceeds" Proceeds paid in respect of the Mortgage Loans pursuant to any Primary Hazard Insurance Policy, any title insurance policy or any other insurance policy covering a Mortgage Loan, to the extent such proceeds are not applied to the restoration of the related Mortgaged Property or released to the Mortgagor in accordance with the procedures that the Master Servicer would follow in servicing mortgage loans held for its own account.

         "Insured Amount" Draws on the Certificate Guaranty Insurance Policy to cover related Deficiency Amounts and Preference Amounts.

         "Insurer Default" An insurer default will occur in the event the Certificate Insurer fails to make a payment under the Certificate Guaranty Insurance Policy or if certain events of bankruptcy or insolvency occur with respect to the Certificate Insurer.

         "Interest Remittance Amount" For any Distribution Date, that portion of the Available Distribution Amount for such Distribution Date that represents interest received or advanced with respect to the Mortgage Loans less any Net Swap Payments or Swap Termination Payments, not due to a Swap Provider Trigger Event owed to the Supplemental Interest Trust for payment to the Swap Provider.

         "Late Collections" With respect to any Mortgage Loan, all amounts received during any Due Period, whether as late payments of Monthly Payments or as Insurance Proceeds, Liquidation Proceeds or otherwise, which represent late payments or collections of Monthly Payments due but delinquent for a previous Due Period and not previously recovered.

         "Letter Agreement" The Letter Agreement, dated as of _________ ___, 200_, among the Certificate Insurer and Impac Mortgage Holdings, Inc., including any amendments and supplements thereto.

         "LIBOR" With respect to any Distribution Date and the Pass-Through Rates on the Offered Certificates, the arithmetic mean of the London interbank offered rate quotations of reference banks (which will be selected by the Trustee after consultation with the Master Servicer) for one-month U.S. dollar deposits, expressed on a per annum basis, determined in accordance with Section 1.02.

         "LIBOR Business Day" Any day other than (i) Saturday or a Sunday or
(ii) a day on which banking institutions in the city of London, England and New York City are required or authorized by law to be closed.

         "LIBOR Rate Adjustment Date" With respect to each Distribution Date, the second LIBOR Business Day immediately preceding the commencement of the related Accrual Period.

         "Liquidated Mortgage Loan" As to any Distribution Date, any Mortgage Loan in respect of which the Master Servicer has determined, in accordance with the servicing procedures specified herein, as of the end of the related Prepayment Period, that all Liquidation Proceeds which it expects to recover with respect to the liquidation of the Mortgage Loan or disposition of the related REO Property have been recovered.

         "Liquidation Proceeds" Amounts (other than Insurance Proceeds) received by the Master Servicer in connection with the taking of an entire Mortgaged Property by exercise of the power of eminent domain or condemnation or in connection with the liquidation of a defaulted Mortgage Loan through trustee's sale, foreclosure sale or otherwise, other than amounts received in respect of any REO Property.

         "Loan-to-Value Ratio" As of any date, the fraction, expressed as a percentage, the numerator of which is the current principal balance of the related Mortgage Loan at the date of determination and the denominator of which is the Collateral Value of the related Mortgaged Property.

         "Lost Note Affidavit" With respect to any Mortgage Note, an original lost note affidavit from the Sponsor stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note.

         "Majority Class C Certificateholder" The holder of a 50.01% or greater Percentage Interest of the Class C Certificates.

         "Marker Rate": With respect to the Class C Certificates and any Distribution Date, a per annum rate equal to two (2) times the weighted average of the Uncertificated REMIC 2 Pass-Through Rates for REMIC 2 Regular Interest A-1, REMIC 2 Regular Interest A-1M, REMIC 2 Regular Interest A-1W, REMIC 2 Regular Interest A-2A, REMIC 2 Regular Interest A-2B, REMIC 2 Regular Interest A-2C, REMIC 2 Regular Interest A-2D, REMIC 2 Regular Interest M-1, REMIC 2 Regular Interest M-2, REMIC 2 Regular Interest M-3, REMIC 2 Regular Interest M-4, REMIC 2 Regular Interest M-5, REMIC 2 Regular Interest M-6, REMIC 2 Regular Interest M-7, REMIC 2 Regular Interest M-8, REMIC 2 Regular Interest B and REMIC 2 Regular Interest ZZ, with the rate on each such REMIC 2 Regular Interest (other than REMIC 2 Regular Interest ZZ) subject to a cap equal to the lesser of
(i) LIBOR plus the related Certificate Margin and (ii) the related Net WAC Rate for the purpose of this calculation for such Distribution Date and with the rate on REMIC 2 Regular Interest ZZ subject to a cap of zero for the purpose of this calculation.

         "Master Servicer" Impac Funding Corporation, or any successor master servicer appointed as herein provided.

         "Master Servicer Prepayment Charge Payment Amount" The amounts payable by the Master Servicer in respect of any waived Prepayment Charges pursuant to
Section 2.03, and any amount paid to the Trust Fund by any Person to remedy any breach of any representation, warranty of covenant made with respect to the Prepayment Charges to the extent the Trust Fund, as assignee, is the beneficiary of such representation, warranty or covenant.

         "Master Servicing Fees" As to each Mortgage Loan, an amount, payable out of any payment of interest on the Mortgage Loan, equal to interest at the Master Servicing Fee Rate on the Stated Principal Balance of such Mortgage Loan as of the Due Date in the calendar month preceding the month in which the payment of the Master Servicing Fee is due (alternatively, in the event such payment of interest accompanies a Principal Prepayment in full made by the Mortgagor, interest for the number of days covered by such payment of interest). The Master Servicing Fee consists of servicing compensation payable to the Master Servicer in respect of its master servicing responsibilities.

         "Master Servicing Fee Rate" With respect to each Mortgage Loan, the per annum rate of ____%.

         "Maximum Uncertificated Accrued Interest Deferral Amount": With respect to any Distribution Date, the excess of (a) accrued interest at the Uncertificated REMIC 2 Pass-Through Rate applicable to REMIC 2 Regular Interest ZZ for such Distribution Date on a balance equal to the excess of (i) the Uncertificated Principal Balance of REMIC 2 Regular Interest ZZ over (ii) the REMIC 2 Overcollateralized Amount, in each case for such Distribution Date over
(b) the sum of the Uncertificated Accrued Interest on REMIC 2 Regular Interest A-1, REMIC 2 Regular Interest A-1M, REMIC 2 Regular Interest A-1W, REMIC 2 Regular Interest A-2A, REMIC 2 Regular Interest A-2B, REMIC 2 Regular Interest A-2C, REMIC 2 Regular Interest A-2D, REMIC 2 Regular Interest M-1, REMIC 2 Regular Interest M-2, REMIC 2 Regular Interest M-3, REMIC 2 Regular Interest M-4, REMIC 2 Regular Interest M-5, REMIC 2 Regular Interest M-6, REMIC 2 Regular Interest M-7, REMIC 2 Regular Interest M-8 and REMIC 2 Regular Interest B, with the rate on each such REMIC 2 Regular Interest subject to a cap equal to the lesser of (i) LIBOR plus the related Certificate Margin and (ii) the related Net WAC Rate.

         "MERS" Mortgage Electronic Registration Systems, Inc., a corporation organized and existing under the laws of the State of Delaware, or any successor thereto.

         "MERS(R) System" The system of recording transfers of Mortgages electronically maintained by MERS.

         "MIN" The Mortgage Identification Number for Mortgage Loans registered with MERS on the MERS(R) System.

         "MOM Loan" With respect to any Mortgage Loan, MERS acting as the mortgagee of such Mortgage Loan, solely as nominee for the originator of such Mortgage Loan and its successors and assigns, at the origination thereof.

         "Monthly Interest Distributable Amount" For any Distribution Date and each Class of Offered Certificates and Class C Certificates, the amount of interest accrued during the related Accrual Period at the related Pass-Through Rate on the Certificate Principal Balance of such Class immediately prior to such Distribution Date, in each case, reduced by any Net Prepayment Interest Shortfalls and Relief Act Interest Shortfalls (allocated to such Certificate as set forth in Section 1.03). The Monthly Interest Distributable Amount on the Offered Certificates will be calculated on the basis of the actual number of days in the related Accrual Period and a 360-day year. The Monthly Interest Distributable Amount on the Class C Certificates, will be calculated on the basis of a 360-day year consisting of twelve 30-day months.

         "Monthly Payment" With respect to any Mortgage Loan, the scheduled monthly payment of principal and interest on such Mortgage Loan which is payable by a Mortgagor from time to time under the related Mortgage Note as originally executed (after adjustment, if any, for Deficient Valuations occurring prior to such Due Date, and after any adjustment by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period).

         "Moody's" Moody's Investors Service, Inc., or its successor in interest.

         "Mortgage" The mortgage, deed of trust or any other instrument securing the Mortgage Loan.

         "Mortgage File" The mortgage documents listed in Section 2.01 pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement and the Custodial Agreement; provided, that whenever the term "Mortgage File" is used to refer to documents actually received by the Custodian, such term shall not be deemed to include such additional documents required to be added unless they are actually so added.

         "Mortgage Loan" Each of the mortgage loans, transferred and assigned to the Trustee pursuant to Section 2.01, 2.04 or 2.06 and from time to time held in the Trust Fund (including any Qualified Substitute Mortgage Loans), the Mortgage Loans so transferred, assigned and held being identified in the Mortgage Loan Schedule. As used herein, the term "Mortgage Loan" includes the related Mortgage Note and Mortgage.

         "Mortgage Loan Purchase Agreement" The Mortgage Loan Purchase Agreement dated as of ___________ ___, 200_, among Impac Funding Corporation, as sponsor, Impac Mortgage Holdings, Inc., as guarantor, and the Depositor as purchaser, and all amendments thereof and supplements thereto.

         "Mortgage Loan Schedule" As of any date of determination, the schedule of Mortgage Loans included in the Trust Fund. The schedule of Mortgage Loans with accompanying information transferred on the Closing Date to the Trustee (or the Custodian) as part of the Trust Fund for the Certificates, attached hereto as Exhibit H, as amended from time to time to reflect the addition of Qualified Substitute Mortgage Loans (for purposes of the Trustee (or the Custodian) pursuant to Section 2.02, in computer-readable form as delivered to the Trustee (or to the Custodian, as its agent)), which list shall set forth the following information with respect to each Mortgage Loan:

                  (i) the loan number and name of the Mortgagor;

                  (ii) the street address, city, state and zip code of the Mortgaged Property;

                  (iii) (A) the original term to maturity and (B) if such Mortgage Loan is a Balloon Loan, the amortization term thereof;

                  (iv) the original principal balance and the original Mortgage Rate;

                  (v) the first payment date;

                  (vi) whether the Mortgage Loan is a Balloon Mortgage Loan or a Mortgage Loan the terms of which do not provide for a Balloon Payment;

                  (vii) the type of Mortgaged Property;

                  (viii) the Monthly Payment in effect as of the Cut-off Date;

                  (ix) the principal balance as of the Cut-off Date;

                  (x) the Mortgage Rate as of the Cut-off Date; (xi) the occupancy status;

                  (xii) the purpose of the Mortgage Loan;

                  (xiii) the Collateral Value of the Mortgaged Property;

                  (xiv) the original term to maturity;

                  (xv) the paid-through date of the Mortgage Loan;

                  (xvi) the Master Servicing Fee Rate;

                  (xvii) the Sub-Servicing Fee Rate;

                  (xviii) the Net Mortgage Rate for such Mortgage Loan;

                  (xix) whether such Mortgage Loan is a PMI Mortgage Loan and, if so, the related PMI Insurer Fee Rate;

                  (xx) whether the Mortgage Loan is covered by a private mortgage insurance policy or an original certificate of private mortgage insurance;

                  (xxi) the documentation type; and

                  (xxii) the type and term of the related Prepayment Charge, if any.

         The Mortgage Loan Schedule may be in the form of more than one schedule, collectively setting forth all of the information required.

         "Mortgage Note" The note or other evidence of the indebtedness of a Mortgagor under a Mortgage Loan.

         "Mortgage Rate" With respect to any Mortgage Loan, the annual rate at which interest accrues on such Mortgage Loan, as adjusted from time to time in accordance with the provisions of the Mortgage Note.

         "Mortgaged Property" The underlying property securing a Mortgage Loan.

         "Mortgagor" The obligor or obligors on a Mortgage Note.

         "Net Liquidation Proceeds" With respect to any Liquidated Mortgage Loan or any other disposition of related Mortgaged Property (including REO Property) the related Liquidation Proceeds net of Advances, Servicing Advances, Master Servicing Fees, Sub-Servicing Fees and any other accrued and unpaid servicing fees received and retained in connection with the liquidation of such Mortgage Loan or Mortgaged Property.

         "Net Mortgage Rate" With respect to each Mortgage Loan Due Date, a per annum rate of interest equal to the then-applicable Mortgage Rate on such Mortgage Loan less the sum of the Master Servicing Fee Rate and the Sub-Servicing Fee Rate, and with respect to the PMI Mortgage Loans, the PMI Insurer Fee Rate.

         "Net Monthly Excess Cashflow" With respect to each Distribution Date, the sum of (a) any Overcollateralization Release Amount for such Distribution Date and (b) the excess of (x) Available Distribution Amount and Insured Amount, if any, for such Distribution Date over (y) the sum for such Distribution Date of (A) the Monthly Interest Distributable Amounts for the Offered Certificates and (B) the Principal Remittance Amount.

         "Net Prepayment Interest Shortfall" With respect to any Distribution Date, the excess, if any, of any Prepayment Interest Shortfalls for such date over the related Compensating Interest.

         "Net Swap Payment" With respect to each Distribution Date, the net payment required to be made pursuant to the terms of the Swap Agreement by either the Swap Provider or the Swap Administrator, which net payment shall not take into account any Swap Termination Payment.

         "Net WAC Rate" With respect to the Offered Certificates and any Distribution Date, a per annum rate equal to the excess, if any, of (A) a per annum rate equal to the weighted average of the Net Mortgage Rates of the Mortgage Loans as of the first day of the month preceding the month in which such Distribution Date occurs over (B) the sum of (1) a per annum rate equal to the Net Swap Payment payable to the Swap Provider on such Distribution Date, divided by the outstanding Stated Principal Balance of the Mortgage Loans as of the first day of the calendar month preceding the month in which the Distribution Date occurs, multiplied by 12, and (2) any Swap Termination Payment not due to a Swap Provider Trigger Event payable to the Swap Provider on such Distribution Date, divided by the outstanding Stated Principal Balance of the Mortgage Loans as of the first day of the calendar month preceding the month in which the Distribution Date occurs, expressed as a per annum rate, multiplied by 12, less (C) in the case of the Class A-1W Certificates only, the Policy Premium Rate. The Net WAC Rate will be adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis.

         "Net WAC Shortfall Amount" If on any Distribution Date the Pass-Through Rate for the Offered Certificates is limited to the Net WAC Rate, the sum of (i) the excess of (a) the amount of interest such Offered Certificates would have been entitled to receive on such Distribution Date if the Net WAC Rate would not have been applicable to such certificates over (b) the amount of interest accrued on such Classes at the applicable Net WAC Rate plus (ii) the related Net WAC Shortfall Amount from the prior Distribution Date not previously distributed together with interest thereon at the related Pass-Through Rate for the most recently ended Accrual Period.

         "Net WAC Shortfall Reserve Fund" A reserve fund established by the Trustee for the benefit of the Holders of the Offered Certificates, and funded on the Closing Date by or on behalf of the Depositor with $5,000. The Net WAC Shortfall Reserve Fund is an "outside reserve fund" within the meaning of Treasury regulation Section 1.860G-2(h), which is not an asset of any REMIC, ownership of which is evidenced by the Class C Certificates, and which is established and maintained pursuant to Section 4.08.

         "Net WAC Shortfall Reserve Fund Deposit" With respect to the Net WAC Shortfall Reserve Fund, an amount equal to $5,000, which the Depositor shall fund initially pursuant to Section 4.08 hereof.

         "Nonrecoverable Advance" Any Advance or Servicing Advance previously made or proposed to be made in respect of a Mortgage Loan which, in the good faith judgment of the Master Servicer, will not or, in the case of a proposed Advance or Servicing Advance, would not be ultimately recoverable from related Late Collections, Insurance Proceeds, Liquidation Proceeds or REO Proceeds. The determination by the Master Servicer that it has made a Nonrecoverable Advance or that any proposed Advance or Servicing Advance would constitute a Nonrecoverable Advance, shall be evidenced by a certificate of a Servicing Officer delivered to the Depositor and the Trustee.

         "Non-United States Person" Any Person other than a United States
Person.

         "Offered Certificates" The Class A Certificates and the Subordinate Certificates.

         "Officers' Certificate" A certificate signed by the Chairman of the Board, the Vice Chairman of the Board, the President or a vice president and by the Treasurer, the Secretary, or one of the assistant treasurers or assistant secretaries of the Depositor, the Sponsor, the Master Servicer or of any Sub-Servicer and delivered to the Depositor and Trustee.

         "One Month LIBOR" The London interbank offered rate for one-month United States dollar deposits, determined as described in Section 1.02 of this Agreement.

         "Opinion of Counsel" A written opinion of counsel, who may be counsel for the Depositor, the Sponsor, or the Master Servicer, reasonably acceptable to the Trustee; except that any opinion of counsel relating to (a) the qualification of any account required to be maintained pursuant to this Agreement as an Eligible Account, (b) the qualification of REMIC 1, REMIC 2 or REMIC 3 as REMICs, (c) compliance with the REMIC Provisions or (d) resignation of the Master Servicer pursuant to Section 6.04 must be an opinion of counsel who (i) is in fact independent of the Depositor and the Master Servicer, (ii) does not have any direct financial interest or any material indirect financial interest in the Depositor or the Master Servicer or in an affiliate of either and (iii) is not connected with the Depositor or the Master Servicer as an officer, employee, director or person performing similar functions.

         "Optional Termination Date" The first Distribution Date on which the Master Servicer may opt to terminate the Trust Fund pursuant to Section 9.01.

         "OTS" Office of Thrift Supervision or any successor.

         "Outstanding Mortgage Loan" As to any Due Date, a Mortgage Loan (including an REO Property) which was not the subject of a Principal Prepayment in Full, Cash Liquidation or REO Disposition and which was not purchased prior to such Due Date pursuant to Sections 2.02, 2.04 or 3.14.

         "Overcollateralized Amount" With respect to any Distribution Date, the amount, if any, by which (i) the Aggregate Stated Principal Balance of the Mortgage Loans (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period and any Realized Losses on the Mortgage Loans), exceeds (ii) the aggregate Certificate Principal Balance of the Offered Certificates and the Class P Certificates as of such Distribution Date (after giving effect to distributions to be made on such Distribution Date).

         "Overcollateralization Deficiency Amount" With respect to any Distribution Date, the amount, if any, by which the Overcollateralization Target Amount exceeds the Overcollateralized Amount on such Distribution Date (after giving effect to distributions in respect of the Principal Remittance Amount on such Distribution Date).

         "Overcollateralization Floor" With respect to any Distribution Date, ____% of the Cut-off Date Balance.

         "Overcollateralization Release Amount" With respect to any Distribution Date, the lesser of (x) the Principal Remittance Amount for such Distribution Date and (y) the excess, if any, of (i) the Overcollateralized Amount for such Distribution Date (assuming that 100% of the Principal Remittance Amount is applied as a principal payment on such Distribution Date) over (ii) the Overcollateralization Target Amount for such Distribution Date.

         "Overcollateralization Target Amount" With respect to any Distribution Date prior to the Stepdown Date, ____% of the Cut-off Date Balance. With respect to any Distribution Date on or after the Stepdown Date, the greater of (x) ____% of the aggregate Stated Principal Balance of the Mortgage Loans and (y) the Overcollateralization Floor; provided, however, that if a Trigger Event is in effect on any Distribution Date, the Overcollateralization Target Amount will be equal to the Overcollateralization Target Amount on the prior Distribution Date.

         "Ownership Interest" As to any Certificate, any ownership or security interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

         "Pass-Through Rate" With respect to any Distribution Date and the Offered Certificates, the lesser of (x) One-Month LIBOR plus the related Certificate Margin and (y) the Net WAC Rate. With respect to any Distribution Date and the Class C Certificates, a per annum rate equal to the percentage equivalent of a fraction, the numerator of which is (x) the sum of the amounts calculated pursuant to clauses (A) through (S) below, and the denominator of which is (y) the aggregate of the Uncertificated Principal Balances of the REMIC 2 Regular Interests. For purposes of calculating the Pass-Through Rate for the Class C Certificates, the numerator is equal to the sum of the following components:

                  (A) the Uncertificated REMIC 2 Pass-Through Rate for REMIC 2 Regular Interest AA minus the Marker Rate, applied to an amount equal to the Uncertificated Principal Balance of REMIC 2 Regular Interest AA;

                  (B) the Uncertificated REMIC 2 Pass-Through Rate for REMIC 2 Regular Interest A-1 minus the Marker Rate, applied to an amount equal to the Uncertificated Principal Balance of REMIC 2 Regular Interest A-1;

                  (C) the Uncertificated REMIC 2 Pass-Through Rate for REMIC 2 Regular Interest A-1M minus the Marker Rate, applied to an amount equal to the Uncertificated Principal Balance of REMIC 2 Regular Interest A-1M;

                  (D) the Uncertificated REMIC 2 Pass-Through Rate for REMIC 2 Regular Interest A-1W minus the Marker Rate, applied to an amount equal to the Uncertificated Principal Balance of REMIC 2 Regular Interest A-1W;

                  (E) the Uncertificated REMIC 2 Pass-Through Rate for REMIC 2 Regular Interest A-2A minus the Marker Rate, applied to an amount equal to the Uncertificated Principal Balance of REMIC 2 Regular Interest A-2A;

                  (F) the Uncertificated REMIC 2 Pass-Through Rate for REMIC 2 Regular Interest A-2B minus the Marker Rate, applied to an amount equal to the Uncertificated Principal Balance of REMIC 2 Regular Interest A-2B;

                  (G) the Uncertificated REMIC 2 Pass-Through Rate for REMIC 2 Regular Interest A-2C minus the Marker Rate, applied to an amount equal to the Uncertificated Principal Balance of REMIC 2 Regular Interest A-2C;

                  (H) the Uncertificated REMIC 2 Pass-Through Rate for REMIC 2 Regular Interest A-2D minus the Marker Rate, applied to an amount equal to the Uncertificated Principal Balance of REMIC 2 Regular Interest A-2D;

                  (I) the Uncertificated REMIC 2 Pass-Through Rate for REMIC 2 Regular Interest M-1 minus the Marker Rate, applied to an amount equal to the Uncertificated Principal Balance of REMIC 2 Regular Interest M-1;

                  (J) the Uncertificated REMIC 2 Pass-Through Rate for REMIC 2 Regular Interest M-2 minus the Marker Rate, applied to an amount equal to the Uncertificated Principal Balance of REMIC 2 Regular Interest M-2;

                  (K) the Uncertificated REMIC 2 Pass-Through Rate for REMIC 2 Regular Interest M-3 minus the Marker Rate, applied to an amount equal to the Uncertificated Principal Balance of REMIC 2 Regular Interest M-3;

                  (L) the Uncertificated REMIC 2 Pass-Through Rate for REMIC 2 Regular Interest M-4 minus the Marker Rate, applied to an amount equal to the Uncertificated Principal Balance of REMIC 2 Regular Interest M-4;

                  (M) the Uncertificated REMIC 2 Pass-Through Rate for REMIC 2 Regular Interest M-5 minus the Marker Rate, applied to an amount equal to the Uncertificated Principal Balance of REMIC 2 Regular Interest M-5;

                  (N) the Uncertificated REMIC 2 Pass-Through Rate for REMIC 2 Regular Interest M-6 minus the Marker Rate, applied to an amount equal to the Uncertificated Principal Balance of REMIC 2 Regular Interest M-6;

                  (O) the Uncertificated REMIC 2 Pass-Through Rate for REMIC 2 Regular Interest M-7 minus the Marker Rate, applied to an amount equal to the Uncertificated Principal Balance of REMIC 2 Regular Interest M-7;

                  (P) the Uncertificated REMIC 2 Pass-Through Rate for REMIC 2 Regular Interest M-8 minus the Marker Rate, applied to an amount equal to the Uncertificated Principal Balance of REMIC 2 Regular Interest M-8;

                  (Q) the Uncertificated REMIC 2 Pass-Through Rate for REMIC 2 Regular Interest B minus the Marker Rate, applied to an amount equal to the Uncertificated Principal Balance of REMIC 2 Regular Interest B;

                  (R) the Uncertificated REMIC 2 Pass-Through Rate for REMIC 2 Regular Interest ZZ minus the Marker Rate, applied to an amount equal to the Uncertificated Principal Balance of REMIC 2 Regular Interest ZZ; and

                  (S) 100% of the interest on REMIC 2 Regular Interest P.

         The Class P Certificates and the Class R Certificates will not accrue interest and therefore will not have a Pass-Through Rate. The Class IO Interest will not have a Pass-Through Rate or a Certificate Principal Balance, but will be entitled to 100% of the amounts distributed on REMIC 2 Regular Interest IO.

         "Percentage Interest" With respect to any Regular Certificate, the undivided percentage ownership interest in the related Class evidenced by such Certificate, which percentage ownership interest shall be equal to the Initial Certificate Principal Balance thereof divided by the aggregate Initial Certificate Principal Balance of all of the Certificates of the same Class. With respect to any Class R Certificate, the interest in distributions to be made with respect to such Class evidenced thereby, expressed as a percentage, as stated on the face of each such Certificate.

         "Permitted Investment" One or more of the following:

                  (i) obligations of or guaranteed as to principal and interest by the United States or any agency or instrumentality thereof when such obligations are backed by the full faith and credit of the United States;

                  (ii) repurchase agreements on obligations specified in clause
         (i) maturing not more than one month from the date of acquisition thereof, provided that the unsecured obligations of the party agreeing to repurchase such obligations are at the time rated by each Rating Agency in its highest short-term rating available;

                  (iii) federal funds, certificates of deposit, demand deposits, time deposits and bankers' acceptances (which shall each have an original maturity of not more than 90 days and, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days or a remaining maturity of more than 30 days) denominated in United States dollars of any U.S. depository institution or trust company incorporated under the laws of the United States or any state thereof or of any domestic branch of a foreign depository institution or trust company; provided that the debt obligations of such depository institution or trust company (or, if the only Rating Agency is Standard & Poor's, in the case of the principal depository institution in a depository institution holding company, debt obligations of the depository institution holding company) at the date of acquisition thereof have been rated by each Rating Agency in its highest short-term rating available; and provided further that, if the only Rating Agency is Standard & Poor's and if the depository or trust company is a principal subsidiary of a bank holding company and the debt obligations of such subsidiary are not separately rated, the applicable rating shall be that of the bank holding company; and, provided further that, if the original maturity of such short-term obligations of a domestic branch of a foreign depository institution or trust company shall exceed 30 days, the short-term rating of such institution shall be A-1+ in the case of Standard & Poor's if Standard & Poor's is the Rating Agency;

                  (iv) commercial paper (having original maturities of not more than 365 days) of any corporation incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by Moody's and Standard & Poor's in their highest short-term ratings available; provided that such commercial paper shall have a remaining maturity of not more than 30 days;

                  (v) a money market fund or a qualified investment fund rated by Moody's in its highest long-term ratings available and rated AAAm or AAAm-G by Standard & Poor's, including any such funds for which [NAME OF THE TRUSTEE]. or any affiliate thereof serves as an investment advisor, manager, administrator, shareholder, servicing agent, and/or custodian or sub-custodian; and

                  (vi) other obligations or securities that are acceptable to each Rating Agency as a Permitted Investment hereunder and will not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency, as evidenced in writing; PROVIDED, HOWEVER, that no instrument shall be a Permitted Investment if it represents, either (1) the right to receive only interest payments with respect to the underlying debt instrument or (2) the right to receive both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity greater than 120% of the yield to maturity at par of such underlying obligations.

         "Permitted Transferee" Any transferee of a Residual Certificate other than a Disqualified Organization, a Non-United States Person or an "electing large partnership" (as defined in Section 775 of the Code).

         "Person" Any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

         "PMI Insurer" PMI Insurer Guaranty, Inc., or its successors or assigns.

         "PMI Insurer Fee Rate" With respect to each PMI Mortgage Loan, the per annum rate payable to the PMI Insurer under the PMI Insurer Policy.

         "PMI Insurer Policy" The lender-paid primary mortgage insurance policy issued by the PMI Insurer in accordance with a __________, 200_ letter between the Sponsor and the PMI Insurer.

         "PMI Mortgage Loan" Any mortgage loan covered by the PMI Insurer
Policy.

         "Policy Premium" The premium set forth in the Certificate Guaranty Insurance Policy.

         "Policy Premium Rate" The rate per annum set forth in the Letter Agreement.

         "Preference Amount" With respect to the Class A-1W Certificates, any amount previously distributed to a Class A-1W Certificateholder that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the United States Bankruptcy Code, as amended from time to time, in accordance with a final nonappealable order of a court having competent jurisdiction.

         "Prepayment Assumption" As defined in the Prospectus Supplement.

         "Prepayment Charge" With respect to any Mortgage Loan, the charges or premiums, if any, due in connection with a full or partial prepayment of such Mortgage Loan in accordance with the terms thereof (other than any Master Servicer Prepayment Charge Payment Amount).

         "Prepayment Interest Shortfall" As to any Distribution Date and any Mortgage Loan (other than a Mortgage Loan relating to an REO Property) that was the subject of (a) a Principal Prepayment in Full during the related Prepayment Period, an amount equal to the excess of one month's interest at the Net Mortgage Rate on the Stated Principal Balance of such Mortgage Loan over the amount of interest (adjusted to the Net Mortgage Rate) paid by the Mortgagor for such Prepayment Period to the date of such Principal Prepayment in Full or (b) a Curtailment during the prior calendar month, an amount equal to one month's interest at the Net Mortgage Rate on the amount of such Curtailment.

         "Prepayment Period" As to any Distribution Date, the calendar month preceding the month in which such Distribution Date occurs.

         "Primary Hazard Insurance Policy" Each primary hazard insurance policy required to be maintained pursuant to Section 3.13.

         "Primary Insurance Policy" Any primary policy of mortgage guaranty insurance including the PMI Insurer Policy, or any replacement policy therefor.

         "Principal Distribution Amount" With respect to any Distribution Date, an amount equal to the sum of the Basic Principal Distribution Amount plus the Extra Principal Distribution Amount.

         "Principal Prepayment" Any payment of principal made by the Mortgagor on a Mortgage Loan which is received in advance of its scheduled Due Date and which is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

         "Principal Prepayment in Full" Any Principal Prepayment made by a Mortgagor of the entire unpaid principal balance of the Mortgage Loan.

         "Principal Remittance Amount" With respect to any Distribution Date, the sum of (i) each scheduled payment of principal collected or advanced on the Mortgage Loans by the Master Servicer that were due during the related Due Period, (ii) the principal portion of all partial and full Principal Prepayments of the Mortgage Loans applied by the Master Servicer during the related Prepayment Period, (iii) the principal portion of all Net Liquidation Proceeds, REO Proceeds, Insurance Proceeds, and Subsequent Recoveries received during the related Prepayment Period, (iv) the principal portion of proceeds of Mortgage Loan purchases made pursuant to Section 2.02, 2.04 or 3.14, in each case received or made during the related Prepayment Period, (v) the principal portion of any related Substitution Adjustments deposited in the Custodial Account during the related Prepayment Period, (vi) any amounts required to be reimbursed to the Supplemental Interest Trust as provided in the Agreement, (vii) any Net Swap Payments or Swap Termination Payments not due to a Swap Provider Trigger Event owed to the Supplemental Interest Trust for payment to the Swap Provider, to the extent not paid from the Interest Remittance Amount, (viii) any portion of the Insured Amount for such Distribution Date representing the amount of any Realized Losses allocated to the Class A-1W Certificates for that Distribution Date and (ix) on the Distribution Date on which the Trust Fund is to be terminated pursuant to Section 9.01, the principal portion of the termination price received from the Master Servicer in connection with a termination of the Trust Fund to occur on such Distribution Date.

         "Prospectus Supplement" That certain Prospectus Supplement dated ____________ ___, 200_ relating to the public offering of the Offered Certificates.

         "Purchase Price" With respect to any Mortgage Loan (or REO Property) required to be purchased pursuant to Section 2.02, 2.04 or 3.14, an amount equal to the sum of (i) 100% of the Stated Principal Balance thereof, (ii) unpaid accrued interest (or REO Imputed Interest) at the applicable Net Mortgage Rate on the Stated Principal Balance thereof outstanding during each Due Period that such interest was not paid or advanced, from the date through which interest was last paid by the Mortgagor or advanced and distributed to Certificateholders together with unpaid Master Servicing Fees, Sub-Servicing Fees and, if such Mortgage Loan is a PMI Mortgage Loan, fees due the PMI Insurer at the PMI Insurer Fee Rate, from the date through which interest was last paid by the Mortgagor, in each case to the first day of the month in which such Purchase Price is to be distributed, plus (iii) the aggregate of all Advances and Servicing Advances made in respect thereof that were not previously reimbursed and plus (iv) any costs and damages incurred by the Trust Fund in connection with any violation by such Mortgage Loan of any predatory-lending law.

         "Qualified Insurer" Any insurance company duly qualified as such under the laws of the state or states in which the related Mortgaged Property or Mortgaged Properties is or are located, duly authorized and licensed in such state or states to transact the type of insurance business in which it is engaged and approved as an insurer by the Master Servicer, so long as the claims paying ability of which is acceptable to the Rating Agencies for pass-through certificates having the same rating as the Certificates rated by the Rating Agencies as of the Closing Date.

         "Qualified Substitute Mortgage Loan" A Mortgage Loan substituted by the Depositor for a Deleted Mortgage Loan which must, on the date of such substitution, as confirmed in an Officers' Certificate of the Sponsor delivered to the Trustee, (i) have an outstanding principal balance, after deduction of the principal portion of the monthly payment due in the month of substitution (or in the case of a substitution of more than one Mortgage Loan for a Deleted Mortgage Loan, an aggregate outstanding principal balance, after such deduction), not in excess of the Stated Principal Balance of the Deleted Mortgage Loan (the amount of any shortfall to be paid to the Master Servicer for deposit in the Custodial Account in the month of substitution); (ii) have a Mortgage Rate and a Net Mortgage Rate no lower than and not more than 1% per annum higher than the Mortgage Rate and Net Mortgage Rate, respectively, of the Deleted Mortgage Loan as of the date of substitution; (iii) have a Loan-to-Value Ratio at the time of substitution no higher than that of the Deleted Mortgage Loan at the time of substitution; (iv) have a remaining term to stated maturity not greater than (and not more than one year less than) that of the Deleted Mortgage Loan; (v) comply with each representation and warranty set forth in
Section 2.04 hereof; and, (vi) comply with each representation and warranty set forth in the Mortgage Loan Purchase Agreement (other than representations (xiv),
(xvi), (xxix) and (xxxiii) through (xli).

         "Rating Agency" Standard & Poor's or Moody's and each of their successors. If such agencies and their successors are no longer in existence, "Rating Agency" shall be such nationally recognized statistical rating agency, or other comparable Person, designated by the Depositor, notice of which designation shall be given to the Trustee and Master Servicer. References herein to the two highest long term debt rating of a Rating Agency shall mean "AA" or better in the case of Standard & Poor's and "Aa2" or better in the case of Moody's and references herein to the highest short-term debt rating of a Rating Agency shall mean "A-1+" in the case of Standard & Poor's and "P-1" in the case of Moody's, and in the case of any other Rating Agency such references shall mean such rating categories without regard to any plus or minus.

         "Realized Loss" With respect to each Mortgage Loan or REO Property as to which a Cash Liquidation or REO Disposition has occurred, an amount (not less than zero) equal to (i) the Stated Principal Balance of the Mortgage Loan as of the date of Cash Liquidation or REO Disposition, plus (ii) interest (and REO Imputed Interest, if any) at the Net Mortgage Rate from the Due Date as to which interest was last paid or advanced to Certificateholders up to the date of the Cash Liquidation or REO Disposition on the Stated Principal Balance of such Mortgage Loan outstanding during each Due Period that such interest was not paid or advanced, minus (iii) the proceeds, if any, received during the month in which such Cash Liquidation or REO Disposition occurred, to the extent applied as recoveries of interest at the Net Mortgage Rate and to principal of the Mortgage Loan, net of the portion thereof reimbursable to the Master Servicer or any Sub-Servicer with respect to related Advances or Servicing Advances not previously reimbursed. With respect to each Mortgage Loan which has become the subject of a Deficient Valuation, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient Valuation.

         "Record Date" With respect to the Class C Certificates and any Offered Certificates which are not Book-Entry Certificates and each Distribution Date, the last Business Day of the month immediately preceding the month of the related Distribution Date. With respect to each Distribution Date and any Offered Certificates which are Book-Entry Certificates, the Business Day prior to such Distribution Date.

         "Regular Certificate" Any of the Certificates other than a Residual Certificate.

           "Regulation AB" Subpart 229,1100 - Asset Backed Securities (Regulation AB), 17 C.F.R. ss.ss.229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan.7, 2005)) or
by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

         "Relief Act" The Servicemembers Relief Act, as amended, and similar legislation or regulations.

         "Relief Act Interest Shortfall" With respect to any Distribution Date, for any Mortgage Loan with respect to which there has been a reduction in the amount of interest collectible thereon for the most recently ended Due Period as a result of the application of the Relief Act, the amount by which (i) interest collectible on such Mortgage Loan during such Due Period is less than (ii) one month's interest on the Stated Principal Balance of such Mortgage Loan at the Loan Rate for such Mortgage Loan before giving effect to the application of the Relief Act.

         "REMIC" A "real estate mortgage investment conduit" within the meaning of Section 860D of the Code.

         "REMIC 1" The segregated pool of assets subject hereto (exclusive of the Net WAC Shortfall Reserve Fund and the Swap Account) with respect to which a REMIC election is to be made, conveyed in trust to the Trustee, for the benefit of the Holders of the REMIC 1 Regular Interests and the Holders of the Class R Certificates (as holders of the Class R-1 Interest), consisting of: (i) each Mortgage Loan (exclusive of payments of principal and interest due on or before the Cut-off Date, if any, received by the Master Servicer which shall not constitute an asset of the Trust Fund) as from time to time are subject to this Agreement and all payments under and proceeds of such Mortgage Loans (exclusive of any prepayment fees and late payment charges received on the Mortgage Loans), together with all documents included in the related Mortgage File, subject to
Section 2.01; (ii) such funds or assets as from time to time are deposited in the Custodial Account or the Certificate Account and belonging to the Trust Fund; (iii) any REO Property; (iv) the Primary Hazard Insurance Policies, if any, the Primary Insurance Policies, if any, and all other Insurance Policies with respect to the Mortgage Loans; (v) [reserved]; and (vi) the Depositor's interest in respect of the representations and warranties made by the Sponsor in the Mortgage Loan Purchase Agreement as assigned to the Trustee pursuant to
Section 2.04 hereof.

         "REMIC 1 Regular Interest": Any of the 120 separate non-certificated beneficial ownership interests in REMIC 1 issued hereunder and designated as a "regular interest" in REMIC 1. Each REMIC 1 Regular Interest shall accrue interest at the related Uncertificated REMIC 1 Pass-Through Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in the Preliminary Statement hereto.

         "REMIC 2 Regular Interest AA": One of the separate non-certificated beneficial ownership interests in REMIC 2 issued hereunder and designated as a Regular Interest in REMIC 2. REMIC 2 Regular Interest AA shall accrue interest at the related Uncertificated REMIC 2 Pass-Through Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in the Preliminary Statement hereto.

         "REMIC 2 Regular Interest A-1": One of the separate non-certificated beneficial ownership interests in REMIC 2 issued hereunder and designated as a Regular Interest in REMIC 2. REMIC 2 Regular Interest A-1 shall accrue interest at the related Uncertificated REMIC 2 Pass-Through Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in the Preliminary Statement hereto.

         "REMIC 2 Regular Interest A-1M": One of the separate non-certificated beneficial ownership interests in REMIC 2 issued hereunder and designated as a Regular Interest in REMIC 2. REMIC 2 Regular Interest A-1M shall accrue interest at the related Uncertificated REMIC 2 Pass-Through Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in the Preliminary Statement hereto.

         "REMIC 2 Regular Interest A-1W": One of the separate non-certificated beneficial ownership interests in REMIC 2 issued hereunder and designated as a Regular Interest in REMIC 2. REMIC 2 Regular Interest A-1W shall accrue interest at the related Uncertificated REMIC 2 Pass-Through Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in the Preliminary Statement hereto.

         "REMIC 2 Regular Interest A-2A": One of the separate non-certificated beneficial ownership interests in REMIC 2 issued hereunder and designated as a Regular Interest in REMIC 2. REMIC 2 Regular Interest A-2A shall accrue interest at the related Uncertificated REMIC 2 Pass-Through Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in the Preliminary Statement hereto.

         "REMIC 2 Regular Interest A-2B": One of the separate non-certificated beneficial ownership interests in REMIC 2 issued hereunder and designated as a Regular Interest in REMIC 2. REMIC 2 Regular Interest A-2B shall accrue interest at the related Uncertificated REMIC 2 Pass-Through Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in the Preliminary Statement hereto.

         "REMIC 2 Regular Interest A-2C": One of the separate non-certificated beneficial ownership interests in REMIC 2 issued hereunder and designated as a Regular Interest in REMIC 2. REMIC 2 Regular Interest A-2C shall accrue interest at the related Uncertificated REMIC 2 Pass-Through Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in the Preliminary Statement hereto.

         "REMIC 2 Regular Interest A-2D": One of the separate non-certificated beneficial ownership interests in REMIC 2 issued hereunder and designated as a Regular Interest in REMIC 2. REMIC 2 Regular Interest A-2D shall accrue interest at the related Uncertificated REMIC 2 Pass-Through Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in the Preliminary Statement hereto.

         "REMIC 2 Regular Interest M-1": One of the separate non-certificated beneficial ownership interests in REMIC 2 issued hereunder and designated as a Regular Interest in REMIC 2. REMIC 2 Regular Interest M-1 shall accrue interest at the related Uncertificated REMIC 2 Pass-Through Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in the Preliminary Statement hereto.

         "REMIC 2 Regular Interest M-2": One of the separate non-certificated beneficial ownership interests in REMIC 2 issued hereunder and designated as a Regular Interest in REMIC 2. REMIC 2 Regular Interest M-2 shall accrue interest at the related Uncertificated REMIC 2 Pass-Through Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in the Preliminary Statement hereto.

         "REMIC 2 Regular Interest M-3": One of the separate non-certificated beneficial ownership interests in REMIC 2 issued hereunder and designated as a Regular Interest in REMIC 2. REMIC 2 Regular Interest M-3 shall accrue interest at the related Uncertificated REMIC 2 Pass-Through Rate in effect from time to time, and shall be entitled to any Prepayment Charges relating to the Mortgage Loans collected by the Master Servicer and to a distribution of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in the Preliminary Statement hereto.

         "REMIC 2 Regular Interest M-4": One of the separate non-certificated beneficial ownership interests in REMIC 2 issued hereunder and designated as a Regular Interest in REMIC 2. REMIC 2 Regular Interest M-4 shall accrue interest at the related Uncertificated REMIC 2 Pass-Through Rate in effect from time to time, and shall be entitled to any Prepayment Charges relating to the Mortgage Loans collected by the Master Servicer and to a distribution of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in the Preliminary Statement hereto.

         "REMIC 2 Regular Interest M-5": One of the separate non-certificated beneficial ownership interests in REMIC 2 issued hereunder and designated as a Regular Interest in REMIC 2. REMIC 2 Regular Interest M-5 shall accrue interest at the related Uncertificated REMIC 2 Pass-Through Rate in effect from time to time, and shall be entitled to any Prepayment Charges relating to the Mortgage Loans collected by the Master Servicer and to a distribution of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in the Preliminary Statement hereto.

         "REMIC 2 Regular Interest M-6": One of the separate non-certificated beneficial ownership interests in REMIC 2 issued hereunder and designated as a Regular Interest in REMIC 2. REMIC 2 Regular Interest M-6 shall accrue interest at the related Uncertificated REMIC 2 Pass-Through Rate in effect from time to time, and shall be entitled to any Prepayment Charges relating to the Mortgage Loans collected by the Master Servicer and to a distribution of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in the Preliminary Statement hereto.

         "REMIC 2 Regular Interest M-7": One of the separate non-certificated beneficial ownership interests in REMIC 2 issued hereunder and designated as a Regular Interest in REMIC 2. REMIC 2 Regular Interest M-7 shall accrue interest at the related Uncertificated REMIC 2 Pass-Through Rate in effect from time to time, and shall be entitled to any Prepayment Charges relating to the Mortgage Loans collected by the Master Servicer and to a distribution of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in the Preliminary Statement hereto.

         "REMIC 2 Regular Interest M-8": One of the separate non-certificated beneficial ownership interests in REMIC 2 issued hereunder and designated as a Regular Interest in REMIC 2. REMIC 2 Regular Interest M-8 shall accrue interest at the related Uncertificated REMIC 2 Pass-Through Rate in effect from time to time, and shall be entitled to any Prepayment Charges relating to the Mortgage Loans collected by the Master Servicer and to a distribution of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in the Preliminary Statement hereto.

         "REMIC 2 Regular Interest B": One of the separate non-certificated beneficial ownership interests in REMIC 2 issued hereunder and designated as a Regular Interest in REMIC 2. REMIC 2 Regular Interest B shall accrue interest at the related Uncertificated REMIC 2 Pass-Through Rate in effect from time to time, and shall be entitled to any Prepayment Charges relating to the Mortgage Loans collected by the Master Servicer and to a distribution of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in the Preliminary Statement hereto.

         "REMIC 2 Regular Interest IO": One of the separate non-certificated beneficial ownership interests in REMIC 2 issued hereunder and designated as a Regular Interest in REMIC 2. REMIC 2 Regular Interest IO shall accrue interest at the related Uncertificated REMIC 2 Pass-Through Rate in effect from time to time and shall not be entitled to any distributions of principal.

         "REMIC 2 Regular Interest P": One of the separate non-certificated beneficial ownership interests in REMIC 2 issued hereunder and designated as a Regular Interest in REMIC 2. REMIC 2 Regular Interest P shall accrue interest at the related Uncertificated REMIC 2 Pass-Through Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in the Preliminary Statement hereto.

         "REMIC 2 Regular Interest ZZ": One of the separate non-certificated beneficial ownership interests in REMIC 2 issued hereunder and designated as a Regular Interest in REMIC 2. REMIC 2 Regular Interest ZZ shall accrue interest at the related Uncertificated REMIC 2 Pass-Through Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in the Preliminary Statement hereto.

         "REMIC 2 Regular Interests": REMIC 2 Regular Interest AA, REMIC 2 Regular Interest A-1, REMIC 2 Regular Interest A-1M, REMIC 2 Regular Interest A-1W, REMIC 2 Regular Interest A-2A, REMIC 2 Regular Interest A-2B, REMIC 2 Regular Interest A-2C, REMIC 2 Regular Interest A-2D, REMIC 2 Regular Interest M-1, REMIC 2 Regular Interest M-2, REMIC 2 Regular Interest M-3, REMIC 2 Regular Interest M-4, REMIC 2 Regular Interest M-5, REMIC 2 Regular Interest M-6, REMIC 2 Regular Interest M-7, REMIC 2 Regular Interest M-8, REMIC 2 Regular Interest B, REMIC 2 Regular Interest ZZ, REMIC 2 Regular Interest IO and REMIC 2 Regular Interest P.

         "REMIC 2 Interest Loss Allocation Amount": With respect to any Distribution Date, an amount equal to (a) the product of (i) the Aggregate Stated Principal Balance of the Mortgage Loans and related REO Properties then outstanding and (ii) the Uncertificated REMIC 2 Pass-Through Rate for REMIC 2 Regular Interest AA minus the Marker Rate, divided by (b) 12.

         "REMIC 2 Overcollateralized Amount": With respect to any date of determination, (i) 1% of the aggregate Uncertificated Principal Balances of REMIC 2 Regular Interest AA, REMIC 2 Regular Interest A-1, REMIC 2 Regular Interest A-1M, REMIC 2 Regular Interest A-1W, REMIC 2 Regular Interest A-2A, REMIC 2 Regular Interest A-2B, REMIC 2 Regular Interest A-2C, REMIC 2 Regular Interest A-2D, REMIC 2 Regular Interest M-1, REMIC 2 Regular Interest M-2, REMIC 2 Regular Interest M-3, REMIC 2 Regular Interest M-4, REMIC 2 Regular Interest M-5, REMIC 2 Regular Interest M-6, REMIC 2 Regular Interest M-7, REMIC 2 Regular Interest M-8, REMIC 2 Regular Interest B and REMIC 2 Regular Interest ZZ, minus
(ii) the aggregate of the Uncertificated Principal Balances of REMIC 2 Regular Interest A-1, REMIC 2 Regular Interest A-1M, REMIC 2 Regular Interest A-1W, REMIC 2 Regular Interest A-2A, REMIC 2 Regular Interest A-2B, REMIC 2 Regular Interest A-2C, REMIC 2 Regular Interest A-2D, REMIC 2 Regular Interest M-1, REMIC 2 Regular Interest M-2, REMIC 2 Regular Interest M-3, REMIC 2 Regular Interest M-4, REMIC 2 Regular Interest M-5, REMIC 2 Regular Interest M-6, REMIC 2 Regular Interest M-7, REMIC 2 Regular Interest M-8 and REMIC 2 Regular Interest B, in each case as of such date of determination.

         "REMIC 2 Principal Loss Allocation Amount": With respect to any Distribution Date and the mortgage loans, an amount equal to (a) the product of
(i) the Aggregate Stated Principal Balance of the Mortgage Loans and related REO Properties then outstanding and (ii) 1 minus a fraction, the numerator of which is two times the aggregate of the Uncertificated Principal Balances of REMIC 2 Regular Interest A-1, REMIC 2 Regular Interest A-1M, REMIC 2 Regular Interest A-1W, REMIC 2 Regular Interest A-2A, REMIC 2 Regular Interest A-2B, REMIC 2 Regular Interest A-2C, REMIC 2 Regular Interest A-2D, REMIC 2 Regular Interest M-1, REMIC 2 Regular Interest M-2, REMIC 2 Regular Interest M-3, REMIC 2 Regular Interest M-4, REMIC 2 Regular Interest M-5, REMIC 2 Regular Interest M-6, REMIC 2 Regular Interest M-7, REMIC 2 Regular Interest M-8 and REMIC 2 Regular Interest B, and the denominator of which is the aggregate of the Uncertificated Principal Balances of REMIC 2 Regular Interest A-1, REMIC 2 Regular Interest A-1M, REMIC 2 Regular Interest A-1W, REMIC 2 Regular Interest A-2A, REMIC 2 Regular Interest A-2B, REMIC 2 Regular Interest A-2C, REMIC 2 Regular Interest A-2D, REMIC 2 Regular Interest M-1, REMIC 2 Regular Interest M-2, REMIC 2 Regular Interest M-3, REMIC 2 Regular Interest M-4, REMIC 2 Regular Interest M-5, REMIC 2 Regular Interest M-6, REMIC 2 Regular Interest M-7, REMIC 2 Regular Interest M-8, REMIC 2 Regular Interest B and REMIC 2 Regular Interest ZZ.

         "REMIC 2 Overcollateralization Target Amount": 1% of the
Overcollateralization Target Amount.

         "REMIC 3": The segregated pool of assets consisting of all of the REMIC 2 Regular Interests conveyed in trust to the Trustee, for the benefit of the Holders of the Regular Certificates and the Holders of the Class R Certificates (as holders of the Class R-3 Interest), pursuant to Article II hereunder, and all amounts deposited therein, with respect to which a separate REMIC election is to be made.

         "REMIC Provisions": Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and proposed, temporary and final regulations and published rulings, notices and announcements promulgated thereunder, as the foregoing may be in effect from time to time.

         "REMIC Regular Interest": A REMIC 1 Regular Interest, REMIC 2 Regular Interest or Regular Certificate.

         "Remittance Report" A report prepared by the Master Servicer providing the information set forth in Exhibit E attached hereto.

         "REO Acquisition" The acquisition by the Master Servicer on behalf of the Trustee for the benefit of the Certificateholders of any REO Property pursuant to Section 3.15.

         "REO Disposition" The receipt by the Master Servicer of Insurance Proceeds, Liquidation Proceeds and other payments and recoveries (including proceeds of a final sale) which the Master Servicer expects to be finally recoverable from the sale or other disposition of the REO Property.

         "REO Imputed Interest" As to any REO Property, for any period, an amount equivalent to interest (at the Mortgage Rate that would have been applicable to the related Mortgage Loan had it been outstanding) on the unpaid principal balance of the Mortgage Loan as of the date of acquisition thereof (as such balance is reduced pursuant to Section 3.15 by any income from the REO Property treated as a recovery of principal).

         "REO Proceeds" Proceeds, net of directly related expenses, received in respect of any REO Property (including, without limitation, proceeds from the rental of the related Mortgaged Property and of any REO Disposition), which proceeds are required to be deposited into the Custodial Account as and when received.

         "REO Property" A Mortgaged Property acquired by the Master Servicer on behalf of the Trust Fund through foreclosure or deed-in-lieu of foreclosure in connection with a defaulted Mortgage Loan.

         "Request for Release" A release signed by a Servicing Officer, in the form of Exhibits F-1 or F-2 attached hereto.

         "Residual Interest" The sole Class of "residual interests" in a REMIC within the meaning of Section 860G(a)(2) of the Code.

         "Responsible Officer" When used with respect to the Trustee, the Chairman or Vice Chairman of the Board of Directors or Trustees, the Chairman or Vice Chairman of the Executive or Standing Committee of the Board of Directors or Trustees, the President, the Chairman of the Committee on Trust Matters, any vice president, any assistant vice president, the Secretary, any assistant secretary, the Treasurer, any assistant treasurer, any trust officer or assistant trust officer or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

         "Servicing Account" The account or accounts created and maintained pursuant to Section 3.09.

         "Servicing Advances" All customary, reasonable and necessary "out of pocket" costs and expenses incurred in connection with a default, delinquency or other unanticipated event in the performance by the Master Servicer or any Sub-Servicer of its servicing obligations, including, but not limited to, the cost of (i) the preservation, restoration and protection of a Mortgaged Property, (ii) any enforcement or judicial proceedings, including foreclosures, including any expenses incurred in relation to any such proceedings that result from the Mortgage Loan being registered on the MERS System, (iii) the management and liquidation of any REO Property, including reasonable fees paid to any independent contractor in connection therewith, and (iv) compliance with the obligations under the second paragraph of Section 3.01, Section 3.09 and Section
3.13 (other than any deductible described in the last paragraph thereof).

         "Servicing Criteria" The "servicing criteria" set forth in Item 1122(d) of Regulation AB, as such may be amended from time to time.

         "Servicing Guide" The Impac Funding Corporation Servicing Guide attached hereto as Exhibit K.

         "Servicing Officer" Any officer of the Master Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans, whose name and specimen signature appear on a list of servicing officers furnished to the Trustee by the Master Servicer, as such list may from time to time be amended.

         "Single Certificate" A Regular Certificate of any Class (other than a Class P Certificate) evidencing an Initial Certificate Principal Balance of $1,000, or, in the case of a Class P Certificate, a Certificate of such Class evidencing an Initial Certificate Principal Balance of $100.

         "Sponsor" Impac Funding Corporation, or its successor in interest.

         "Standard & Poor's" Standard & Poor's Ratings Services, a division of The McGraw Hill Companies, Inc., or its successor in interest.

         "Startup Day" The day designated as such pursuant to Article X hereof.

         "Stated Principal Balance" With respect to any Mortgage Loan or related REO Property at any given time, (i) the principal balance of the Mortgage Loan outstanding as of the Cut-off Date, after application of principal payments due on or before such date, whether or not received, minus (ii) the sum of (a) the principal portion of the Monthly Payments due with respect to such Mortgage Loan or REO Property during each Due Period ending prior to the most recent Distribution Date which were received or with respect to which an Advance was made, and (b) all Principal Prepayments with respect to such Mortgage Loan or REO Property, and all Insurance Proceeds, Liquidation Proceeds and REO Proceeds to the extent applied by the Master Servicer as recoveries of principal in accordance with Section 3.15 with respect to such Mortgage Loan or REO Property, which were distributed pursuant to Section 4.01 on any previous Distribution Date, and (c) any Realized Loss with respect thereto allocated pursuant to
Section 4.07 for any previous Distribution Date.

         "Step-Up Date" The first Distribution Date following the first month in which the aggregate Stated Principal Balance of the Mortgage Loans, and properties acquired in respect thereof, remaining in the trust has been reduced to less than or equal to 10% of the Cut-off Date Balance.

         "Stepdown Date" The earlier of (i) the first Distribution Date on which the Certificate Principal Balances of the Class A Certificates have been reduced to zero and (ii) the later to occur of (x) the Distribution Date occurring in _________ 200_ and (y) the first Distribution Date on which the aggregate Certificate Principal Balance of the Class A Certificates (calculated for this purpose only after taking into account the receipt of principal on the Mortgage Loans, but prior to any distribution of principal to the Holders of the Certificates) is less than or equal to approximately ____% of the aggregate principal balance of the Mortgage Loans, calculated after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period.

         "Stepdown Target Subordination Percentage" For each Class of Subordinate Certificates, the respective percentages indicated in the following table:


                                                  Stepdown Target
                                                   Subordination
                                                     Percentage
                                                  ---------------

Class M-1..............................

Class M-2..............................

Class M-3..............................

Class M-4..............................

Class M-5..............................

Class M-6..............................

Class M-7..............................

Class M-8..............................

Class B................................


         "Subordinate Certificates" The Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class B Certificates.

         "Subordinate Class Principal Distribution Amount" For any Class of Subordinate Certificates and any Distribution Date, the excess of (1) the sum of
(a) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account distribution of the Class A Principal Distribution Amount for such Distribution Date), (b) the aggregate Certificate Principal Balance of any Class(es) of Subordinate Certificates that are senior to the subject Class (in each case, after taking into account distribution of the Subordinate Class Principal Distribution Amount(s) for such senior Class(es) of Certificates for such Distribution Date) and (c) the Certificate Principal Balance of the subject Class of Subordinate Certificates immediately prior to such Distribution Date over (2) the lesser of (a) the product of (x) 100% minus the Stepdown Target Subordination Percentage for the subject Class of Certificates and (y) the aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date and (b) the aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date minus the OC Floor; provided, however, that if such Class of Subordinate Certificates is the only Class of Subordinate Certificates outstanding on such Distribution Date, that Class will be entitled to receive the entire remaining Principal Distribution Amount until the Certificate Principal Balance thereof is reduced to zero.

         "Subsequent Recoveries" Any Liquidation Proceeds (net of amounts owed to the Master Servicer or any Sub-servicer with respect to the related Mortgage
Loan) received after the final liquidation of a Mortgage Loan. If Subsequent Recoveries are received, they will be included as part of the Principal Remittance Amount for the following Distribution Date and distributed in accordance with the priorities described in Section 4.01 of this Agreement. In addition, after giving effect to all distributions on a Distribution Date, if any Allocated Realized Loss Amounts are outstanding, the Allocated Realized Loss Amount for the Class of Offered Certificates then outstanding with the highest distribution priority will be decreased by the amount of such Subsequent Recoveries until reduced to zero (with any remaining Subsequent Recoveries applied to reduce the Allocated Realized Loss Amount of the Class with the next highest distribution priority), and the Certificate Principal Balance of such Class or Classes of Offered Certificates will be increased by the same amount. Thereafter, such Class or Classes of Offered Certificates will accrue interest on the increased Certificate Principal Balance.

         "Sub-Servicer" Any Person with which the Master Servicer has entered into a Sub-Servicing Agreement and which meets the qualifications of a Sub-Servicer pursuant to Section 3.02.

         "Sub-Servicer Remittance Date" The 18th day of each month, or if such day is not a Business Day, the immediately preceding Business Day.

         "Sub-Servicing Account" An account established by a Sub-Servicer which meets the requirements set forth in Section 3.08 and is otherwise acceptable to the Master Servicer.

         "Sub-Servicing Agreement" The written contract between the Master Servicer and a Sub-Servicer and any successor Sub-Servicer relating to servicing and administration of certain Mortgage Loans as provided in Section 3.02.

         "Sub-Servicing Fees" As to each Mortgage Loan, an amount, payable out of any payment of interest on the Mortgage Loan, equal to interest at the Sub-Servicing Fee Rate on the Stated Principal Balance of such Mortgage Loan as of the Due Date in the calendar month preceding the month in which the payment of the Servicing Fee is due (alternatively, in the event such payment of interest accompanies a Principal Prepayment in Full made by the Mortgagor, interest for the number of days covered by such payment of interest).

         "Sub-Servicing Fee Rate" On each adjustable rate Mortgage Loan, a rate equal to _____% per annum. On each fixed rate first lien Mortgage Loan, a rate equal to _____% per annum. On each fixed rate second lien Mortgage Loan, a rate equal to _____% per annum.

         "Substitution Adjustment" As defined in Section 2.04 hereof.

         "Supplemental Interest Trust" The corpus of a trust created pursuant to
Section 3.20 of this Agreement and designated as the "Supplemental Interest Trust," consisting of the Swap Agreement and the Swap Account. For the avoidance of doubt, the Supplemental Interest Trust, the Swap Agreement, the Swap Account and the Swap Administration Agreement do not constitute parts of the Trust Fund or any REMIC.

         "Supplemental Interest Trust Trustee" [NAME OF THE TRUSTEE], a national banking association not in its individual capacity but solely in its capacity as supplemental interest trust trustee under the Swap Administration Agreement and the Swap Agreement, and any successor thereto, and any corporation or national banking association resulting from or surviving any consolidation or merger to which it or its successors may be a party and any successor supplemental interest trust trustee as may from time to time be serving as successor supplemental interest trust trustee.

         "Swap Account" The separate trust account created and maintained by the Swap Administrator, and held within the Supplemental Interest Trust, pursuant to the Swap Administration Agreement.

         "Swap Administrator" [NAME OF THE SWAP ADMINISTRATOR] acting as swap administrator under the Swap Administration Agreement.

         "Swap Administration Agreement" The Swap Administration Agreement, dated __________ ___, 200_, pursuant to which the Swap Administrator will make payments to the Swap Provider and the Trust Fund, and certain other payments, as such agreement may be amended or supplemented from time to time.

         "Swap Agreement" The interest rate swap agreement between the Swap Provider and Supplemental Interest Trust Trustee, acting as trustee on behalf of the Supplemental Interest Trust, which agreement provides for Net Swap Payments and Swap Termination Payments to be paid, as provided therein, together with any schedules, confirmations or other agreements relating thereto, attached hereto as Exhibit M.

         "Swap LIBOR" LIBOR as determined pursuant to the Swap Agreement.

         "Swap Provider" The swap provider under the Swap Agreement either (a) entitled to receive payments from the Swap Administrator from amounts payable by the Trust Fund under this Agreement or (b) required to make payments to the Swap Administrator for payment to the Trust Fund, in either case pursuant to the terms of the Swap Agreement, and any successor in interest or assign. Initially, the Swap Provider shall be Barclays Bank PLC.

         "Swap Provider Trigger Event" With respect to any Distribution Date,
(i) an Event of Default under the Swap Agreement with respect to which the Swap Provider is a Defaulting Party, (ii) a Termination Event under the Swap Agreement with respect to which the Swap Provider is the sole Affected Party, or
(iii) an Additional Termination Event under the Swap Agreement with respect to which the Swap Provider is the sole Affected Party.

         "Swap Termination Payment" Upon the designation of an "Early Termination Date" as defined in the Swap Agreement, the payment to be made by the Swap Administrator to the Swap Provider from payments from the Trust Fund, or by the Swap Provider to the Swap Administrator for payment to the Trust Fund, as applicable, pursuant to the terms of the Swap Agreement.

         "Tax Returns" The federal income tax return on Internal Revenue Service Form 1066, U.S. Real Estate Mortgage Investment Conduit Income Tax Return, including Schedule Q thereto, Quarterly Notice to Residual Interest Holders of REMIC Taxable Income or Net Loss Allocation, or any successor forms, to be filed on behalf of REMIC 1, REMIC 2 and REMIC 3 due to their classification as REMICs under the REMIC Provisions, together with any and all other information, reports or returns that may be required to be furnished to the Certificateholders or filed with the Internal Revenue Service or any other governmental taxing authority under any applicable provisions of federal, state or local tax laws.

         "Transfer" Any direct or indirect transfer, sale, pledge, hypothecation or other form of assignment of any Ownership Interest in a Certificate.

         "Transferor" Any Person who is disposing by Transfer of any Ownership Interest in a Certificate.

         "Trigger Event" A Trigger Event is in effect with respect to any Distribution Date if

         (1) the average three-month rolling percentage obtained by dividing (x) the aggregate principal balance of Mortgage Loans that are 60 or more days delinquent (including for this purpose any such Mortgage Loans in foreclosure, Mortgage Loans with respect to which the related mortgaged property has been acquired by the trust, and Mortgage Loans discharged due to bankruptcy) as of the last day of the previous calendar month by (y) the aggregate principal balance of the Mortgage Loans, in each case, as of the last day of the previous calendar month, exceeds the product of the applicable percentage listed directly below and the Credit Enhancement Percentage

      CLASS                                                    PERCENTAGE
    ---------                                                  ----------

     Class A
    Class M-1
    Class M-2
    Class M-3
    Class M-4
    Class M-5
    Class M-6
    Class M-7
    Class M-8
     Class B

         or

         (2) the cumulative amount of Realized Losses incurred on the Mortgage Loans from the Cut-off Date through the end of the calendar month immediately preceding such Distribution Date divided by the Cut-off Date Balance exceeds (i) ___% with respect to the Distribution Date occurring in __________ 200_, plus an additional 1/12th of ___% for each month thereafter up to and including the Distribution Date in __________ 200_, (ii) ___% with respect to the Distribution Date occurring in __________ 200_, plus an additional 1/12th of ___% for each month thereafter up to and including the Distribution Date in _________ 200_,
(iii) ___% with respect to the Distribution Date occurring in _________ 20__, plus an additional 1/12th of ___% for each month thereafter up to and including the Distribution Date in _________ 20__, (iv) ___% with respect to the Distribution Date occurring in __________ 20__, plus an additional 1/12th of ___% for each month thereafter up to and including the Distribution Date in December 20__ and (v) ___%with respect to any Distribution Date occurring in __________ 20__ and thereafter.

For purposes of the foregoing calculation, a Mortgage Loan is considered "60 days" delinquent if a payment due on the first day of a month has not been received by the second day of the second following month.

         "Trustee" [NAME OF THE TRUSTEE], or its successor in interest, or any successor trustee appointed as herein provided.

         "Trust Fund" REMIC 1, REMIC 2, REMIC 3, the Supplemental Interest Trust, Swap Administration Agreement, Swap Account, Swap Agreement and the Net WAC Shortfall Reserve Fund.

         "Uncertificated Accrued Interest": With respect to each Uncertificated REMIC Regular Interest on each Distribution Date, an amount equal to one month's interest at the related Uncertificated Pass-Through Rate on the Uncertificated Principal Balance of such Uncertificated REMIC Regular Interest. In each case, Uncertificated Accrued Interest will be reduced by any Net Prepayment Interest Shortfalls and Relief Act Interest Shortfalls (allocated to such Uncertificated REMIC Regular Interests as set forth in Section 1.03).

         "Uncertificated Notional Amount": With respect to REMIC 2 Regular Interest IO and each Distribution Date listed below, the aggregate Uncertificated Principal Balance of the REMIC I Regular Interests ending with the designation "A" listed below:

 DISTRIBUTION DATE                       REMIC II REGULAR INTERESTS
 -----------------    ----------------------------------------------------------
      1 and 2         I-1-A through I-59-A
         3            I-2-A through I-59-A
         4            I-3-A through I-59-A
         5            I-4-A through I-59-A
         6            I-5-A through I-59-A
         7            I-6-A through I-59-A
         8            I-7-A through I-59-A
         9            I-8-A through I-59-A
         10           I-9-A through I-59-A
         11           I-10-A through I-59-A
         12           I-11-A through I-59-A
         13           I-12-A through I-59-A
         14           I-13-A through I-59-A
         15           I-14-A through I-59-A
         16           I-15-A through I-59-A
         17           I-16-A through I-59-A
         18           I-17-A through I-59-A
         19           I-18-A through I-59-A
         20           I-19-A through I-59-A
         21           I-20-A through I-59-A
         22           I-21-A through I-59-A
         23           I-22-A through I-59-A
         24           I-23-A through I-59-A
         25           I-24-A through I-59-A
         26           I-25-A through I-59-A
         27           I-26-A through I-59-A
         28           I-27-A through I-59-A
         29           I-28-A through I-59-A
         30           I-29-A through I-59-A
         31           I-30-A through I-59-A
         32           I-31-A through I-59-A
         33           I-32-A through I-59-A
         34           I-33-A through I-59-A
         35           I-34-A through I-59-A
         36           I-35-A through I-59-A
         37           I-36-A through I-59-A
         38           I-37-A through I-59-A
         39           I-38-A through I-59-A
         40           I-39-A through I-59-A
         41           I-40-A through I-59-A
         42           I-41-A through I-59-A
         43           I-42-A through I-59-A
         44           I-43-A through I-59-A
         45           I-44-A through I-59-A
         46           I-45-A through I-59-A
         47           I-46-A through I-59-A
         48           I-47-A through I-59-A
         49           I-48-A through I-59-A
         50           I-49-A through I-59-A
         51           I-50-A through I-59-A
         52           I-51-A through I-59-A
         53           I-52-A through I-59-A
         54           I-53-A through I-59-A
         55           I-54-A through I-59-A
         56           I-55-A through I-59-A
         57           I-56-A through I-59-A
         58           I-57-A and I-59-A
         59           I-58-A and I-59-A
         60           I-59-A
     thereafter       $0.00

         With respect to the Class IO Interest and any Distribution Date, an amount equal to the Uncertificated Notional Amount of REMIC 2 Regular Interest IO.

         "Uncertificated Pass-Through Rates: The Uncertificated REMIC 1 Pass-Through Rate and Uncertificated REMIC 2 Pass-Through Rate.

         "Uncertificated Principal Balance": With respect to each Uncertificated REMIC Regular Interest, the principal amount of such Uncertificated REMIC Regular Interest outstanding as of any date of determination. As of the Closing Date, the Uncertificated Principal Balance of each Uncertificated REMIC Regular Interest shall equal the amount set forth in the Preliminary Statement hereto as its initial Uncertificated Principal Balance. On each Distribution Date, the Uncertificated Principal Balance of each such Uncertificated REMIC Regular Interest shall be reduced by all distributions of principal made on such Uncertificated REMIC Regular Interest on such Distribution Date pursuant to
Section 4.04 and, if and to the extent necessary and appropriate, shall be further reduced on such Distribution Date by Realized Losses as provided in
Section 4.05. The Uncertificated Principal Balance of REMIC 2 Regular Interest ZZ shall be increased by interest deferrals as provided in Section 4.04. The Uncertificated Principal Balance of each Uncertificated REMIC Regular Interest shall never be less than zero.

         "Uncertificated REMIC 1 Pass-Through Rate": With respect to REMIC 1 Regular Interest A-I, a per annum rate equal to the weighted average of the Net Mortgage Rates of the Mortgage Loans. For the first Distribution Date only with respect to each REMIC 1 Regular Interest ending with the designation "A", a per annum rate equal to the weighted average of the Net Mortgage Rates of the Mortgage Loans multiplied by 2, subject to a maximum rate of 7.449%. For the first Distribution Date only with respect to each REMIC 1 Regular Interest ending with the designation "B", the greater of (x) a per annum rate equal to the excess, if any, of (i) 2 multiplied by the weighted average of the Net Mortgage Rates of the Mortgage Loans, over (ii) 7.449% and (y) 0.00%. After the first Distribution Date, with respect to each REMIC 1 Regular Interest ending with the designation "A" and "B", a per annum rate equal to the Uncertificated REMIC 1 Pass-Through Rates as provided in the following table:

DISTRIBUTION DATE          REMIC 1 REGULAR INTEREST                                         RATE
-----------------  ----------------------------------------   -----------------------------------------------------------------
        2          REMIC 1 Regular Interest ending with the   2 multiplied by the Net Mortgage Rates of the Mortgage Loans,
                   designation "A"                            subject to a per annum rate equal to ______%
                   REMIC 1 Regular Interest ending with the   The greater of (i) 2 multiplied the by Net Mortgage Rates of the
                   designation "B"                            Mortgage Loans minus ______% and (ii) ______%
        3          REMIC 1 Regular Interest ending with the   2 multiplied by the Net Mortgage Rates of the Mortgage Loans,
                   designation "A"                            subject to a per annum rate equal to ______%
                   REMIC 1 Regular Interest ending with the   The greater of (i) 2 multiplied the by Net Mortgage Rates of the
                   designation "B"                            Mortgage Loans minus ______% and (ii) ______%
        4          REMIC 1 Regular Interest ending with the   2 multiplied by the Net Mortgage Rates of the Mortgage Loans,
                   designation "A"                            subject to a per annum rate equal to ______%
                   REMIC 1 Regular Interest ending with the   The greater of (i) 2 multiplied the by Net Mortgage Rates of the
                   designation "B"                            Mortgage Loans minus ______% and (ii) ______%
        5          REMIC 1 Regular Interest ending with the   2 multiplied by the Net Mortgage Rates of the Mortgage Loans,
                   designation "A"                            subject to a per annum rate equal to ______%
                   REMIC 1 Regular Interest ending with the   The greater of (i) 2 multiplied the by Net Mortgage Rates of the
                   designation "B"                            Mortgage Loans minus ______% and (ii) ______%
        6          REMIC 1 Regular Interest ending with the   2 multiplied by the Net Mortgage Rates of the Mortgage Loans,
                   designation "A"                            subject to a per annum rate equal to ______%
                   REMIC 1 Regular Interest ending with the   The greater of (i) 2 multiplied the by Net Mortgage Rates of the
                   designation "B"                            Mortgage Loans minus ______% and (ii) ______%
        7          REMIC 1 Regular Interest ending with the   2 multiplied by the Net Mortgage Rates of the Mortgage Loans,
                   designation "A"                            subject to a per annum rate equal to ______%
                   REMIC 1 Regular Interest ending with the   The greater of (i) 2 multiplied the by Net Mortgage Rates of the
                   designation "B"                            Mortgage Loans minus ______% and (ii) ______%
        8          REMIC 1 Regular Interest ending with the   2 multiplied by the Net Mortgage Rates of the Mortgage Loans,
                   designation "A"                            subject to a per annum rate equal to ______%
                   REMIC 1 Regular Interest ending with the   The greater of (i) 2 multiplied the by Net Mortgage Rates of the
                   designation "B"                            Mortgage Loans minus ______% and (ii) ______%
        9          REMIC 1 Regular Interest ending with the   2 multiplied by the Net Mortgage Rates of the Mortgage Loans,
                   designation "A"                            subject to a per annum rate equal to ______%
                   REMIC 1 Regular Interest ending with the   The greater of (i) 2 multiplied the by Net Mortgage Rates of the
                   designation "B"                            Mortgage Loans minus ______% and (ii) ______%
       10          REMIC 1 Regular Interest ending with the   2 multiplied by the Net Mortgage Rates of the Mortgage Loans,
                   designation "A"                            subject to a per annum rate equal to ______%
                   REMIC 1 Regular Interest ending with the   The greater of (i) 2 multiplied the by Net Mortgage Rates of the
                   designation "B"                            Mortgage Loans minus _______% and (ii) ______%
       11          REMIC 1 Regular Interest ending with the   2 multiplied by the Net Mortgage Rates of the Mortgage Loans,
                   designation "A"                            subject to a per annum rate equal to _______%
                   REMIC 1 Regular Interest ending with the   The greater of (i) 2 multiplied the by Net Mortgage Rates of the
                   designation "B"                            Mortgage Loans minus _______% and (ii) _______%
       12          REMIC 1 Regular Interest ending with the   2 multiplied by the Net Mortgage Rates of the Mortgage Loans,
                   designation "A"                            subject to a per annum rate equal to ______%
                   REMIC 1 Regular Interest ending with the   The greater of (i) 2 multiplied the by Net Mortgage Rates of the
                   designation "B"                            Mortgage Loans minus ______% and (ii) ______%
       13          REMIC 1 Regular Interest ending with the   2 multiplied by the Net Mortgage Rates of the Mortgage Loans,
                   designation "A"                            subject to a per annum rate equal to ______%
                   REMIC 1 Regular Interest ending with the   The greater of (i) 2 multiplied the by Net Mortgage Rates of the
                   designation "B"                            Mortgage Loans minus ______% and (ii) ______%
       14          REMIC 1 Regular Interest ending with the   2 multiplied by the Net Mortgage Rates of the Mortgage Loans,
                   designation "A"                            subject to a per annum rate equal to ______%
                   REMIC 1 Regular Interest ending with the   The greater of (i) 2 multiplied the by Net Mortgage Rates of the
                   designation "B"                            Mortgage Loans minus ______% and (ii) ______%
       15          REMIC 1 Regular Interest ending with the   2 multiplied by the Net Mortgage Rates of the Mortgage Loans,
                   designation "A"                            subject to a per annum rate equal to ______%
                   REMIC 1 Regular Interest ending with the   The greater of (i) 2 multiplied the by Net Mortgage Rates of the
                   designation "B"                            Mortgage Loans minus ______% and (ii) ______%
       16          REMIC 1 Regular Interest ending with the   2 multiplied by the Net Mortgage Rates of the Mortgage Loans,
                   designation "A"                            subject to a per annum rate equal to ______%
                   REMIC 1 Regular Interest ending with the   The greater of (i) 2 multiplied the by Net Mortgage Rates of the
                   designation "B"                            Mortgage Loans minus ______% and (ii) ______%
       17          REMIC 1 Regular Interest ending with the   2 multiplied by the Net Mortgage Rates of the Mortgage Loans,
                   designation "A"                            subject to a per annum rate equal to ______%
                   REMIC 1 Regular Interest ending with the   The greater of (i) 2 multiplied the by Net Mortgage Rates of the
                   designation "B"                            Mortgage Loans minus ______% and (ii) ______%
       18          REMIC 1 Regular Interest ending with the   2 multiplied by the Net Mortgage Rates of the Mortgage Loans,
                   designation "A"                            subject to a per annum rate equal to ______%
                   REMIC 1 Regular Interest ending with the   The greater of (i) 2 multiplied the by Net Mortgage Rates of the
                   designation "B"                            Mortgage Loans minus ______% and (ii) ______%
       19          REMIC 1 Regular Interest ending with the   2 multiplied by the Net Mortgage Rates of the Mortgage Loans,
                   designation "A"                            subject to a per annum rate equal to ______%
                   REMIC 1 Regular Interest ending with the   The greater of (i) 2 multiplied the by Net Mortgage Rates of the
                   designation "B"                            Mortgage Loans minus ______% and (ii) ______%
       20          REMIC 1 Regular Interest ending with the   2 multiplied by the Net Mortgage Rates of the Mortgage Loans,
                   designation "A"                            subject to a per annum rate equal to ______%
                   REMIC 1 Regular Interest ending with the   The greater of (i) 2 multiplied the by Net Mortgage Rates of the
                   designation "B"                            Mortgage Loans minus ______% and (ii) ______%
       21          REMIC 1 Regular Interest ending with the   2 multiplied by the Net Mortgage Rates of the Mortgage Loans,
                   designation "A"                            subject to a per annum rate equal to ______%
                   REMIC 1 Regular Interest ending with the   The greater of (i) 2 multiplied the by Net Mortgage Rates of the
                   designation "B"                            Mortgage Loans minus ______% and (ii) ______%
       22          REMIC 1 Regular Interest ending with the   2 multiplied by the Net Mortgage Rates of the Mortgage Loans,
                   designation "A"                            subject to a per annum rate equal to ______%
                   REMIC 1 Regular Interest ending with the   The greater of (i) 2 multiplied the by Net Mortgage Rates of the
                   designation "B"                            Mortgage Loans minus ______% and (ii) ______%
       23          REMIC 1 Regular Interest ending with the   2 multiplied by the Net Mortgage Rates of the Mortgage Loans,
                   designation "A"                            subject to a per annum rate equal to ______%
                   REMIC 1 Regular Interest ending with the   The greater of (i) 2 multiplied the by Net Mortgage Rates of the
                   designation "B"                            Mortgage Loans minus ______% and (ii) ______%
       24          REMIC 1 Regular Interest ending with the   2 multiplied by the Net Mortgage Rates of the Mortgage Loans,
                   designation "A"                            subject to a per annum rate equal to ______%
                   REMIC 1 Regular Interest ending with the   The greater of (i) 2 multiplied the by Net Mortgage Rates of the
                   designation "B"                            Mortgage Loans minus ______% and (ii) ______%
       25          REMIC 1 Regular Interest ending with the   2 multiplied by the Net Mortgage Rates of the Mortgage Loans,
                   designation "A"                            subject to a per annum rate equal to ______%
                   REMIC 1 Regular Interest ending with the   The greater of (i) 2 multiplied the by Net Mortgage Rates of the
                   designation "B"                            Mortgage Loans minus ______% and (ii) ______%
       26          REMIC 1 Regular Interest ending with the   2 multiplied by the Net Mortgage Rates of the Mortgage Loans,
                   designation "A"                            subject to a per annum rate equal to ______%
                   REMIC 1 Regular Interest ending with the   The greater of (i) 2 multiplied the by Net Mortgage Rates of the
                   designation "B"                            Mortgage Loans minus ______% and (ii) ______%
       27          REMIC 1 Regular Interest ending with the   2 multiplied by the Net Mortgage Rates of the Mortgage Loans,
                   designation "A"                            subject to a per annum rate equal to ______%
                   REMIC 1 Regular Interest ending with the   The greater of (i) 2 multiplied the by Net Mortgage Rates of the
                   designation "B"                            Mortgage Loans minus ______% and (ii) ______%
       28          REMIC 1 Regular Interest ending with the   2 multiplied by the Net Mortgage Rates of the Mortgage Loans,
                   designation "A"                            subject to a per annum rate equal to ______%
                   REMIC 1 Regular Interest ending with the   The greater of (i) 2 multiplied the by Net Mortgage Rates of the
                   designation "B"                            Mortgage Loans minus ______% and (ii) ______%
       29          REMIC 1 Regular Interest ending with the   2 multiplied by the Net Mortgage Rates of the Mortgage Loans,
                   designation "A"                            subject to a per annum rate equal to ______%
                   REMIC 1 Regular Interest ending with the   The greater of (i) 2 multiplied the by Net Mortgage Rates of the
                   designation "B"                            Mortgage Loans minus ______% and (ii) ______%
       30          REMIC 1 Regular Interest ending with the   2 multiplied by the Net Mortgage Rates of the Mortgage Loans,
                   designation "A"                            subject to a per annum rate equal to ______%
                   REMIC 1 Regular Interest ending with the   The greater of (i) 2 multiplied the by Net Mortgage Rates of the
                   designation "B"                            Mortgage Loans minus ______% and (ii) ______%
       31          REMIC 1 Regular Interest ending with the   2 multiplied by the Net Mortgage Rates of the Mortgage Loans,
                   designation "A"                            subject to a per annum rate equal to ______%
                   REMIC 1 Regular Interest ending with the   The greater of (i) 2 multiplied the by Net Mortgage Rates of the
                   designation "B"                            Mortgage Loans minus ______% and (ii) ______%
       32          REMIC 1 Regular Interest ending with the   2 multiplied by the Net Mortgage Rates of the Mortgage Loans,
                   designation "A"                            subject to a per annum rate equal to ______%
                   REMIC 1 Regular Interest ending with the   The greater of (i) 2 multiplied the by Net Mortgage Rates of the
                   designation "B"                            Mortgage Loans minus ______% and (ii) ______%
       33          REMIC 1 Regular Interest ending with the   2 multiplied by the Net Mortgage Rates of the Mortgage Loans,
                   designation "A"                            subject to a per annum rate equal to ______%
                   REMIC 1 Regular Interest ending with the   The greater of (i) 2 multiplied the by Net Mortgage Rates of the
                   designation "B"                            Mortgage Loans minus ______% and (ii) ______%
       34          REMIC 1 Regular Interest ending with the   2 multiplied by the Net Mortgage Rates of the Mortgage Loans,
                   designation "A"                            subject to a per annum rate equal to ______%
                   REMIC 1 Regular Interest ending with the   The greater of (i) 2 multiplied the by Net Mortgage Rates of the
                   designation "B"                            Mortgage Loans minus _______ % and (ii) ______%
       35          REMIC 1 Regular Interest ending with the   2 multiplied by the Net Mortgage Rates of the Mortgage Loans,
                   designation "A"                            subject to a per annum rate equal to ______%
                   REMIC 1 Regular Interest ending with the   The greater of (i) 2 multiplied the by Net Mortgage Rates of the
                   designation "B"                            Mortgage Loans minus ______% and (ii) ______%
       36          REMIC 1 Regular Interest ending with the   2 multiplied by the Net Mortgage Rates of the Mortgage Loans,
                   designation "A"                            subject to a per annum rate equal to ______%
                   REMIC 1 Regular Interest ending with the   The greater of (i) 2 multiplied the by Net Mortgage Rates of the
                   designation "B"                            Mortgage Loans minus ______% and (ii) ______%
       37          REMIC 1 Regular Interest ending with the   2 multiplied by the Net Mortgage Rates of the Mortgage Loans,
                   designation "A"                            subject to a per annum rate equal to ______%
                   REMIC 1 Regular Interest ending with the   The greater of (i) 2 multiplied the by Net Mortgage Rates of the
                   designation "B"                            Mortgage Loans minus ______% and (ii) ______%
       38          REMIC 1 Regular Interest ending with the   2 multiplied by the Net Mortgage Rates of the Mortgage Loans,
                   designation "A"                            subject to a per annum rate equal to ______%
                   REMIC 1 Regular Interest ending with the   The greater of (i) 2 multiplied the by Net Mortgage Rates of the
                   designation "B"                            Mortgage Loans minus ______% and (ii) ______%
       39          REMIC 1 Regular Interest ending with the   2 multiplied by the Net Mortgage Rates of the Mortgage Loans,
                   designation "A"                            subject to a per annum rate equal to ______%
                   REMIC 1 Regular Interest ending with the   The greater of (i) 2 multiplied the by Net Mortgage Rates of the
                   designation "B"                            Mortgage Loans minus ______% and (ii) ______%
       40          REMIC 1 Regular Interest ending with the   2 multiplied by the Net Mortgage Rates of the Mortgage Loans,
                   designation "A"                            subject to a per annum rate equal to ______%
                   REMIC 1 Regular Interest ending with the   The greater of (i) 2 multiplied the by Net Mortgage Rates of the
                   designation "B"                            Mortgage Loans minus ______% and (ii) ______%
       41          REMIC 1 Regular Interest ending with the   2 multiplied by the Net Mortgage Rates of the Mortgage Loans,
                   designation "A"                            subject to a per annum rate equal to ______%
                   REMIC 1 Regular Interest ending with the   The greater of (i) 2 multiplied the by Net Mortgage Rates of the
                   designation "B"                            Mortgage Loans minus ______% and (ii) ______%
       42          REMIC 1 Regular Interest ending with the   2 multiplied by the Net Mortgage Rates of the Mortgage Loans,
                   designation "A"                            subject to a per annum rate equal to ______%
                   REMIC 1 Regular Interest ending with the   The greater of (i) 2 multiplied the by Net Mortgage Rates of the
                   designation "B"                            Mortgage Loans minus ______% and (ii) ______%
       43          REMIC 1 Regular Interest ending with the   2 multiplied by the Net Mortgage Rates of the Mortgage Loans,
                   designation "A"                            subject to a per annum rate equal to ______%
                   REMIC 1 Regular Interest ending with the   The greater of (i) 2 multiplied the by Net Mortgage Rates of the
                   designation "B"                            Mortgage Loans minus ______% and (ii) ______%
       44          REMIC 1 Regular Interest ending with the   2 multiplied by the Net Mortgage Rates of the Mortgage Loans,
                   designation "A"                            subject to a per annum rate equal to ______%
                   REMIC 1 Regular Interest ending with the   The greater of (i) 2 multiplied the by Net Mortgage Rates of the
                   designation "B"                            Mortgage Loans minus ______% and (ii) ______%
       45          REMIC 1 Regular Interest ending with the   2 multiplied by the Net Mortgage Rates of the Mortgage Loans,
                   designation "A"                            subject to a per annum rate equal to ______%
                   REMIC 1 Regular Interest ending with the   The greater of (i) 2 multiplied the by Net Mortgage Rates of the
                   designation "B"                            Mortgage Loans minus ______% and (ii) ______%
       46          REMIC 1 Regular Interest ending with the   2 multiplied by the Net Mortgage Rates of the Mortgage Loans,
                   designation "A"                            subject to a per annum rate equal to ______%
                   REMIC 1 Regular Interest ending with the   The greater of (i) 2 multiplied the by Net Mortgage Rates of the
                   designation "B"                            Mortgage Loans minus ______% and (ii) ______%
       47          REMIC 1 Regular Interest ending with the   2 multiplied by the Net Mortgage Rates of the Mortgage Loans,
                   designation "A"                            subject to a per annum rate equal to ______%
                   REMIC 1 Regular Interest ending with the   The greater of (i) 2 multiplied the by Net Mortgage Rates of the
                   designation "B"                            Mortgage Loans minus ______% and (ii) ______%
       48          REMIC 1 Regular Interest ending with the   2 multiplied by the Net Mortgage Rates of the Mortgage Loans,
                   designation "A"                            subject to a per annum rate equal to ______%
                   REMIC 1 Regular Interest ending with the   The greater of (i) 2 multiplied the by Net Mortgage Rates of the
                   designation "B"                            Mortgage Loans minus ______% and (ii) ______%
       49          REMIC 1 Regular Interest ending with the   2 multiplied by the Net Mortgage Rates of the Mortgage Loans,
                   designation "A"                            subject to a per annum rate equal to ______%
                   REMIC 1 Regular Interest ending with the   The greater of (i) 2 multiplied the by Net Mortgage Rates of the
                   designation "B"                            Mortgage Loans minus ______% and (ii) ______%
       50          REMIC 1 Regular Interest ending with the   2 multiplied by the Net Mortgage Rates of the Mortgage Loans,
                   designation "A"                            subject to a per annum rate equal to ______%
                   REMIC 1 Regular Interest ending with the   The greater of (i) 2 multiplied the by Net Mortgage Rates of the
                   designation "B"                            Mortgage Loans minus ______% and (ii) ______%
       51          REMIC 1 Regular Interest ending with the   2 multiplied by the Net Mortgage Rates of the Mortgage Loans,
                   designation "A"                            subject to a per annum rate equal to ______%
                   REMIC 1 Regular Interest ending with the   The greater of (i) 2 multiplied the by Net Mortgage Rates of the
                   designation "B"                            Mortgage Loans minus ______% and (ii) ______%
       52          REMIC 1 Regular Interest ending with the   2 multiplied by the Net Mortgage Rates of the Mortgage Loans,
                   designation "A"                            subject to a per annum rate equal to ______%
                   REMIC 1 Regular Interest ending with the   The greater of (i) 2 multiplied the by Net Mortgage Rates of the
                   designation "B"                            Mortgage Loans minus _______% and (ii) ______%
       53          REMIC 1 Regular Interest ending with the   2 multiplied by the Net Mortgage Rates of the Mortgage Loans,
                   designation "A"                            subject to a per annum rate equal to ______%
                   REMIC 1 Regular Interest ending with the   The greater of (i) 2 multiplied the by Net Mortgage Rates of the
                   designation "B"                            Mortgage Loans minus _______% and (ii) ______%
       54          REMIC 1 Regular Interest ending with the   2 multiplied by the Net Mortgage Rates of the Mortgage Loans,
                   designation "A"                            subject to a per annum rate equal to ______%
                   REMIC 1 Regular Interest ending with the   The greater of (i) 2 multiplied the by Net Mortgage Rates of the
                   designation "B"                            Mortgage Loans minus ______% and (ii) _____%
       55          REMIC 1 Regular Interest ending with the   2 multiplied by the Net Mortgage Rates of the Mortgage Loans,
                   designation "A"                            subject to a per annum rate equal to _____%
                   REMIC 1 Regular Interest ending with the   The greater of (i) 2 multiplied the by Net Mortgage Rates of the
                   designation "B"                            Mortgage Loans minus _____% and (ii) ______%
       56          REMIC 1 Regular Interest ending with the   2 multiplied by the Net Mortgage Rates of the Mortgage Loans,
                   designation "A"                            subject to a per annum rate equal to ______%
                   REMIC 1 Regular Interest ending with the   The greater of (i) 2 multiplied the by Net Mortgage Rates of the
                   designation "B"                            Mortgage Loans minus ______% and (ii) ______%
       57          REMIC 1 Regular Interest ending with the   2 multiplied by the Net Mortgage Rates of the Mortgage Loans,
                   designation "A"                            subject to a per annum rate equal to ______%
                   REMIC 1 Regular Interest ending with the   The greater of (i) 2 multiplied the by Net Mortgage Rates of the
                   designation "B"                            Mortgage Loans minus ______% and (ii) ______%
       58          REMIC 1 Regular Interest ending with the   2 multiplied by the Net Mortgage Rates of the Mortgage Loans,
                   designation "A"                            subject to a per annum rate equal ______%
                   REMIC 1 Regular Interest ending with the   The greater of (i) 2 multiplied the by Net Mortgage Rates of the
                   designation "B"                            Mortgage Loans minus ______% and (ii) ______%
       59          REMIC 1 Regular Interest ending with the   2 multiplied by the Net Mortgage Rates of the Mortgage Loans,
                   designation "A"                            subject to a per annum rate equal to ______%
                   REMIC 1 Regular Interest ending with the   The greater of (i) 2 multiplied the by Net Mortgage Rates of the
                   designation "B"                            Mortgage Loans minus ______% and (ii) ______%
60 and thereafter  REMIC 1 Regular Interest ending with the   2 multiplied by the Net Mortgage Rates of the Mortgage Loans,
                   designation "A"                            subject to a per annum rate equal to ______%
                   REMIC 1 Regular Interest ending with the   The greater of (i) 2 multiplied the by Net Mortgage Rates of the
                   designation "B"                            Mortgage Loans minus ______% and (ii) ______%

         "Uncertificated REMIC 2 Pass-Through Rate": With respect to REMIC 2 Regular Interest AA, REMIC 2 Regular Interest A-1, REMIC 2 Regular Interest A-1M, REMIC 2 Regular Interest A-1W, REMIC 2 Regular Interest A-2A, REMIC 2 Regular Interest A-2B, REMIC 2 Regular Interest A-2C, REMIC 2 Regular Interest A-2D, REMIC 2 Regular Interest M-1, REMIC 2 Regular Interest M-2, REMIC 2 Regular Interest M-3, REMIC 2 Regular Interest M-4, REMIC 2 Regular Interest M-5, REMIC 2 Regular Interest M-6, REMIC 2 Regular Interest M-7, REMIC 2 Regular Interest M-8, REMIC 2 Regular Interest B, REMIC 2 Regular Interest P and REMIC 2 Regular Interest ZZ, a per annum rate (but not less than zero) equal to the weighted average of: (x) with respect to REMIC 1 Regular Interest A-I and each REMIC 1 Regular Interest ending with the designation "B", the weighted average of the Uncertificated REMIC 1 Pass-Through Rates for such REMIC 1 Regular Interests, weighted on the basis of the Uncertificated Principal Balances of such REMIC 1 Regular Interests for each such Distribution Date and (y) with respect to REMIC 1 Regular Interests ending with the designation "A", for each Distribution Date listed below, the weighted average of the rates listed below for each such REMIC 1 Regular Interest listed below, weighted on the basis of the Uncertificated Principal Balances of each such REMIC 1 Regular Interest for each such Distribution Date:

DISTRIBUTION DATE          REMIC 1 REGULAR INTEREST                                         RATE
-----------------  ----------------------------------------   -----------------------------------------------------------------
     1 and 2       I-1-A through I-59-A                       2 multiplied by Swap LIBOR, subject to a maximum rate of the
                                                              Uncertificated REMIC 1 Pass-Through Rate
        3          I-2-A through I-59-A                       2 multiplied by Swap LIBOR, subject to a maximum rate of the
                                                              Uncertificated REMIC 1 Pass-Through Rate
                   I-1-A                                      Uncertificated REMIC 1 Pass-Through Rate
        4          I-3-A through I-59-A                       2 multiplied by Swap LIBOR, subject to a maximum rate of the
                                                              Uncertificated REMIC 1 Pass-Through Rate
                   I-1-A and I-2-A                            Uncertificated REMIC 1 Pass-Through Rate
        5          I-4-A through I-59-A                       2 multiplied by Swap LIBOR, subject to a maximum rate of the
                                                              Uncertificated REMIC 1 Pass-Through Rate
                   I-1-A through I-3-A                        Uncertificated REMIC 1 Pass-Through Rate
        6          I-5-A through I-59-A                       2 multiplied by Swap LIBOR, subject to a maximum rate of the
                                                              Uncertificated REMIC 1 Pass-Through Rate
                   I-1-A through I-4-A                        Uncertificated REMIC 1 Pass-Through Rate
        7          I-6-A through I-59-A                       2 multiplied by Swap LIBOR, subject to a maximum rate of the
                                                              Uncertificated REMIC 1 Pass-Through Rate
                   I-1-A through I-5-A                        Uncertificated REMIC 1 Pass-Through Rate
        8          I-7-A through I-59-A                       2 multiplied by Swap LIBOR, subject to a maximum rate of the
                                                              Uncertificated REMIC 1 Pass-Through Rate
                   I-1-A through I-6-A                        Uncertificated REMIC 1 Pass-Through Rate
        9          I-8-A through I-59-A                       2 multiplied by Swap LIBOR, subject to a maximum rate of the
                                                              Uncertificated REMIC 1 Pass-Through Rate
                   I-1-A through I-7-A                        Uncertificated REMIC 1 Pass-Through Rate
       10          I-9-A through I-59-A                       2 multiplied by Swap LIBOR, subject to a maximum rate of the
                                                              Uncertificated REMIC 1 Pass-Through Rate
                   I-1-A through I-8-A                        Uncertificated REMIC 1 Pass-Through Rate
       11          I-10-A through I-59-A                      2 multiplied by Swap LIBOR, subject to a maximum rate of the
                                                              Uncertificated REMIC 1 Pass-Through Rate
                   I-1-A through I-9-A                        Uncertificated REMIC 1 Pass-Through Rate
       12          I-11-A through I-59-A                      2 multiplied by Swap LIBOR, subject to a maximum rate of the
                                                              Uncertificated REMIC 1 Pass-Through Rate
                   I-1-A through I-10-A                       Uncertificated REMIC 1 Pass-Through Rate
       13          I-12-A through I-59-A                      2 multiplied by Swap LIBOR, subject to a maximum rate of the
                                                              Uncertificated REMIC 1 Pass-Through Rate
                   I-1-A through I-11-A                       Uncertificated REMIC 1 Pass-Through Rate
       14          I-13-A through I-59-A                      2 multiplied by Swap LIBOR, subject to a maximum rate of the
                                                              Uncertificated REMIC 1 Pass-Through Rate
                   I-1-A through I-12-A                       Uncertificated REMIC 1 Pass-Through Rate
       15          I-14-A through I-59-A                      2 multiplied by Swap LIBOR, subject to a maximum rate of the
                                                              Uncertificated REMIC 1 Pass-Through Rate
                   I-1-A through I-13-A                       Uncertificated REMIC 1 Pass-Through Rate
       16          I-15-A through I-59-A                      2 multiplied by Swap LIBOR, subject to a maximum rate of the
                                                              Uncertificated REMIC 1 Pass-Through Rate
                   I-1-A through I-14-A                       Uncertificated REMIC 1 Pass-Through Rate
       17          I-16-A through I-59-A                      2 multiplied by Swap LIBOR, subject to a maximum rate of the
                                                              Uncertificated REMIC 1 Pass-Through Rate
                   I-1-A through I-15-A                       Uncertificated REMIC 1 Pass-Through Rate
       18          I-17-A through I-59-A                      2 multiplied by Swap LIBOR, subject to a maximum rate of the
                                                              Uncertificated REMIC 1 Pass-Through Rate
                   I-1-A through I-16-A                       Uncertificated REMIC 1 Pass-Through Rate
       19          I-18-A through I-59-A                      2 multiplied by Swap LIBOR, subject to a maximum rate of the
                                                              Uncertificated REMIC 1 Pass-Through Rate
                   I-1-A through I-17-A                       Uncertificated REMIC 1 Pass-Through Rate
       20          I-19-A through I-59-A                      2 multiplied by Swap LIBOR, subject to a maximum rate of the
                                                              Uncertificated REMIC 1 Pass-Through Rate
                   I-1-A through I-18-A                       Uncertificated REMIC 1 Pass-Through Rate
       21          I-20-A through I-59-A                      2 multiplied by Swap LIBOR, subject to a maximum rate of the
                                                              Uncertificated REMIC 1 Pass-Through Rate
                   I-1-A through I-19-A                       Uncertificated REMIC 1 Pass-Through Rate
       22          I-21-A through I-59-A                      2 multiplied by Swap LIBOR, subject to a maximum rate of the
                                                              Uncertificated REMIC 1 Pass-Through Rate
                   I-1-A through I-20-A                       Uncertificated REMIC 1 Pass-Through Rate
       23          I-22-A through I-59-A                      2 multiplied by Swap LIBOR, subject to a maximum rate of the
                                                              Uncertificated REMIC 1 Pass-Through Rate
                   I-1-A through I-21-A                       Uncertificated REMIC 1 Pass-Through Rate
       24          I-23-A through I-59-A                      2 multiplied by Swap LIBOR, subject to a maximum rate of the
                                                              Uncertificated REMIC 1 Pass-Through Rate
                   I-1-A through I-22-A                       Uncertificated REMIC 1 Pass-Through Rate
       25          I-24-A through I-59-A                      2 multiplied by Swap LIBOR, subject to a maximum rate of the
                                                              Uncertificated REMIC 1 Pass-Through Rate
                   I-1-A through I-23-A                       Uncertificated REMIC 1 Pass-Through Rate
       26          I-25-A through I-59-A                      2 multiplied by Swap LIBOR, subject to a maximum rate of the
                                                              Uncertificated REMIC 1 Pass-Through Rate
                   I-1-A through I-24-A                       Uncertificated REMIC 1 Pass-Through Rate
       27          I-26-A through I-59-A                      2 multiplied by Swap LIBOR, subject to a maximum rate of the
                                                              Uncertificated REMIC 1 Pass-Through Rate
                   I-1-A through I-25-A                       Uncertificated REMIC 1 Pass-Through Rate
       28          I-27-A through I-59-A                      2 multiplied by Swap LIBOR, subject to a maximum rate of the
                                                              Uncertificated REMIC 1 Pass-Through Rate
                   I-1-A through I-26-A                       Uncertificated REMIC 1 Pass-Through Rate
       29          I-28-A through I-59-A                      2 multiplied by Swap LIBOR, subject to a maximum rate of the
                                                              Uncertificated REMIC 1 Pass-Through Rate
                   I-1-A through I-27-A                       Uncertificated REMIC 1 Pass-Through Rate
       30          I-29-A through I-59-A                      2 multiplied by Swap LIBOR, subject to a maximum rate of the
                                                              Uncertificated REMIC 1 Pass-Through Rate
                   I-1-A through I-28-A                       Uncertificated REMIC 1 Pass-Through Rate
       31          I-30-A through I-59-A                      2 multiplied by Swap LIBOR, subject to a maximum rate of the
                                                              Uncertificated REMIC 1 Pass-Through Rate
                   I-1-A through I-29-A                       Uncertificated REMIC 1 Pass-Through Rate
       32          I-31-A through I-59-A                      2 multiplied by Swap LIBOR, subject to a maximum rate of the
                                                              Uncertificated REMIC 1 Pass-Through Rate
                   I-1-A through I-30-A                       Uncertificated REMIC 1 Pass-Through Rate
       33          I-32-A through I-59-A                      2 multiplied by Swap LIBOR, subject to a maximum rate of the
                                                              Uncertificated REMIC 1 Pass-Through Rate
                   I-1-A through I-31-A                       Uncertificated REMIC 1 Pass-Through Rate
       34          I-33-A through I-59-A                      2 multiplied by Swap LIBOR, subject to a maximum rate of the
                                                              Uncertificated REMIC 1 Pass-Through Rate
                   I-1-A through I-32-A                       Uncertificated REMIC 1 Pass-Through Rate
       35          I-34-A through I-59-A                      2 multiplied by Swap LIBOR, subject to a maximum rate of the
                                                              Uncertificated REMIC 1 Pass-Through Rate
                   I-1-A through I-33-A                       Uncertificated REMIC 1 Pass-Through Rate
       36          I-35-A through I-59-A                      2 multiplied by Swap LIBOR, subject to a maximum rate of the
                                                              Uncertificated REMIC 1 Pass-Through Rate
                   I-1-A through I-34-A                       Uncertificated REMIC 1 Pass-Through Rate
       37          I-36-A through I-59-A                      2 multiplied by Swap LIBOR, subject to a maximum rate of the
                                                              Uncertificated REMIC 1 Pass-Through Rate
                   I-1-A through I-35-A                       Uncertificated REMIC 1 Pass-Through Rate
       38          I-37-A through I-59-A                      2 multiplied by Swap LIBOR, subject to a maximum rate of the
                                                              Uncertificated REMIC 1 Pass-Through Rate
                   I-1-A through I-36-A                       Uncertificated REMIC 1 Pass-Through Rate
       39          I-38-A through I-59-A                      2 multiplied by Swap LIBOR, subject to a maximum rate of the
                                                              Uncertificated REMIC 1 Pass-Through Rate
                   I-1-A through I-37-A                       Uncertificated REMIC 1 Pass-Through Rate
       40          I-39-A through I-59-A                      2 multiplied by Swap LIBOR, subject to a maximum rate of the
                                                              Uncertificated REMIC 1 Pass-Through Rate
                   I-1-A through I-38-A                       Uncertificated REMIC 1 Pass-Through Rate
       41          I-40-A through I-59-A                      2 multiplied by Swap LIBOR, subject to a maximum rate of the
                                                              Uncertificated REMIC 1 Pass-Through Rate
                   I-1-A through I-39-A                       Uncertificated REMIC 1 Pass-Through Rate
       42          I-41-A through I-59-A                      2 multiplied by Swap LIBOR, subject to a maximum rate of the
                                                              Uncertificated REMIC 1 Pass-Through Rate
                   I-1-A through I-40-A                       Uncertificated REMIC 1 Pass-Through Rate
       43          I-42-A through I-59-A                      2 multiplied by Swap LIBOR, subject to a maximum rate of the
                                                              Uncertificated REMIC 1 Pass-Through Rate
                   I-1-A through I-41-A                       Uncertificated REMIC 1 Pass-Through Rate
       44          I-43-A through I-59-A                      2 multiplied by Swap LIBOR, subject to a maximum rate of the
                                                              Uncertificated REMIC 1 Pass-Through Rate
                   I-1-A through I-42-A                       Uncertificated REMIC 1 Pass-Through Rate
       45          I-44-A through I-59-A                      2 multiplied by Swap LIBOR, subject to a maximum rate of the
                                                              Uncertificated REMIC 1 Pass-Through Rate
                   I-1-A through I-43-A                       Uncertificated REMIC 1 Pass-Through Rate
       46          I-45-A through I-59-A                      2 multiplied by Swap LIBOR, subject to a maximum rate of the
                                                              Uncertificated REMIC 1 Pass-Through Rate
                   I-1-A through I-44-A                       Uncertificated REMIC 1 Pass-Through Rate
       47          I-46-A through I-59-A                      2 multiplied by Swap LIBOR, subject to a maximum rate of the
                                                              Uncertificated REMIC 1 Pass-Through Rate
                   I-1-A through I-45-A                       Uncertificated REMIC 1 Pass-Through Rate
       48          I-47-A through I-59-A                      2 multiplied by Swap LIBOR, subject to a maximum rate of the
                                                              Uncertificated REMIC 1 Pass-Through Rate
                   I-1-A through I-46-A                       Uncertificated REMIC 1 Pass-Through Rate
       49          I-48-A through I-59-A                      2 multiplied by Swap LIBOR, subject to a maximum rate of the
                                                              Uncertificated REMIC 1 Pass-Through Rate
                   I-1-A through I-47-A                       Uncertificated REMIC 1 Pass-Through Rate
       50          I-49-A through I-59-A                      2 multiplied by Swap LIBOR, subject to a maximum rate of the
                                                              Uncertificated REMIC 1 Pass-Through Rate
                   I-1-A through I-48-A                       Uncertificated REMIC 1 Pass-Through Rate
       51          I-50-A through I-59-A                      2 multiplied by Swap LIBOR, subject to a maximum rate of the
                                                              Uncertificated REMIC 1 Pass-Through Rate
                   I-1-A through I-49-A                       Uncertificated REMIC 1 Pass-Through Rate
       52          I-51-A through I-59-A                      2 multiplied by Swap LIBOR, subject to a maximum rate of the
                                                              Uncertificated REMIC 1 Pass-Through Rate
                   I-1-A and I-50-A                           Uncertificated REMIC 1 Pass-Through Rate
       53          I-52-A through I-59-A                      2 multiplied by Swap LIBOR, subject to a maximum rate of the
                                                              Uncertificated REMIC 1 Pass-Through Rate
                   I-1-A and I-51-A                           Uncertificated REMIC 1 Pass-Through Rate
       54          I-53-A through I-59-A                      2 multiplied by Swap LIBOR, subject to a maximum rate of the
                                                              Uncertificated REMIC 1 Pass-Through Rate
                   I-1-A and I-52-A                           Uncertificated REMIC 1 Pass-Through Rate
       55          I-54-A through I-59-A                      2 multiplied by Swap LIBOR, subject to a maximum rate of the
                                                              Uncertificated REMIC 1 Pass-Through Rate
                   I-1-A and I-53-A                           Uncertificated REMIC 1 Pass-Through Rate
       56          I-55-A through I-59-A                      2 multiplied by Swap LIBOR, subject to a maximum rate of the
                                                              Uncertificated REMIC 1 Pass-Through Rate
                   I-1-A and I-54-A                           Uncertificated REMIC 1 Pass-Through Rate
       57          I-56-A through I-59-A                      2 multiplied by Swap LIBOR, subject to a maximum rate of the
                                                              Uncertificated REMIC 1 Pass-Through Rate
                   I-1-A and I-55-A                           Uncertificated REMIC 1 Pass-Through Rate
       58          I-57-A through I-59-A                      2 multiplied by Swap LIBOR, subject to a maximum rate of the
                                                              Uncertificated REMIC 1 Pass-Through Rate
                   I-1-A and I-56-A                           Uncertificated REMIC 1 Pass-Through Rate
       59          I-58-A through I-59-A                      2 multiplied by Swap LIBOR, subject to a maximum rate of the
                                                              Uncertificated REMIC 1 Pass-Through Rate
                   I-1-A and I-57-A                           Uncertificated REMIC 1 Pass-Through Rate
       60          I-59-A                                     2 multiplied by Swap LIBOR, subject to a maximum rate of the
                                                              Uncertificated REMIC 1 Pass-Through Rate
                   I-1-A through I-58-A                       Uncertificated REMIC 1 Pass-Through Rate
thereafter         I-1-A through I-59-A                       Uncertificated REMIC 1 Pass-Through Rate

         "Uncertificated REMIC Regular Interests": The REMIC 1 Regular Interests and the REMIC 2 Regular Interests.

         "Uninsured Cause" Any cause of damage to property subject to a Mortgage such that the complete restoration of such property is not fully reimbursable by the hazard insurance policies or flood insurance policies required to be maintained pursuant to Section 3.13.

         "United States Person" A citizen or resident of the United States, a corporation or a partnership (including an entity treated as a corporation or partnership for United States federal income tax purposes) created or organized in, or under the laws of, the United States or any State thereof or the District of Columbia (except, in the case of a partnership, to the extent provided in regulations) provided that, for purposes solely of the restrictions on the transfer of Class R Certificates, no partnership or other entity treated as a partnership for United States federal income tax purposes shall be treated as a United States Person unless all persons that own an interest in such partnership either directly or through any entity that is not a corporation for United States federal income tax purposes are required by the applicable operative agreement to be United States Persons or an estate whose income is subject to United States federal income tax regardless of its source, or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more such United States Persons have the authority to control all substantial decisions of the trust. To the extent prescribed in regulations by the Secretary of the Treasury, which have not yet been issued, a trust which was in existence on August 20, 1996 (other than a trust treated as owned by the grantor under subpart E of part I of subchapter J of chapter 1 of the Code), and which was treated as a United States person on August 20, 1996 may elect to continue to be treated as a United States person notwithstanding the previous sentence.

         "Unpaid Interest Shortfall Amount" For each Class of Offered Certificates and the first Distribution Date, zero, and with respect to each Class of Offered Certificates and any Distribution Date after the first Distribution Date, the amount, if any, by which (a) the sum of (1) the Monthly Interest Distributable Amount for such Class for the immediately preceding Distribution Date and (2) the outstanding Unpaid Interest Shortfall Amount, if any, for such Class for such preceding Distribution Date exceeds (b) the aggregate amount distributed on such Class in respect of interest pursuant to clause (a) of this definition on such preceding Distribution Date, plus interest on the amount of interest due but not paid on such Class on such preceding Distribution Date, to the extent permitted by law, at the Pass-Through Rate for such Class for the related Accrual Period.

         "Voting Rights" The portion of the voting rights of all of the Certificates which is allocated to any Certificate. At all times during the term of this Agreement, (i) 98% of all Voting Rights will be allocated among the Holders of the Class A Certificates, the Subordinate Certificates and the Class C Certificates in proportion to the then outstanding Certificate Principal Balances of their respective Certificates, (ii) 1% of all Voting Rights will be allocated to the Holders of the Class P Certificates and (iii) 1% of all Voting Rights will be allocated to the Holders of the Class R Certificates. The Voting Rights allocated to any Class of Certificates shall be allocated among all Holders of the Certificates of such Class in proportion to the outstanding Percentage Interests in such Class represented thereby.

         "Weighted Average Net Mortgage Rate" The weighted average of the Net Mortgage Rates of the Mortgage Loans, weighted on the basis of the Stated Principal Balances thereof as of the close of business on the first day of the calendar month preceding the month in which such Distribution Date occurs.

         Section 1.02. DETERMINATION OF LIBOR.

         LIBOR applicable to the calculation of the Pass-Through Rate on the Offered Certificates for any Accrual Period will be determined on each LIBOR Rate Adjustment Date.

         On each LIBOR Rate Adjustment Date, LIBOR shall be established by the Trustee and, as to any Accrual Period, will equal the rate for one month United States dollar deposits that appears on the Telerate Screen Page 3750 as of 11:00 a.m., London time, on such LIBOR Rate Adjustment Date. "Telerate Screen Page 3750" means the display designated as page 3750 on the Telerate Service (or such other page as may replace page 3750 on that service for the purpose of displaying London interbank offered rates of major banks). If such rate does not appear on such page (or such other page as may replace that page on that service, or if such service is no longer offered, LIBOR shall be so established by use of such other service for displaying LIBOR or comparable rates as may be selected by the Trustee after consultation with the Master Servicer), the rate will be the Reference Bank Rate. The "Reference Bank Rate" will be determined on the basis of the rates at which deposits in U.S. Dollars are offered by the reference banks (which shall be any three major banks that are engaged in transactions in the London interbank market, selected by the Trustee after consultation with the Master Servicer) as of 11:00 a.m., London time, on the LIBOR Rate Adjustment Date to prime banks in the London interbank market for a period of one month in amounts approximately equal to the aggregate Certificate Principal Balance of the Offered Certificates then outstanding. The Trustee will request the principal London office of each of the reference banks to provide a quotation of its rate. If at least two such quotations are provided, the rate will be the arithmetic mean of the quotations rounded up to the next multiple of 1/16%. If on such date fewer than two quotations are provided as requested, the rate will be the arithmetic mean of the rates quoted by one or more major banks in New York City, selected by the Trustee after consultation with the Master Servicer, as of 11:00 a.m., New York City time, on such date for loans in U.S. Dollars to leading European banks for a period of one month in amounts approximately equal to the aggregate Certificate Principal Balance of the Offered Certificates then outstanding. If no such quotations can be obtained, the rate will be LIBOR for the prior Distribution Date; provided however, if, under the priorities described above, LIBOR for a Distribution Date would be based on LIBOR for the previous Distribution Date for the third consecutive Distribution Date, the Trustee shall select an alternative comparable index after consultation with the Master Servicer (over which the Trustee has no control), used for determining one-month Eurodollar lending rates that is calculated and published (or otherwise made available) by an independent party.

         The establishment of LIBOR by the Trustee on any LIBOR Rate Adjustment Date and the Trustee's subsequent calculation of the Pass-Through Rate applicable to the Offered Certificates for the relevant Accrual Period, in the absence of manifest error, will be final and binding.

         Promptly following each LIBOR Rate Adjustment Date the Trustee shall supply the Master Servicer with the results of its determination of LIBOR on such date. Furthermore, the Trustee will supply to any Certificateholder so requesting by telephone the Pass-Through Rate on the Offered Certificates for the current and the immediately preceding Accrual Period.

         Section 1.03. ALLOCATION OF CERTAIN INTEREST SHORTFALLS.

         For purposes of calculating the amount of Uncertificated Accrued Interest for the REMIC 1 Regular Interests for any Distribution Date, the aggregate amount of any Net Prepayment Interest Shortfalls and any Relief Act Interest Shortfalls incurred in respect of Mortgage Loans shall be allocated first, to REMIC I Regular Interest A-I and to the REMIC I Regular Interests ending with the designation "B", PRO RATA based on, and to the extent of, one month's interest at the then applicable respective Uncertificated REMIC 1 Pass-Through Rates on the respective Uncertificated Principal Balances of each such REMIC 1 Regular Interest, and then, to REMIC 1 Regular Interests ending with the designation "A", pro rata based on, and to the extent of, one month's interest at the then applicable respective Uncertificated REMIC 1 Pass-Through Rates on the respective Uncertificated Principal Balances of each such REMIC 1 Regular Interest.

         For purposes of calculating the amount of Uncertificated Accrued Interest for the REMIC 2 Regular Interests for any Distribution Date, the aggregate amount of any Net Prepayment Interest Shortfalls and any Relief Act Interest Shortfalls incurred in respect of the Mortgage Loans for any Distribution Date shall be allocated (i) with respect to the Mortgage Loans, first, to Uncertificated Accrued Interest payable to REMIC 2 Regular Interest AA and REMIC 2 Regular Interest ZZ up to an aggregate amount equal to the REMIC 2 Interest Loss Allocation Amount, 98% and 2%, respectively, and thereafter among REMIC 2 Regular Interest AA, REMIC 2 Regular Interest A-1, REMIC 2 Regular Interest A-1M, REMIC 2 Regular Interest A-1W, REMIC 2 Regular Interest A-2A, REMIC 2 Regular Interest A-2B, REMIC 2 Regular Interest A-2C, REMIC 2 Regular Interest A-2D, REMIC 2 Regular Interest M-1, REMIC 2 Regular Interest M-2, REMIC 2 Regular Interest, M-3, REMIC 2 Regular Interest M-4, REMIC 2 Regular Interest M-5, REMIC 2 Regular Interest M-6, REMIC 2 Regular Interest, M-7, REMIC 2 Regular Interest M-8, REMIC 2 Regular Interest B and REMIC 2 Regular Interest ZZ, PRO RATA based on, and to the extent of, one month's interest at the then applicable respective Uncertificated REMIC 2 Pass-Through Rates on the respective Uncertificated Principal Balance of each such REMIC 2 Regular Interest.

                                   ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS;
                        ORIGINAL ISSUANCE OF CERTIFICATES

         Section 2.01. CONVEYANCE OF MORTGAGE LOANS.

         The Depositor, as of the Closing Date, and concurrently with the execution and delivery hereof, does hereby assign, transfer, sell, set over and otherwise convey to the Trustee without recourse all the right, title and interest of the Depositor in and to the Mortgage Loans identified on the Mortgage Loan Schedule (exclusive of any prepayment fees and late payment charges received thereon) and all other assets included or to be included in the Trust Fund for the benefit of the Certificateholders and the Certificate Insurer, including the amount to be deposited by or on behalf of the Depositor into the Net WAC Shortfall Reserve Fund. Such assignment includes all principal and interest received by the Master Servicer on or with respect to the Mortgage Loans (other than payment of principal and interest due on or before the Cut-off
Date).

         In connection with such transfer and assignment, the Depositor has caused the Sponsor to deliver to, and deposit with the Custodian, as described in the Mortgage Loan Purchase Agreement, with respect to each Mortgage Loan, the following documents or instruments:

                  (i) the original Mortgage Note endorsed without recourse in blank or to, "[NAME OF THE TRUSTEE], as trustee under the Pooling and Servicing Agreement relating to Impac Secured Assets Corp., Mortgage Pass-Through Certificates, Series 200_-_" with all intervening endorsements showing an unbroken chain of endorsements from the originator to the Person endorsing it to the Trustee or, with respect to any Mortgage Loan as to which the original Mortgage Note has been permanently lost or destroyed and has not been replaced, a Lost Note Affidavit;

                  (ii) the original recorded Mortgage, noting the presence of the MIN of the Mortgage Loan and language indicating that the Mortgage Loan is a MOM Loan if the Mortgage Loan is a MOM Loan, with evidence of recording indicated thereon or, if the original Mortgage has not been returned from the public recording office, a copy of the Mortgage certified by the Sponsor or the public recording office in which such Mortgage has been recorded to be a true and complete copy of the original Mortgage submitted for recording;

                  (iii) unless the Mortgage Loan is registered on the MERS(R) System, a duly executed original Assignment of the Mortgage, without recourse in blank or to, in recordable form to [NAME OF THE TRUSTEE], as trustee," or to "[NAME OF THE TRUSTEE], as trustee for holders of Impac Secured Assets Corp., Mortgage Pass-Through Certificates, Series 200_-_";

                  (iv) the original recorded Assignment or Assignments of the Mortgage showing an unbroken chain of assignment from the originator thereof to the Person assigning it in blank or to the Trustee (or to MERS, if the Mortgage Loan is registered on the MERS(R) System and noting the presence of a MIN) or, if any such Assignment has not been returned from the applicable public recording office, a copy of such Assignment certified by the Sponsor to be a true and complete copy of the original Assignment submitted to the title insurance company for recording;

                  (v) the original title insurance policy, or, if such policy has not been issued, any one of an original or a copy of the preliminary title report, title binder or title commitment on the Mortgaged Property with the original policy of the insurance to be delivered promptly following the receipt thereof;

                  (vi) a copy of the related hazard insurance policy; and

                  (vii) a true and correct copy of any assumption, modification, consolidation or substitution agreement.

         The Sponsor is obligated as described in the Mortgage Loan Purchase Agreement, with respect to the Mortgage Loans, to deliver to the Custodian: (a) either the original recorded Mortgage, or in the event such original cannot be delivered by the Sponsor, a copy of such Mortgage certified as true and complete by the appropriate recording office, in those instances where a copy thereof certified by the Sponsor was delivered to the Custodian pursuant to clause (ii) above; and (b) either the original Assignment or Assignments of the Mortgage, with evidence of recording thereon, showing an unbroken chain of assignment from the originator to the Sponsor, or in the event such original cannot be delivered by the Sponsor, a copy of such Assignment or Assignments certified as true and complete by the appropriate recording office, in those instances where copies thereof certified by the Sponsor were delivered to the Custodian pursuant to clause (iv) above. However, pursuant to the Mortgage Loan Purchase Agreement with respect to the Mortgage Loans, the Sponsor need not cause to be recorded any assignment in any jurisdiction under the laws of which, as evidenced by an Opinion of Counsel delivered by the Sponsor to the Trustee and the Rating Agencies, the recordation of such assignment is not necessary to protect the Trustee's interest in the related Mortgage Loan; provided, HOWEVER, notwithstanding the delivery of any Opinion of Counsel, each assignment shall be submitted for recording by the Sponsor in the manner described above, at no expense to the Trust or the Trustee, upon the earliest to occur of: (i) direction by the Holders of Certificates evidencing at least 25% of the Voting Rights, (ii) the occurrence of a Event of Default, (iii) the occurrence of a bankruptcy, insolvency or foreclosure relating to the Sponsor, (iv) the occurrence of a servicing transfer as described in Section 7.02 hereof and (v) if the Sponsor is not the Master Servicer and with respect to any one assignment, the occurrence of a bankruptcy, insolvency or foreclosure relating to the Mortgagor under the related Mortgage.

         Notwithstanding anything to the contrary contained in this Section 2.01, in those instances where the public recording office retains the original Mortgage after it has been recorded, the Sponsor shall be deemed to have satisfied its obligations hereunder upon delivery to the Custodian of a copy of such Mortgage certified by the public recording office to be a true and complete copy of the recorded original thereof.

         If any Assignment is lost or returned unrecorded to the Custodian because of any defect therein, the Sponsor is required, as described in the Mortgage Loan Purchase Agreement with respect to the Mortgage Loans, to prepare a substitute Assignment or cure such defect, as the case may be, and the Sponsor shall cause such Assignment to be recorded in accordance with this section.

         The Sponsor is required as described in the Mortgage Loan Purchase Agreement to exercise its best reasonable efforts to deliver or cause to be delivered to the Custodian within 120 days of the Closing Date, with respect to the Mortgage Loans, the original or a photocopy of the title insurance policy with respect to each such Mortgage Loan assigned to the Trustee pursuant to this
Section 2.01.

         In connection with the assignment of any Mortgage Loan registered on the MERS(R) System, the Sponsor further agrees that it will cause, at the Sponsor's own expense, as of the Closing Date, the MERS(R) System to indicate that such Mortgage Loans have been assigned by the Sponsor to the Trustee in accordance with this Agreement for the benefit of the Certificateholders and the Certificate Insurer by including (or deleting, in the case of Mortgage Loans which are repurchased in accordance with this Agreement) in such computer files
(a) the code in the field which identifies the specific Trustee and (b) the code in the field "Pool Field" which identifies the series of the Certificates issued in connection with such Mortgage Loans. The Depositor further agrees that it will not, and will not permit the Master Servicer to, and the Master Servicer agrees that it will not, alter the codes referenced in this paragraph with respect to any Mortgage Loan during the term of this Agreement unless and until such Mortgage Loan is repurchased in accordance with the terms of this Agreement.

         All original documents relating to the Mortgage Loans which are not delivered to the Custodian are and shall be held by the Master Servicer in trust for the benefit of the Trustee on behalf of the Certificateholders and the Certificate Insurer.

         Except as may otherwise expressly be provided herein, none of the Depositor, the Master Servicer or the Trustee shall (and the Master Servicer shall ensure that no Sub-Servicer shall) assign, sell, dispose of or transfer any interest in the Trust Fund or any portion thereof, or cause the Trust Fund or any portion thereof to be subject to any lien, claim, mortgage, security interest, pledge or other encumbrance.

         It is intended that the conveyance of the Mortgage Loans by the Depositor to the Trustee as provided in this Section be, and be construed as, a sale of the Mortgage Loans as provided for in this Section 2.01 by the Depositor to the Trustee for the benefit of the Certificateholders and the Certificate Insurer. It is, further, not intended that such conveyance be deemed a pledge of the Mortgage Loans by the Depositor to the Trustee to secure a debt or other obligation of the Depositor. However, in the event that the Mortgage Loans are held to be property of the Depositor, or if for any reason this Agreement is held or deemed to create a security interest in the Mortgage Loans, then it is intended that, (a) this Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction; (b) the conveyance provided for in this Section shall be deemed to be (1) a grant by the Depositor to the Trustee of a security interest in all of the Depositor's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to (A) the Mortgage Loans, including the Mortgage Notes, the Mortgages, any related Insurance Policies and all other documents in the related Mortgage Files, (B) all amounts payable to the holders of the Mortgage Loans in accordance with the terms thereof and (C) all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all amounts from time to time held or invested in the Certificate Account or the Custodial Account, whether in the form of cash, instruments, securities or other property and (2) an assignment by the Depositor to the Trustee of any security interest in any and all of the Sponsor's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to the property described in the foregoing clauses (1)(A) through (C); (c) the possession by the Trustee or any other Custodian or agent of the Trustee of Mortgage Notes and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" or possession by a purchaser or a person designated by such secured party, for purposes of perfecting the security interest pursuant to the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction (including, without limitation, Sections 9-115, 9-305, 8-102, 8-301, 8-501 and 8-503 thereof); and (d) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Trustee for the purpose of perfecting such security interest under applicable law. The Depositor and the Trustee shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans and the REMIC 1 Regular Interests, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of the Agreement.

         Concurrently with the execution of this Agreement, the Swap Agreement shall be delivered to the Supplemental Interest Trust Trustee. In connection therewith, the Depositor hereby directs the Supplemental Interest Trust Trustee (solely in its capacity as such) to execute and deliver the Swap Agreement.

         Section 2.02. ACCEPTANCE OF THE TRUST FUND BY THE TRUSTEE.

         The Custodian, with respect to the Mortgage Files held by it, acknowledges receipt (subject to any exceptions noted in the Initial Certification described below) on behalf of the Trustee, of the documents referred to in Section 2.01 above and all other assets included in the definition of "Trust Fund" and declares that it holds and will hold such documents and the other documents delivered to it constituting the Mortgage Files, and that it holds or will hold such other assets included in the definition of "Trust Fund" (to the extent delivered or assigned to the Trustee), in trust for the exclusive use and benefit of all present and future Certificateholders.

         The Custodian agrees, for the benefit of the Certificateholders and the Certificate Insurer, to review or cause to be reviewed on its behalf, each Mortgage File on or before the Closing Date to ascertain that all documents required to be delivered to it are in its possession, and the Custodian agrees to execute and deliver, or cause to be executed and delivered, to the Depositor, the Certificate Insurer and the Master Servicer on the Closing Date, with respect to each Mortgage Loan, an Initial Certification in the form annexed hereto as Exhibit C to the effect that, as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or any Mortgage Loan specifically identified in such certification as not covered by such certification), (i) all documents required to be delivered to it pursuant to this Agreement with respect to such Mortgage Loan are in its possession, (ii) such documents have been reviewed by it and appear regular on their face and relate to such Mortgage Loan and (iii) based on its examination and only as to the foregoing documents, the information set forth in items (i), (ii), (iii)(A),
(iv) and (v) of the definition of the "Mortgage Loan Schedule" accurately reflects information set forth in the Mortgage File. None of the Custodian, the Trustee or the Master Servicer shall be under any duty to determine whether any Mortgage File should include any of the documents specified in clause (vi) or
(vii) of Section 2.01. None of the Custodian, the Trustee or the Master Servicer shall be under any duty or obligation to inspect, review or examine said documents, instruments, certificates or other papers to determine that the same are genuine, enforceable or appropriate for the represented purpose or that they have actually been recorded, or they are in recordable form or that they are other than what they purport to be on their face.

         Within 90 days of the Closing Date, with respect to the Mortgage Loans, the Trustee, or the Custodian on its behalf, shall deliver to the Depositor, the Certificate Insurer and the Master Servicer a Final Certification in the form annexed hereto as Exhibit D evidencing the completeness of the Mortgage Files, with any applicable exceptions noted thereon, with respect to all of the Mortgage Loans.

         If in the process of reviewing the Mortgage Files and preparing the certifications referred to above the Custodian finds any document or documents constituting a part of a Mortgage File to be missing or defective in any material respect, the Custodian shall promptly notify the Sponsor, the Master Servicer, the Certificate Insurer, the Trustee and the Depositor. The Trustee shall promptly notify the Sponsor of such defect and request that the Sponsor cure any such defect within 60 days from the date on which the Sponsor was notified of such defect, and if the Sponsor does not cure such defect in all material respects during such period, request on behalf of the Certificateholders that the Sponsor purchase such Mortgage Loan from the Trust Fund at the Purchase Price within 90 days after the date on which the Sponsor was notified of such defect; provided that if such defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure or repurchase must occur within 90 days from the date such breach was discovered. It is understood and agreed that the obligation of the Sponsor to cure a material defect in, or purchase any Mortgage Loan as to which a material defect in a constituent document exists shall constitute the sole remedy respecting such defect available to the Certificateholders the Certificate Insurer or the Trustee on behalf of Certificateholders. The Purchase Price for the purchased Mortgage Loan shall be deposited or caused to be deposited upon receipt by the Master Servicer in the Custodial Account and, upon receipt by the Trustee of written notification of such deposit signed by a Servicing Officer, the Custodian shall release or cause to be released to the Sponsor the related Mortgage File and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as the Sponsor shall require as necessary to vest in the Sponsor ownership of any Mortgage Loan released pursuant hereto and at such time the Trustee and the Custodian shall have no further responsibility with respect to the related Mortgage File. In furtherance of the foregoing, if the Sponsor is not a member of MERS and the Mortgage is registered on the MERS(R) System, the Master Servicer, at its own expense and without any right of reimbursement, shall cause MERS to execute and deliver an assignment of the Mortgage in recordable form to transfer the Mortgage from MERS to the Sponsor and shall cause such Mortgage to be removed from registration on the MERS(R) System in accordance with MERS' rules and regulations.

         Section 2.03. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE MASTER SERVICER AND THE DEPOSITOR.

         (a) The Master Servicer hereby represents and warrants to and covenants with the Depositor and the Trustee for the benefit of Certificateholders and the Certificate Insurer that:

                  (i) The Master Servicer is, and throughout the term hereof shall remain, a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation (except as otherwise permitted pursuant to Section 6.02), the Master Servicer is, and shall remain, in compliance with the laws of each state in which any Mortgaged Property is located to the extent necessary to perform its obligations under this Agreement, and the Master Servicer is, and shall remain, approved to sell mortgage loans to and service mortgage loans for Fannie Mae and Freddie Mac;

                  (ii) The execution and delivery of this Agreement by the Master Servicer, and the performance and compliance with the terms of this Agreement by the Master Servicer, will not violate the Master Servicer's articles of incorporation or bylaws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets;

                  (iii) The Master Servicer has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement;

                  (iv) This Agreement, assuming due authorization, execution and delivery by the Depositor and the Trustee, constitutes a valid, legal and binding obligation of the Master Servicer, enforceable against the Master Servicer in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law;

                  (v) The Master Servicer is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation is likely to affect materially and adversely either the ability of the Master Servicer to perform its obligations under this Agreement or the financial condition of the Master Servicer;

                  (vi) No litigation is pending (other than litigation with respect to which pleadings or documents have been filed with a court, but not served on the Master Servicer) or, to the best of the Master Servicer's knowledge, threatened against the Master Servicer which would prohibit its entering into this Agreement or performing its obligations under this Agreement or is likely to affect materially and adversely either the ability of the Master Servicer to perform its obligations under this Agreement or the financial condition of the Master Servicer;

                  (vii) The Master Servicer will comply in all material respects in the performance of this Agreement with all reasonable rules and requirements of each insurer under each Insurance Policy;

                  (viii) The execution of this Agreement and the performance of the Master Servicer's obligations hereunder do not require any license, consent or approval of any state or federal court, agency, regulatory authority or other governmental body having jurisdiction over the Master Servicer, other than such as have been obtained; (ix) No information, certificate of an officer, statement furnished in writing or report delivered to the Depositor, any affiliate of the Depositor or the Trustee by the Master Servicer in its capacity as Master Servicer, and not in its capacity as a Sponsor hereunder, will, to the knowledge of the Master Servicer, contain any untrue statement of a material fact;

                  (x) The Master Servicer will not waive any Prepayment Charge unless it is waived in accordance with the standard set forth in
         Section 3.01; and

                  (xi) The Master Servicer is a member of MERS in good standing, and will comply in all material respects with the rules and procedures of MERS in connection with the servicing of the Mortgage Loans that are registered with MERS.

         It is understood and agreed that the representations, warranties and covenants set forth in this Section 2.03(a) shall survive the execution and delivery of this Agreement, and shall inure to the benefit of the Depositor, the Trustee, the Certificate Insurer and the Certificateholders. Upon discovery by the Depositor, the Trustee, the Certificate Insurer or the Master Servicer of a breach of any of the foregoing representations, warranties and covenants that materially and adversely affects the interests of the Depositor or the Trustee, the party discovering such breach shall give prompt written notice to the other parties. Notwithstanding the foregoing, within 90 days of the earlier of discovery by the Master Servicer or receipt of notice by the Master Servicer of the breach of the covenant of the Master Servicer set forth in Section 2.03(x) above which materially and adversely affects the interests of the Holders of the Class P Certificates in any Prepayment Charge, the Master Servicer shall remedy such breach as follows: the Master Servicer shall pay the amount of such waived Prepayment Charge, for the benefit of the Holders of the Class P Certificates, by depositing such amount into the Custodial Account (net of any amount actually collected by the Master Servicer in respect of such Prepayment Charge and remitted by the Master Servicer, for the benefit of the Holders of the Class P Certificates, in respect of such Prepayment Charge, into the Custodial Account). The foregoing shall not, however, limit any remedies available to the Certificateholders, the Depositor, the Certificate Insurer or the Trustee on behalf of the Certificateholders, pursuant to the Mortgage Loan Purchase Agreement respecting a breach of any of the representations, warranties and covenants contained in the Mortgage Loan Purchase Agreement.

         (b) The Depositor hereby represents and warrants to the Master Servicer and the Trustee for the benefit of Certificateholders and the Certificate Insurer that as of the Closing Date, the representations and warranties of the Sponsor with respect to the Mortgage Loans and the remedies therefor that are contained in the Mortgage Loan Purchase Agreement are as set forth in Exhibit I hereto.

         It is understood and agreed that the representations and warranties set forth in this Section 2.03(b) shall survive delivery of the respective Mortgage Files to the Custodian, on behalf of the Trustee.

         Upon discovery by either the Depositor, the Master Servicer, the Certificate Insurer or the Trustee of a breach of any representation or warranty set forth in this Section 2.03 which materially and adversely affects the interests of the Certificateholders or the Certificate Insurer in any Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties.

         Section 2.04. REPRESENTATIONS AND WARRANTIES OF THE SPONSOR.

         The Depositor hereby assigns to the Trustee for the benefit of Certificateholders and the Certificate Insurer all of its rights (but none of its obligations) in, to and under the Mortgage Loan Purchase Agreement. Insofar as the Mortgage Loan Purchase Agreement relates to such representations and warranties and any remedies provided thereunder for any breach of such representations and warranties, such right, title and interest may be enforced by the Trustee on behalf of the Certificateholders. Upon the discovery by the Depositor, the Master Servicer, the Certificate Insurer or the Trustee of a breach of any of the representations and warranties made in the Mortgage Loan Purchase Agreement in respect of any Mortgage Loan which materially and adversely affects the interests of the Certificateholders or the Certificate Insurer in such Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties. The Trustee shall promptly notify the Sponsor of such breach and request that the Sponsor shall, within 90 days from the date that the Sponsor was notified or otherwise obtained knowledge of such breach, either (i) cure such breach in all material respects or (ii) purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that if such breach would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure or repurchase must occur within 90 days from the date such breach was discovered. However, in the case of a breach under the Mortgage Loan Purchase Agreement, subject to the approval of the Depositor the Sponsor shall have the option to substitute a Qualified Substitute Mortgage Loan or Loans for such Mortgage Loan if such substitution occurs within two years following the Closing Date, except that if the breach would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such substitution must occur within 90 days from the date the breach was discovered if such 90 day period expires before two years following the Closing Date. In the event that the Sponsor elects to substitute a Qualified Substitute Mortgage Loan or Loans for a Deleted Mortgage Loan pursuant to this Section 2.04, the Trustee shall enforce the obligation of the Sponsor under the Mortgage Loan Purchase Agreement to deliver to the Trustee and the Master Servicer, as appropriate, with respect to such Qualified Substitute Mortgage Loan or Loans, the original Mortgage Note, the Mortgage, an Assignment of the Mortgage in recordable form, and such other documents and agreements as are required by Section 2.01, with the Mortgage Note endorsed as required by
Section 2.01. No substitution will be made in any calendar month after the Determination Date for such month. Monthly Payments due with respect to Qualified Substitute Mortgage Loans in the month of substitution, to the extent received by the Master Servicer or any Sub-Servicer, shall not be part of the Trust Fund and will be retained by the Master Servicer and remitted by the Master Servicer to the Sponsor on the next succeeding Distribution Date. For the month of substitution, distributions to Certificateholders will include the Monthly Payment due on a Deleted Mortgage Loan for such month and thereafter the Sponsor shall be entitled to retain all amounts received in respect of such Deleted Mortgage Loan. The Depositor shall amend or cause to be amended the Mortgage Loan Schedule for the benefit of the Certificateholders and the Certificate Insurer to reflect the removal of such Deleted Mortgage Loan and the substitution of the Qualified Substitute Mortgage Loan or Loans and the Depositor shall deliver the amended Mortgage Loan Schedule to the Trustee. Upon such substitution, the Qualified Substitute Mortgage Loan or Loans shall be subject to the terms of this Agreement in all respects, the Sponsor shall be deemed to have made the representations and warranties with respect to the Qualified Substitute Mortgage Loan contained in the Mortgage Loan Purchase Agreement as of the date of substitution, and the Depositor shall be deemed to have made with respect to any Qualified Substitute Mortgage Loan or Loans, as of the date of substitution, the representations and warranties set forth in
Exhibit I hereof (other than representations (xiv), (xvi), (xxix) and (xxxiii) through (xli)).

         In connection with the substitution of one or more Qualified Substitute Mortgage Loans for one or more Deleted Mortgage Loans, the Master Servicer will determine the amount (the "Substitution Adjustment"), if any, by which the aggregate principal balance of all such Qualified Substitute Mortgage Loans as of the date of substitution is less than the aggregate Stated Principal Balance of all such Deleted Mortgage Loans (in each case after application of the principal portion of the Monthly Payments due in the month of substitution that are to be distributed to Certificateholders in the month of substitution). The Trustee shall enforce the obligation of the Sponsor under the Mortgage Loan Purchase Agreement to provide the Master Servicer on the day of substitution for immediate deposit into the Custodial Account the amount of such shortfall, without any reimbursement therefor. In accordance with the Mortgage Loan Purchase Agreement, the Sponsor shall give notice in writing to the Trustee of such event, which notice shall be accompanied by an Officers' Certificate as to the calculation of such shortfall and by an Opinion of Counsel to the effect that such substitution will not cause (a) any federal tax to be imposed on REMIC 1, REMIC 2 or REMIC 3, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code or
(b) any portion of REMIC 1, REMIC 2 or REMIC 3 to fail to qualify as a REMIC at any time that any Certificate is outstanding. The costs of any substitution as described above, including any related assignments, opinions or other documentation in connection therewith shall be borne by the Sponsor.

         Except as expressly set forth herein neither the Trustee nor the Master Servicer is under any obligation to discover any breach of the above-mentioned representations and warranties. It is understood and agreed that the obligation of the Sponsor to cure such breach, purchase or to substitute for such Mortgage Loan as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to Certificateholders or the Trustee on behalf of Certificateholders.

         Section 2.05. ISSUANCE OF CERTIFICATES; CONVEYANCE OF REMIC 1 REGULAR INTERESTS AND REMIC 2 REGULAR INTERESTS AND ACCEPTANCE OF REMIC 2 REMIC 3 BY THE TRUSTEE.

         (a) The Trustee acknowledges the assignment to it of the Mortgage Loans and the delivery to it or to a Custodian on its behalf of the Mortgage Files, subject to the provisions of Sections 2.01 and 2.02, together with the assignment to it of all other assets included in the Trust Fund, receipt of which is hereby acknowledged. Concurrently with such assignment and delivery and in exchange therefor, the Trustee, pursuant to the written request of the Depositor executed by an officer of the Depositor, has executed, authenticated and delivered to or upon the order of the Depositor, the Certificates in authorized denominations. The interests evidenced by the Certificates, constitute the entire beneficial ownership interest in the Trust Fund.

         (b) The Depositor, concurrently with the execution and delivery hereof, does hereby transfer, assign, set over and otherwise convey in trust to the Trustee without recourse all the right, title and interest of the Depositor in and to the REMIC 1 Regular Interests for the benefit of the Holders of the REMIC 2 Regular Interests and Holders of the Class R Certificates (as Holders of the Class R-2 Interest). The Trustee acknowledges receipt of the REMIC 1 Regular Interests (which are uncertificated) and declares that it holds and will hold the same in trust for the exclusive use and benefit of the Holders of the REMIC 2 Regular Interests and Holders of the Class R Certificates (as Holders of the Class R-2 Interest). The interests evidenced by the Class R-2 Interest, together with the REMIC 2 Regular Interests, constitute the entire beneficial ownership interest in REMIC 2.

         (c) The Depositor, concurrently with the execution and delivery hereof, does hereby transfer, assign, set over and otherwise convey in trust to the Trustee without recourse all the right, title and interest of the Depositor in and to the REMIC 2 Regular Interests for the benefit of the Holders of the Regular Certificates and Holders of the Class R Certificates (as Holders of the Class R-3 Interest). The Trustee acknowledges receipt of the REMIC 2 Regular Interests (which are uncertificated) and declares that it holds and will hold the same in trust for the exclusive use and benefit of the Holders of the Regular Certificates and Holders of the Class R Certificates (as Holders of the Class R-3 Interest). The interests evidenced by the Class R-3 Interest, together with the Regular Certificates, constitute the entire beneficial ownership interest in REMIC 3.

         (d) In exchange for the REMIC 2 Regular Interests and, concurrently with the assignment to the Trustee thereof, pursuant to the written request of the Depositor executed by an officer of the Depositor, the Trustee has executed, authenticated and delivered to or upon the order of the Depositor, the Regular Certificates in authorized denominations evidencing (together with the Class R-3 Interest) the entire beneficial ownership interest in REMIC 3.

         (e) Concurrently with (i) the assignment and delivery to the Trustee of REMIC 1 and REMIC 2 (including the Residual Interest therein represented by the Class R-1 Interest and Class R-2 Interest, respectively) and the acceptance by the Trustee thereof, and (ii) the assignment and delivery to the Trustee of REMIC 3 (including the Residual Interest therein represented by the Class R-3 Interest), and the acceptance by the Trustee thereof, the Trustee, from and pursuant to the written request of the Depositor executed by an officer of the Depositor, has executed, authenticated and delivered to or upon the order of the Depositor, the Class R Certificates in authorized denominations evidencing the Class R-1 Interest, the Class R-2 Interest and Class R-3 Interest.

         Section 2.06. [RESERVED].

         Section 2.07. PURPOSES AND POWERS OF THE TRUST.

         The purpose of the common law trust, as created hereunder, is to engage in the following activities:

                  (a) acquire and hold the Mortgage Loans and the other assets of the Trust Fund and the proceeds therefrom;

                  (b) to issue the Certificates sold to the Depositor in exchange for the Mortgage Loans;

                  (c) to make payments on the Certificates;

                  (d) to engage in those activities that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith; and

                  (e) subject to compliance with this Agreement, to engage in such other activities as may be required in connection with conservation of the Trust Fund and the making of distributions to the Certificateholders.

                  The trust is hereby authorized to engage in the foregoing activities. The Trustee shall not cause the trust to engage in any activity other than in connection with the foregoing or other than as required or authorized by the terms of this Agreement while any Certificate is outstanding, and this Section 2.07 may not be amended, without the consent of the Certificateholders evidencing 51% or more of the aggregate voting rights of the Certificates.

                                   ARTICLE III

                          ADMINISTRATION AND SERVICING
                                OF THE TRUST FUND

         Section 3.01. MASTER SERVICER TO ACT AS MASTER SERVICER.

         The Master Servicer shall supervise, or take such actions as are necessary to ensure, the servicing and administration of the Mortgage Loans and any REO Property in accordance with this Agreement and its normal servicing practices, which generally shall conform to the standards (i) of the Servicing Guide, if Impac Funding Corporation is Master Servicer, or (ii) if Impac Funding Corporation is not the Master Servicer, of an institution prudently servicing mortgage loans for its own account and shall have full authority to do anything it reasonably deems appropriate or desirable in connection with such servicing and administration. To the extent consistent with the foregoing, the Master Servicer shall waive (or permit a Sub-Servicer to waive) a Prepayment Charge only if such waiver would maximize recovery of total proceeds taking into account the value of such Prepayment Charge and related Mortgage Loan and doing so is standard and customary in servicing mortgage loans similar to the Mortgage Loans (including any waiver of a Prepayment Charge in connection with a refinancing of a Mortgage Loan that is related to a default or a reasonably foreseeable default), and in no event will it waive a Prepayment Charge in connection with a refinancing of a Mortgage Loan that is not related to a default or a reasonably foreseeable default.

         The Master Servicer may perform its responsibilities relating to servicing through other agents or independent contractors, but shall not thereby be released from any of its responsibilities as hereinafter set forth. The authority of the Master Servicer, in its capacity as master servicer, and any Sub-Servicer acting on its behalf, shall include, without limitation, the power to (i) consult with and advise any Sub-Servicer regarding administration of a related Mortgage Loan, (ii) approve any recommendation by a Sub-Servicer to foreclose on a related Mortgage Loan, (iii) supervise the filing and collection of insurance claims and take or cause to be taken such actions on behalf of the insured Person thereunder as shall be reasonably necessary to prevent the denial of coverage thereunder, and (iv) effectuate foreclosure or other conversion of the ownership of the Mortgaged Property securing a related Mortgage Loan, including the employment of attorneys, the institution of legal proceedings, the collection of deficiency judgments, the acceptance of compromise proposals, the filing of claims under any Insurance Policy and any other matter pertaining to a delinquent Mortgage Loan. The authority of the Master Servicer shall include, in addition, the power on behalf of the Certificateholders, the Trustee or any of them to (i) execute and deliver customary consents or waivers and other instruments and documents, (ii) consent to transfer of any related Mortgaged Property and assumptions of the related Mortgage Notes and Security Instruments (in the manner provided in this Agreement) and (iii) collect any Insurance Proceeds and Liquidation Proceeds. If permitted under applicable law without predjudicing any rights of the Trust Fund with respect to any Mortgage Loan, the Master Servicer, with such documentation as local law requires, acting in its own name, may pursue claims on behalf of the Trust Fund. Without limiting the generality of the foregoing, the Master Servicer and any Sub-Servicer acting on its behalf may, and is hereby authorized, and empowered by the Trustee to, execute and deliver, on behalf of itself, the Certificateholders or the Trustee or any of them, any instruments of satisfaction, cancellation, partial or full release, discharge and all other comparable instruments, with respect to the related Mortgage Loans, the Insurance Policies and the accounts related thereto, and the Mortgaged Properties. The Master Servicer may exercise this power in its own name or in the name of a Sub-Servicer.

         Subject to Section 3.16, the Trustee shall execute, at the written request of the Master Servicer, and furnish to the Master Servicer and any Sub-Servicer such documents as are necessary or appropriate to enable the Master Servicer or any Sub-Servicer to carry out their servicing and administrative duties hereunder, and the Trustee hereby grants to the Master Servicer a power of attorney to carry out such duties. The Trustee shall not be liable for the actions of the Master Servicer or any Sub-Servicers under such powers of attorney.

         In accordance with the standards of the preceding paragraph, the Master Servicer shall advance or cause to be advanced funds as necessary for the purpose of effecting the payment of taxes and assessments on the Mortgaged Properties, which advances shall be reimbursable in the first instance from related collections from the Mortgagors pursuant to Section 3.09, and further as provided in Section 3.11; provided that the Master Servicer shall not be obligated to make such advance if, in its good faith judgment, the Master Servicer determines that such advance to be a Nonrecoverable Advance.

         The Master Servicer is authorized and empowered by the Trustee, on behalf of the Certificateholders and the Trustee, in its own name or in the name of any Subservicer, when the Master Servicer or such Subservicer, as the case may be, believes it is appropriate in its best judgment to register any Mortgage Loan on the MERS(R) System, or cause the removal from the registration of any Mortgage Loan on the MERS(R) System, to execute and deliver, on behalf of the Trustee and the Certificateholders or any of them, any and all instruments of assignment and other comparable instruments with respect to such assignment or re-recording of a Mortgage in the name of MERS, solely as nominee for the Trustee and its successors and assigns. Any expenses incurred in connection with the actions described in the preceding sentence shall be borne by the Master Servicer in accordance with Section 3.17, with no right of reimbursement; provided, that if, as a result of MERS discontinuing or becoming unable to continue operations in connection with the MERS System, it becomes necessary to remove any Mortgage Loan from registration on the MERS System and to arrange for the assignment of the related Mortgages to the Trustee, then any related expenses shall be reimbursable to the Master Servicer from the Trust Fund.

         Notwithstanding anything in this Agreement to the contrary, the Master Servicer shall not (unless the Mortgagor is in default with respect to the Mortgage Loan or such default is, in the judgment of the Master Servicer, reasonably foreseeable) make or permit any modification, waiver or amendment of any term of any Mortgage Loan that would both (i) effect an exchange or reissuance of such Mortgage Loan under Section 1001 of the Code (or Treasury regulations promulgated thereunder) and (ii) cause any of REMIC 1, REMIC 2 or REMIC 3 to fail to qualify as a REMIC under the Code or the imposition of any tax on "prohibited transactions" or "contributions" after the startup date under the REMIC Provisions.

         The relationship of the Master Servicer (and of any successor to the Master Servicer under this Agreement) to the Trustee under this Agreement is intended by the parties to be that of an independent contractor and not that of a joint venturer, partner or agent.

         Section 3.02. SUB-SERVICING AGREEMENTS BETWEEN MASTER SERVICER AND SUB-SERVICERS.

         (a) The Master Servicer may enter into Sub-Servicing Agreements with Sub-Servicers for the servicing and administration of the Mortgage Loans and for the performance of any and all other activities of the Master Servicer hereunder; provided, however, that such agreements would not result in a withdrawal or a downgrading by Standard & Poor's of its rating on any Class of Certificates. Each Sub-Servicer shall be either (i) an institution the accounts of which are insured by the FDIC or (ii) another entity that engages in the business of originating or servicing mortgage loans comparable to the Mortgage Loans, and in either case shall be authorized to transact business in the state or states in which the related Mortgaged Properties it is to service are situated, if and to the extent required by applicable law to enable the Sub-Servicer to perform its obligations hereunder and under the Sub-Servicing Agreement, and in either case shall be a Freddie Mac or Fannie Mae approved mortgage servicer. Any Sub-Servicing Agreement entered into by the Master Servicer shall include the provision that such Agreement may be immediately terminated (x) with cause and without any termination fee by any Master Servicer hereunder or (y) without cause in which case the Master Servicer shall be responsible for any termination fee or penalty resulting therefrom. In addition, each Sub-Servicing Agreement shall provide for servicing of the Mortgage Loans consistent with the terms of this Agreement. With the consent of the Trustee, the Master Servicer and the Sub-Servicers may enter into Sub-Servicing Agreements and make amendments to the Sub-Servicing Agreements or enter into different forms of Sub-Servicing Agreements providing for, among other things, the delegation by the Master Servicer to a Sub-Servicer of additional duties regarding the administration of the Mortgage Loans; provided, however, that any such amendments or different forms shall be consistent with and not violate the provisions of this Agreement, and that no such amendment or different form shall be made or entered into which could be reasonably expected to be materially adverse to the interests of the Certificateholders, without the consent of the Holders of Certificates entitled to at least 51% of the Voting Rights. The parties hereto acknowledge that the initial Sub-Servicer shall be ___________.

         The Master Servicer has entered into a Sub-Servicing Agreement with ___________ for the servicing and administration of the Mortgage Loans and may enter into additional Sub-Servicing Agreements with Sub-Servicers acceptable to the Trustee for the servicing and administration of certain of the Mortgage Loans.

         (b) As part of its servicing activities hereunder, the Master Servicer, for the benefit of the Trustee, the Certificate Insurer and the Certificateholders, shall enforce the obligations of each Sub-Servicer under the related Sub-Servicing Agreement. Such enforcement, including, without limitation, the legal prosecution of claims, termination of Sub-Servicing Agreements and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Master Servicer, in its good faith business judgment, would require were it the owner of the related Mortgage Loans. The Master Servicer shall pay the costs of such enforcement at its own expense, but shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement only to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loan or (ii) from a specific recovery of costs, expenses or attorneys' fees against the party against whom such enforcement is directed.

         (c) The Master Servicer represents that it has entered into a contract regarding the sale of sub-servicing rights with respect to substantially all of the Mortgage Loans with ___________ and shall transfer the subservicing of substantially all of the Mortgage Loans from ___________ to ___________ on or about _________ ___, 200_. The Trustee hereby consents to such transfer.

         (d) The Master Servicer represents that it will cause any Sub-Servicer to accurately and fully report its borrower credit files to all three credit repositories in a timely manner.

         Section 3.03. SUCCESSOR SUB-SERVICERS.

         The Master Servicer shall be entitled to terminate any Sub-Servicing Agreement and the rights and obligations of any Sub-Servicer pursuant to any Sub-Servicing Agreement in accordance with the terms and conditions of such Sub-Servicing Agreement. In the event of termination of any Sub-Servicer, all servicing obligations of such Sub-Servicer shall be assumed simultaneously by the Master Servicer without any act or deed on the part of such Sub-Servicer or the Master Servicer, and the Master Servicer either shall service directly the related Mortgage Loans or shall enter into a Sub-Servicing Agreement with a successor Sub-Servicer which qualifies under Section 3.02.

         Section 3.04. LIABILITY OF THE MASTER SERVICER.

         Notwithstanding any Sub-Servicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Master Servicer and a Sub-Servicer or reference to actions taken through a Sub-Servicer or otherwise, the Master Servicer shall under all circumstances remain obligated and primarily liable to the Trustee and Certificateholders for the servicing and administering of the Mortgage Loans and any REO Property in accordance with the provisions of Article III without diminution of such obligation or liability by virtue of such Sub-Servicing Agreements or arrangements or by virtue of indemnification from the Sub-Servicer and to the same extent and under the same terms and conditions as if the Master Servicer alone were servicing and administering the Mortgage Loans. For purposes of this Agreement, the Master Servicer shall be deemed to have received payments on Mortgage Loans when the Sub-Servicer has received such payments. The Master Servicer shall be entitled to enter into any agreement with a Sub-Servicer for indemnification of the Master Servicer by such Sub-Servicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

         Section 3.05. NO CONTRACTUAL RELATIONSHIP BETWEEN SUB-SERVICERS AND TRUSTEE OR CERTIFICATEHOLDERS.

         Any Sub-Servicing Agreement that may be entered into and any transactions or services relating to the Mortgage Loans involving a Sub-Servicer in its capacity as such and not as an originator shall be deemed to be between the Sub-Servicer and the Master Servicer alone, and the Trustee and Certificateholders shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the Sub-Servicer except as set forth in Section 3.06. The Master Servicer (or Sub-Servicer) shall be liable for the payment of any franchise taxes which may be assessed by the California Franchise Tax Board in connection with the activities of the Trust under this Agreement.

         Section 3.06. ASSUMPTION OR TERMINATION OF SUB-SERVICING AGREEMENTS BY TRUSTEE.

         (a) If the Trustee or its designee shall assume the master servicing obligations of the Master Servicer in accordance with Section 7.02 below, the Trustee, to the extent necessary to permit the Trustee to carry out the provisions of Section 7.02 with respect to the Mortgage Loans, shall succeed to all of the rights and obligations of the Master Servicer under each of the Sub-Servicing Agreements. In such event, the Trustee or its designee as the successor master servicer shall be deemed to have assumed all of the Master Servicer's rights and obligations therein and to have replaced the Master Servicer as a party to such Sub-Servicing Agreements to the same extent as if such Sub-Servicing Agreements had been assigned to the Trustee or its designee as a successor master servicer, except that the Trustee or its designee as a successor master servicer shall not be deemed to have assumed any obligations or liabilities of the Master Servicer arising prior to such assumption (other than the obligation to make any Advances hereunder) and the Master Servicer shall not thereby be relieved of any liability or obligations under such Sub-Servicing Agreements arising prior to such assumption. Nothing in the foregoing shall be deemed to entitle the Trustee or its designee as a successor master servicer at any time to receive any portion of the servicing compensation provided under
Section 3.17 except for such portion as the Master Servicer would be entitled to receive.

         (b) In the event that the Trustee or its designee as successor master servicer for the Trustee assumes the servicing obligations of the Master Servicer under Section 7.02, upon the reasonable request of the Trustee or such designee as successor master servicer the Master Servicer shall at its own expense deliver to the Trustee, or at its written request to such designee, photocopies of all documents, files and records, electronic or otherwise, relating to the Sub-Servicing Agreements and the related Mortgage Loans or REO Property then being serviced and an accounting of amounts collected and held by it, if any, and will otherwise cooperate and use its reasonable efforts to effect the orderly and efficient transfer of the Sub-Servicing Agreements, or responsibilities hereunder to the Trustee, or at its written request to such designee as successor master servicer.

         Section 3.07. COLLECTION OF CERTAIN MORTGAGE LOAN PAYMENTS.

         (a) The Master Servicer will coordinate and monitor remittances by Sub-Servicers to the Master Servicer with respect to the Mortgage Loans in accordance with this Agreement.

         (b) The Master Servicer shall make its reasonable efforts to collect or cause to be collected all payments required under the terms and provisions of the Mortgage Loans and shall follow, and use its reasonable efforts to cause Sub-Servicers to follow, collection procedures comparable to the collection procedures of prudent mortgage lenders servicing mortgage loans for their own account to the extent such procedures shall be consistent with this Agreement. Consistent with the foregoing, the Master Servicer may in its discretion (i) waive or permit to be waived any late payment charge, prepayment charge, assumption fee, or any penalty interest in connection with the prepayment of a Mortgage Loan and (ii) suspend or reduce or permit to be suspended or reduced regular monthly payments for a period of up to six months, or arrange or permit an arrangement with a Mortgagor for a scheduled liquidation of delinquencies. In the event the Master Servicer shall consent to the deferment of the due dates for payments due on a Mortgage Note, the Master Servicer shall nonetheless make an Advance or shall cause the related Sub-Servicer to make an advance to the same extent as if such installment were due, owing and delinquent and had not been deferred through liquidation of the Mortgaged Property; PROVIDED, HOWEVER, that the obligation of the Master Servicer or related Sub-Servicer to make an Advance shall apply only to the extent that the Master Servicer believes, in good faith, that such advances are not Nonrecoverable Advances.

         (c) On each Determination Date, with respect to each Mortgage Loan for which during the related Prepayment Period the Master Servicer has determined that all amounts which it expects to recover from or on account of each such Mortgage Loan have been recovered and that no further Liquidation Proceeds will be received in connection therewith, the Master Servicer shall provide to the Trustee a certificate of a Servicing Officer that such Mortgage Loan became a Liquidated Mortgage Loan in a Cash Liquidation or REO Disposition.

         The Master Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans, and shall, to the extent such procedures shall be consistent with this Agreement and the terms and provisions of any related Insurance Policy, follow such collection procedures as it would follow with respect to mortgage loans comparable to the Mortgage Loans and held for its own account. The Master Servicer shall not be required to institute or join in litigation with respect to collection of any payment (whether under a Mortgage, Mortgage Note, Primary Hazard Insurance Policy or otherwise or against any public or governmental authority with respect to a taking or condemnation) if it reasonably believes that it is prohibited by applicable law from enforcing the provision of the Mortgage or other instrument pursuant to which such payment is required. The Master Servicer shall be responsible for preparing and distributing all information statements relating to payments on the Mortgage Loans, in accordance with all applicable federal and state tax laws and regulations.

         Section 3.08. SUB-SERVICING ACCOUNTS.

         In those cases where a Sub-Servicer is servicing a Mortgage Loan pursuant to a Sub-Servicing Agreement, the Sub-Servicer will be required to establish and maintain one or more accounts (collectively, the "Sub-Servicing Account"). The Sub-Servicing Account shall be an Eligible Account and shall otherwise be acceptable to the Master Servicer. All amounts held in a Sub-Servicing Account shall be held in trust for the Trustee for the benefit of the Certificateholders and the Certificate Insurer. Any investment of funds held in such an account shall be in Permitted Investments maturing not later than the Business Day immediately preceding the next Sub-Servicer Remittance Date. The Sub-Servicer will be required to deposit into the Sub-Servicing Account no later than two Business Days after receipt all proceeds of Mortgage Loans received by the Sub-Servicer, less its servicing compensation and any unreimbursed expenses and advances, to the extent permitted by the Sub-Servicing Agreement. On each Sub-Servicer Remittance Date the Sub-Servicer will be required to remit to the Master Servicer for deposit in the Custodial Account all funds held in the Sub-Servicing Account with respect to any Mortgage Loan as of the Sub-Servicer Remittance Date, after deducting from such remittance an amount equal to the servicing compensation (including interest on Permitted Investments) and unreimbursed expenses and advances to which it is then entitled pursuant to the related Sub-Servicing Agreement, to the extent not previously paid to or retained by it. In addition, on each Sub-Servicer Remittance Date the Sub-Servicer will be required to remit to the Master Servicer any amounts required to be advanced pursuant to the related Sub-Servicing Agreement. The Sub-Servicer will also be required to remit to the Master Servicer, within five Business Days of receipt, the proceeds of any Principal Prepayment made by the Mortgagor, and, on each Sub-Servicer Remittance Date, the amount of any Insurance Proceeds or Liquidation Proceeds received during the related Prepayment Period.

         Section 3.09. COLLECTION OF TAXES, ASSESSMENTS AND SIMILAR ITEMS; SERVICING ACCOUNTS.

         The Master Servicer and the Sub-Servicers shall establish and maintain one or more accounts (the "Servicing Accounts"), and shall deposit and retain therein all collections from the Mortgagors (or related advances from Sub-Servicers) for the payment of taxes, assessments, Primary Hazard Insurance Policy premiums, and comparable items for the account of the Mortgagors, to the extent that the Master Servicer customarily escrows for such amounts. Withdrawals of amounts so collected from a Servicing Account may be made only to
(i) effect payment of taxes, assessments, Primary Hazard Insurance Policy premiums and comparable items; (ii) reimburse the Master Servicer (or a Sub-Servicer to the extent provided in the related Sub-Servicing Agreement) out of related collections for any payments made pursuant to Sections 3.01 (with respect to taxes and assessments), and 3.13 (with respect to Primary Hazard Insurance Policies); (iii) refund to Mortgagors any sums as may be determined to be overages; or (iv) clear and terminate the Servicing Account at the termination of this Agreement pursuant to Section 9.01. As part of its servicing duties, the Master Servicer or Sub-Servicers shall, if and to the extent required by law, pay to the Mortgagors interest on funds in Servicing Accounts from its or their own funds, without any reimbursement therefor.

         Section 3.10. CUSTODIAL ACCOUNT.

         (a) The Master Servicer shall establish and maintain one or more accounts (collectively, the "Custodial Account") in which the Master Servicer shall deposit or cause to be deposited on a daily basis, or as and when received and identified from the Sub-Servicers, the following payments and collections received or made by or on behalf of it subsequent to the Cut-off Date with respect to the Mortgage Loans, or payments received by it prior to the Cut-off Date but allocable to a period subsequent thereto (other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date):

                  (i) all payments (including advances by a Sub-Servicer) on account of principal, including Principal Prepayments, on the Mortgage Loans;

                  (ii) all payments (including advances by a Sub-Servicer) on account of interest on the Mortgage Loans, net of any portion thereof retained by the Master Servicer or any Sub-Servicer as Servicing Fees;

                  (iii) all Insurance Proceeds, other than proceeds that represent reimbursement of costs and expenses incurred by the Master Servicer or any Sub-Servicer in connection with presenting claims under the related Insurance Policies, Liquidation Proceeds and REO Proceeds;

                  (iv) all proceeds of any Mortgage Loan or REO Property repurchased or purchased in accordance with Sections 2.02, 2.04, 3.14 or 9.01; and all amounts required to be deposited in connection with the substitution of a Qualified Substitute Mortgage Loan pursuant to
         Section 2.04; and

                  (v) any amounts required to be deposited pursuant to Section 3.12, 3.13, 3.15 or 3.22.

         The foregoing requirements for deposit in the Custodial Account shall be exclusive. In the event the Master Servicer shall deposit in the Custodial Account any amount not required to be deposited therein, it may withdraw such amount from the Custodial Account, any provision herein to the contrary notwithstanding. The Custodial Account shall be maintained as a segregated account, separate and apart from trust funds created for mortgage pass-through certificates of other series, and the other accounts of the Master Servicer.

         (b) Funds in the Custodial Account may be invested in Permitted Investments in accordance with the provisions set forth in Section 3.12. The Master Servicer shall give notice to the Trustee and the Depositor of the location of the Custodial Account after any change thereof.

         Section 3.11. PERMITTED WITHDRAWALS FROM THE CUSTODIAL ACCOUNT.

         The Master Servicer may, from time to time as provided herein, make withdrawals from the Custodial Account of amounts on deposit therein pursuant to
Section 3.10 that are attributable to the Mortgage Loans for the following purposes:

                  (i) to make deposits into the Certificate Account in the amounts and in the manner provided for in Section 4.01;

                  (ii) to pay to itself, the Depositor, the Sponsor or any other appropriate person, as the case may be, with respect to each Mortgage Loan that has previously been purchased or repurchased pursuant to Sections 2.02, 2.04, 3.14 or 9.01 all amounts received thereon and not yet distributed as of the date of purchase or repurchase;

                  (iii) to reimburse itself or any Sub-Servicer for Advances not previously reimbursed, the Master Servicer's or any Sub-Servicer's right to reimbursement pursuant to this clause (iii) being limited to amounts received which represent Late Collections (net of the related Servicing Fees) of Monthly Payments on Mortgage Loans with respect to which such Advances were made and as further provided in Section 3.15;

                  (iv) to reimburse or pay itself, the Trustee or the Depositor for expenses incurred by or reimbursable to the Master Servicer, the Trustee or the Depositor pursuant to Sections 3.22, 6.03, 8.05 or 10.01(g), except as otherwise provided in such Sections hereof;

                  (v) to reimburse itself or any Sub-Servicer for costs and expenses incurred by or reimbursable to it relating to the prosecution of any claims pursuant to Section 3.13 that are in excess of the amounts so recovered;

                  (vi) to reimburse itself or any Sub-Servicer for unpaid Master Servicing Fees, Sub-Servicing Fees and unreimbursed Servicing Advances, the Master Servicer's or any Sub-Servicer's right to reimbursement pursuant to this clause (vi) with respect to any Mortgage Loan being limited to late recoveries of the payments for which such advances were made pursuant to Section 3.01 or Section 3.09 and any other related Late Collections;

                  (vii) to pay itself as servicing compensation (in addition to the Master Servicing Fee and Sub-Servicing Fee), on or after each Distribution Date, any interest or investment income earned on funds deposited in the Custodial Account for the period ending on such Distribution Date;

                  (viii) to reimburse itself or any Sub-Servicer for any Advance or Servicing Advance previously made, after a Realized Loss has been allocated with respect to the related Mortgage Loan if the Advance or Servicing Advance was not reimbursed pursuant to clauses (iii) and
         (vi);

                  (ix) to pay the PMI Insurer the premium under the PMI Insurer Policy; and

                  (x) to clear and terminate the Custodial Account at the termination of this Agreement pursuant to Section 9.01.

         The Master Servicer shall keep and maintain separate accounting records on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Custodial Account pursuant to such subclauses (ii) through
(x). Reconciliations will be prepared for the Custodial Account within 45 Calendar days after the bank statement cut-off date. All items requiring reconciliation will be resolved within 90 calendar days of their original identification.

         Section 3.12. PERMITTED INVESTMENTS.

         Any institution maintaining the Custodial Account shall at the direction of the Master Servicer invest the funds in such account in Permitted Investments, each of which shall mature not later than (i) the Business Day immediately preceding the date on which such funds are required to be withdrawn from such account pursuant to this Agreement, if a Person other than the Trustee is the obligor thereon, and (ii) no later than the date on which such funds are required to be withdrawn from such account pursuant to this Agreement, if the Trustee is the obligor thereon and shall not be sold or disposed of prior to its maturity. All income and gain realized from any such investment as well as any interest earned on deposits in the Custodial Account shall be for the benefit of the Master Servicer. The Master Servicer shall deposit in the Custodial Account an amount equal to the amount of any loss incurred in respect of any such investment immediately upon realization of such loss without right of reimbursement.

         The Trustee or its Affiliates are permitted to receive additional compensation that could be deemed to be in the Trustee's economic self-interest for (i) serving as investment adviser, administrator, shareholder servicing agent, custodian or sub-custodian with respect to certain of the Permitted Investments, (ii) using Affiliates to effect transactions in certain Permitted Investments and (iii) effecting transactions in certain Permitted Investments.

         Funds on deposit in the Net WAC Shortfall Reserve Fund Deposit may be invested in Permitted Investments in accordance with this Section 3.12 subject to any limitations set forth in Section 4.08 (with respect to the Net WAC Shortfall Reserve Fund) and any investment earnings or interest paid shall accrue to the benefit of the party designated in such section and the party so designated shall deposit in the related account from its own funds the amount of any loss incurred on Permitted Investments in such account.

         Section 3.13. MAINTENANCE OF PRIMARY HAZARD INSURANCE.

         (a) The Master Servicer shall cause to be maintained for each Mortgage Loan primary hazard insurance by a Qualified Insurer or other insurer satisfactory to the Rating Agencies with extended coverage on the related Mortgaged Property in an amount equal to the lesser of (i) 100% of the replacement value of the improvements, as determined by the insurance company, on such Mortgaged Property or (ii) the unpaid principal balance of the Mortgage Loan. The Master Servicer shall also cause to be maintained on property acquired upon foreclosure, or deed in lieu of foreclosure, of any Mortgage Loan, fire insurance with extended coverage in an amount equal to the replacement value of the improvements thereon. Any costs incurred in maintaining any insurance described in this Section 3.13 (other than any deductible described in the last paragraph hereof) shall be recoverable as a Servicing Advance. The Master Servicer shall not be obligated to advance any amounts pursuant to this Section
3.13 if, in its good faith judgment, the Master Servicer determines that such advance would be a Nonrecoverable Advance. Pursuant to Section 3.10, any amounts collected by the Master Servicer under any such policies (other than amounts to be applied to the restoration or repair of the related Mortgaged Property or property thus acquired or amounts released to the Mortgagor in accordance with the Master Servicer's normal servicing procedures) shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 3.11. Any cost incurred by the Master Servicer in maintaining any such insurance shall not, for the purpose of calculating monthly distributions to Certificateholders, be added to the amount owing under the Mortgage Loan, notwithstanding that the terms of the Mortgage Loan so permit. It is understood and agreed that no earthquake or other additional insurance is to be required of any Mortgagor or maintained on property acquired in respect of a Mortgage Loan other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance.

         The Master Servicer shall, or shall cause the related Sub-Servicer to, exercise its best reasonable efforts to maintain and keep in full force and effect each Primary Insurance Policy by a Qualified Insurer, or other insurer satisfactory to the Rating Agencies, with respect to each first lien Mortgage Loan as to which as of the Cut-Off Date such a Primary Insurance Policy was in effect (or, in the case of a Qualified Substitute Mortgage Loan, the date of substitution) and the original principal amount of the related Mortgage Note exceeded 80% of the Collateral Value in an amount at least equal to the excess of such original principal amount over 75% of such Collateral Value until the principal amount of any such first lien Mortgage Loan is reduced below 80% of the Collateral Value or, based upon a new appraisal, the principal amount of such first lien Mortgage Loan represents less than 80% of the new appraised value. The Master Servicer shall, or shall cause the related Sub-Servicer to, effect the timely payment of the premium on each Primary Insurance Policy. The Master Servicer and the related Sub-Servicer shall have the power to substitute for any Primary Insurance Policy another substantially equivalent policy issued by another Qualified Insurer, PROVIDED, THAT, such substitution shall be subject to the condition that it will not cause the ratings on the Certificates to be downgraded or withdrawn, as evidenced in writing from each Rating Agency.

         The Master Servicer shall cooperate with the PMI Insurer and shall use its best efforts to furnish all reasonable aid, evidence and information in the possession of the Master Servicer or to which the Master Servicer has access with respect to any PMI Mortgage Loan.

         In the event of a default by PMI Insurer under the PMI Insurer Policy (a "Replacement Event"), the Master Servicer shall use its best efforts to obtain a substitute lender-paid primary mortgage insurance policy (a "Substitute PMI Policy"), with the approval of the Certificate Insurer; PROVIDED, however, that the Master Servicer shall not be obligated, and shall have no liability for failing, to obtain a Substitute PMI Policy unless such Substitute PMI Policy can be obtained on the following terms and conditions: (i) the Certificates shall be rated no lower than the rating assigned by each Rating Agency to the Certificates immediately prior to such Replacement Event, as evidenced by a letter from each Rating Agency addressed to the Depositor, the Master Servicer and the Trustee, (ii) the timing and mechanism for drawing on such new Substitute PMI Policy shall be reasonably acceptable to the Master Servicer and the Trustee and (iii) the premiums under the proposed Substitute PMI Policy shall not exceed such premiums under the existing PMI Insurer Policy.

         With respect to the PMI Mortgage Loans covered by a PMI Insurer Policy, the Master Servicer will confirm with PMI Insurer, and PMI Insurer will certify to the Trustee, on or before __________ ___, 200_, that the Mortgage Loans indicated on the Mortgage Loan Schedule as being covered by PMI Insurer Policy are so covered.

         No earthquake or other additional insurance is to be required of any Mortgagor or maintained on property acquired with respect to a security instrument other than pursuant to such applicable laws and regulations as shall at any time be in force and shall require such additional insurance. When, at the time of origination of the Mortgage Loan or at any subsequent time, the Mortgaged Property is located in a federally designated special flood hazard area, the Master Servicer shall cause with respect to the Mortgage Loans and each REO Property flood insurance (to the extent available and in accordance with mortgage servicing industry practice) to be maintained. Such flood insurance shall cover the Mortgaged Property, including all items taken into account in arriving at the Collateral Value on which the Mortgage Loan was based, and shall be in an amount equal to the lesser of (i) the Stated Principal Balance of the related Mortgage Loan and (ii) the minimum amount required under the terms of coverage to compensate for any damage or loss on a replacement cost basis, but not more than the maximum amount of such insurance available for the related Mortgaged Property under either the regular or emergency programs of the National Flood Insurance Program (assuming that the area in which such Mortgaged Property is located is participating in such program). Unless applicable state law requires a higher deductible, the deductible on such flood insurance may not exceed $1,000 or 1% of the applicable amount of coverage, whichever is less.

         In the event that the Master Servicer shall obtain and maintain a blanket fire insurance policy with extended coverage insuring against hazard losses on all of the Mortgage Loans, it shall conclusively be deemed to have satisfied its obligations as set forth in the first two sentences of this
Section 3.13, it being understood and agreed that such policy may contain a deductible clause, in which case the Master Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with the first two sentences of this Section 3.13 and there shall have been a loss which would have been covered by such policy, deposit in the Certificate Account from its own funds the amount not otherwise payable under the blanket policy because of such deductible clause. Any such deposit by the Master Servicer shall be made on the Certificate Account Deposit Date next preceding the Distribution Date which occurs in the month following the month in which payments under any such policy would have been deposited in the Custodial Account. Any such deposit shall not be deemed Servicing Advances and the Master Servicer shall not be entitled to reimbursement therefor. In connection with its activities as administrator and servicer of the Mortgage Loans, the Master Servicer agrees to present, on behalf of itself, the Trustee and Certificateholders, claims under any such blanket policy.

         Section 3.14. ENFORCEMENT OF DUE-ON-SALE CLAUSES; ASSUMPTION
AGREEMENTS.

         The Master Servicer will, to the extent it has knowledge of any conveyance or prospective conveyance by any Mortgagor of the Mortgaged Property (whether by absolute conveyance or by contract of sale, and whether or not the Mortgagor remains or is to remain liable under the Mortgage Note or the Mortgage), exercise or cause to be exercised its rights to accelerate the maturity of such Mortgage Loan under any "due-on-sale" clause applicable thereto; PROVIDED, HOWEVER, that the Master Servicer shall not exercise any such rights if it reasonably believes that it is prohibited by law from doing so. The Master Servicer or the related Sub-Servicer may repurchase a Mortgage Loan at the Purchase Price when the Master Servicer requires acceleration of the Mortgage Loan, but only if the Master Servicer is satisfied, as evidenced by an Officer's Certificate delivered to the Trustee, that either (i) such Mortgage Loan is in default or default is reasonably foreseeable or (ii) if such Mortgage Loan is not in default or default is not reasonably foreseeable, such repurchase will have no adverse tax consequences for the Trust Fund or any Certificateholder. If the Master Servicer is unable to enforce such "due-on-sale" clause (as provided in the second preceding sentence) or if no "due-on-sale" clause is applicable, the Master Servicer or the Sub-Servicer is authorized to enter into an assumption and modification agreement with the Person to whom such property has been conveyed or is proposed to be conveyed, pursuant to which such Person becomes liable under the Mortgage Note and, to the extent permitted by applicable state law, the Mortgagor remains liable thereon; PROVIDED, HOWEVER, that the Master Servicer shall not enter into any assumption and modification agreement if the coverage provided under the Primary Insurance Policy, if any, would be impaired by doing so. The Master Servicer shall notify the Trustee, whenever possible, before the completion of such assumption agreement, and shall forward to the Custodian the original copy of such assumption agreement, which copy shall be added by the Custodian to the related Mortgage File and which shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof. In connection with any such assumption agreement, the interest rate on the related Mortgage Loan shall not be changed and no other material alterations in the Mortgage Loan shall be made unless such material alteration would not cause any of REMIC 1, REMIC 2 or REMIC 3 to fail to qualify as a REMIC for federal income tax purposes, as evidenced by an Opinion of Counsel. The Master Servicer is also authorized to enter into a substitution of liability agreement with such Person, pursuant to which the original Mortgagor is released from liability and such Person is substituted as the Mortgagor and becomes liable under the Mortgage Note. Any fee collected by or on behalf of the Master Servicer for entering into an assumption or substitution of liability agreement will be retained by or on behalf of the Master Servicer as additional servicing compensation. In connection with any such assumption, no material term of the Mortgage Note (including but not limited to the Mortgage Rate, the amount of the Monthly Payment and any other term affecting the amount or timing of payment on the Mortgage Loan) may be changed. The Master Servicer shall not enter into any substitution or assumption if such substitution or assumption shall (i) both constitute a "significant modification" effecting an exchange or reissuance of such Mortgage Loan under the Code (or Treasury regulations promulgated thereunder) and cause any of REMIC 1, REMIC 2 or REMIC 3 to fail to qualify as a REMIC under the REMIC Provisions or (ii) cause the imposition of any tax on "prohibited transactions" or "contributions" after the Startup Day under the REMIC Provisions. The Master Servicer shall notify the Trustee that any such substitution or assumption agreement has been completed by forwarding to the Custodian the original copy of such substitution or assumption agreement, which copy shall be added to the related Mortgage File and shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof. A portion equal to up to 2% of the Collateral Value of the related Mortgage Loan, of any fee or additional interest collected by the related Sub-Servicer for consenting in any such conveyance or entering into any such assumption agreement may be retained by the related Sub-Servicer as additional servicing compensation.

         Notwithstanding the foregoing paragraph or any other provision of this Agreement, the Master Servicer shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any assumption of a Mortgage Loan by operation of law or any assumption that the Master Servicer may be restricted by law from preventing, for any reason whatsoever. For purposes of this Section 3.14, the term "assumption" is deemed to also include a sale of a Mortgaged Property that is not accompanied by an assumption or substitution of liability agreement. Section 3.15. REALIZATION UPON DEFAULTED MORTGAGE LOANS.

         The Master Servicer shall exercise reasonable efforts, consistent with the procedures that the Master Servicer would use in servicing loans for its own account, to foreclose upon or otherwise comparably convert (which may include an REO Acquisition) the ownership of properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to
Section 3.07, and which are not released from the Trust Fund pursuant to any other provision hereof. The Master Servicer shall use reasonable efforts to realize proceeds from such defaulted Mortgage Loans in such manner (including short sales and passing through to the Trust Fund less than the full amount it expects to receive from the related Mortgage Loan) as will maximize the receipt of principal and interest by Certificateholders, taking into account, among other things, the timing of foreclosure proceedings. The foregoing is subject to the provisions that, in any case in which Mortgaged Property shall have suffered damage from an Uninsured Cause, the Master Servicer shall not be required to expend its own funds toward the restoration of such property unless it shall determine in its sole discretion (i) that such restoration will increase the net proceeds of liquidation of the related Mortgage Loan to Certificateholders and the Certificate Insurer after reimbursement to itself for such expenses, and
(ii) that such expenses will be recoverable by the Master Servicer through Insurance Proceeds or Liquidation Proceeds from the related Mortgaged Property, as contemplated in Section 3.11. The Master Servicer shall be responsible for all other costs and expenses incurred by it in any such proceedings; PROVIDED, HOWEVER, that it shall be entitled to reimbursement thereof from the related property, as contemplated in Section 3.11.

         The proceeds of any Cash Liquidation or REO Disposition, as well as any recovery resulting from a partial collection of Insurance Proceeds or Liquidation Proceeds or any income from an REO Property, will be deposited into the Custodial Account and applied in the following order of priority: first, to reimburse the Master Servicer or any Sub-Servicer for any related unreimbursed Servicing Advances, pursuant to Section 3.11(vi) or 3.22; second, to accrued and unpaid interest on the Mortgage Loan or REO Imputed Interest, at the Mortgage Rate, to the date of the Cash Liquidation or REO Disposition, or to the Due Date prior to the Distribution Date on which such amounts are to be distributed if not in connection with a Cash Liquidation or REO Disposition; and third, as a recovery of principal of the Mortgage Loan. If the amount of the recovery so allocated to interest is less than a full recovery thereof, that amount will be allocated as follows: first, to unpaid Master Servicing Fees or Sub-Servicing Fees; and second, to interest at the Net Mortgage Rate. The portion of the recovery so allocated to unpaid Master Servicing Fees or Sub-Servicing Fees shall be reimbursed to the Master Servicer or any Sub-Servicer pursuant to
Section 3.11(vi). The portions of the recovery so allocated to interest at the Net Mortgage Rate and to principal of the Mortgage Loan shall be applied as follows: first, to reimburse the Master Servicer or any Sub-Servicer for any related unreimbursed Advances in accordance with Section 3.11(iii) or 3.22, second, payment to PMI Insurer in accordance with Sections 3.11(ix) and third, for payment to the Trustee and distribution to the Certificateholders in accordance with the provisions of Section 4.01, subject to Section 3.22 with respect to certain recoveries from an REO Disposition constituting Excess Proceeds. To the extent the Master Servicer receives additional recoveries following a Cash Liquidation, the amount of the Realized Loss will be restated, and the additional recoveries will be passed through the Trust Fund as Liquidation Proceeds.

         Section 3.16. TRUSTEE TO COOPERATE; RELEASE OF MORTGAGE FILES.

         Upon the payment in full of any Mortgage Loan, or the receipt by the Master Servicer of a notification that payment in full shall be escrowed in a manner customary for such purposes, the Master Servicer will immediately notify the Trustee by a certification (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Custodial Account pursuant to
Section 3.10 have been or will be so deposited) of a Servicing Officer and shall request delivery to it of the Mortgage File in the form of the Request for Release attached hereto as Exhibit F-2. Upon receipt by the Custodian of such certification and request, such Custodian shall promptly release the related Mortgage File to the Master Servicer. Subject to the receipt by the Master Servicer of the proceeds of such payment in full and the payment of all related fees and expenses, the Master Servicer shall arrange for the release to the Mortgagor of the original canceled Mortgage Note. In connection with the satisfaction of any MOM Loan, the Master Servicer is authorized to cause the removal from the registration on the MERS(R) System of such Mortgage. All other documents in the Mortgage File shall be retained by the Master Servicer to the extent required by applicable law. The Master Servicer shall provide for preparation of the appropriate instrument of satisfaction covering any Mortgage Loan which pays in full and the Trustee shall cooperate in the execution and return of such instrument to provide for its delivery or recording as may be required. No expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Custodial Account or the Certificate Account.

         From time to time and as appropriate for the servicing or foreclosure of any Mortgage Loan, including, for this purpose, collection under any insurance policy relating to the Mortgage Loan, the Custodian shall, upon request of the Master Servicer and delivery to the Custodian of a Request for Release in the form attached hereto as Exhibit F-1, release the related Mortgage File to the Master Servicer and the Trustee shall execute such documents as the Master Servicer shall prepare and request as being necessary to the prosecution of any such proceedings. Such Request for Release shall obligate the Master Servicer to return each document previously requested from the Mortgage File to the Custodian when the need therefor by the Master Servicer no longer exists; and in any event within 21 days of the Master Servicer's receipt thereof, unless the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Custodial Account or the Mortgage File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Master Servicer has delivered to the Trustee a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery. Upon receipt of a Request for Release stating that such Mortgage Loan was liquidated and that all amounts received or to be received in connection with such liquidation which are required to be deposited into the Custodial Account have been or will be so deposited, or that such Mortgage Loan has become an REO Property, a copy of the Request for Release shall be released by the Trustee to the Master Servicer.

         Upon written request of a Servicing Officer, the Trustee shall execute and deliver to the Master Servicer any court pleadings, requests for trustee's sale or other documents prepared by the Master Servicer that are necessary to the foreclosure or trustee's sale in respect of a Mortgaged Property or to any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or Mortgage or to obtain a deficiency judgment, or to enforce any other remedies or rights provided by the Mortgage Note or Mortgage or otherwise available at law or in equity. Each such request that such pleadings or documents be executed by the Trustee shall include a certification signed by a Servicing Officer as to the reason such documents or pleadings are required and that the execution and delivery thereof by the Trustee will not invalidate or otherwise affect the lien of the Mortgage, except for the termination of such a lien upon completion of the foreclosure or trustee's sale.

         Section 3.17. SERVICING COMPENSATION.

         As compensation for its activities hereunder, the Master Servicer shall be entitled to withhold and retain, from deposits to the Custodial Account of amounts representing payments or recoveries of interest, the Master Servicing Fees and Sub-Servicing Fees with respect to each Mortgage Loan (less any portion of such amounts retained by any Sub-Servicer). In addition, the Master Servicer shall be entitled to recover unpaid Master Servicing Fees and Sub-Servicing Fees out of related Late Collections to the extent permitted in Section 3.11.

         Each Sub-Servicing Agreement shall permit the related Sub-Servicer to retain the Sub-Servicer Fees from collections on the related Mortgage Loans, or shall provide that the Sub-Servicer be paid directly by the Master Servicer from collections on the related Mortgage Loans. To the extent the Master Servicer directly services a Mortgage Loan, the Master Servicer shall be entitled to retain the Sub-Servicing Fees for that Mortgage Loan.

         The Master Servicer also shall be entitled pursuant to Section 3.11 to receive from the Custodial Account as additional servicing compensation interest or other income earned on deposits therein, subject to Section 3.23, as well as any assumption fees, late payment charges and reconveyance fees. The Master Servicer shall not be entitled to retain any Prepayment Charges. The Master Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder (including payment of the premiums for any blanket policy insuring against hazard losses pursuant to Section 3.13 and servicing compensation of the Sub-Servicer to the extent not retained by it), and shall not be entitled to reimbursement therefor except as specifically provided in Section 3.11. The Master Servicing Fee may not be transformed in whole or in part except in connection with the transfer of all of the Master Servicer's responsibilities and obligations under this Agreement.

         The Master Servicer also shall be entitled pursuant to Section 3.11 to receive from the Custodial Account as additional servicing compensation interest or other income earned on deposits therein, subject to Section 3.23, as well as any assumption fees, late payment charges and reconveyance fees. The Master Servicer shall not be entitled to retain any Prepayment Charges. Any Prepayment Charges shall be paid to the Holders of the Class P Certificates. The Master Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder (including payment of the premiums for any blanket policy insuring against hazard losses pursuant to Section 3.13 and servicing compensation of the Sub-Servicer to the extent not retained by it), and shall not be entitled to reimbursement therefor except as specifically provided in Section 3.11. The Master Servicing Fee may not be transferred in whole or in part except in connection with the transfer of all of the Master Servicer's responsibilities and obligations under this Agreement.

         Section 3.18. MAINTENANCE OF CERTAIN SERVICING POLICIES.

         The Master Servicer shall obtain and maintain at its own expense and shall cause each Sub-Servicer to obtain and maintain for the duration of this Agreement a blanket fidelity bond and an errors and omissions insurance policy covering the Master Servicer's and such Sub-Servicer's officers, employees and other persons acting on its behalf in connection with its activities under this Agreement. The amount of coverage shall be at least equal to the coverage maintained by the Master Servicer or Sub-Servicer in order to be acceptable to Fannie Mae or Freddie Mac to service loans for it or otherwise in an amount as is commercially available at a cost that is generally not regarded as excessive by industry standards. The Master Servicer shall promptly notify the Trustee in writing of any material change in the terms of such bond or policy. The Master Servicer shall provide annually to the Trustee a certificate of insurance that such bond and policy are in effect. If any such bond or policy ceases to be in effect, the Master Servicer shall, to the extent possible, give the Trustee ten days' notice prior to any such cessation and shall use its reasonable best efforts to obtain a comparable replacement bond or policy, as the case may be.

         Section 3.19. ANNUAL STATEMENT AS TO COMPLIANCE.

         Not later than February 28 of each calendar year beginning in 2007, the Master Servicer at its own expense shall deliver to the Trustee a certificate (an "Annual Statement of Compliance") signed by a Servicing Officer stating, as to the signers thereof, that (i) a review of the activities of the Master Servicer during the preceding calendar year and of performance under this Agreement or other applicable servicing agreement has been made under such officers' supervision, (ii) to the best of such officers' knowledge, based on such review, the Master Servicer has fulfilled all its obligations under this Agreement or other applicable servicing agreement for such year, or, if there has been a failure to fulfill any such obligation in any material respect, specifying each such failure known to such officer and the nature and status of cure provisions thereof including the steps being taken by the Master Servicer to remedy such failure. Such Annual Statement of Compliance shall contain no restrictions or limitations on its use. In the event that the Master Servicer has delegated any servicing responsibilities with respect to the Mortgage Loans to a subservicer, the Master Servicer shall deliver a similar Annual Statement of Compliance by that subservicer to the Trustee as described above as and when required with respect to the Master Servicer.

         If the Master Servicer cannot deliver the related Annual Statement of Compliance by February 28th of such year, the Trustee, at its sole option, may permit a cure period for the Master Servicer to deliver such Annual Statement of Compliance, but in no event later than March 10th of such year.

         Failure of the Master Servicer to timely comply with this Section 3.19 shall be deemed an Event of Default, and the Trustee may, in addition to whatever rights the Trustee may have under this Agreement and at law or equity or to damages, including injunctive relief and specific performance, upon notice immediately terminate all the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof without compensating the Master Servicer for the same. This paragraph shall supersede any other provision in this Agreement or any other agreement to the contrary.

         Section 3.20. ASSESSMENTS OF COMPLIANCE AND ATTESTATION REPORTS.

         On and after January 1, 2006, the Master Servicer shall service and administer the Mortgage Loans in accordance with all applicable requirements of the Servicing Criteria. Pursuant to Rules 13a-18 and 15d-18 of the Exchange Act and Item 1123 of Regulation AB, the Master Servicer shall deliver to theTrustee on or before February 28 of each calendar year beginning in 2007, a report regarding the Master Servicer's assessment of compliance (an "Assessment of Compliance") with the Servicing Criteria during the preceding calendar year. The Assessment of Compliance must be reasonably satisfactory to the Trustee, and as set forth in Regulation AB, the Assessment of Compliance must contain the following:

                  (a) A statement by such officer of its responsibility for assessing compliance with the Servicing Criteria applicable to the Master Servicer;

                  (b) A statement by such officer that such officer used the Servicing Criteria attached as Exhibit N hereto, and which will also be attached to the Assement of Compliance, to assess compliance with the Servicing Criteria applicable to the Master Servicer;

                  (c) An assessment by such officer of the Master Servicer's compliance with the applicable Servicing Criteria for the period consisting of the preceding calendar year, including disclosure of any material instance of noncompliance with respect thereto during such period, which assessment shall be based on the activities it performs with respect to asset-backed securities transactions taken as a whole involving the Master Servicer, that are backed by the same asset type as the Mortgage Loans;

                  (d) A statement that a registered public accounting firm has issued an attestation report on the Master Servicer's Assessment of Compliance for the period consisting of the preceding calendar year; and

                  (e) A statement as to which of the Servicing Criteria, if any, are not applicable to the Master Servicer, which statement shall be based on the activities it performs with respect to asset-backed securities transactions taken as a whole involving the Master Servicer, that are backed by the same asset type as the Mortgage Loans.

         Such report at a minimum shall address each of the Servicing Criteria specified on Exhibit N hereto which are indicated as applicable to the Master Servicer.

         On or before February 28 of each calendar year beginning in 2007, the Master Servicer shall furnish to the Trustee a report (an "Attestation Report") by a registered public accounting firm that attests to, and reports on, the Assessment of Compliance made by the Depositor, as required by Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122(b) of Regulation AB, which Attestation Report must be made in accordance with standards for attestation reports issued or adopted by the Public Company Accounting Oversight Board.

         The Master Servicer shall cause any subservicer, and each subcontractor determined by the Master Servicer to be "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, to deliver to the Trustee and the Depositor an Assessment of Compliance and Attestation Report as and when provided above.

         Such Assessment of Compliance, as to any subservicer, shall at a minimum address each of the Servicing Criteria specified on Exhibit N hereto which are indicated as applicable to any "primary servicer." Notwithstanding the foregoing, as to any subcontractor, an Assessment of Compliance is not required to be delivered unless it is required as part of a Form 10-K with respect to the Trust Fund.

         If the Master Servicer cannot deliver any Assessment of Compliance or Attestation Report by February 28th of such year, the Trustee, at its sole option, may permit a cure period for the Master Servicer to deliver such Assessment of Compliance or Attestation Report, but in no event later than March 10th of such year.

         Failure of the Master Servicer to timely comply with this Section 3.20 shall be deemed an Event of Default, and the Trustee may, in addition to whatever rights the Trustee may have under this Agreement and at law or equity or to damages, including injunctive relief and specific performance, upon notice immediately terminate all the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof without compensating the Master Servicer for the same. This paragraph shall supercede any other provision in this Agreement or any other agreement to the contrary.

         The Trustee shall also provide an Assessment of Compliance and Attestation Report, as and when provided above, which shall at a minimum address each of the Servicing Criteria specified on Exhibit N hereto which are indicated as applicable to the "trustee." In addition, the Trustee shall cause the Custodian to deliver to the Trustee and the Depositor an Assessment of Compliance and Attestation Report, as and when provided above, which shall at a minimum address each of the Servicing Criteria specified on Exhibit N hereto which are indicated as applicable to a "custodian." Notwithstanding the foregoing, as to any Custodian, an Assessment of Compliance is not required to be delivered unless it is required as part of a Form 10-K with respect to the Trust Fund.

         Section 3.21. ACCESS TO CERTAIN DOCUMENTATION.

         The Master Servicer shall provide, and shall cause any Sub-Servicer to provide, to the Trustee and the Certificate Insurer, access to the documentation in their possession regarding the related Mortgage Loans and REO Properties and to the Certificateholders, the FDIC, and the supervisory agents and examiners of the FDIC (to which the Trustee shall also provide) access to the documentation regarding the related Mortgage Loans required by applicable regulations, such access being afforded without charge but only upon reasonable request and during normal business hours at the offices of the Master Servicer or the Sub-Servicers that are designated by these entities; PROVIDED, HOWEVER, that, unless otherwise required by law, the Trustee, the Master Servicer or the Sub-Servicer shall not be required to provide access to such documentation if the provision thereof would violate the legal right to privacy of any Mortgagor; PROVIDED, FURTHER, HOWEVER, that the Trustee shall coordinate its requests for such access so as not to impose an unreasonable burden on, or cause an unreasonable interruption of, the business of the Master Servicer or any Sub-Servicer. The Master Servicer, the Sub-Servicers and the Trustee shall allow representatives of the above entities to photocopy any of the documentation and shall provide equipment for that purpose at a charge that covers their own actual out-of-pocket costs.
Section 3.22. TITLE, CONSERVATION AND DISPOSITION OF REO PROPERTY.

         This Section shall apply only to REO Properties acquired for the account of REMIC 1 and shall not apply to any REO Property relating to a Mortgage Loan which was purchased or repurchased from REMIC 1 pursuant to Sections 2.02, 2.04 or 3.14. In the event that title to any such REO Property is acquired, the deed or certificate of sale shall be issued to the Trustee, or to its nominee, on behalf of the Certificateholders. The Master Servicer, on behalf of REMIC 1, shall either sell any REO Property before the close of the third taxable year following the taxable year in which REMIC 1 acquires ownership of such REO Property for purposes of Section 860G(a)(8) of the Code or, at the expense of REMIC 1, request, more than 60 days before the day on which the three-year grace period would otherwise expire an extension of the three-year grace period, unless the Master Servicer has delivered to the Trustee and the Certificate Insurer an Opinion of Counsel (which shall not be at the expense of the Trustee or the Certificate Insurer), addressed to the Trustee, the Certificate Insurer and the Master Servicer, to the effect that the holding by REMIC 1 of such REO Property subsequent to the close of the third taxable year following the taxable year in which REMIC 1 acquires ownership of such REO Property will not result in the imposition on REMIC 1 of taxes on "prohibited transactions" thereof, as defined in Section 860F of the Code, or cause any of REMIC 1, REMIC 2 or REMIC 3 to fail to qualify as a REMIC under the REMIC Provisions or comparable provisions of the laws of the State of California at any time that any Certificates are outstanding. The Master Servicer shall manage, conserve, protect and operate each REO Property for the Certificateholders solely for the purpose of its prompt disposition and sale in a manner which does not cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) or result in the receipt by any of REMIC 1, REMIC 2 or REMIC 3 of any "income from non-permitted assets" within the meaning of Section 860F(a)(2)(B) of the Code or any "net income from foreclosure property" which is subject to taxation under the REMIC Provisions. Pursuant to its efforts to sell such REO Property, the Master Servicer shall either itself or through an agent selected by the Master Servicer protect and conserve such REO Property in the same manner and to such extent as is customary in the locality where such REO Property is located and may, incident to its conservation and protection of the interests of the Certificateholders, rent the same, or any part thereof, as the Master Servicer deems to be in the best interest of the Certificateholders for the period prior to the sale of such REO Property.

         Any REO Disposition shall be for cash only (unless changes in the REMIC Provisions made subsequent to the Startup Day allow a sale for other consideration).

         The Master Servicer shall segregate and hold all funds collected and received in connection with the operation of any REO Property separate and apart from its own funds and general assets. The Master Servicer shall deposit, or cause to be deposited, on a daily basis in the Custodial Account all revenues received with respect to the REO Properties, net of any directly related expenses incurred or withdraw therefrom funds necessary for the proper operation, management and maintenance of the REO Property.

         If as of the date of acquisition of title to any REO Property there remain outstanding unreimbursed Servicing Advances with respect to such REO Property or any outstanding Advances allocated thereto the Master Servicer, upon an REO Disposition, shall be entitled to reimbursement for any related unreimbursed Servicing Advances and any unreimbursed related Advances as well as any unpaid Master Servicing Fees or Sub-Servicing Fees from proceeds received in connection with the REO Disposition, as further provided in Section 3.15. The Master Servicer shall not be obligated to advance any amounts with respect to an REO Property if, in its good faith judgment, the Master Servicer determines that such advance would constitute a Nonrecoverable Advance.

         The REO Disposition shall be carried out by the Master Servicer at such price and upon such terms and conditions as the Master Servicer shall determine.

         The Master Servicer shall deposit the proceeds from the REO Disposition, net of any payment to the Master Servicer as provided above, in the Custodial Account upon receipt thereof for distribution in accordance with
Section 4.01; provided, that any such net proceeds received by the Master Servicer which are in excess of the applicable Stated Principal Balance plus all unpaid REO Imputed Interest thereon through the last day of the month in which the REO Disposition occurred ("Excess Proceeds") shall be retained by the Master Servicer as additional servicing compensation.

         With respect to any Mortgage Loan as to which the Master Servicer has received notice of, or has actual knowledge of, the presence of any toxic or hazardous substance on the Mortgaged Property, the Master Servicer shall not, on behalf of the Trustee, either (i) obtain title to the related Mortgaged Property as a result of or in lieu of foreclosure or otherwise, or (ii) otherwise acquire possession of, the related Mortgaged Property, unless the Master Servicer has, at least 30 days prior to taking such action, obtained and delivered to the Trustee an environmental audit report prepared by a Person who regularly conducts environmental audits using customary industry standards. The Master Servicer shall take such action as it deems to be in the best economic interest of the Trust Fund (other than proceeding against the Mortgaged Property) and is hereby authorized at such time as it deems appropriate to release such Mortgaged Property from the lien of the related Mortgage.

         The cost of the environmental audit report contemplated by this Section
3.22 shall be advanced by the Master Servicer as an expense of the Trust Fund, and the Master Servicer shall be reimbursed therefor from the Custodial Account as provided in Section 3.11, any such right of reimbursement being prior to the rights of the Certificateholders to receive any amount in the Custodial Account.

         If the Master Servicer determines, as described above, that it is in the best economic interest of the Trust Fund to take such actions as are necessary to bring any such Mortgaged Property in compliance with applicable environmental laws, or to take such action with respect to the containment, clean-up or remediation of hazardous substances, hazardous materials, hazardous wastes, or petroleum-based materials affecting any such Mortgaged Property, then the Master Servicer shall take such action as it deems to be in the best economic interest of the Trust Fund. The cost of any such compliance, containment, clean-up or remediation shall be advanced by the Master Servicer as an expense of the Trust Fund, and the Master Servicer shall be entitled to be reimbursed therefor from the Custodial Account as provided in Section 3.11, any such right of reimbursement being prior to the rights of the Certificateholders to receive any amount in the Custodial Account.

         Section 3.23. ADDITIONAL OBLIGATIONS OF THE MASTER SERVICER.

         On each Certificate Account Deposit Date, the Master Servicer shall deliver to the Trustee for deposit in the Certificate Account from its own funds and without any right of reimbursement therefor, a total amount equal to the amount of Compensating Interest for the related Distribution Date.

         Section 3.24. ADDITIONAL OBLIGATIONS OF THE DEPOSITOR.

         The Depositor agrees that on or prior to the tenth day after the Closing Date, the Depositor shall provide the Trustee with a written notification, substantially in the form of Exhibit J attached hereto, relating to each Class of Certificates, setting forth (i) in the case of each Class of such Certificates, (a) if less than 10% of the aggregate Certificate Principal Balance of such Class of Certificates has been sold as of such date, the value calculated pursuant to clause (b)(iii) of Exhibit J hereto, or, (b) if 10% or more of such Class of Certificates has been sold as of such date but no single price is paid for at least 10% of the aggregate Certificate Principal Balance of such Class of Certificates, then the weighted average price at which the Certificates of such Class were sold and the aggregate percentage of Certificates of such Class sold, (c) the first single price at which at least 10% of the aggregate Certificate Principal Balance of such Class of Certificates was sold, or (d) if any Certificates of each Class of Certificates are retained by the Depositor or an affiliate corporation, or are delivered to the Sponsor, the fair market value of such Certificates as of the Closing Date, (ii) the Prepayment Assumption used in pricing the Certificates, and (iii) such other information as to matters of fact as the Trustee may reasonably request to enable it to comply with its reporting requirements with respect to each Class of such Certificates to the extent such information can in the good faith judgment of the Depositor be determined by it.

         Section 3.25. EXCHANGE ACT REPORTING.

         (a) (i) Within 15 days after each Distribution Date, the Trustee shall, in accordance with industry standards, file with the Commission via the Electronic Data Gathering and Retrieval System ("EDGAR"), a Distribution Report on Form 10-D, signed by the Master Servicer, with a copy of the monthly statement to be furnished by the Trustee to the Certificateholders for such Distribution Date and detailing all data elements specified in Item 1121(a) of Regulation AB as part of the monthly statement; provided that the Trustee shall have received no later than 2 days prior to the date such Distribution Report on Form 10-D is required to be filed, all information required to be provided to the Trustee as described in clause (a)(iv) below.

         (ii) The Trustee will prepare and file Current Reports on Form 8-K in respect of the Trust, signed by the Master Servicer, as and when required; provided, that, the Trustee shall have received no later than one Business Day prior to the filing deadline for such Current Report, all information, data, and exhibits required to be provided or filed with such Current Report and required to be provided to the Trustee as described in clause (a)(iv) below.

         (iii) Prior to January 30 in each year commencing in 2007, the Trustee shall, in accordance with industry standards, file a Form 15 Suspension Notice with respect to the Trust Fund, if applicable. Prior to (x) March 15, 2007 and
(y) unless and until a Form 15 Suspension Notice shall have been filed, prior to March 15 of each year thereafter, the Master Servicer shall provide the Trustee with an Annual Compliance Statement, together with a copy of the Assessment of Compliance and Attestation Report to be delivered by the Master Servicer pursuant to Sections 3.19 and 3.20 (including with respect to any subservicer or subcontractor, if required to be filed). Prior to (x) March 31, 2007 and (y) unless and until a Form 15 Suspension Notice shall have been filed, March 31 of each year thereafter, the Trustee shall, subject to subsection (d) below, file a Form 10-K, in substance conforming to industry standards, with respect to the Trust Fund. Such Form 10-K shall include the Assessment of Compliance, Attestation Report, Annual Compliance Statements and other documentation provided by the Master Servicer pursuant to Sections 3.19 and 3.20 (including with respect to any subservicer or subcontractor, if required to be filed) and with respect to the Trustee and the Custodian, and the Form 10-K certification signed by the Depositor; provided that the Trustee shall have received no later than March 15 of each calendar year prior to the filing deadline for the Form 10-K all information, data and exhibits required to be provided or filed with such Form 10-K and required to be provided to the Trustee as described in clause
(a)(iv) below.

         (iv) As to each item of information required to be included in any Form 10-D, Form 8-K or Form 10-K, the Trustee's obligation to include the information in the applicable report is subject to receipt from the entity that is indicated in Exhibit O as the responsible party for providing that information, if other than the Trustee, as and when required as described above. Each of the Master Servicer, Sponsor and Depositor hereby agree to notify and provide to the Trustee all information that is required to be included in any Form 10-D, Form 8-K or Form 10-K, with respect to which that entity is indicated in Exhibit O as the responsible party for providing that information. The Swap Provider will be obligated pursuant to the Swap Agreement to provide to the Trustee any information that may be required to be included in any Form 10-D, Form 8-K or Form 10-K. The Trustee shall be responsible for determining the significance percentage (as defined in Item 1115 of Regulation AB) of the Swap Provider at any time. The Master Servicer shall be responsible for determining the pool concentration applicable to any subservicer or originator at any time, for purposes of disclosure as required by Items 1117 and 1119 of Regulation AB.

         The Trustee and the Master Servicer shall reasonably cooperate with the Depositor in connection with the Trust's satisfying the reporting requirements under the Exchange Act. The Trustee shall prepare on behalf of the Trust any Forms 10-D, 8-K and 10-K customary for similar securities as required by the Exchange Act and the Rules and Regulations of the Commission thereunder, and the Master Servicer shall sign (or shall cause another entity acceptable to the Commission to sign) and the Trustee shall file (via the Commission's Electronic Data Gathering and Retrieval System) such forms on behalf of the Depositor (or such other entity). The Depositor hereby grants to the Trustee a limited power of attorney to sign each Form 10-D, Form 8-K and Form 10-K on behalf of the Depositor. Such power of attorney shall continue until the earlier of (i) receipt by the Master Servicer from the Depositor of written termination of such power of attorney and (ii) the termination of the Trust. Notwithstanding anything herein to the contrary, the Master Servicer, and not the Trustee, shall be responsible for executing each Form 10-K filed on behalf of the Trust.

         (b) In connection with the filing of any 10-K hereunder, the Trustee shall sign a certification (a "Form of Back-Up Certification for Form 10-K Certificate," substantially in the form attached hereto as Exhibit L-4) for the benefit of the Master Servicer and its officers, directors and Affiliates regarding certain aspects of the Form 10-K certification signed by the Master Servicer, provided, however, that the Trustee shall not undertake an analysis of any accountant's report attached as an exhibit to the Form 10-K).

         (c) Each Form 8-K shall be filed by the Trustee within 15 days after each Distribution Date, with a copy of the statement to the Certificateholders for such Distribution Date as an exhibit thereto. Prior to March 30th of each year (or such earlier date as may be required or permitted by the Exchange Act and the Rules and Regulations of the Commission), the Trustee shall file a Form 10-K, in substance as required by applicable law or applicable Commission staffs interpretations. The Trustee shall prepare the Form 10-K and provide the Master Servicer with the Form 10-K no later than March 20th of each year. The Master Servicer shall execute such Form 10-K upon its receipt and shall provide the original of such executed Form 10-K to the Trustee no later than March 25th of each year. Such Form 10-K shall include as exhibits the Master Servicer's annual statement of compliance described under Section 3.19 and the accountant's report described under Section 3.20(a), in each case to the extent they have been timely delivered to the Trustee. If they are not so timely delivered, the Trustee shall file an amended Form 10-K including such documents as exhibits reasonably promptly after they are delivered to the Trustee. The Trustee shall have no liability with respect to any failure to properly prepare or file such periodic reports resulting from or relating to the Trustee's inability or failure to obtain any information not resulting from its own negligence or willful misconduct. The Form 10-K shall also include a certification in the form attached hereto as Exhibit L-1 (the "Certification"), in compliance with Rules 13a-14 and 15d-14 under the Exchange Act and any additional directives of the Commission, which shall be signed by the senior officer of the Master Servicer in charge of securitization.

         (d) In addition, the Trustee shall sign a certification (in the form attached hereto as Exhibit L-2) for the benefit of the Master Servicer and its officers, directors and Affiliates regarding certain aspects of items 1 through 3 of the Certification (provided, however, that the Trustee shall not undertake an analysis of any accountant's report attached as an exhibit to the Form 10-K).

         (e) In addition, (i) the Trustee shall indemnify and hold harmless the Master Servicer and the Company and their officers, directors and Affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach of the Trustee's obligations under this Section 3.25 caused by the Trustee's negligence, bad faith or willful misconduct in connection therewith, and (ii) the Master Servicer shall indemnify and hold harmless the Trustee, the Master Servicer, the Company and their respective officers, directors and Affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach of the Master Servicer's obligations under this Section 3.25 or the Master Servicer's negligence, bad faith or willful misconduct in connection therewith. If (i) the indemnification provided for herein is unavailable or insufficient to hold harmless the Master Servicer, then the Trustee agrees that it shall contribute to the amount paid or payable by the Master Servicer as a result of the losses, claims, damages or liabilities of the Master Servicer in such proportion as is appropriate to reflect the relative fault of the Master Servicer on the one hand and the Trustee on the other in connection with a breach of the Trustee's obligations under this Section 3.25 caused by the Trustee's negligence, bad faith or willful misconduct in connection therewith and (ii) the indemnification provided for herein is unavailable or insufficient to hold harmless the Trustee, then the Master Servicer agrees that it shall contribute to the amount paid or payable by the Trustee as a result of the losses, claims, damages or liabilities of the Trustee in such proportion as is appropriate to reflect the relative fault of the Trustee on the one hand and the Master Servicer on the other in connection with a breach of the Master Servicer's obligations under this Section 3.25 or the Master Servicer's negligence, bad faith or willful misconduct in connection therewith.

         (f) In the event the Commission permits separate or split certifications to be made with respect to the items currently contained in the Certification, the Trustee shall provide a certification with respect to items 1 and 2 and the Master Servicer shall provide a certification with respect to items 3, 4 and 5 contained within the Certification, in each case substantially in the form of the Certification attached as Exhibit L-1, or other form as indicated by the Commission for this purpose. In addition, the Trustee shall sign a certification (in the form attached hereto as Exhibit L-3) for the benefit of the Master Servicer and its officers, directors and Affiliates regarding certain aspects of item 3 of the Certification (provided, however, that the Trustee shall not undertake an analysis of any accountant's report attached as an exhibit to the Form 10-K).

         (g) Notwithstanding any other provision of the Agreement, the provisions of this Section 3.25 may be amended by the Master Servicer, the Company and the Trustee without the consent of the Certificateholders.

         (h) Prior to January 30th of the first year in which the Trustee is able to do so under applicable law, the Trustee shall file with the Commission a Form 15D Suspension Notification with respect to the Trust.

         Section 3.26. INTENTION OF THE PARTIES AND INTERPRETATION

         Each of the parties acknowledges and agrees that the purpose of Sections 3.19, 3.20 and 3.25 of this Agreement is to facilitate compliance by the Sponsor and the Depositor with the provisions of Regulation AB. Therefore, each of the parties agrees that (a) the obligations of the parties hereunder shall be interpreted in such a manner as to accomplish that purpose, (b) the parties' obligations hereunder will be supplemented and modified as necessary to be consistent with any such amendments, interpretive advice or guidance, convention or consensus among active participants in the asset-backed securities markets, advice of counsel, or otherwise in respect of the requirements of Regulation AB, (c) the parties shall comply with requests made by the Sponsor or the Depositor for delivery of additional or different information as the Sponsor or the Depositor may determine in good faith is necessary to comply with the provisions of Regulation AB, and (d) no amendment of this Agreement shall be required to effect any such changes in the parties' obligations as are necessary to accommodate evolving interpretations of the provisions of Regulation AB.

                                   ARTICLE IV

                         PAYMENTS TO CERTIFICATEHOLDERS

         Section 4.01. DISTRIBUTIONS.

         (a) The Trustee shall establish and maintain a Certificate Account, in which the Master Servicer shall cause to be deposited on behalf of the Trustee on or before 5:00 P.M. New York time on each Certificate Account Deposit Date by wire transfer of immediately available funds an amount equal to the sum of (i) any Advance for the immediately succeeding Distribution Date, (ii) any amount required to be deposited in the Certificate Account pursuant to Sections 3.11,
3.13 or 3.23, (iii) all other amounts constituting the Available Distribution Amount for the immediately succeeding Distribution Date, (iv) an amount equal to the Certificate Insurer Premium payable on such Distribution Date and (iv) any amounts on deposit in the Custodial Account representing Prepayment Charges collected by the Master Servicer (and any Master Servicer Prepayment Charge Payment Amounts paid by, or collected on behalf of the Trust Fund by, the Master Servicer or any Sub-Servicer), other than any such Prepayment Charges or Master Servicer Prepayment Charge Payment Amounts relating to Principal Prepayments that occurred after the end of the related Prepayment Period.

         On each Distribution Date, prior to making any other distributions referred to in Section 4.01, the Trustee shall withdraw from the Certificate Account and pay itself any interest earned on the Certificate Account for such Distribution Date.

         On each Distribution Date, prior to making any other distributions referred to in Section 4.01 herein, the Trustee shall withdraw from the Certificate Account and pay to the Certificate Insurer, by wire transfer of immediately available funds to the Insurer Account, the Policy Premium for such Distribution Date. The Trustee shall deposit any amounts received from the Certificate Insurer pursuant to the Certificate Guaranty Insurance Policy into the Insurance Account. The amount necessary to pay any Insured Amount shall be distributed on the immediately following Distribution Date as part of the Available Distribution Amount. On each Distribution Date the Trustee shall distribute to each Certificateholder of record as of the next preceding Record Date (other than as provided in Section 9.01 respecting the final distribution) either in immediately available funds (by wire transfer or otherwise) to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder has so notified the Trustee at least 5 Business Days prior to the related Record Date, or otherwise by check mailed to such Certificateholder at the address of such Holder appearing in the Certificate Register, such Certificateholder's share (based on the aggregate of the Percentage Interests represented by Certificates of the applicable Class held by such Holder) of the amounts required to be distributed to such Holder pursuant to this Section 4.01.

         On each Distribution Date, the Trustee shall withdraw from the Certificate Account that portion of Available Distribution Amount for such Distribution Date consisting of the Interest Remittance Amount and the Insured Amount, if any, for such Distribution Date, and make the following disbursements and transfers in the order of priority described below, in each case to the extent of the Interest Remittance Amount remaining for such Class for such Distribution Date:

                  (i) to the Holders of the Class A Certificates, pro rata, the related Monthly Interest Distributable Amount and any Unpaid Interest Shortfall Amount for each such Class for such Distribution Date (with the interest portion of any Insured Amount used to pay the related Monthly Interest Distributable Amount solely on the Class A-1W Certificates); and

                  (ii) sequentially, to the Holders of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class B Certificates, in that order, the related Monthly Interest Distributable Amount for each such Class for such Distribution Date.

         (b) Except as provided in clause (d) below, on each Distribution Date
(i) prior to the Stepdown Date or (ii) on or after the Stepdown Date if a Trigger Event is in effect, the Trustee shall withdraw from the Certificate Account an amount equal to the Principal Distribution Amount and distribute to the Holders of the Offered Certificates, distributions in respect of principal to the extent of the Principal Distribution Amount remaining for such Distribution Date:

                  (i) pro rata (based on (x) the aggregate Certificate Principal Balance of the Class A-1, Class A-1M and Class A-1W Certificates in the case of clause (A) below and (y) the aggregate Certificate Principal Balance of the Class A-2A, Class A-2B, Class A-2C and Class A-2D Certificates in the case of clause (B) below):

                           (A) to the Holders of the Class A-1, Class A-1M and
                  Class A-1W Certificates, pro rata, based on the Certificate Principal Balances thereof, until the Certificate Principal Balance of each such Class is reduced to zero (with any Insured Amount used to pay principal solely on the Class A-1W Certificates); and

                           (B) sequentially, to the Holders of the Class A-2A,
                  Class A-2B, Class A-2C and Class A-2D Certificates, in that order, until the Certificate Principal Balance of each such Class is reduced to zero; and

                  (ii) from the remaining Principal Distribution Amount, sequentially to the Holders of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class B Certificates, until the Certificate Principal Balance of each such Class is reduced to zero.

         (c) Except as provided in clause (d) below, on each Distribution Date
(i) on and after the Stepdown Date and (ii) on which Trigger Event is not in effect, the Trustee shall withdraw from the Certificate Account an amount equal to the Principal Distribution Amount and distribute to the Holders of the Offered Certificates, distributions in respect of principal to the extent of the Principal Distribution Amount remaining for such Distribution Date:

                  (i) an amount equal to the Class A Principal Distribution Amount, pro rata (based on (x) the aggregate Certificate Principal Balance of the Class A-1, Class A-1M and Class A-1W Certificates in the case of clause (A) below and (y) the aggregate Certificate Principal Balance of the Class A-2A, Class A-2B, Class A-2C and Class A-2D Certificates in the case of clause (B) below):

                           (A) to the Holders of the Class A-1, Class A-1M and
                  Class A-1W Certificates, pro rata, based on the Certificate Principal Balances thereof, until the Certificate Principal Balance of each such Class is reduced to zero (with any Insured Amount used to pay principal solely on the Class A-1W Certificates); and

                           (B) sequentially, to the Holders of the Class A-2A,
                  Class A-2B, Class A-2C and Class A-2D Certificates, in that order, until the Certificate Principal Balance of each such Class is reduced to zero; and

                  (ii) sequentially, to the Holders of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class B Certificates, in that order, the Subordinated Class Principal Distribution Amount for each such Class, until the Certificate Principal Balance of each such Class is reduced to zero.

         (d) Notwithstanding the foregoing, on any Distribution Date on which the aggregate Certificate Principal Balance of the Subordinate Certificates and the Overcollateralized Amount have been reduced to zero, the Principal Distribution Amount will be paid to the Class A Certificates on a pro rata basis, based on the Certificate Principal Balance thereof, until reduced to zero.

         (e) On each Distribution Date the Net Monthly Excess Cashflow shall be distributed in the following order of priority, in each case to the extent of the Net Monthly Excess Cashflow remaining for such Distribution Date:

                  (i) to the Certificate Insurer, the aggregate of all payments, if any, made by the Certificate Insurer under the Certificate Guaranty Insurance Policy with respect to the Class A-1W Certificates, including interest thereon, to the extent not previously paid or reimbursed;

                  (ii) to the Holders of the Class or Classes of Certificates then entitled to receive distributions in respect of principal, in an amount equal to any Extra Principal Distribution Amount, payable to such Holders as part of the Principal Distribution Amount as described under Sections 4.01(b), (c) and (d) above, as applicable;

                  (iii) to the Holders of the Class A Certificates, pro rata, in an amount equal to any related Allocated Realized Loss Amount for each such Class;

                  (iv) sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class B Certificates, in that order, in each case in an amount equal to the sum of the Unpaid Interest Shortfall Amount and the Allocated Realized Loss Amount (such amount to be applied first to cover Unpaid Interest Shortfall Amount for such Class and second to cover Allocated Realized Loss Amount for such Class) for each such Class;

                  (v) from amounts otherwise payable to the Holders of the Class C Certificates, to the Net WAC Shortfall Reserve Fund, (I) in an amount equal to the related Net WAC Shortfall Amount for each Class of offered certificates which amount shall be distributed pursuant to Section 4.08(c) to the Holders of the Offered Certificates, on a pro rata basis, based on the Certificate Principal Balances thereof, to the extent needed to pay any remaining Net WAC Shortfall Amount for each such Class; provided that any Net Monthly Excess Cashflow remaining after such allocation to pay Net WAC Shortfall Amount based on the Certificate Principal Balances of these certificates will be distributed to each such Class of certificates with respect to which there remains any unpaid Net WAC Shortfall Amount (after the distribution based on Certificate Principal Balances), pro rata, based on the amount of such unpaid Net WAC Shortfall Amount, and then (II) in an amount sufficient to maintain a balance in the Net WAC Shortfall Reserve Fund equal to the Net WAC Shortfall Reserve Fund Deposit;

                  (vi) to the Swap Administrator for payment to the Swap Provider any Swap Termination Payments owed to the Swap Provider due to a Swap Provider Trigger Event not previously paid (to the extent not paid by the Swap Administrator from any upfront payment received pursuant to any replacement interest rate swap agreement that may be entered into by the Supplemental Interest Trust Trustee);

                  (vii) to the Holders of the Class C Certificates, the Monthly Interest Distributable Amount for such Class and the amount of any remaining Overcollateralization Release Amount for such Distribution Date;

                  (viii) if such Distribution Date follows the Prepayment Period during which occurs the last date on which a Prepayment Charge may be required to be paid in respect of any Mortgage Loans, to the Holders of the Class P Certificates, in reduction of the Certificate Principal Balance thereof, until the Certificate Principal Balance thereof is reduced to zero; and

                  (ix) any remaining amounts to the Holders of the Class R Certificates (in respect of the appropriate Residual Interest).

         (f) On each Distribution Date, all amounts representing Prepayment Charges in respect of the Mortgage Loans received during the related Prepayment Period and any Master Servicer Prepayment Charge Amounts paid by the Master Servicer during the related Prepayment Period will be withdrawn from the Certificate Account and distributed by the Trustee to the Holders of the Class P Certificates and shall not be available for distribution to the Holders of any other Class of Certificates. The payment of the foregoing amounts to the Holders of the Class P Certificates shall not reduce the Certificate Principal Balances thereof.

         (g) On or before each Distribution Date, Net Swap Payments payable by the Swap Provider pursuant to the Swap Agreement to the Swap Administrator, on behalf of the Supplemental Interest Trust Trustee, will be deposited by the Swap Administrator, acting on behalf of the Supplemental Interest Trust Trustee, into the Swap Account pursuant to the Swap Administration Agreement. The Swap Administrator shall, to the extent provided in the Swap Administration Agreement, remit amounts on deposit in the Swap Account to the Trustee for deposit into the Net WAC Shortfall Reserve Fund. On each Distribution Date, to the extent required, the Trustee shall withdraw such amounts from the Net WAC Shortfall Reserve Fund to distribute to the Certificates in the following order of priority:

                  (i) concurrently to the Holders of the Class A Certificates, pro rata, based on entitlement, an amount equal to any Unpaid Interest Shortfall Amount for such Class or Classes to the extent not covered by the Interest Remittance Amount on that Distribution Date and solely to the extent the Unpaid Interest Shortfall Amount is as a result of the interest portion of Realized Losses;

                  (ii) sequentially, to the Holders of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class B Certificates, in that order, in an amount equal to any Unpaid Interest Shortfall Amount for such Class or Classes to the extent not covered by the Interest Remittance Amount on that Distribution Date and solely to the extent the Interest Carry Forward Amount is as a result of the interest portion of Realized Losses;

                  (iii) to the Holders of the Offered Certificates, an amount equal to any Extra Principal Distribution Amount, to the extent not covered by the Net Monthly Excess Cashflow on that Distribution Date and solely to the extent the payment of the Extra Principal Distribution Amount is as a result of current or prior period Realized Losses, to be included in the Principal Distribution Amount for that Distribution Date and payable to such Holders as part of the Principal Distribution Amount as described under Sections 4.01(b), (c) and (d) above, as applicable;

                  (iv) to the Net WAC Reserve Fund, to pay Net WAC Shortfall Amounts to the Holders of the Offered Certificates, on a pro rata basis, based on the aggregate amount of Net WAC Shortfall Amounts for such Class(es) of Offered Certificates remaining unpaid, to the extent not covered by the Net Monthly Excess Cashflow on that Distribution Date;

                  (v) to the Holders of the Class A Certificates, pro rata, in an amount equal to any Allocated Realized Loss Amount for such Class or Classes, to the extent not covered by the Net Monthly Excess Cashflow on that Distribution Date; and

                  (vi) sequentially to the Holders of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class B Certificates, in that order, in an amount equal to any Allocated Realized Loss Amount for such Class or Classes, to the extent not covered by the Net Monthly Excess Cashflow on that Distribution Date.

         (h) Each distribution with respect to a Book-Entry Certificate shall be paid to the Depository, as Holder thereof, and the Depository shall be responsible for crediting the amount of such distribution to the accounts of its Depository Participants in accordance with its normal procedures. Each Depository Participant shall be responsible for disbursing such distribution to the Certificate Owners that it represents and to each indirect participating brokerage firm (a "brokerage firm" or "indirect participating firm") for which it acts as agent. Each brokerage firm shall be responsible for disbursing funds to the Certificate Owners that it represents. None of the Trustee, the Depositor or the Master Servicer shall have any responsibility therefor except as otherwise provided by this Agreement or applicable law.

         (i) The Trustee shall invest or cause the institution maintaining the Certificate Account to invest the funds in the Certificate Account in Permitted Investments designated in the name of the Trustee for the benefit of the Certificateholders and the Certificate Insurer, which shall mature no later than the Distribution Date next following the date of such investment and shall not be sold or disposed of prior to maturity. All income and gain realized from any such investment shall be for the benefit of the Trustee and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments shall be deposited in the Certificate Account by the Trustee out of its own funds immediately as realized without any right of reimbursement.

         (j) Except as otherwise provided in Section 9.01, if the Master Servicer anticipates that a final distribution with respect to any Class of Certificates will be made on the next Distribution Date, the Master Servicer shall, no later than the Determination Date in the month of such final distribution, notify the Trustee and the Trustee shall, no later than two (2) Business Days after such Determination Date, mail on such date to each Holder of such Class of Certificates a notice to the effect that: (i) the Trustee anticipates that the final distribution with respect to such Class of Certificates will be made on such Distribution Date but only upon presentation and surrender of such Certificates at the office of the Trustee or as otherwise specified therein, and (ii) no interest shall accrue on such Certificates from and after the end of the prior calendar month.

         Any funds not distributed to any Holder or Holders of Certificates of such Class on such Distribution Date because of the failure of such Holder or Holders to tender their Certificates shall, on such date, be set aside and held in trust and credited to the account of the appropriate non-tendering Holder or Holders. If any Certificates as to which notice has been given pursuant to this
Section 4.01(i) shall not have been surrendered for cancellation within six months after the time specified in such notice, the Trustee shall mail a second notice to the remaining non-tendering Certificateholders to surrender their Certificates for cancellation in order to receive the final distribution with respect thereto. If within six months after the second notice all such Certificates shall not have been surrendered for cancellation, the Trustee shall take reasonable steps as directed by the Depositor, or appoint an agent to take reasonable steps, to contact the remaining non-tendering Certificateholders concerning surrender of their Certificates. The costs and expenses of maintaining the funds in trust and of contacting such Certificateholders shall be paid out of the assets remaining in the Trust Fund. If within nine months after the second notice any such Certificates shall not have been surrendered for cancellation, the Class R Certificateholders shall be entitled to all unclaimed funds and other assets which remain subject hereto. No interest shall accrue or be payable to any Certificateholder on any amount held in trust as a result of such Certificateholder's failure to surrender its Certificate(s) for final payment thereof in accordance with this Section 4.01(i).

         Section 4.02. STATEMENTS TO CERTIFICATEHOLDERS.

         (a) On each Distribution Date, based, as applicable, on information provided to it by the Master Servicer, the Trustee shall prepare and make available on the Trustee's website, which shall initially be located at "www.ctslink.com" (assistance in using the website can be obtained by calling the Trustee's customer service desk at (301) 815-6600), to each Holder of the Regular Certificates, the Certificate Insurer, the Swap Provider, the Master Servicer and the Rating Agencies, a statement as to the distributions made on such Distribution Date setting forth:

                  (i) the applicable record dates, accrual periods, determination dates for calculating distributions and general distributions dates; (ii) the total cash flows received and the general sources thereof;

                  (iii) the amount of any Net Swap Payment payable to the Derivative Administrator, any Net Swap Payment payable to he Swap Provider, any Swap Termination Payment payable to the Derivative Administrator and any Swap Termination Payment payable to the Swap Provider

                  (iv) (A) the amount of the distribution made on such Distribution Date to the Holders of each Class of Regular Certificates, separately identified, allocable to principal and (B) the amount of the distribution made on such Distribution Date to the Holders of the Class P Certificates allocable to Prepayment Charges and Master Servicer Prepayment Charge Payment Amounts;

                  (v) the amount of the distribution made on such Distribution Date to the Holders of each Class of Regular Certificates (other than the Class P Certificates) allocable to interest, separately identified;

                  (vi) the Pass-Through Rate on each Class of Regular Certificates (other than the Class P Certificates) for such Distribution Date;

                  (vii) the aggregate amount of Advances for such Distribution Date (including the general purpose of such Advances), the aggregate amount of unreimbursed Advances at the close of business on the Distribution Date, and the general source of funds for reimbursements;

                  (viii) the number and Aggregate Stated Principal Balance of the Mortgage Loans as of the end of the related Due Period;

                  (ix) the Overcollateralization Release Amount and the Overcollateralization Deficiency Amount for such Distribution Date;

                  (x) the aggregate Certificate Principal Balance of each Class of Regular Certificates after giving effect to the amounts distributed on such Distribution Date (in the case of each Class of the Offered Certificates, separately identifying any reduction thereof due to the allocation of Realized Losses thereto);

                  (xi) the number and Stated Principal Balance of Mortgage Loans in respect of which (a) one Scheduled Payment is delinquent, (b) two Scheduled Payments are delinquent, (c) three or more Scheduled Payments are and (d) foreclosure proceedings have been commenced, in each case as of the end of the calendar month prior to such Distribution Date;

                  (xii) the number, aggregate principal balance and book value of any REO Properties as of the close of business on the last day of the calendar month preceding the month in which such Distribution Date occurs;

                  (xiii) the weighted average remaining term to maturity, weighted average Mortgage Rate and weighted average Net Mortgage Rate of the Mortgage Loans as of the close of business on the first day of the calendar month in which such Distribution Date occurs;

                  (xiv) the aggregate amount of Principal Prepayments made during the related Prepayment Period;

                  (xv) the aggregate amount of Realized Losses incurred during the related Prepayment Period and the cumulative amount of Realized Losses;

                  (xvi) if applicable, material modifications, extensions or waivers to Mortgage Loan terms, fees, penalties or payments during the preceding calendar month or that have become material over time;

                  (xvii) the aggregate amount of extraordinary Trust Fund expenses withdrawn from the Custodial Account or the Certificate Account for such Distribution Date;

                  (xviii) the aggregate amount of any Prepayment Interest Shortfalls for such Distribution Date, to the extent not covered by payments by the Master Servicer or a Sub-Servicer pursuant to Section 3.23, and the aggregate amount of Relief Act Interest Shortfalls for such Distribution Date;

                  (xix) the Monthly Interest Distributable Amount in respect of each Class of the Offered Certificates for such Distribution Date and the Unpaid Interest Shortfall Amount, if any, with respect to each Class of Offered Certificates for such Distribution Date;

                  (xx) (A) the Overcollateralization Target Amount, (B) the Overcollateralized Amount and (C) the amount, if any, by which the Overcollateralization Target Amount exceeds the Overcollateralized Amount, in each case after giving effect to the distribution made on the Regular Certificates on such Distribution Date;

                  (xxi) the aggregate amount of servicing compensation received by the Master Servicer with respect to the related Due Period and such other customary information as the Trustee deems necessary or desirable, or which a Certificateholder reasonably requests, to enable Certificateholders to prepare their tax returns;

                  (xxii) the aggregate of any deposits to and withdrawals from the Net WAC Shortfall Reserve Fund for such Distribution Date and the remaining amount on deposit in the Net WAC Shortfall Reserve Fund after such deposits and withdrawals;

                  (xxiii) the Available Distribution Amount for such Distribution Date;

                  (xxiv) the Insured Amount, if any, paid by the Certificate Insurer under the Certificate Guaranty Insurance Policy for such Distribution Date and the aggregate Insured Amounts for all prior Distribution Dates paid by the Certificate Insurer under the Certificate Guaranty Insurance Policy and not yet reimbursed;

                  (xxv) updated pool composition data including the following with respect to each Loan Group: average loan balance, weighted average mortgage rate, weighted average loan-to-value ratio at origination, weighted average FICO at originationweighted average remaining term; and [NOTE - Item 1121(a)(8) requires updated pool composition information, the foregoing is a suggestion of what to provide]

                  (xxvi) information about any additions of, substitutions for or removal of any Mortgage Loans from the Trust Fund, and any changes in the underwriting, acquisition or selection criteria as to any Mortgage Loans added to the Trust Fund.

         In the case of information furnished pursuant to subclauses (i) and
(ii) above, the amounts shall also be expressed as a dollar amount per Single Certificate.

         On each Distribution Date the Trustee shall provide Bloomberg Financial Markets, L.P. ("Bloomberg") CUSIP level factors for each Class of Certificates as of such Distribution Date, using a format and media mutually acceptable to the Trustee and Bloomberg.

         Within a reasonable period of time after the end of each calendar year, the Trustee shall prepare and forward, to each Person who at any time during the calendar year was a Holder of a Certificate, a statement containing the information set forth in subclauses (i) and (ii) above, aggregated for such calendar year or applicable portion thereof during which such person was a Certificateholder. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Code and regulations thereunder as from time to time are in force.

         On each Distribution Date the Trustee shall prepare and make available on the Trustee's website, which shall initially be located at "www.ctslink.com" (assistance in using the website can be obtained by calling the Trustee's customer service desk at (301) 815-6600), to each Holder of a Class R Certificate a copy of the reports forwarded to the other Certificateholders on such Distribution Date.

         Within a reasonable period of time after the end of each calendar year, the Trustee shall prepare and forward, to each Person who at any time during the calendar year was a Holder of a Class R Certificate a statement containing the information provided pursuant to the previous paragraph aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Code as from time to time are in force.

         The location of the Trustee's website and the procedures used therein are subject to change from time to time at the Trustee's discretion. The Trustee shall have the right to change the way monthly distribution statements are distributed in order to make such distribution more convenient and/or more accessible to the above parties. The Trustee shall be entitled to rely on but shall not be responsible for the content or accuracy of any information provided by third parties for purposes of preparing the monthly statement, and may affix thereto any disclaimer it deems appropriate in its reasonable discretion (without suggesting liability on the part of any other party hereto). As a condition to access the Trustee's website, the Trustee may require registration and the acceptance of a disclaimer. Notwithstanding anything to the contrary set forth in this Agreement, the parties hereto acknowledge that in connection with the Trustee's preparation of the foregoing reports, the Trustee will rely solely upon the information provided to it in the Remittance Reports.

         Section 4.03. REMITTANCE REPORTS; ADVANCES BY THE MASTER SERVICER.

         (a) On the Business Day following each Determination Date, the Master Servicer shall deliver to the Trustee a report, prepared as of the close of business on the Determination Date (the "Remittance Report"), in the form of an electromagnetic tape or disk. The Remittance Report and any written information supplemental thereto shall include such information with respect to the Mortgage Loans that is required by the Trustee for purposes of making the calculations and preparing the statement described in Sections 4.01 and 4.02, as set forth in written specifications or guidelines issued by the Trustee from time to time. The Trustee shall have no obligation to recompute, recalculate or verify any information provided to it by the Master Servicer.

         (b) The Master Servicer shall determine the aggregate amount of Advances required to be made for the related Distribution Date, which shall be in an aggregate amount equal to the sum of (1) the aggregate amount of Monthly Payments (with each interest portion thereof adjusted to the Mortgage Rate less the sum of the Master Servicing Fee Rate, the Sub-Servicing Fee Rate and any applicable PMI Insurer PMI Policy Rate, other than Balloon Payments, less the amount of any reductions in the amount of interest collectable from the Mortgagor pursuant to the Relief Act, on the Outstanding Mortgage Loans as of the related Due Date, which Monthly Payments were delinquent as of the close of business as of the related Determination Date) plus (2) with respect to each Balloon Loan delinquent in respect of its Balloon Payment as of the close of business on the related Determination Date, an amount equal to the assumed Monthly Payment (net of the related Master Servicing Fees and Sub-Servicing
Fees) that would have been due on the related Due Date based on the original principal amortization scheduled for such Balloon Loan until such Balloon Loan is finally liquidated; provided that no Advance shall be made if it would be a Nonrecoverable Advance. On or before 4:00 P.M. New York time on each Certificate Account Deposit Date, the Master Servicer shall either (i) deposit in the Certificate Account from its own funds, or funds received therefor from the Sub-Servicers, an amount equal to the Advances to be made by the Master Servicer or any Sub-Servicers in respect of the related Distribution Date, (ii) withdraw from amounts on deposit in the Custodial Account and deposit in the Certificate Account all or a portion of the amounts held for future distribution in discharge of any such Advance, or (iii) make advances in the form of any combination of (i) and (ii) aggregating the amount of such Advance. Any portion of the amounts held for future distribution so used shall be replaced by the Master Servicer by deposit in the Certificate Account on or before 1:00 P.M. New York time on any future Certificate Account Deposit Date to the extent that funds attributable to the Mortgage Loans that are available in the Custodial Account for deposit in the Certificate Account on such Certificate Account Deposit Date shall be less than payments to Certificateholders required to be made on the following Distribution Date. The amount of any reimbursement pursuant to Section 3.11 in respect of outstanding Advances on any Distribution Date shall be allocated to specific Monthly Payments due but delinquent for previous Due Periods, which allocation shall be made, to the extent practicable, to Monthly Payments which have been delinquent for the longest period of time. Such allocations shall be conclusive for purposes of reimbursement to the Master Servicer from recoveries on related Mortgage Loans pursuant to Section 3.11. The determination by the Master Servicer that it has made a Nonrecoverable Advance or that any proposed Advance, if made, would constitute a Nonrecoverable Advance, shall be evidenced by a certificate of a Servicing Officer delivered to the Sponsor, the Certificate Insurer and the Trustee with the Remittance Report. The Trustee shall deposit all funds it receives pursuant to this Section 4.03 into the Certificate Account.

         (c) In the event that the Master Servicer determines as of any Certificate Account Deposit Date that it will be unable to deposit in the Certificate Account an amount equal to the Advance required to be made for the immediately succeeding Distribution Date in the amount determined by the Master Servicer pursuant to paragraph (b) above, it shall give notice to the Trustee of its inability to Advance (such notice may be given by telecopy), not later than 4:00 P.M., New York time, on such date, specifying the portion of such amount that it will be unable to deposit. Not later than 4:00 P.M., New York time, on the earlier of (x) two Business Days following such Certificate Account Deposit Date or (y) the Business Day preceding the related Distribution Date, unless by such time the Master Servicer shall have directly or indirectly deposited in the Certificate Account the entire amount of the Advances required to be made for the related Distribution Date, pursuant to Section 7.01, the Trustee shall (a) terminate all of the rights and obligations of the Master Servicer under this Agreement in accordance with Section 7.01 and (b) assume the rights and obligations of the Master Servicer hereunder, including the obligation to deposit in the Certificate Account an amount equal to the Advance for the immediately succeeding Distribution Date.

         Section 4.04. DISTRIBUTIONS ON THE REMIC REGULAR INTERESTS.

         (a) On each Distribution Date, the Trustee shall cause the Available Distribution Amount, in the following order of priority, to be distributed by REMIC 1 to REMIC 2 on account of the REMIC 1 Regular Interests or withdrawn from the Certificate Account and distributed to the Holders of the Class R Certificates (in respect of the Class R-1 Interest), as the case may be:

                  (i) to Holders of REMIC 1 Regular Interest I-1-A through I-59-B, REMIC 1 Regular Interest P and REMIC 1 Regular Interest A-I, pro rata, in an amount equal to (A) Uncertificated Accrued Interest for such REMIC 1 Regular Interests for such Distribution Date, plus (B) any amounts payable in respect thereof remaining unpaid from previous Distribution Dates; and

                  (ii) to the extent of amounts remaining after the distributions made pursuant to clause (i) above, payments of principal shall be allocated as follows: first, to REMIC 1 Regular Interests I-1-A through I-59-B starting with the lowest numerical denomination until the Uncertificated Principal Balance of each such REMIC 1 Regular Interest is reduced to zero, provided that, for REMIC 1 Regular Interests with the same numerical denomination, such payments of principal shall be allocated pro rata between such REMIC 1 Regular Interests, and second to the extent of any Overcollateralization Release to REMIC 1 Regular Interest A-I until the Uncertificated Principal Balance of such REMIC 1 Regular Interest is reduced to zero.

                  (iii) to the Holders of REMIC 1 Regular Interest P, (A) on each Distribution Date, 100% of the amount paid in respect of Prepayment Charges and (B) on the Distribution Date immediately following the expiration of the latest Prepayment Charge as identified on the Prepayment Charge Schedule or any Distribution Date thereafter until $100 has been distributed pursuant to this clause;

         (b) On each Distribution Date, the Trustee shall cause the Available Distribution Amount, in the following order of priority, to be distributed by REMIC 2 to REMIC 3 on account of the REMIC 2 Regular Interests or withdrawn from the Certificate Account and distributed to the Holders of the Class R Certificates (in respect of the Class R-2 Interest), as the case may be:

                  (i) first, to the Holders of REMIC 2 Regular Interest IO, in an amount equal to (A) Uncertificated Accrued Interest for such REMIC 2 Regular Interest for such Distribution Date, plus (B) any amounts in respect thereof remaining unpaid from previous Distribution Dates and second, to the Holders of REMIC 2 Regular Interest AA, REMIC 2 Regular Interest A-1, REMIC 2 Regular Interest A-1M, REMIC 2 Regular Interest A-1W, REMIC 2 Regular Interest A-2A, REMIC 2 Regular Interest A-2B, REMIC 2 Regular Interest A-2C, REMIC 2 Regular Interest A-2D, REMIC 2 Regular Interest M-1, REMIC 2 Regular Interest M-2, REMIC 2 Regular Interest M-3, REMIC 2 Regular Interest M-4, REMIC 2 Regular Interest M-5, REMIC 2 Regular Interest M-6, REMIC 2 Regular Interest M-7, REMIC 2 Regular Interest M-8, REMIC 2 Regular Interest B, REMIC 2 Regular Interest ZZ, and REMIC 2 Regular Interest P, pro rata, in an amount equal to

                           (A) the related Uncertificated Accrued Interest for
                  such Distribution Date, plus

                           (B) any amounts in respect thereof remaining unpaid
                  from the previous Distribution Dates.

                  Amounts payable as Uncertificated Accrued Interest in respect of REMIC 2 Regular Interest ZZ shall be reduced when the REMIC 2 Overcollateralized Amount is less than the REMIC 2 Overcollateralization Target Amount, by the lesser of (x) the amount of such difference and (y) the Maximum Uncertificated Accrued Interest Deferral Amount, and such amount will be payable to the Holders of REMIC 2 Regular Interest A-1, REMIC 2 Regular Interest A-1M, REMIC 2 Regular Interest A-1W, REMIC 2 Regular Interest A-2A, REMIC 2 Regular Interest A-2B, REMIC 2 Regular Interest A-2C, REMIC 2 Regular Interest A-2D, REMIC 2 Regular Interest M-1, REMIC 2 Regular Interest M-2, REMIC 2 Regular Interest M-3, REMIC 2 Regular Interest M-4, REMIC 2 Regular Interest M-5, REMIC 2 Regular Interest M-6, REMIC 2 Regular Interest M-7, REMIC 2 Regular Interest M-8, REMIC 2 Regular Interest B in the same proportion as the Overcollateralization Deficiency Amount is allocated to the Corresponding Certificates and the Uncertificated Principal Balance of REMIC 2 Regular Interest ZZ shall be increased by such amount;

                  (ii) to the Holders of REMIC 2 Regular Interest P, (A) on each Distribution Date, 100% of the amount paid in respect of Prepayment Charges on the Corresponding Certificate and (B) on the Distribution Date immediately following the expiration of the latest Prepayment Charge as identified on the Prepayment Charge Schedule or any Distribution Date thereafter until $100 has been distributed pursuant to this clause;

                  (iii) to the Holders of the REMIC 2 Regular Interests, in an amount equal to the remainder of the Available Funds for such Distribution Date after the distributions made pursuant to clauses (i) and (ii) above, allocated as follows:

                           (A) 98% of such remainder to the Holders of REMIC 2
                  Regular Interest AA, until the Uncertificated Principal Balance of such REMIC 2 Regular Interest is reduced to zero;

                           (B) 2.00% of such remainder, first, to the Holders of
                  REMIC 2 Regular Interest A-1, REMIC 2 Regular Interest A-1M, REMIC 2 Regular Interest A-1W, REMIC 2 Regular Interest A-2A, REMIC 2 Regular Interest A-2B, REMIC 2 Regular Interest A-2C, REMIC 2 Regular Interest A-2D, REMIC 2 Regular Interest M-1, REMIC 2 Regular Interest M-2, REMIC 2 Regular Interest M-3, REMIC 2 Regular Interest M-4, REMIC 2 Regular Interest M-5, REMIC 2 Regular Interest M-6, REMIC 2 Regular Interest M-7, REMIC 2 Regular Interest M-8, REMIC 2 Regular Interest B, 1% in the same proportion as principal payments are allocated to the Corresponding Certificates, until the Uncertificated Principal Balances of such REMIC 2 Regular Interests are reduced to zero, and second, to the Holders of REMIC 2 Regular Interest ZZ, until the Uncertificated Principal Balance of such REMIC 2 Regular Interest is reduced to zero;

                  provided, however, that 98% and 2% of any principal payments that are attributable to an Overcollateralization Release Amount shall be allocated to Holders of REMIC 2 Regular Interest AA and REMIC 2 Regular Interest ZZ, respectively; and

                           (C) any remaining amount to the Holders of the Class
                  R Certificates (in respect of the Class R-2 Interest);

         Section 4.05. ALLOCATION OF REALIZED LOSSES.

         (a) All Realized Losses on the Mortgage Loans shall be allocated by the Trustee on each Distribution Date as follows: first, to Net Monthly Excess Cashflow, through a distribution of the Extra Principal Distribution Amount for that Distribution Date; second, to the Overcollateralized Amount by a reduction of the Certificate Principal Balance of the Class C Certificates, until the Certificate Principal Balance thereof has been reduced to zero; third, to the Class B Certificates, in reduction of the Certificate Principal Balance thereof, until reduced to zero, fourth, to the Class M-8 Certificates, in reduction of the Certificate Principal Balance thereof, until reduced to zero, fifth, to the Class M-7 Certificates, in reduction of the Certificate Principal Balance thereof, until reduced to zero, sixth, to the Class M-6 Certificates, in reduction of the Certificate Principal Balance thereof, until reduced to zero, seventh, to the Class M-5 Certificates, in reduction of the Certificate Principal Balance thereof, until reduced to zero, eighth, to the Class M-4 Certificates, in reduction of the Certificate Principal Balance thereof, until reduced to zero, ninth, to the Class M-3 Certificates, in reduction of the Certificate Principal Balance thereof, until reduced to zero, tenth, to the Class M-2 Certificates, in reduction of the Certificate Principal Balance thereof, until reduced to zero, eleventh, to the Class M-1 Certificates, in reduction of the Certificate Principal Balance thereof, until reduced to zero, and twelfth, to the Class A Certificates, on a pro rata basis, in reduction of the Certificate Principal Balance of each such Class, until reduced to zero, provided, however, that (i) any Realized Losses on the Mortgage Loans that would otherwise be allocated to the Class A-1 Certificates will instead be allocated to the Class A-1M Certificates, until its certificate principal balance has been reduced to zero and (ii) any Realized Losses allocable to the Class A-1W Certificates will be covered by the Certificate Guaranty Insurance Policy. All Realized Losses to be allocated to the Certificate Principal Balances of all Classes on any Distribution Date shall be so allocated after the actual distributions to be made on such date as provided above. All references above to the Certificate Principal Balance of any Class of Certificates shall be to the Certificate Principal Balance of such Class immediately prior to the relevant Distribution Date, before reduction thereof by any Realized Losses, in each case to be allocated to such Class of Certificates, on such Distribution Date.

         Any allocation of Realized Losses to an Offered Certificate on any Distribution Date shall be made by reducing the Certificate Principal Balance thereof by the amount so allocated. Any allocation of Realized Losses to a Class C Certificate shall be made by first, reducing the amount otherwise payable in respect thereof pursuant to Section 4.01(e)(vii), and second, by reducing the Certificate Principal Balance thereof by the amount so allocated. No allocations of any Realized Losses shall be made to the Certificate Principal Balances of the Class P Certificates.

         (b) All Realized Losses on the Mortgage Loans shall be allocated on each Distribution Date to REMIC 1 Regular Interest A-I until the Uncertificated Principal Balance of such REMIC 1 Regular Interest has been reduced to zero and second, to REMIC 1 Regular Interest I-1-A through REMIC 1 Regular Interest I-59-B, starting with the lowest numerical denomination until such REMIC 1 Regular Interest has been reduced to zero, provided that, for REMIC 1 Regular Interests with the same numerical denomination, such Realized Losses shall be allocated PRO RATA between such REMIC 1 Regular Interests.

         (c) All Realized Losses on the REMIC 1 Regular Interests shall be allocated to the following REMIC 2 Regular Interests in the specified percentages, as follows: first to Uncertificated Accrued Interest payable to the REMIC 2 Regular Interest AA and REMIC 2 Regular Interest ZZ up to an aggregate amount equal to the REMIC 2 Interest Loss Allocation Amount, 98% and 2% respectively; second, to the Uncertificated Principal Balances of REMIC 2 Regular Interest AA and REMIC 2 Regular Interest ZZ up to an aggregate amount equal to the REMIC 2 Principal Loss Allocation Amount, 98% and 2%, respectively; third, to the Uncertificated Principal Balances of REMIC 2 Regular Interest AA, REMIC 2 Regular Interest B and REMIC 2 Regular Interest ZZ, 98%, 1% and 1%, respectively, until the Uncertificated Principal Balance of REMIC 2 Regular Interest B has been reduced to zero; fourth, to the Uncertificated Principal Balances of REMIC 2 Regular Interest AA, REMIC 2 Regular Interest M-8 and REMIC 2 Regular Interest MT-ZZ, 98%, 1% and 1%, respectively, until the Uncertificated Principal Balance of REMIC 2 Regular Interest M-8 has been reduced to zero; fifth, to the Uncertificated Principal Balances of REMIC 2 Regular Interest AA, REMIC 2 Regular Interest M-7 and REMIC 2 Regular Interest ZZ, 98%, 1% and 1%, respectively, until the Uncertificated Principal Balance of REMIC 2 Regular Interest M-7 has been reduced to zero; sixth, to the Uncertificated Principal Balances of REMIC 2 Regular Interest AA, REMIC 2 Regular Interest M-6 and REMIC 2 Regular Interest ZZ, 98%, 1% and 1%, respectively, until the Uncertificated Principal Balance of REMIC 2 Regular Interest M-6 has been reduced to zero; seventh, to the Uncertificated Principal Balances of REMIC 2 Regular Interest AA, REMIC 2 Regular Interest M-5 and REMIC 2 Regular Interest ZZ, 98%, 1% and 1%, respectively, until the Uncertificated Principal Balance of REMIC 2 Regular Interest M-5 has been reduced to zero; eighth, to the Uncertificated Principal Balances of REMIC 2 Regular Interest AA, REMIC 2 Regular Interest M-4 and REMIC 2 Regular Interest ZZ, 98%, 1% and 1%, respectively, until the Uncertificated Principal Balance of REMIC 2 Regular Interest M-4 has been reduced to zero; ninth, to the Uncertificated Principal Balances of REMIC 2 Regular Interest AA, REMIC 2 Regular Interest M-3 and REMIC 2 Regular Interest ZZ, 98%, 1% and 1%, respectively, until the Uncertificated Principal Balance of REMIC 2 Regular Interest M-3 has been reduced to zero; tenth, to the Uncertificated Principal Balances of REMIC 2 Regular Interest AA, REMIC 2 Regular Interest M-2 and REMIC 2 Regular Interest ZZ, 98%, 1% and 1%, respectively, until the Uncertificated Principal Balance of REMIC 2 Regular Interest M-2 has been reduced to zero; and eleventh, to the Uncertificated Principal Balances of REMIC 2 Regular Interest AA, REMIC 2 Regular Interest M-1 and REMIC 2 Regular Interest ZZ, 98%, 1% and 1%, respectively, until the Uncertificated Principal Balance of REMIC 2 Regular Interest M-1 has been reduced to zero.

         Section 4.06. INFORMATION REPORTS TO BE FILED BY THE MASTER SERVICER.

         The Master Servicer or the Sub-Servicers shall file information reports with respect to the receipt of mortgage interest received in a trade or business, foreclosures and abandonments of any Mortgaged Property and the information returns relating to cancellation of indebtedness income with respect to any Mortgaged Property required by Sections 6050H, 6050J and 6050P of the Code, respectively, and deliver to the Trustee an Officers' Certificate stating that such reports have been filed. Such reports shall be in form and substance sufficient to meet the reporting requirements imposed by such Sections 6050H, 6050J and 6050P of the Code.

         Section 4.07. COMPLIANCE WITH WITHHOLDING REQUIREMENTS.

         Notwithstanding any other provision of this Agreement, the Trustee shall comply with all federal withholding requirements respecting payments to Certificateholders of interest or original issue discount on the Mortgage Loans, that the Trustee reasonably believes are applicable under the Code. The consent of Certificateholders shall not be required for such withholding. In the event the Trustee withholds any amount from interest or original issue discount payments or advances thereof to any Certificateholder pursuant to federal withholding requirements, the Trustee shall, together with its monthly report to such Certificateholders pursuant to Section 4.02 hereof, indicate such amount withheld.

         Section 4.08. NET WAC SHORTFALL RESERVE FUND.

         (a) On the Closing Date, the Trustee shall establish and maintain in its name, in trust for the benefit of Offered Certificates, the Net WAC Shortfall Reserve Fund. In addition, on the Closing Date, the Depositor shall deposit into the Net WAC Shortfall Reserve Fund an amount equal to the Net WAC Shortfall Reserve Fund Deposit.

         (b) On each Distribution Date, to the extent required, the Trustee shall make withdrawals from the Net WAC Shortfall Reserve Fund to the extent of any Net Swap Payment received form the Swap Administrator and distribute such amounts in accordance with the manner and priority as set forth in Section 4.01(g) hereof.

         (c) On each Distribution Date, the Trustee shall transfer from the Certificate Account to the Net WAC Shortfall Reserve Fund the amounts specified pursuant to Sections 4.01(e)(v). On each Distribution Date, to the extent required, the Trustee shall make withdrawals from the Net WAC Shortfall Reserve Fund and use the amounts in the Net WAC Shortfall Reserve Fund, other than amounts received from the Swap Administrator, to make distributions to the Offered Certificates, in an amount equal to the amount of any Net WAC Shortfall Amount on such Certificates. Any such amounts shall be distributed to the Certificates in the order of priority set forth in Section 4.01(e)(v) hereof. Any such amounts transferred shall be treated for federal tax purposes as amounts distributed by REMIC 2 to the Holders of the Class C Certificates.

         (d) The Net WAC Shortfall Reserve Fund shall be an Eligible Account. Amounts held in the Net WAC Shortfall Reserve Fund from time to time shall continue to constitute assets of the Trust Fund, but not of the REMICs, until released from the Net WAC Shortfall Reserve Fund pursuant to this Section 4.08. The Net WAC Shortfall Reserve Fund constitutes an "outside reserve fund" within the meaning of Treasury Regulation ss. 1.860G-2(h) and is not an asset of any REMIC. The Holders of the Class C Certificates shall be the owner of the Net WAC Shortfall Reserve Fund. The Trustee shall keep records that accurately reflect the funds on deposit in the Net WAC Shortfall Reserve Fund. The Trustee shall, at the written direction of the Majority Class C Certificateholder, invest amounts on deposit in the Net WAC Shortfall Reserve Fund in Permitted Investments. In the absence of written direction to the Trustee from the Majority Class C Certificateholder, all funds in the Net WAC Shortfall Reserve Fund shall remain uninvested. On each Distribution Date, the Trustee shall distribute, not in respect of any REMIC, any interest earned on the Net WAC Shortfall Reserve Fund to the Holders of the Class C Certificates.

         Section 4.09. SUPPLEMENTAL INTEREST TRUST.

         (a) As of the Closing Date, the Trustee shall establish and maintain in the name of the Supplemental Interest Trust Trustee, the Supplemental Interest Trust, a separate trust for the benefit of the Holders of the Offered Certificates and the Swap Provider. The Supplemental Interest Trust shall hold the Swap Agreement, the Swap Administration Agreement and the Swap Account. The Swap Account shall be an Eligible Account, and funds on deposit therein shall be held separate and apart from, and shall not be commingled with, any other moneys, including, without limitation, other moneys of the Trustee held pursuant to this Agreement. In performing its duties hereunder and under the Swap Agreement and Swap Administration Agreement, the Supplemental Interest Trust Trustee shall be entitled to the same rights, protections and indemnities as provided to the Trustee hereunder.

         (b) Amounts payable by the Trust Fund to the Swap Administrator in respect of Net Swap Payments and Swap Termination Payments other than Swap Termination Payments resulting from a Swap Provider Trigger Event (and to the extent not paid by the Swap Administrator from any upfront payment received pursuant to any replacement interest rate swap agreement that may be entered into by the Supplemental Interest Trust Trustee) shall be deducted from Available Distribution Amount prior to any distributions to the Certificateholders. On or before each Distribution Date, such amounts will be distributed by the Trust Fund to the Swap Administrator, and paid by the Swap Administrator to the Swap Provider pursuant to the Swap Administration Agreement, first to make any Net Swap Payment owed to the Swap Provider pursuant to the Swap Agreement for such Distribution Date, and second to make any Swap Termination Payment not due to a Swap Provider Trigger Event owed to the Swap Provider pursuant to the Swap Agreement (to the extent not paid by the Swap Administrator from any upfront payment received pursuant to any replacement interest rate swap agreement that may be entered into by the Swap Administrator). Payments by the Trust Fund to the Swap Administrator in respect of any Swap Termination Payment triggered by a Swap Provider Trigger Event owed to the Swap Provider pursuant to the Swap Agreement (to the extent not paid by the Swap Administrator from any upfront payment received pursuant to any replacement interest rate swap agreement that may be entered into by the Supplemental Interest Trust Trustee) will be subordinated to distributions to the Holders of the Offered Certificates and shall be paid as set forth in
Section 4.01(e)(vi).

         (c) On each Distribution Date, the Swap Administrator shall deposit into the Swap Account amounts received from the Swap Provider. The Swap Administrator shall, to the extent provided in the Swap Administration Agreement, remit amounts on deposit in the Swap Account to the Trustee for deposit into the Net WAC Shortfall Reserve Fund. On each Distribution Date, to the extent required, the Trustee shall withdraw such amounts from the Net WAC Shortfall Reserve Fund to distribute to the Certificates in the following order of priority:

                  (i) FIRST, an amount equal to the aggregate amount required under Section 4.01(g) to be distributed on such Distribution Date, to the Offered Certificateholders in accordance with Section 4.01(g) of this Pooling and Servicing Agreement, and

                  (ii) SECOND, any remainder to Impac Funding Corporation.

         (d) The Supplemental Interest Trust constitutes an "outside reserve fund" within the meaning of Treasury Regulation ss. 1.860G-2(h) and is not an asset of any REMIC. The Holders of the Class C Certificates shall be the beneficial owner of the Supplemental Interest Trust, subject to the power of the Swap Administrator to transfer amounts under this Agreement. The Swap Administrator shall keep records that accurately reflect the funds on deposit in the Supplemental Interest Trust. The Swap Administrator shall, at the written direction of the Holder of the Majority Class C Certificateholder, invest amounts on deposit in the Supplemental Interest Trust in Permitted Investments. In the absence of written direction to the Swap Administrator from the Majority Class C Certificateholder, all funds in the Supplemental Interest Trust shall remain uninvested. On each Distribution Date, Swap Administrator shall distribute, not in respect of any REMIC, any interest earned on the Supplemental Interest Trust to the Holders of the Class C Certificates.

         (e) For federal income tax purposes, amounts paid to the Swap Administrator on each Distribution Date pursuant to Sections 4.09(b) and 4.01(e)(vi) shall first be deemed paid to the Swap Administrator in respect of Class IO Interest to the extent of the amount distributable on such Class IO Interest on such Distribution Date, and any remaining amount shall be deemed paid to the Swap Administrator in respect of a Class IO Distribution Amount.

         (f) The Swap Administrator shall treat the Holders of Certificates (other than the Class P, Class C and Class R Certificates) as having entered into a notional principal contract with respect to the Holders of the Class C Certificates. Pursuant to each such notional principal contract, all Holders of Certificates (other than the Class P, Class C and Class R Certificates) shall be treated as having agreed to pay, on each Distribution Date, to the Holder of the Class C Certificates an aggregate amount equal to the excess, if any, of (i) the amount payable on such Distribution Date on the REMIC 3 Regular Interest ownership of which is represented by such Class of Certificates over (ii) the amount payable on such Class of Certificates on such Distribution Date (such excess, a "Class IO Distribution Amount"). A Class IO Distribution Amount payable from interest collections shall be allocated pro rata among such Certificates based on the amount of interest otherwise payable to such Certificates, and a Class IO Distribution Amount payable from principal collections shall be allocated to the most subordinate Class of such Certificates with an outstanding principal balance to the extent of such balance. In addition, pursuant to such notional principal contract, the Holder of the Class C Certificates shall be treated as having agreed to pay Net WAC Shortfall Amounts to the Holders of the Certificates (other than the Class C, Class P and Class R Certificates) in accordance with the terms of this Agreement. Any payments to such Certificates from amounts deemed received in respect of this notional principal contract shall not be payments with respect to a Regular Interest in a REMIC within the meaning of Code Section 860G(a)(1). However, any payment from the Certificates (other than the Class C, Class P and Class R Certificates) of a Class IO Distribution Amount shall be treated for tax purposes as having been received by the Holders of such Certificates in respect of the REMIC 3 Regular Interest ownership of which is represented by such Certificates, and as having been paid by such Holders to the Supplemental Interest Trust pursuant to the notional principal contract. Thus, each Certificate (other than the Class P Certificates and Class R Certificates) shall be treated as representing not only ownership of a Regular Interest in REMIC 3, but also ownership of an interest in, and obligations with respect to, a notional principal contract.

         (g) In the event that the Swap Agreement is terminated prior to the Distribution Date in January 2011, the Swap Administrator shall, at the direction of the Depositor, use reasonable efforts to appoint a successor swap provider using any Swap Termination Payments paid by the Swap Provider. If the Swap Administrator is unable to locate a qualified successor swap provider, any such Swap Termination Payments will be remitted to the Swap Administrator for payment to the Holders of the Offered Certificates of amounts described in
Section 4.09(c).

         Section 4.10. THE CERTIFICATE GUARANTY INSURANCE POLICY.

         (a) If the Trustee determines that a Deficiency Amount exists for such Distribution Date, the Trustee shall complete the notice as set forth in the Certificate Guaranty Insurance Policy (the "Notice") and submit such Notice in accordance with the Certificate Guaranty Insurance Policy to the Certificate Insurer no later than 12:00 P.M., New York City time, on the Business Day immediately preceding each Distribution Date, as a claim for an Insured Amount (provided that the Trustee shall submit such notice on the second Business Day immediately preceding such Distribution Date if it is able to do so) in an amount equal to such Deficiency Amount.

         (b) The Trustee shall establish and maintain the Insurance Account on behalf of the Holders of the Class A-1W Certificates. Upon receipt of an Insured Amount from the Certificate Insurer on behalf of the Class A-1W Certificateholders, the Trustee shall deposit such Insured Amount in the Insurance Account. All amounts on deposit in the Insurance Account shall remain uninvested. On each Distribution Date, the Trustee shall transfer any Insured Amount then on deposit in the Insurance Account to the Certificate Account. The Trustee shall distribute on each Distribution Date the Deficiency Amount for such Distribution Date from the Certificate Account, together with the distributions due to the Class A-1W Certificateholders on such Distribution Date, as follows: (i) the portion of any such Deficiency Amount related to the first and second sentences of the definition of Deficiency Amount shall be distributed among the related Class A-1W Certificateholders on a pro rata basis in accordance with their respective shortfalls or allocations of Realized Losses, as applicable; and (ii) the portion of any such Deficiency Amount related to the third sentence of the definition of Deficiency Amount shall be distributed to the related Class A-1W Certificateholders in accordance with
Section 9.01(a).

         (c) The Trustee shall (i) receive as attorney-in-fact of each Class A-1W Certificateholder any Insured Amount from the Certificate Insurer and (ii) distribute such Insured Amount to such Class A-1W Certificateholders as set forth in subsection (b) above. Insured Amounts disbursed by the Trustee from proceeds of the Certificate Guaranty Insurance Policy shall not be considered payment by the Trust Fund with respect to the Class A-1W Certificates, nor shall such disbursement of such Insured Amounts discharge the obligations of the Trust Fund with respect to the amounts thereof, and the Certificate Insurer shall become owner of such amounts to the extent covered by such Insured Amounts as the deemed assignee of such Class A-1W Certificateholders. The Trustee hereby agrees on behalf of each Class A-1W Certificateholder (and each Class A-1W Certificateholder, by its acceptance of its Class A-1W Certificates, hereby agrees) for the benefit of the Certificate Insurer that the Trustee shall recognize that to the extent the Certificate Insurer pays Insured Amounts, either directly or indirectly (as by paying through the Trustee), to the Class A-1W Certificateholders, the Certificate Insurer will be entitled to be subrogated to the rights of the Class A-1W Certificateholders to the extent of such payments.

                                   ARTICLE V

                                THE CERTIFICATES

         Section 5.01. THE CERTIFICATES.

         (a) The Certificates will be substantially in the respective forms annexed hereto as Exhibits A and B-1 through B-4.The Certificates shall be issuable in registered form, in the minimum dollar denominations, integral dollar multiples in excess thereof (except that one Certificate of each Class may be issued in a different amount which must be in excess of the applicable minimum dollar denomination) and aggregate dollar denominations as set forth in the following table:

                                                                             INITIAL CERTIFICATE
                                                INTEGRAL MULTIPLE IN         PRINCIPAL BALANCE OR
       CLASS          MINIMUM DENOMINATION        EXCESS OF MINIMUM            NOTIONAL AMOUNT
-------------------   --------------------      --------------------     ----------------------------
A-1                     $                               $1.00            $
A-1M                    $                               $1.00            $
A-1W                    $                               $1.00            $
A-2A                    $                               $1.00            $
A-2B                    $                               $1.00            $
A-2C                    $                               $1.00            $
A-2D                    $                               $1.00            $
M-1                     $                               $1.00            $
M-2                     $                               $1.00            $
M-3                     $                               $1.00            $
M-4                     $                               $1.00            $
M-5                     $                               $1.00            $
M-6                     $                               $1.00            $
M-7                     $                               $1.00            $
M-8                     $                               $1.00            $
         B              $                               $1.00            $
         C                    $1.00                     $1.00            $ (1)
         P                    $100                       N/A                $                  100.00
        R-1                   100%                       N/A                        N/A
        R-2                   100%                       N/A                        N/A
        R-3                   100%                       N/A                        N/A

----------
(1)  This is a Notional Amount.


         Upon original issue, the Certificates shall, upon the written request of the Depositor executed by an officer of the Depositor, be executed and delivered by the Trustee, authenticated by the Trustee and delivered to or upon the order of the Depositor upon receipt by the Trustee of the documents specified in Section 2.01. The Certificates shall be executed by manual or facsimile signature on behalf of the Trustee in its capacity as trustee hereunder by a Responsible Officer. Certificates bearing the manual or facsimile signatures of individuals who were at the time they signed the proper officers of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates issued on the Closing Date shall be dated the Closing Date and any Certificates delivered thereafter shall be dated the date of their authentication.

         (b) The Offered Certificates shall initially be issued as one or more Certificates registered in the name of the Depository or its nominee and, except as provided below, registration of such Certificates may not be transferred by the Trustee except to another Depository that agrees to hold such Certificates for the respective Certificate Owners with Ownership Interests therein. The Certificate Owners shall hold their respective Ownership Interests in and to each of such Book-Entry Certificates through the book-entry facilities of the Depository and, except as provided below, shall not be entitled to Definitive Certificates in respect of such Ownership Interests. All transfers by Certificate Owners of their respective Ownership Interests in the Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall transfer the Ownership Interests only in the Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures. The Trustee shall not be required to monitor, determine or inquire as to compliance with the transfer restrictions with respect to the Book-Entry Certificates, and the Trustee shall have no liability for transfers of Ownership Interests in the Book Entry Certificates made through the book-entry facilities of the Depositary or between or among Depositary Participants or Certificate Owners, made in violation of the applicable restrictions.

         The Trustee, the Master Servicer and the Depositor may for all purposes (including the making of payments due on the respective Classes of Book-Entry Certificates) deal with the Depository as the authorized representative of the Certificate Owners with respect to the respective Classes of Book-Entry Certificates for the purposes of exercising the rights of Certificateholders hereunder. The rights of Certificate Owners with respect to the respective Classes of Book-Entry Certificates shall be limited to those established by law and agreements between such Certificate Owners and the Depository Participants and brokerage firms representing such Certificate Owners. Multiple requests and directions from, and votes of, the Depository as Holder of any Class of Book-Entry Certificates with respect to any particular matter shall not be deemed inconsistent if they are made with respect to different Certificate Owners. The Trustee may establish a reasonable record date in connection with solicitations of consents from or voting by Certificateholders and shall give notice to the Depository of such record date.

         If (i)(A) the Depositor advises the Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository and (B) the Depositor is unable to locate a qualified successor or (ii) the Depositor at its option advises the Trustee in writing that it elects to terminate the book-entry system through the Depository, the Trustee shall notify all Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of Definitive Certificates to Certificate Owners requesting the same. Upon surrender to the Trustee of the Book-Entry Certificates by the Depository, accompanied by registration instructions from the Depository for registration of transfer, the Trustee shall, at the expense of the Depositor, issue the Definitive Certificates. Neither the Depositor, the Master Servicer nor the Trustee shall be liable for any actions taken by the Depository or its nominee, including, without limitation, any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates the Trustee and the Master Servicer shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

         (c) Each Certificate is intended to be a "security" governed by Article 8 of the Uniform Commercial Code as in effect in the State of New York and any other applicable jurisdiction, to the extent that any of such laws may be applicable.

         Section 5.02. REGISTRATION OF TRANSFER AND EXCHANGE OF CERTIFICATES.

         (a) The Trustee shall maintain a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided.

         (b) Except as provided in Section 5.02(c), no transfer, sale, pledge or other disposition of a Class P Certificate, Class C Certificate or a Class R Certificate shall be made unless such transfer, sale, pledge or other disposition is exempt from the registration requirements of the Securities Act of 1933, as amended (the "Act"), and any applicable state securities laws or is made in accordance with said Act and laws. In the event that a transfer of a Class P Certificate, Class C Certificate or Class R Certificate is to be made under this Section 5.02(b), (i) the Trustee shall require an Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee that such transfer shall be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from said Act and laws or is being made pursuant to said Act and laws, which Opinion of Counsel shall not be an expense of the Trustee, the Depositor or the Master Servicer, provided that such Opinion of Counsel will not be required in connection with the initial transfer of any such Certificate by the Depositor or any affiliate thereof, to a non-affiliate of the Depositor and (ii) the Trustee shall require the transferee to execute a representation letter, substantially in the form of Exhibit G-1 hereto, and the Trustee shall require the transferor to execute a representation letter, substantially in the form of Exhibit G-2 hereto, each acceptable to and in form and substance satisfactory to the Trustee certifying to the Depositor and the Trustee the facts surrounding such transfer, which representation letters shall not be an expense of the Trustee, the Depositor or the Master Servicer; PROVIDED, HOWEVER, that such representation letters will not be required in connection with any transfer of any such Certificate by the Depositor to an affiliate of the Depositor and the Trustee shall be entitled to conclusively rely upon a representation (which, upon the request of the Trustee, shall be a written representation) from the Depositor of the status of such transferee as an affiliate of the Depositor. Any such Certificateholder desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Depositor and the Master Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such applicable federal and state laws.

         (c) Notwithstanding the requirements of Section 5.02(b), transfers of Class P Certificates, Class C Certificates and Class R Certificates may be made in accordance with this Section 5.02(c) if the prospective transferee of a Certificate provides the Trustee and the Depositor with an investment letter substantially in the form of Exhibit G-3 attached hereto, which investment letter shall not be an expense of the Trustee, the Depositor or the Master Servicer, and which investment letter states that, among other things, such transferee is a "qualified institutional buyer" as defined under Rule 144A. Such transfers shall be deemed to have complied with the requirements of Section 5.02(b) hereof; PROVIDED, HOWEVER, that no Transfer of any of the Class P Certificates, Class C Certificates or Class R Certificates may be made pursuant to this Section 5.02(c) by the Depositor. Any such Certificateholder desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Depositor and the Master Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such applicable federal and state laws.

         The Trustee shall require an Opinion of Counsel, on which the Trustee, Depositor and Master Servicer may rely, from a prospective transferee prior to the transfer of any Class P Certificate, Class C Certificate or Class R Certificate to any employee benefit plan or other retirement arrangement, including individual retirement accounts and Keogh plans, that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or Section 4975 of the Code (any of the foregoing, a "Plan"), to a trustee or other Person acting on behalf of any Plan, or to any other person who is using "plan assets" of any Plan to effect such acquisition (including any insurance company using funds in its general or separate accounts that may constitute "plan assets"). Such Opinion of Counsel must establish to the satisfaction of the Trustee that such transfer is permissible under applicable law, will not constitute or result in a prohibited transaction under Section 406 of ERISA and Section 4975 of the Code, and will not subject the Trustee, the Master Servicer or the Depositor to any obligation in addition to those undertaken in this Agreement. Neither the Depositor, the Master Servicer nor the Trustee will be required to obtain such Opinion of Counsel on behalf of any prospective transferee.

         Prior to the termination of the Supplemental Interest Trust, each beneficial owner of an Offered Certificate or any interest therein, shall be deemed to have represented, by virtue of its acquisition or holding of the Offered Certificate, or interest therein, that either (i) it is not a Plan or
(ii) (A) it is an accredited investor within the meaning of the Exemption and
(B) the acquisition and holding of such Certificate and the separate right to receive payments from the Supplemental Interest Trust are eligible for the exemptive relief available under one of Prohibited Transaction Class Exemption ("PTCE") 84-14, 91-38, 95-60, 90-1 or 96-23.

         Each beneficial owner of a Subordinate Certificate or any interest therein which is acquired subsequent to the termination of the Supplemental Interest Trust shall be deemed to have represented, by virtue of its acquisition or holding of that certificate or interest therein, that either (i) it is not a Plan or a trustee or other Person acting on behalf of a Plan or using "plan assets" of a Plan to effect such acquisition (including any insurance company using funds in its general or separate accounts that may constitute "plan assets"), (ii) it has acquired and is holding such certificate in reliance on Prohibited Transaction Exemption 2002-41 (the "Exemption"), and that it understands that there are certain conditions to the availability of the Exemption, including that the certificate must be rated, at the time of purchase, not lower than "BBB-" (or its equivalent) by S&P, Fitch Ratings, Inc. or Moody's, and the certificate is so rated or (iii) (1) it is an insurance company, (2) the source of funds used to acquire or hold the certificate or interest therein is an "insurance company general account," as such term is defined in Prohibited Transaction Class Exemption ("PTCE") 95-60, and (3) the conditions in Sections I and III of PTCE 95-60 have been satisfied.

         (d) [Reserved]

         (e) (i) Each Person who has or who acquires any Ownership Interest in a Class R Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions and to have irrevocably authorized the Trustee or its designee under clause (iii)(A) below to deliver payments to a Person other than such Person and to negotiate the terms of any mandatory sale under clause (iii)(B) below and to execute all instruments of transfer and to do all other things necessary in connection with any such sale. The rights of each Person acquiring any Ownership Interest in a Class R Certificate are expressly subject to the following provisions:

                  (A) Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

                  (B) In connection with any proposed Transfer of any Ownership Interest in a Class R Certificate, the Trustee shall require delivery to it, and shall not register the Transfer of any Class R Certificate until its receipt of (I) an affidavit and agreement (a "Transfer Affidavit and Agreement" in the form attached hereto as Exhibit G-5) from the proposed Transferee, in form and substance satisfactory to the Trustee representing and warranting, among other things, that it is a Permitted Transferee, that it is not acquiring its Ownership Interest in the Class R Certificate that is the subject of the proposed Transfer as a nominee, trustee or agent for any Person who is not a Permitted Transferee, that for so long as it retains its Ownership Interest in a Class R Certificate, it will endeavor to remain a Permitted Transferee, and that it has reviewed the provisions of this Section 5.02 and agrees to be bound by them, and (II) a certificate, in the form attached hereto as Exhibit G-4, from the Holder wishing to transfer the Class R Certificate, in form and substance satisfactory to the Trustee representing and warranting, among other things, that no purpose of the proposed Transfer is to impede the assessment or collection of tax.

                  (C) Notwithstanding the delivery of a Transfer Affidavit and Agreement by a proposed Transferee under clause (B) above, if a Responsible Officer of the Trustee assigned to this transaction has actual knowledge that the proposed Transferee is not a Permitted Transferee, no Transfer of an Ownership Interest in a Class R Certificate to such proposed Transferee shall be effected.

                  (D) Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall agree (x) to require a Transfer Affidavit and Agreement from any other Person to whom such Person attempts to transfer its Ownership Interest in a Class R Certificate and (y) not to transfer its Ownership Interest unless it provides a certificate to the Trustee in the form attached hereto as Exhibit G-4.

                  (E) Each Person holding or acquiring an Ownership Interest in a Class R Certificate, by purchasing an Ownership Interest in such Certificate, agrees to give the Trustee written notice that it is a "pass-through interest holder" within the meaning of Temporary Treasury Regulations Section 1.67-3T(a)(2)(i)(A) immediately upon acquiring an Ownership Interest in a Class R Certificate, if it is "a pass-through interest holder", or is holding an Ownership Interest in a Class R Certificate on behalf of a "pass-through interest holder."

                           (i) The Trustee will register the Transfer of any
                  Class R Certificate only if it shall have received the Transfer Affidavit and Agreement in the form attached hereto as Exhibit G-5, a certificate of the Holder requesting such transfer in the form attached hereto as Exhibit G-4 and all of such other documents as shall have been reasonably required by the Trustee as a condition to such registration. Transfers of the Class R Certificates other than to Permitted Transferees are prohibited.

                           (ii) (A) If any Person other than a Permitted
                  Transferee shall become a Holder of a Class R Certificate, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. If a Non-United States Person shall become a Holder of a Class R Certificate, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. If a transfer of a Class R Certificate is disregarded pursuant to the provisions of Treasury Regulations
                  Section 1.860E-1 or Section 1.860G-3, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such transfer of such Class R Certificate. The prior Holder shall be entitled to recover from any purported Holder of a Class R Certificate that was in fact not a Permitted Transferee under this Section 5.05(b) at the time it became a Holder all payments made on such Class R Certificate. Each Holder of a Class R Certificate, by acceptance thereof, shall be deemed for all purposes to have consented to the provisions of this clause (b) and to any amendment of this Agreement deemed necessary (whether as a result of new legislation or otherwise) by counsel of the Depositor to ensure that the Class R Certificates are not transferred to any Person who is not a Permitted Transferee and that any transfer of such Class R Certificates will not cause the imposition of a tax upon the Trust or cause any such REMIC to fail to qualify as a REMIC. The Trustee shall be under no liability to any Person for any registration of Transfer of a Class R Certificate that is in fact not permitted by this Section 5.02 or for making any payments due on such Certificate to the Holder thereof or for taking any other action with respect to such Holder under the provisions of this Agreement.

                                    (B) If any purported Transferee shall become
                           a Holder of a Class R Certificate in violation of the restrictions in this Section 5.02 and to the extent that the retroactive restoration of the rights of the Holder of such Class R Certificate as described in clause (E)(ii)(A) above shall be invalid, illegal or unenforceable, then the Trustee shall have the right, without notice to the Holder or any prior Holder of such Class R Certificate, to sell such Class R Certificate to a purchaser selected by the Trustee on such terms as the Trustee may choose. Such purported Transferee shall promptly endorse and deliver each Class R Certificate in accordance with the instructions of the Trustee. Such purchaser may be the Trustee itself. The proceeds of such sale, net of the commissions (which may include commissions payable to the Trustee), expenses and taxes due, if any, will be remitted by the Trustee to such purported Transferee. The terms and conditions of any sale under this clause (E)(ii)(B) shall be determined in the sole discretion of the Trustee, and the Trustee shall not be liable to any Person having an Ownership Interest in a Class R Certificate as a result of its exercise of such discretion.

                           (iii) The Trustee shall make available to the
                  Internal Revenue Service and those Persons specified by the REMIC Provisions, all information necessary to compute any tax imposed (A) as a result of the transfer of an ownership interest in a Class R Certificate to any Person who is a Disqualified Organization, including the information regarding "excess inclusions" of such Class R Certificates required to be provided to the Internal Revenue Service and certain Persons as described in Treasury Regulations Sections 1.860D-1(b)(5) and 1.860E-2(a)(5), and (B) as a result of any regulated investment company, real estate investment trust, common trust fund, partnership, trust, estate or organization described in Section 1381 of the Code that holds an Ownership Interest in a Class R Certificate having as among its record Holders at any time any Person who is a Disqualified Organization. The Trustee may charge and shall be entitled to reasonable compensation for providing such information as may be required from those Persons which may have had a tax imposed upon them as specified in clauses (A) and (B) of this paragraph for providing such information.

                  (F) Subject to the preceding paragraphs, upon surrender for registration of transfer of any Certificate at the office of the Trustee maintained for such purpose, the Trustee shall execute and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of the same Class of a like aggregate Percentage Interest. Every Certificate surrendered for transfer shall be accompanied by notification of the account of the designated transferee or transferees for the purpose of receiving distributions pursuant to Section 4.01 by wire transfer, if any such transferee desires and is eligible for distribution by wire transfer.

                  (G) At the option of the Certificateholders, Certificates may be exchanged for other Certificates of authorized denominations of the same Class of a like aggregate Percentage Interest, upon surrender of the Certificates to be exchanged at the office of the Trustee. Whenever any Certificates are so surrendered for exchange the Trustee shall execute, authenticate and deliver the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Trustee) be duly endorsed by, or be accompanied by a written instrument of transfer in the form satisfactory to the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing. In addition, with respect to each Class R Certificate, the Holder thereof may exchange, in the manner described above, such Class R Certificate for three separate Certificates, each representing such Holder's respective Percentage Interest in the Class R-1 Interest, the Class R-2 Interest and the Class R-3 Interest, respectively, in each case that was evidenced by the Class R Certificate being exchanged.

                  (H) No service charge shall be made to the Certificateholders for any transfer or exchange of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

                  (I) All Certificates surrendered for transfer and exchange shall be canceled and retained by the Trustee in accordance with the Trustee's standard procedures.

         Section 5.03. MUTILATED, DESTROYED, LOST OR STOLEN CERTIFICATES. If (i) any mutilated Certificate is surrendered to the Trustee and the Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and (ii) there is delivered to the Trustee such security or indemnity as may be required by it to save it harmless, then, in the absence of notice to the Trustee that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute, authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of the same Class and Percentage Interest. Upon the issuance of any new Certificate under this Section, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith. Any replacement Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

         Section 5.04. PERSONS DEEMED OWNERS.

         The Depositor, the Master Servicer, the Trustee and any agent of any of them may treat the person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to
Section 4.01 and for all other purposes whatsoever, and neither the Depositor, the Master Servicer, the Trustee nor any agent of any of them shall be affected by notice to the contrary.

         Section 5.05. RULE 144A INFORMATION.

         For so long as any Class P Certificates, Class C Certificates and Class R Certificates are outstanding and are "restricted securities" within the meaning of Rule 144(a)(3) of the Securities Act, (1) the Depositor will provide or cause to be provided to any Holder of such Certificates and any prospective purchaser thereof designated by such a Holder, upon the request of such Holder or prospective purchaser, the information required to be provided to such Holder or prospective purchaser by Rule 144A(d)(4) under the Securities Act; and (2) the Depositor shall update such information from time to time in order to prevent such information from becoming false and misleading and will take such other actions as are necessary to ensure that the safe harbor exemption from the registration requirements of the Securities Act under Rule 144A is and will be available for resales of such Certificates conducted in accordance with Rule 144A. The Master Servicer shall cooperate with the Depositor and furnish the Depositor such information in the Master Servicer's possession as the Depositor may reasonably request.

                                   ARTICLE VI

                      THE DEPOSITOR AND THE MASTER SERVICER

         Section 6.01. LIABILITY OF THE DEPOSITOR AND THE MASTER SERVICER.

         The Depositor and the Master Servicer each shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by the Depositor and the Master Servicer herein. Only the Master Servicer, any successor Master Servicer or the Trustee acting as Master Servicer shall be liable with respect to the servicing of the Mortgage Loans and the REO Property for actions taken by any such Person in contravention of the Master Servicer's duties hereunder.

         Section 6.02. MERGER, CONSOLIDATION OR CONVERSION OF THE DEPOSITOR OR THE MASTER SERVICER.

         The Depositor and the Master Servicer each will keep in full effect its existence, rights and franchises as a corporation under the laws of the state of its incorporation, and each will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its respective duties under this Agreement.

         Any Person into which the Depositor or the Master Servicer may be merged, consolidated or converted, or any corporation resulting from any merger or consolidation to which the Depositor or the Master Servicer shall be a party, or any Person succeeding to the business of the Depositor or the Master Servicer, shall be the successor of the Depositor or the Master Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person to the Master Servicer shall be qualified to sell mortgage loans to and service mortgage loans for Fannie Mae or Freddie Mac.

         Section 6.03. LIMITATION ON LIABILITY OF THE DEPOSITOR, THE MASTER SERVICER AND OTHERS.

         Neither the Depositor, the Master Servicer nor any of the directors, officers, employees or agents of the Depositor or the Master Servicer shall be under any liability to the Trust Fund or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Depositor or the Master Servicer (but this provision shall protect the above described persons) against any breach of warranties or representations made herein, or against any specific liability imposed on the Master Servicer pursuant to Section 3.01 or any other Section hereof; and provided further that this provision shall not protect the Depositor, the Master Servicer or any such person, against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Depositor, the Master Servicer and any director, officer, employee or agent of the Depositor or the Master Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Depositor, the Master Servicer and any director, officer, employee or agent of the Depositor or the Master Servicer shall be indemnified and held harmless by the Trust Fund against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates (including reasonable legal fees and disbursements of counsel), other than (a) any loss, liability or expense related to Master Servicer's servicing obligations with respect to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) or related to the Master Servicer's obligations under Section 3.01, or (b) any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder. Neither the Depositor nor the Master Servicer shall be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its respective duties under this Agreement and which in its opinion may involve it in any expense or liability; PROVIDED, HOWEVER, that the Depositor or the Master Servicer may in its sole discretion undertake any such action which it may deem necessary or desirable with respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom (except any action or liability related to the Master Servicer's obligations under Section 3.01) shall be expenses, costs and liabilities of the Trust Fund, and the Depositor and the Master Servicer shall be entitled to be reimbursed therefor from the Certificate Account as provided in Section 3.11, any such right of reimbursement being prior to the rights of Certificateholders to receive any amount in the Certificate Account.

         Section 6.04. LIMITATION ON RESIGNATION OF THE MASTER SERVICER.

         The Master Servicer shall not resign from the obligations and duties hereby imposed on it except (a) upon appointment of a successor servicer reasonably acceptable to the Trustee and the Certificate Insurer upon receipt by the Trustee and the Certificate Insurer of a letter from each Rating Agency (obtained by the Master Servicer and at its expense) that such a resignation and appointment will not, in and of itself, result in a downgrading of the Certificates without taking the Certificate Guaranty Insurance Policy into account or (b) upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination permitting the resignation of the Master Servicer shall be evidenced by an Opinion of Counsel (at the expense of the resigning Master Servicer) to such effect delivered to the Trustee and the Certificate Insurer. No such resignation shall become effective until the Trustee or a successor servicer shall have assumed the Master Servicer's responsibilities, duties, liabilities and obligations hereunder.

         Section 6.05. SALE AND ASSIGNMENT OF MASTER SERVICING.

         The Master Servicer may sell and assign its rights and delegate its duties and obligations in their entirety as Master Servicer under this Agreement; PROVIDED, HOWEVER, that: (i) the purchaser or transferee accepting such assignment and delegation (a) shall be a Person which shall be qualified to service mortgage loans for Fannie Mae or Freddie Mac; (b) shall, in the case of successor master servicers only, have a net worth of not less than $10,000,000 (unless otherwise approved by each Rating Agency pursuant to clause (ii) below);
(c) shall be reasonably satisfactory to the Trustee and the Certificate Insurer (as evidenced in a writing signed by the Trustee and the Certificate Insurer) as having a comparable servicing ability to that of the Master Servicer on the Closing Date; (d) shall execute and deliver to the Trustee and the Certificate Insurer an agreement, in form and substance reasonably satisfactory to the Trustee and the Certificate Insurer, which contains an assumption by such Person of the due and punctual performance and observance of each covenant and condition to be performed or observed by it as master servicer under this Agreement and any custodial agreement, from and after the effective date of such agreement; (ii) each Rating Agency shall be given prior written notice of the identity of the proposed successor to the Master Servicer and each Rating Agency's rating of the Certificates in effect immediately prior to such assignment, sale and delegation will not be downgraded or withdrawn as a result of such assignment, sale and delegation without taking the Certificate Guaranty Insurance Policy into account, as evidenced by a letter to such effect obtained by the Master Servicer at its expense and delivered to the Trustee; and (iii) the Master Servicer assigning and selling the master servicing shall deliver to the Trustee an Officer's Certificate and an Opinion of Counsel (at the expense of the Master Servicer), each stating that all conditions precedent to such action under this Agreement have been completed and such action is permitted by and complies with the terms of this Agreement. No such assignment or delegation shall affect any liability of the Master Servicer arising prior to the effective date thereof.

                                   ARTICLE VII

                                     DEFAULT

         Section 7.01. EVENTS OF DEFAULT.

         "Event of Default", wherever used herein, means any one of the following events:

                  (i) any failure by the Master Servicer to deposit into the Certificate Account on each Certificate Account Deposit Date the amounts required to be deposited therein (other than an Advance) under the terms of this Agreement which continues unremedied for two (2) Business Days after such amount was required to be remitted; or

                  (ii) any failure on the part of the Master Servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Master Servicer contained in the Certificates or in this Agreement (including any breach of the Master Servicer's representations and warranties pursuant to Section 2.03(a) which materially and adversely affects the interests of the Certificateholders) which continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee, the Certificate Insurer or to the Master Servicer, the Certificate Insurer and the Trustee by the Holders of Certificates entitled to at least 25% of the Voting Rights; or

                  (iii) a decree or order of a court or agency or supervisory authority having jurisdiction in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law or the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 consecutive days; or

                  (iv) the Master Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Master Servicer or of or relating to all or substantially all of its property; or

                  (v) the Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of or otherwise voluntarily commence a case or proceeding under any applicable bankruptcy, insolvency, reorganization or other similar statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

                  (vi) the Master Servicer shall fail to deposit in the Certificate Account on any Certificate Account Deposit Date an amount equal to any required Advance which continues unremedied for the earlier of (a) a period of two (2) Business Days or (b) the Business Day immediately preceding the Distribution Date.

         If an Event of Default described in clauses (i) - (v) of this Section shall occur, then, and in each and every such case, so long as such Event of Default shall not have been remedied, the Trustee, the Certificate Insurer (unless an Insurer Default is continuing) or the Holders of Certificates entitled to at least 51% of the Voting Rights, by notice in writing to the Master Servicer and the Swap Provider (and to the Trustee if given by such Holders of Certificates), with a copy to the Rating Agencies, may terminate all of the rights and obligations (but not the liabilities) of the Master Servicer under this Agreement and in and to the Trust Fund, other than its rights as a Certificateholder hereunder; PROVIDED, HOWEVER, that the successor to the Master Servicer appointed pursuant to Section 7.02 shall have accepted the duties of Master Servicer effective upon the resignation or termination of the Master Servicer. If an Event of Default described in clause (vi) hereof shall occur, the Trustee shall, by notice to the Master Servicer, the Certificate Insurer and the Depositor, terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Trust Fund, other than its rights as a Certificateholder hereunder; PROVIDED, HOWEVER, that if the Trustee determines (in its sole discretion) that the failure by the Master Servicer to make any required Advance was due to circumstances beyond its control, and the required Advance was otherwise made, the Trustee shall not terminate the Master Servicer. On or after the receipt by the Master Servicer of such notice, all authority and power of the Master Servicer under this Agreement, whether with respect to the Certificates (other than as a Holder thereof) or the Mortgage Loans or otherwise, shall pass to and be vested in the Trustee pursuant to and under this Section, and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise at the expense of the Master Servicer. The Master Servicer agrees to cooperate with (and pay any related costs and expenses of) the Trustee in effecting the termination of the Master Servicer's responsibilities and rights hereunder, including, without limitation, the transfer to the Trustee or the successor Master Servicer for administration by it of (i) the property and amounts which are then or should be part of the Trust Fund or which thereafter become part of the Trust Fund; (ii) originals or copies of all documents of the Master Servicer reasonably requested by the Trustee to enable it to assume the Master Servicer's duties thereunder; (iii) the rights and obligations of the Master Servicer under the Sub-Servicing Agreements with respect to the Mortgage Loans; and (iv) all cash amounts which shall at the time be deposited by the Master Servicer or should have been deposited to the Custodial or the Certificate Account or thereafter be received with respect to the Mortgage Loans. To the extent such costs and expenses are not paid by the Master Servicer, such amounts shall be reimbursed by the Trust Fund subject to the provisions of Section 9.05 of this Agreement. The Trustee shall not be deemed to have breached any obligation hereunder as a result of a failure to make or delay in making any distribution as and when required hereunder caused by the failure of the Master Servicer to remit any amounts received by it or to deliver any documents held by it with respect to the Mortgage Loans. For purposes of this
Section 7.01, the Trustee shall not be deemed to have knowledge of an Event of Default unless a Responsible Officer of the Trustee has actual knowledge thereof or unless notice of any event which is in fact such an Event of Default is received by the Trustee as provided in Section 11.05 and such notice references the Certificates, the Trust Fund or this Agreement.

         Section 7.02. TRUSTEE TO ACT; APPOINTMENT OF SUCCESSOR.

         Within 90 days of the time the Master Servicer receives a notice of termination pursuant to Section 7.01(i) - (v), the Trustee or its appointed agent shall be the successor in all respects to the Master Servicer in its capacity as Master Servicer under this Agreement and the transactions set forth or provided for herein and shall be subject thereafter to all the responsibilities, duties and liabilities relating thereto placed on the Master Servicer including the obligation to make Advances which have been or will be required to be made (except for the responsibilities, duties and liabilities contained in Section 2.03 and its obligations to deposit amounts in respect of losses pursuant to Section 3.12 and 4.01(h)) by the terms and provisions hereof; and provided further, that any failure to perform such duties or responsibilities caused by the Master Servicer's failure to provide information required by Section 4.03 shall not be considered a default by the Trustee hereunder. As compensation therefor, the Trustee shall be entitled to all funds relating to the Mortgage Loans which the Master Servicer would have been entitled to charge to the Custodial Account and the Certificate Account if the Master Servicer had continued to act hereunder. If the Trustee has become the successor to the Master Servicer in accordance with Section 6.04 or Section 7.02, then notwithstanding the above, if the Trustee shall be unwilling to so act, or shall be unable to so act, the Trustee may appoint, or petition a court of competent jurisdiction or appoint, any established housing and home finance institution, which is also a Fannie Mae- or Freddie Mac-approved mortgage servicing institution, having a net worth of not less than $10,000,000 as the successor to the Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder. Pending appointment of a successor to the Master Servicer hereunder, the Trustee shall act in such capacity as herein above provided. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the Master Servicer hereunder. Each of the Sponsor, the Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. In no event shall the successor Master Servicer be liable for the acts or omissions of the predecessor Master Servicer.

         In connection with the termination or resignation of the Master Servicer hereunder, either (i) the successor Master Servicer, including the Trustee if the Trustee is acting as successor Master Servicer, shall represent and warrant that it is a member of MERS in good standing and shall agree to comply in all material respects with the rules and procedures of MERS in connection with the servicing of the Mortgage Loans that are registered with MERS, in which case the predecessor Master Servicer shall cooperate with the successor Master Servicer in causing MERS to revise its records to reflect the transfer of servicing to the successor Master Servicer as necessary under MERS' rules and regulations, or (ii) the predecessor Master Servicer shall cooperate with the successor Master Servicer in causing MERS to execute and deliver an assignment of Mortgage in recordable form to transfer the Mortgage from MERS to the Trustee and to execute and deliver such other notices, documents and other instruments as may be necessary or desirable to effect a transfer of such Mortgage Loan or servicing of such Mortgage Loan on the MERS(R) System to the successor Master Servicer. The predecessor Master Servicer shall file or cause to be filed any such assignment in the appropriate recording office. The predecessor Master Servicer shall bear any and all fees of MERS, costs of preparing any assignments of Mortgage, and fees and costs of filing any assignments of Mortgage that may be required under this Section 7.02. The successor Master Servicer shall cause such assignment to be delivered to the Custodian promptly upon receipt of the original with evidence of recording thereon or a copy certified by the public recording office in which such assignment was recorded.

         Any successor, including the Trustee, to the Master Servicer shall maintain in force during its term as master servicer hereunder policies and fidelity bonds to the same extent as the Master Servicer is so required pursuant to Section 3.18.

         Notwithstanding anything else herein to the contrary, in no event shall the Trustee be liable for any Master Servicing Fee or Sub-Servicing Fee or for any differential in the amount of the Master Servicing Fee or Sub-Servicing Fee paid hereunder and the amount necessary to induce any successor Master Servicer or Sub-Servicer, as applicable, to act as successor Master Servicer or Sub-Servicer, as applicable, under this Agreement and the transactions set forth or provided for herein.

         Section 7.03. NOTIFICATION TO CERTIFICATEHOLDERS.

         (a) Upon any such termination or appointment of a successor to the Master Servicer, the Trustee shall give prompt notice thereof to Certificateholders, the Certificate Insurer and to the Rating Agencies.

         (b) Within 60 days after the occurrence of any Event of Default, the Trustee shall transmit by mail to all Holders of Certificates and the Swap Provider notice of each such Event of Default hereunder known to the Trustee, unless such Event of Default shall have been cured or waived.

         Section 7.04. WAIVER OF EVENTS OF DEFAULT.

         The Holders representing at least 51% of the Voting Rights of Certificates affected by a default or Event of Default hereunder, may waive such default or Event of Default (other than an Event of Default set forth in Section 7.01(vi)); PROVIDED, HOWEVER, that (a) a default or Event of Default under clause (i) of Section 7.01 may be waived only by all of the Holders of Certificates affected by such default or Event of Default and (b) no waiver pursuant to this Section 7.04 shall affect the Holders of Certificates in the manner set forth in the second paragraph of Section 11.01 or materially adversely affect any non-consenting Certificateholder. Upon any such waiver of a default or Event of Default by the Holders representing the requisite percentage of Voting Rights of Certificates affected by such default or Event of Default, such default or Event of Default shall cease to exist and shall be deemed to have been remedied for every purpose hereunder. No such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon except to the extent expressly so waived. The Master Servicer shall give notice of any such waiver to the Rating Agencies.

         Section 7.05. LIST OF CERTIFICATEHOLDERS.

         Upon written request of three or more Certificateholders of record, for purposes of communicating with other Certificateholders with respect to their rights under this Agreement, the Trustee will afford such Certificateholders access during business hours to the most recent list of Certificateholders held by the Trustee.

                                  ARTICLE VIII

                             CONCERNING THE TRUSTEE

         Section 8.01. DUTIES OF TRUSTEE.

         The Trustee, prior to the occurrence of an Event of Default and after the curing or waiver of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. If an Event of Default occurs, is continuing and has not been waived, the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a prudent man would exercise or use under the circumstances in the conduct of his own affairs. Any permissive right of the Trustee enumerated in this Agreement shall not be construed as a duty.

         The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them in accordance with the requirements of this Agreement. If any such instrument is found not to conform to the requirements of this Agreement in a material manner, the Trustee shall take such action as it deems appropriate to have the instrument corrected, and if the instrument is not corrected to the Trustee's satisfaction, the Trustee will provide notice thereof to the Certificateholders. Notwithstanding the foregoing, the Trustee shall not be responsible for the accuracy or content of any resolution, certificate, statement, opinion, report, document, order or other instrument furnished by the Master Servicer hereunder or any Opinion of Counsel required hereunder.

         The Trustee shall prepare and file or cause to be filed on behalf of the Trust Fund any tax return that is required with respect to REMIC 1 and REMIC 2 pursuant to applicable federal, state or local tax laws.

         The Trustee covenants and agrees that it shall perform its obligations hereunder in a manner so as to maintain the status of REMIC 1 and REMIC 2 under the REMIC Provisions and to prevent the imposition of any federal, state or local income, prohibited transaction, contribution or other tax on any of REMIC 1, REMIC 2 or REMIC 3 to the extent that maintaining such status and avoiding such taxes are within the control of the Trustee and are reasonably within the scope of its duties under this Agreement.

         No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

                  (i) Prior to the occurrence of an Event of Default, and after the curing or waiver of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement;

                  (ii) The Trustee shall not be liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

                  (iii) The Trustee shall not be liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the Holders of Certificates entitled to at least 25% of the Voting Rights relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement.

         Section 8.02. CERTAIN MATTERS AFFECTING THE TRUSTEE.

         Except as otherwise provided in Section 8.01:

         (a) The Trustee may conclusively rely upon and shall be fully protected in acting or refraining from acting in reliance upon any resolution, Officers' Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties;

         (b) The Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance therewith;

         (c) The Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement, other than its obligation to give notice pursuant to this Agreement, or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders or the Certificate Insurer shall have offered to the Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities which may be incurred therein or thereby and the Certificate Insurer has given its consent; nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default of which a Responsible Officer of the Trustee's corporate trust department has actual knowledge (which has not been waived or cured), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent man would exercise or use under the circumstances in the conduct of his own affairs;

         (d) The Trustee shall not be liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

         (e) Prior to the occurrence of an Event of Default hereunder and after the curing or waiver of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by the Certificate Insurer or the Holders of Certificates entitled to at least 25% of the Voting Rights with the written consent of the Certificate Insurer; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement reasonable expense of every such examination shall be paid by the Certificateholders or the Certificate Insurer requesting the investigation;

         (f) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, nominees, custodians or attorneys appointed with due care, and shall not be responsible for any willful misconduct or negligence on the part of any agent, attorney, custodian or nominee so appointed;

         (g) The Trustee shall not be required to give any bond or surety with respect to the execution of the trust created hereby or the powers granted hereunder; and

         (h) Whenever in the administration of the provisions of this Agreement the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or suffering any action to be taken hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of gross negligence or bad faith on the part of the Trustee, be deemed to be conclusively proved and established by a certificate signed and delivered to the Trustee and such certificate, in the absence of gross negligence or bad faith on the part of the Trustee, shall be full warrant to the Trustee for any action taken, suffered or omitted by it under the provisions of this Agreement upon the faith thereof.

         The Trustee shall have no obligation to invest and reinvest any cash held in the absence of timely and specific written investment direction from the Master Servicer. In no event shall the Trustee be liable for the selection of investments or for investment losses incurred thereon. The Trustee shall have no liability in respect of losses incurred as a result of the liquidation of any investment incurred as a result of the liquidation of any investment prior to its stated maturity or the failure of the Master Servicer to provide timely written investment direction.

         In order to comply with its duties under the U.S. Patriot Act, the Trustee shall obtain and verify certain information and documentation from other parties hereto, including, but not limited to, such party's name, address and other identifying information.

         The Trustee is hereby directed by the Depositor to execute and deliver the Swap Administration Agreement (and any amendments or supplements to the Swap Administration Agreement as may be requested by the Majority Class C Certificateholder regarding the distributions to be made to it or its designees thereunder). Amounts payable by the Trustee on any Distribution Date to the Swap Administrator shall be paid by the Trustee as provided herein. The Trustee in its individual capacity shall have no responsibility for any of the undertakings, agreements or representations with respect to the Swap Agreement or the Swap Administration Agreement, including, without limitation, for making any payments thereunder.

         (i) It is acknowledged and agreed that the Person serving as Trustee hereunder shall also serve as Swap Administrator under the Swap Administration Agreement and act as Supplemental Interest Trust Trustee under the Swap Agreement. The Trustee, the Swap Administrator and the Supplemental Interest Trust Trustee are hereby directed by the Depositor to execute and deliver the Swap Administration Agreement (and any amendments or supplements to the Swap Administration Agreement) and the Supplemental Interest Trust Trustee is hereby directed to execute and deliver the Swap Agreement, and to make the representations required therein. The Swap Administrator shall not have any liability for any failure or delay in payments to the Trust Fund which are required under the Swap Administration Agreement where such failure or delay is due to the failure or delay of the Swap Provider in making such payment to the Swap Administrator. Each of the Swap Administrator, the Trustee and the Supplemental Interest Trust Trustee shall be entitled to be indemnified and held harmless by the Trust Fund from and against any and all losses, claims, expenses or other liabilities that arise by reason of or in connection with the performance or observance by each of the Swap Administrator, the Trustee and the Supplemental Interest Trust Trustee of its duties or obligations under the Swap Agreement, except to the extent that the same is due to the Swap Administrator's, the Trustee's or the Supplemental Interest Trust Trustee's gross negligence, willful misconduct or fraud. Any Person appointed as successor trustee pursuant to Section 8.09 shall also be required to serve as successor Swap Administrator and successor supplemental interest trust trustee under the Swap Agreement and the Swap Administration Agreement.

         Section 8.03. TRUSTEE NOT LIABLE FOR CERTIFICATES OR MORTGAGE LOANS.

         The recitals contained herein and in the Certificates (other than the signature of the Trustee, the authentication of the Trustee on the Certificates, the acknowledgments of the Trustee contained in Article II) shall be taken as the statements of the Depositor and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations or warranties as to the validity or sufficiency of this Agreement or of the Certificates (other than the signature and authentication of the Trustee on the Certificates) or of any Mortgage Loan or related document, or of MERS or the MERS(R) System. The Trustee shall not be accountable for the use or application by the Depositor of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Depositor or the Master Servicer in respect of the Mortgage Loans or deposited in or withdrawn from the Custodial Account by the Master Servicer.

         Section 8.04. TRUSTEE MAY OWN CERTIFICATES.

         The Trustee in its individual or any other capacity (other than as Trustee hereunder) may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee and may otherwise deal with the parties hereto.

         Section 8.05. TRUSTEE'S FEES.

         On each Distribution Date, the Trustee shall be entitled to withdraw from the Certificate Account as compensation hereunder any amounts earned on funds in the Certificate Account. Such compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) shall be paid for all services rendered by it in the execution of the trusts hereby created and in the exercise and performance of any of the powers and duties hereunder or of the Trustee. Except as otherwise provided in this Agreement, the Trustee and any director, officer, employee or agent of the Trustee shall be indemnified and held harmless by the Trust Fund against any claim, loss, liability, fee or expense incurred in connection with any Event of Default, any breach of this Agreement or any claim or legal action (including any pending or threatened claim or legal action) relating to the acceptance or administration of its trusts hereunder or the Trustee's performance under the Certificates, other than any claim, loss, liability or expense (i) sustained in connection with this Agreement related to the willful misfeasance, bad faith or negligence of the Master Servicer in the performance of its duties hereunder or
(ii) incurred in connection with a breach constituting willful misfeasance, bad faith or negligence of the Trustee in the performance of its duties hereunder or by reason of reckless disregard of its obligations and duties hereunder.

         The Master Servicer shall indemnify the Trustee and any director, officer, employee or agent of the Trustee against any such claim or legal action (including any pending or threatened claim or legal action), loss, liability, fee or expense that may be sustained in connection with this Agreement related to the willful misfeasance, bad faith, or negligence in the performance of the Master Servicer's duties hereunder.

         The provisions of this Section 8.05 shall survive the resignation or removal of the Trustee or the termination of this Agreement.

         Section 8.06. ELIGIBILITY REQUIREMENTS FOR TRUSTEE.

         The Trustee hereunder shall at all times be a corporation or a national banking association organized and doing business under the laws of any state or the United States of America or the District of Columbia, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority. In addition, the Trustee shall at all times be acceptable to the Rating Agency rating the Certificates. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.07. The corporation or national banking association serving as Trustee may have normal banking and trust relationships with the Sponsor and their affiliates or the Master Servicer and its affiliates; PROVIDED, HOWEVER, that such corporation cannot be an affiliate of the Master Servicer other than the Trustee in its role as successor to the Master Servicer.

         Section 8.07. RESIGNATION AND REMOVAL OF THE TRUSTEE.

         The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Master Servicer; with a copy to the Rating Agencies and the Swap Provider; PROVIDED, that such resignation shall not be effective until a successor trustee is appointed and accepts appointment in accordance with the following provisions; PROVIDED, HOWEVER, that the resigning Trustee shall not resign and be discharged from the trusts hereby created until such time as the Rating Agency rating the Certificates approves the successor trustee. Upon receiving such notice of resignation, the Master Servicer shall promptly appoint a successor trustee who meets the eligibility requirements of Section 8.06 by written instrument, in triplicate, one copy of which instrument shall be delivered to each of the resigning Trustee and to the successor trustee. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

         If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 8.06 and shall fail to resign after written request therefor by the Master Servicer, or if at any time the Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, the Master Servicer with the consent of the Certificate Insurer, which consent shall not be unreasonably withheld, may remove the Trustee and appoint a successor trustee who meets the eligibility requirements of Section 8.06 by written instrument, in triplicate, which instrument shall be delivered to the Trustee so removed and to the successor trustee.

         During the continuance of an Insurer Default, the Holders of Certificates entitled to at least 51% of the Voting Rights, may at any time remove the Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Master Servicer, one complete set to the Trustee so removed and one complete set to the successor so appointed. A copy of such instrument shall be delivered to the Certificateholders and the Depositor by the Master Servicer.

         Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor trustee as provided in Section 8.08.

         Section 8.08. SUCCESSOR TRUSTEE.

         Any successor trustee appointed as provided in Section 8.07 shall execute, acknowledge and deliver to the Master Servicer and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein. The predecessor trustee shall after payment of its outstanding fees and expenses, promptly deliver to the successor trustee all assets and records of the Trust Fund held by it hereunder, and the Master Servicer and the predecessor trustee shall execute and deliver all such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations.

         No successor trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 8.06.

         Upon acceptance of appointment by a successor trustee as provided in this Section, the Master Servicer shall mail notice of the succession of such trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register. If the Master Servicer fails to mail such notice within ten days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Master Servicer.

         Section 8.09. MERGER OR CONSOLIDATION OF TRUSTEE.

         Any state bank or trust company or corporation or national banking association into which the Trustee may be merged or converted or with which it may be consolidated or any state bank or trust company or national banking association resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any state bank or trust company or corporation or national banking association succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such state bank or trust company or corporation or national banking association shall be eligible under the provisions of Section 8.06 without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

         Section 8.10. APPOINTMENT OF CO-TRUSTEE OR SEPARATE TRUSTEE.

         Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing the same may at the time be located, the Master Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity, such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section 8.10, such powers, duties, obligations, rights and trusts as the Master Servicer and the Trustee may consider necessary or desirable. If the Master Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment without the Master Servicer. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under
Section 8.06 hereunder and no notice to Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under
Section 8.08 hereof.

         In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 8.10, all rights, powers, duties and obligations conferred or imposed upon the Trustee and required to be conferred or such co-trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Master Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

         Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

         Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

                                   ARTICLE IX

                                   TERMINATION

         Section 9.01. TERMINATION UPON REPURCHASE OR LIQUIDATION OF ALL MORTGAGE LOANS OR UPON PURCHASE OF CERTIFICATES.

         (a) Subject to Section 9.03, the respective obligations and responsibilities of the Depositor, the Master Servicer and the Trustee created hereby (other than the obligations of the Master Servicer to the Trustee pursuant to Section 8.05 and of the Master Servicer to provide for and the Trustee to make payments to Certificateholders as hereafter set forth) shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them hereunder following the earlier to occur of (i) the repurchase by the Master Servicer or its designee of all Mortgage Loans and each REO Property in respect thereof remaining in the Trust Fund at a price equal to (a) 100% of the unpaid principal balance of each Mortgage Loan (other than one as to which a REO Property was acquired) on the day of repurchase together with accrued interest on such unpaid principal balance at the Net Mortgage Rate to the first day of the month in which the proceeds of such repurchase are to be distributed, plus (b) the appraised value of any REO Property (but not more than the unpaid principal balance of the related Mortgage Loan, together with accrued interest on that balance at the Net Mortgage Rate to the first day of the month such repurchase price is distributed), less the good faith estimate of the Master Servicer of liquidation expenses to be incurred in connection with its disposal thereof, such appraisal to be conducted by an appraiser mutually agreed upon by the Master Servicer and the Trustee at the expense of the Master Servicer and plus (c) any Swap Termination Payment payable to the Swap Provider which remains unpaid or which is due to the exercise of such option and plus (d) any unreimbursed amounts owed to the Certificate Insurer under the Certificate Guaranty Insurance Policy, and
(ii) the final payment or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund (or the disposition of all REO Property in respect thereof); PROVIDED, HOWEVER, that in no event shall the trust created hereby continue beyond the earlier of (i) the Distribution Date occurring in March 2036 and (ii) the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof, and PROVIDED FURTHER, that the purchase price set forth above shall be increased as is necessary, as determined by the Master Servicer, to avoid disqualification of any of REMIC 1, REMIC 2 or REMIC 3 as a REMIC. In the case of any repurchase by the Master Servicer pursuant to clause (i), the Master Servicer shall exercise reasonable efforts to cooperate fully with the Trustee in effecting such repurchase and the transfer of the Mortgage Loans and related Mortgage Files and related records to the Master Servicer.

         The right of the Master Servicer or its designee to repurchase all Mortgage Loans pursuant to (i) above shall be conditioned upon the Aggregate Stated Principal Balance of such Mortgage Loans at the time of any such repurchase aggregating an amount equal to or less than 10% of the Cut-off Date Balance of the Mortgage Loans; PROVIDED, HOWEVER, that no such purchase will be permitted if it would result in a draw on the Certificate Guaranty Insurance Policy, unless the Certificate Insurer consents in writing to such purchase. If such right is exercised, the Master Servicer upon such repurchase shall provide to the Trustee, notice of such exercise prior to the Determination Date in the month preceding the month of purchase and the certification required by Section 3.16.

         Written notice of any termination, specifying the Distribution Date upon which the Certificateholders may surrender their Certificates to the Trustee for payment of the final distribution and cancellation, shall be given promptly by the Trustee by letter to the Certificateholders and the Certificate Insurer mailed (a) in the event such notice is given in connection with the Master Servicer's election to repurchase, not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution or (b) otherwise during the month of such final distribution on or before the Determination Date in such month, in each case specifying (i) the Distribution Date upon which final payment of the Certificates will be made upon presentation and surrender of Certificates at the office of the Trustee therein designated, (ii) the amount of any such final payment and (iii) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office of the Trustee therein specified. In the event such notice is given in connection with the Master Servicer or its designee's election to repurchase, the Master Servicer or its designee shall deliver to the Trustee for deposit in the Certificate Account on the Business Day immediately preceding the Distribution Date specified in such notice an amount equal to the above-described repurchase price payable out of its own funds. Upon presentation and surrender of the Certificates by the Certificateholders, the Trustee shall first, pay itself its fee for such Distribution Date (as described in Section
8.05 ) and any other amounts owing to the Trustee under this Agreement, and second, distribute to the Certificateholders and the Certificate Insurer (i) the amount otherwise distributable on such Distribution Date, if not in connection with the Master Servicer's election to repurchase, or (ii) if the Master Servicer elected to so repurchase, an amount determined as follows: with respect to each Regular Certificate, the outstanding Certificate Principal Balance thereof, plus with respect to each Regular Certificate (other than the Class P Certificates), one month's interest thereon at the applicable Pass-Through Rate and any Unpaid Interest Shortfall Amount, plus with respect to each Offered Certificate, any unpaid Allocated Realized Loss Amount; and with respect to the Class R Certificates, the Percentage Interest evidenced thereby multiplied by the difference, if any, between the above described repurchase price and the aggregate amount to be distributed to the Holders of the Regular Certificates, subject to the priorities set forth in Section 4.01; and with respect to the Certificate Insurer, any amounts owed under the Certificate Guaranty Insurance Policy. Notwithstanding the foregoing, by acceptance of the Class R Certificates, the Holders of the Class R Certificates agree, in connection with any termination hereunder, to assign and transfer any amounts received in respect of such termination to the Holders of the Class C Certificates and to pay any such amounts to the Holders of the Class C Certificates. Upon certification to the Trustee and the Custodian by a Servicing Officer, following such final deposit, the Custodian shall promptly release the Mortgage Files as directed by the Master Servicer for the remaining Mortgage Loans, and the Trustee shall execute all assignments, endorsements and other instruments required by the Master Servicer as being necessary to effectuate such transfer.

         In the event that all of the Certificateholders shall not surrender their Certificates for cancellation within six months after the time specified in the above-mentioned notice, the Trustee shall give a second notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within six months after the second notice all of the Certificates shall not have been surrendered for cancellation, the Trustee shall take reasonable steps as directed by the Depositor in writing, or appoint an agent to take reasonable steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds and other assets which remain subject hereto. If within nine months after the second notice all the Certificates shall not have been surrendered for cancellation, the Class R Certificateholders shall be entitled to all unclaimed funds and other assets which remain subject hereto.

         Section 9.02. TERMINATION OF REMIC 2.

         REMIC 2 shall be terminated on the earlier of the Final Distribution Date and the date on which it is deemed to receive the last deemed distributions on the REMIC 1 Regular Interests and the last distribution due on the REMIC 2 Regular Interests and the Class R Certificates (in respect of the Class R-2 Interest) is made.

         Section 9.03. ADDITIONAL TERMINATION REQUIREMENTS.

         (a) In the event the Master Servicer repurchases the Mortgage Loans as provided in Section 9.01, the Trust Fund shall be terminated in accordance with the following additional requirements, unless the Master Servicer, at its own expense, obtains for the Trustee an Opinion of Counsel to the effect that the failure of the Trust Fund to comply with the requirements of this Section 9.03 will not (i) result in the imposition on the Trust of taxes on "prohibited transactions," as described in Section 860F of the Code, or (ii) cause either REMIC 1, REMIC 2 or REMIC 3 to fail to qualify as a REMIC at any time that any Certificate is outstanding:

                  (i) The Trustee shall establish a 90-day liquidation period for REMIC 1 and REMIC 2, as the case may be, and specify the first day of such period in a statement attached to the Trust Fund's final Tax Return pursuant to Treasury regulations Section 1.860F-1. The Trustee also shall satisfy all of the requirements of a qualified liquidation for REMIC 1 and REMIC 2, as the case may be, under Section 860F of the Code and regulations thereunder; and

                  (ii) The Master Servicer shall notify the Trustee at the commencement of such 90-day liquidation period and, at or prior to the time of making of the final payment on the Certificates, the Trustee shall sell or otherwise dispose of all of the remaining assets of the Trust Fund in accordance with the terms hereof.

                  (b) Each Holder of a Certificate and the Trustee hereby irrevocably approves and appoints the Master Servicer as its attorney-in-fact to adopt a plan of complete liquidation for REMIC 1 and REMIC 2 at the expense of the Trust Fund in accordance with the terms and conditions of this Agreement.ARTICLE X

                                    ARTICLE X

                                REMIC PROVISIONS

         Section 10.01. REMIC ADMINISTRATION.

         (a) The Trustee shall make an election to treat the Trust Fund as three REMICs under the Code and, if necessary, under applicable state law. Each such election will be made on Form 1066 or other appropriate federal tax or information return (including Form 8811) or any appropriate state return for the taxable year ending on the last day of the calendar year in which the Certificates are issued. For the purposes of the REMIC elections in respect of the Trust Fund, (i) the Class R-1 Interest will constitute the sole Class of "residual interest" in REMIC 1, and (ii) the Class R-2 Interest will constitute the sole Class of "residual interest" in REMIC 2, and the Regular Certificates shall be designated as the "regular interest" in REMIC 2. The Master Servicer and the Trustee shall not permit the creation of any "interests" (within the meaning of Section 860G of the Code) in REMIC 1, REMIC 2 or REMIC 3 other than the REMIC 1 Regular Interests and the Class R-1 Interest (in the case of REMIC
1), and the Regular Certificates and the Class R-2 Interest (in the case of REMIC 2). The Trustee will apply for an Employee Identification Number from the IRS via form SS-4 or any other acceptable method for each of REMIC 1 and REMIC 2.

         (b) The Closing Date is hereby designated as the "startup day" of the Trust Fund within the meaning of Section 860G(a)(9) of the Code.

         (c) The Trustee shall pay out of its own funds, without any right of reimbursement, any and all expenses relating to any tax audit of the REMICs (including, but not limited to, any professional fees or any administrative or judicial proceedings with respect to the REMICs that involve the Internal Revenue Service or state tax authorities), other than the expense of obtaining any tax-related Opinion of Counsel except as specified herein. The Trustee, as agent for the REMICs' tax matters person, shall (i) act on behalf of the REMICs in relation to any tax matter or controversy involving the Trust Fund and (ii) represent the Trust Fund in any administrative or judicial proceeding relating to an examination or audit by any governmental taxing authority with respect thereto. By their acceptance thereof, the Holder of the largest Percentage Interest of the Class R Certificates hereby agrees to irrevocably appoint the Trustee or an Affiliate as its agent to perform all of the duties of the tax matters person for the REMICs.

         (d) The Trustee shall prepare, sign and file all of the Tax Returns (including Form 8811, which must be filed within 30 days of the Closing Date) in respect of the REMICs created hereunder. The expenses of preparing and filing such returns shall be borne by the Trustee without any right of reimbursement therefor. The Master Servicer shall provide on a timely basis to the Trustee or its designee such information with respect to the assets of the REMICs as is in its possession and reasonably required by the Trustee to enable it to perform its obligations under this Article X.

         (e) The Trustee shall perform on behalf of the REMICs all reporting and other tax compliance duties that are the responsibility of the REMICs under the Code, the REMIC Provisions or other compliance guidance issued by the Internal Revenue Service or any state or local taxing authority. Among its other duties, as required by the Code, the REMIC Provisions or other such compliance guidance, the Trustee shall provide (i) to any Transferor of a Class R Certificate such information as is necessary for the application of any tax relating to the transfer of a Class R Certificate to any Person who is not a Permitted Transferee, (ii) to the Certificateholders such information or reports as are required by the Code or the REMIC Provisions including reports relating to interest, original issue discount and market discount or premium (using the Prepayment Assumption as required) and (iii) to the Internal Revenue Service the name, title, address and telephone number of the person who will serve as the representative of the REMICs. The Master Servicer shall provide on a timely basis to the Trustee such information with respect to the assets of the REMICs, including, without limitation, the Mortgage Loans, as is in its possession and reasonably required by the Trustee to enable it to perform its obligations under this subsection. In addition, the Depositor shall provide or cause to be provided to the Trustee, within ten (10) days after the Closing Date, all information or data that the Trustee reasonably determines to be relevant for tax purposes as to the valuations and issue prices of the Certificates, including, without limitation, the price, yield, prepayment assumption and projected cash flow of the Certificates.

         (f) The Trustee shall take such action and shall cause the REMICs created hereunder to take such action as shall be necessary to create or maintain the status thereof as REMICs under the REMIC Provisions (and the Master Servicer shall assist it, to the extent reasonably requested by it). The Trustee shall not take any action, cause the Trust Fund to take any action or fail to take (or fail to cause to be taken) any action that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of the REMIC 1, REMIC 2 or REMIC 3 as REMICs or (ii) result in the imposition of a tax upon the REMICs (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in Section 860G(d) of the Code) (either such event, an "Adverse REMIC Event") unless the Trustee has received an Opinion of Counsel, addressed to the Trustee (at the expense of the party seeking to take such action but in no event at the expense of the Trustee) to the effect that the contemplated action will not, with respect to the REMICs created hereunder, endanger such status or result in the imposition of such a tax, nor shall the Master Servicer take or fail to take any action (whether or not authorized hereunder) as to which the Trustee has advised it in writing that it has received an Opinion of Counsel to the effect that an Adverse REMIC Event could occur with respect to such action. In addition, prior to taking any action with respect to the REMICs or the assets of the REMICs, or causing the REMICs to take any action, which is not contemplated under the terms of this Agreement, the Master Servicer will consult with the Trustee or its designee, in writing, with respect to whether such action could cause an Adverse REMIC Event to occur with respect to the Trust Fund, and the Master Servicer shall not take any such action or cause the Trust Fund to take any such action as to which the Trustee has advised it in writing that an Adverse REMIC Event could occur. The Trustee may consult with counsel to make such written advice, and the cost of same shall be borne by the party seeking to take the action not permitted by this Agreement, but in no event shall such cost be an expense of the Trustee. At all times as may be required by the Code, the Trustee will ensure that substantially all of the assets of the REMICs created hereunder will consist of "qualified mortgages" as defined in Section 860G(a)(3) of the Code and "permitted investments" as defined in Section 860G(a)(5) of the Code. (g) In the event that any tax is imposed on "prohibited transactions" of the REMICs created hereunder as defined in Section 860F(a)(2) of the Code, on the "net income from foreclosure property" of the REMICs as defined in Section 860G(c) of the Code, on any contributions to the REMICs after the Startup Day therefor pursuant to Section 860G(d) of the Code, or any other tax is imposed by the Code or any applicable provisions of state or local tax laws, such tax shall be charged (i) to the Trustee pursuant to Section
10.03 hereof, if such tax arises out of or results from a breach by the Trustee of any of its obligations under this Article X, (ii) to the Master Servicer pursuant to Section 10.03 hereof, if such tax arises out of or results from a breach by the Master Servicer of any of its obligations under Article III or this Article X, or otherwise, (iii) to the Master Servicer as provided in
Section 3.05 and (iv) against amounts on deposit in the Certificate Account and shall be paid by withdrawal therefrom to the extent not required to be paid by the Master Servicer or the Trustee pursuant to another provision of this Agreement.

         (h) On or before April 15 of each calendar year, commencing April 15, 2006, the Trustee shall deliver to the Master Servicer and the Rating Agency a Certificate from a Responsible Officer of the Trustee stating the Trustee's compliance with this Article X.

         (i) The Trustee shall, for federal income tax purposes, maintain books and records with respect to the REMICs on a calendar year and on an accrual basis.

         (j) Following the Startup Day, the Trustee shall not accept any contributions of assets to the REMICs other than in connection with any Qualified Substitute Mortgage Loan delivered in accordance with Section 2.04 unless it shall have received an Opinion of Counsel to the effect that the inclusion of such assets in the REMICs will not cause the REMIC 1, REMIC 2 or REMIC 3 to fail to qualify as REMICs at any time that any Certificates are outstanding or subject either REMIC 1, REMIC 2 or REMIC 3 to any tax under the REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.

         (k) Neither the Trustee nor the Master Servicer shall enter into any arrangement by which the REMICs will receive a fee or other compensation for services nor permit the REMICs to receive any income from assets other than "qualified mortgages" as defined in Section 860G(a)(3) of the Code or "permitted investments" as defined in Section 860G(a)(5) of the Code.

         Section 10.02. PROHIBITED TRANSACTIONS AND ACTIVITIES.

         None of the Depositor, the Master Servicer or the Trustee shall sell, dispose of or substitute for any of the Mortgage Loans (except in connection with (i) the foreclosure of a Mortgage Loan, including but not limited to, the acquisition or sale of a Mortgaged Property acquired by deed in lieu of foreclosure, (ii) the bankruptcy of the Trust Fund, (iii) the termination of REMIC 1, REMIC 2 or REMIC 3 pursuant to Article IX of this Agreement, (iv) a substitution pursuant to Article II of this Agreement or (v) a purchase of Mortgage Loans pursuant to Article II or III of this Agreement), nor acquire any assets for the Trust Fund (other than REO Property acquired in respect of a defaulted Mortgage Loan), nor sell or dispose of any investments in the Custodial Account or the Certificate Account for gain, nor accept any contributions to the REMICs after the Closing Date (other than a Qualified Substitute Mortgage Loan delivered in accordance with Section 2.04), unless it has received an Opinion of Counsel, addressed to the Trustee (at the expense of the party seeking to cause such sale, disposition, substitution, acquisition or contribution but in no event at the expense of the Trustee) that such sale, disposition, substitution, acquisition or contribution will not (a) affect adversely the status of REMIC 1, REMIC 2 or REMIC 3 as REMICs or (b) cause the Trust Fund to be subject to a tax on "prohibited transactions" or "contributions" pursuant to the REMIC Provisions.

         Section 10.03. MASTER SERVICER AND TRUSTEE INDEMNIFICATION.

         (a) The Trustee agrees to indemnify the Trust Fund, the Depositor, and the Master Servicer for any taxes and costs including, without limitation, any reasonable attorneys' fees imposed on or incurred by the Trust Fund, the Depositor or the Master Servicer, as a result of a breach of the Trustee's covenants set forth in this Article X.

         (b) The Master Servicer agrees to indemnify the Trust Fund, the Depositor and the Trustee for any taxes and costs including, without limitation, any reasonable attorneys' fees imposed on or incurred by the Trust Fund, the Certificate Insurer, the Depositor or the Trustee, as a result of a breach of the Master Servicer's covenants set forth in Article III or this Article X, in each case with respect to compliance with the REMIC Provisions.

                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

         Section 11.01. AMENDMENT.

         This Agreement may be amended from time to time by the Depositor, the Master Servicer and the Trustee, with the consent of the Certificate Insurer and without the consent of any of the Certificateholders or the Swap Provider, (i) to cure any ambiguity, (ii) to correct or supplement any provisions herein which may be defective or inconsistent with any other provisions herein or to correct any error, (iii) to amend this Agreement in any respect subject to the provisions in clauses (A) and (B) below, or (iv) if such amendment, as evidenced by an Opinion of Counsel (provided by the Person requesting such amendment) delivered to the Trustee, is reasonably necessary to comply with any requirements imposed by the Code or any successor or amendatory statute or any temporary or final regulation, revenue ruling, revenue procedure or other written official announcement or interpretation relating to federal income tax laws or any proposed such action which, if made effective, would apply retroactively to the Trust Fund at least from the effective date of such amendment; PROVIDED that such action (except any amendment described in (iv) above) shall not adversely affect in any material respect the interests of any Certificateholder (other than Certificateholders who shall consent to such amendment) and the Certificate Insurer, as evidenced by (A) an Opinion of Counsel (provided by the Person requesting such amendment) delivered to the Trustee, the Certificate Insurer and (B) a letter from each Rating Agency, confirming that such amendment shall not cause it to lower its rating on any of the Certificates without taking the Certificate Guaranty Insurance Policy into account.

         This Agreement may also be amended from time to time by the Depositor, the Master Servicer and the Trustee and Holders of Certificates entitled to at least 66-2/3% of the Voting Rights for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of Certificates; PROVIDED, HOWEVER, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without the consent of the Holder of such Certificate, (ii) adversely affect in any material respect the interests of the Holders of any Class of Certificates in a manner other than as described in (i), without the consent of the Holders of Certificates of such Class evidencing at least 66-2/3% of the Voting Rights of such Class, or (iii) reduce the aforesaid percentage of Certificates the Holders of which are required to consent to any such amendment, without the consent of the Holders of all Certificates then outstanding. Notwithstanding any other provision of this Agreement, for purposes of the giving or withholding of consents pursuant to this Section 11.01, Certificates registered in the name of the Sponsor or the Master Servicer or any affiliate thereof shall be entitled to Voting Rights with respect to matters described in (i), (ii) and (iii) of this paragraph.

         Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel (provided by the Person requesting such amendment) to the effect that such amendment will not result in the imposition of any tax on either REMIC 1, REMIC 2 or REMIC 3 pursuant to the REMIC Provisions or cause either REMIC 1, REMIC 2 or REMIC 3 to fail to qualify as a REMIC at any time that any Certificates are outstanding.

         Promptly after the execution of any such amendment the Trustee shall furnish a copy of such amendment or a written statement describing the amendment to each Certificateholder, with a copy to the Rating Agencies and the Swap Provider.

         It shall not be necessary for the consent of Certificateholders under this Section 11.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

         Notwithstanding any of the other provisions of this Section 11.01, none of the Depositor, the Master Servicer or the Trustee shall enter into any amendment to Section 4.09 or Section 4.01(e)(vi) of this Agreement without the prior written consent of the Swap Provider and shall not enter into an amendment that has a materially adverse effect on the Swap Provider without the Swap Provider's consent.

         Prior to executing any amendment pursuant to this Section, the Trustee shall be entitled to receive an Opinion of Counsel (provided by the Person requesting such amendment) to the effect that such amendment is authorized or permitted by this Agreement. The cost of any Opinion of Counsel delivered pursuant to this Section 11.01 shall be an expense of the party requesting such amendment, but in any case shall not be an expense of the Trustee.

         The Trustee may, but shall not be obligated to, enter into any amendment pursuant to this Section that affects its rights, duties and immunities under this Agreement or otherwise.

         Section 11.02. RECORDATION OF AGREEMENT; COUNTERPARTS.

         To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer at the expense of the Certificateholders, but only upon direction of the Depositor accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

         For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

         Section 11.03. LIMITATION ON RIGHTS OF CERTIFICATEHOLDERS.

         The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust Fund, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

         No Certificateholder shall have any right to vote (except as expressly provided for herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third party by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

         No Certificateholder shall have any right by virtue of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a notice of an Event of Default, or of a default by the Sponsor or the Trustee in the performance of any obligation hereunder, and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates entitled to at least 51% of the Voting Rights shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding. It is understood and intended, and expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

         Section 11.04. GOVERNING LAW.

         This Agreement and the Certificates shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

         Section 11.05. NOTICES.

         All demands, notices and direction hereunder shall be in writing and shall be deemed effective upon receipt when delivered to (a) in the case of the Depositor, 1401 Dove Street, Newport Beach, California 92660, Attention: General Counsel, or such other address as may hereafter be furnished to the other parties hereto in writing; (b) in the case of Impac Funding, 1401 Dove Avenue, Newport Beach, California 92660, Attention: General Counsel, or such other address as may hereafter be furnished to the other parties hereto in writing;
(c) in the case of the Trustee, to its Corporate Trust Office, or such other address as may hereafter be furnished to the other parties hereto in writing; or
(d) in the case of the Rating Agencies, [Standard & Poor's, 55 Water Street, 41st Floor, New York, NY 10041], Attention: Asset Backed Surveillance Department; and [Moody's, Moody's Investors Service, Inc., Residential Mortgage Monitoring Department, 99 Church Street, New York, New York 10007]; (e) in the case of the ____________________, Attention: ____________ or such other address as may be hereafter furnished to the Depositor, the Trustee and the Master Servicer in writing by the Certificate Insurer; or (f) in the case of the Swap Provider, ____________________, Attention: ____________. Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

         Section 11.06. SEVERABILITY OF PROVISIONS.

         If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

         Section 11.07. SUCCESSORS AND ASSIGNS.

         The provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto, and all such provisions shall inure to the benefit of the Trustee, the Certificate Insurer and the Certificateholders.

         Section 11.08. ARTICLE AND SECTION HEADINGS.

         The article and Section headings herein are for convenience of reference only, and shall not limit or otherwise affect the meaning hereof.

         Section 11.09. NOTICE TO RATING AGENCIES.

         The Trustee shall use its best efforts to promptly provide notice to each Rating Agency and the Certificate Insurer referred to below with respect to each of the following of which it has actual knowledge:

                  1. Any material change or amendment to this Agreement;

                  2. The occurrence of any Event of Default that has not been cured;

                  3. The resignation or termination of the Master Servicer or the Trustee;

                  4. The repurchase or substitution of Mortgage Loans pursuant to Section 2.04;

                  5. The final payment to Certificateholders; and

                  6. Any change in the location of the Custodial Account or the Certificate Account.

         In addition, the Trustee shall promptly furnish to the Rating Agency copies of each report to Certificateholders described in Section 4.02; and the Master Servicer shall promptly furnish to the Rating Agency copies of each annual independent public accountants' servicing report received as described in
Section 3.20.

         Any such notice pursuant to this Section 11.09 shall be in writing and shall be deemed to have been duly given if personally delivered or mailed by first class mail, postage prepaid, or by express delivery service to (i) in the case of [Standard & Poor's, 55 Water Street, 41st Floor, New York, New York 10041], Attention: [Asset Backed Surveillance Department] and (ii) in the case of [Moody's, Residential Mortgage Monitoring Department, 99 Church Street, New York, New York 10007], or, in each case, such other address as either such Rating Agency may designate in writing to the parties thereto.

         Section 11.10. RIGHTS OF THE CERTIFICATE INSURER.

         (a) The Certificate Insurer is an express third-party beneficiary of this Agreement.

         (b) On each Distribution Date the Trustee shall make available to the Certificate Insurer a copy of the reports made available to the Certificateholders and the Depositor on such Distribution Date.

         (c) The Trustee shall provide to the Certificate Insurer copies of any report, notice, Opinion of Counsel, Officers' Certificate, request for consent or request for amendment to any document related hereto promptly upon the Trustee's production or receipt thereof.

         (d) Unless an Insurer Default exists, the Trustee and the Depositor shall not agree to any amendment to this Agreement without first having obtained the prior written consent of the Certificate Insurer, which consent shall not be unreasonably withheld.

         (e) So long as there does not exist a failure by the Certificate Insurer to make a required payment under the Policy, the Certificate Insurer shall have the right to exercise all rights of the Holders of the Class A-1W Certificates under this Agreement without any consent of such Holders, and such Holders may exercise such rights only with the prior written consent of the Certificate Insurer, except as provided herein.

         (f) The Certificate Insurer shall not be entitled to exercise any of its rights hereunder so long as there exists a failure by the Certificate Insurer to make a required payment under the Certificate Guaranty Insurance Policy.

         Section 11.11. THIRD PARTY RIGHTS.

         The Swap Provider and the Swap Administrator shall be third-party beneficiaries of this Agreement to the same extent as if they were parties hereto, and shall have the right to enforce the provisions of this Agreement.

         IN WITNESS WHEREOF, the Depositor, the Master Servicer and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized all as of the day and year first above written.


                                        IMPAC SECURED ASSETS CORP.,
                                        Depositor


                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:


                                        IMPAC FUNDING CORPORATION
                                        Master Servicer


                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:


                                        [NAME OF THE TRUSTEE]
                                        Trustee


                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:

STATE OF CALIFORNIA            )
                                                   ) ss.:
COUNTY OF ORANGE               )


         On the ___ day of ___________, 200_, before me, a notary public in and for said State, personally appeared ___________, known to me to be the ___________ of Impac Secured Assets Corp., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                        ________________________________________
                                        Notary Public

[Notarial Seal]

STATE OF CALIFORNIA            )
                               ) ss.:
COUNTY OF ORANGE               )


         On the ___ day of _________, 200_, before me, a notary public in and for said State, personally appeared _____________, known to me to be ________________ of Impac Funding Corporation, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                        ________________________________________
                                        Notary Public

[Notarial Seal]

STATE OF CALIFORNIA            )
                               ) ss.:
COUNTY OF ORANGE               )


         On the ___ day of ____________, 200_, before me, a notary public in and for said State, personally appeared ___________________, known to me to be a(n) _______________ of [NAME OF THE TRUSTEE], the entity that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                        ________________________________________
                                        Notary Public

[Notarial Seal]

                                    EXHIBIT A

                         FORM OF CLASS A-[] CERTIFICATE


           SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

           THIS CERTIFICATE SHALL INITIALLY BE ISSUED AS ONE OR MORE CERTIFICATES REGISTERED IN THE NAME OF THE DEPOSITORY OR ITS NOMINEE AND, EXCEPT AS PROVIDED BELOW, REGISTRATION OF SUCH CERTIFICATES MAY NOT BE TRANSFERRED BY THE TRUSTEE EXCEPT TO ANOTHER DEPOSITORY THAT AGREES TO HOLD SUCH CERTIFICATES FOR THE RESPECTIVE CERTIFICATE OWNERS WITH OWNERSHIP INTERESTS THEREIN. THE CERTIFICATE OWNERS SHALL HOLD THEIR RESPECTIVE OWNERSHIP INTERESTS IN AND TO EACH OF SUCH BOOK-ENTRY CERTIFICATES THROUGH THE BOOK-ENTRY FACILITIES OF THE DEPOSITORY AND, EXCEPT AS PROVIDED BELOW, SHALL NOT BE ENTITLED TO DEFINITIVE CERTIFICATES IN RESPECT OF SUCH OWNERSHIP INTERESTS. ALL TRANSFERS BY CERTIFICATE OWNERS OF THEIR RESPECTIVE OWNERSHIP IN THE BOOK-ENTRY CERTIFICATES SHALL BE MADE IN ACCORDANCE WITH THE PROCEDURES ESTABLISHED BY THE DEPOSITORY PARTICIPANT OR BROKERAGE FIRM REPRESENTING SUCH CERTIFICATE OWNER. EACH DEPOSITORY PARTICIPANT SHALL TRANSFER THE OWNERSHIP INTERESTS ONLY IN THE BOOK-ENTRY CERTIFICATES OF CERTIFICATE OWNERS IT REPRESENTS OR OF BROKERAGE FIRMS FOR WHICH IT ACTS AS AGENT IN ACCORDANCE WITH THE DEPOSITORY'S NORMAL PROCEDURES. THE TRUSTEE SHALL NOT BE REQUIRED TO MONITOR, DETERMINE OR INQUIRE AS TO COMPLIANCE WITH THE TRANSFER RESTRICTIONS WITH RESPECT TO THE BOOK-ENTRY CERTIFICATES, AND THE TRUSTEE SHALL HAVE NO LIABILITY FOR TRANSFERS OF OWNERSHIP INTERESTS IN THE BOOK-ENTRY CERTIFICATES MADE THROUGH THE BOOK-ENTRY FACILITIES OF THE DEPOSITORY OR BETWEEN OR AMONG DEPOSITORY PARTICIPANTS OR CERTIFICATE OWNERS, MADE IN VIOLATION OF THE APPLICABLE RESTRICTIONS.

Certificate No. 1                                   Adjustable Pass-Through Rate

Class A-[]  Senior

Date of Pooling and Servicing Agreement and         Percentage Interest: [_]%
Cut-off Date: _________, 200_

First Distribution Date: _________, 200_            Aggregate Initial [Certificate Principal]
                                                    [Notional] Balance of the Class A-[]
                                                    Certificates: $[_____________]

Master Servicer:                                    Initial [Certificate Principal] [Notional]

Impac Funding Corporation                           Balance of this Certificate:

                                                    $[____________]

Assumed Final                                       CUSIP: [_________]
Distribution Date: [_____________], 20__


                        MORTGAGE PASS-THROUGH CERTIFICATE

                                  SERIES 200_-_

           evidencing a percentage interest in the distributions allocable to the Class A-[] Certificates with respect to a Trust Fund consisting primarily of a pool of conforming one- to four-family adjustable-rate first lien mortgage loans formed and sold by IMPAC SECURED ASSETS CORP.


           This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Impac Secured Assets Corp., the Master Servicer, the Trustee referred to below or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Impac Secured Assets Corp., the Master Servicer, the Trustee or any of their affiliates. None of the Depositor, the Master Servicer or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

           This certifies that Cede & Co. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Initial Certificate Principal Balance of this Certificate by the aggregate Initial Certificate Principal Balance of all Class A-[] Certificates, both as specified above) in certain distributions with respect to the Trust Fund consisting primarily of an interest in a pool of conforming one- to four-family adjustable-rate first lien mortgage loans (the "Mortgage Loans"), formed and sold by Impac Secured Assets Corp. (hereinafter called the "Depositor," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Depositor, the Master Servicer and ___________, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

           Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such Distribution Date (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount of interest and principal, if any , required to be distributed to Holders of Class A-[] Certificates on such Distribution Date.

           [CLASS 5-A ONLY] [Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered on the Business Day immediately preceding such Distribution Date (the "Record Date"), from the Available Funds in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount of interest and principal, if any, required to be distributed to Holders of Class 5-A-1 Certificates on such Distribution Date.]

           Distributions on this Certificate will be made either by the Trustee or by a Paying Agent appointed by the Trustee either in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Trustee or such Paying Agent at least 5 Business Days prior to the related Record Date, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

           Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of distributions allocable to principal.

           This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

           The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

           As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Trustee, the Depositor and the Master Servicer of advances made, or certain expenses incurred, by either of them.

           The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Depositor, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66-2/3% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

           As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

           The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

           No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

           The Depositor, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Depositor, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

           This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

           The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the purchase by the Subservicer from the Trust Fund of all remaining Mortgage Loans and each REO Property in respect thereof remaining in the Trust Fund, thereby effecting early retirement of the Certificates and (ii) the final payment or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund (or the disposition of all REO Property in respect thereof). The Agreement permits, but does not require, the Subservicer to purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all REO Property; provided, that any such option may only be exercised on the Distribution Date after the aggregate Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than one percent of the aggregate Stated Principal Balance of the Mortgage Loans at the Cut-off Date.

           Unless the certificate of authentication hereon has been executed by the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

           IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.


Dated: ___________, 200_                            ____________________________
                                                    as Trustee


                                                    By:_________________________
                                                         Authorized Signatory



                         CERTIFICATE OF AUTHENTICATION

           This is one of the Class A-[] Certificates referred to in the within-mentioned Agreement.


                                                    ____________________________
                                                    as Trustee


                                                    By:_________________________
                                                         Authorized Signatory

                                   ASSIGNMENT

           FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _____________________________________ (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

           I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

________________________________________________________________________________

________________________________________________________________________________


Dated:
                                           _____________________________________
                                           Signature by or on behalf of assignor


                                           _____________________________________
                                           Signature by or on behalf of assignor

                            DISTRIBUTION INSTRUCTIONS

           The assignee should include the following for purposes of distribution:

           Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ________________________________________________, for the account of ____________________________________________________________,
account number___________, or, if mailed by check, to _________________________,
Applicable statements should be mailed to _____________________________________,
_______________________________________________________________________________.

This information is provided by _______________________________________________, the assignee named above, or __________________________________________________,
as its agent.

                                   EXHIBIT B-1

                        FORM OF CLASS [M]-[_] CERTIFICATE


           THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR CERTIFICATES[, THE CLASS M-[]] CERTIFICATES AS DESCRIBED IN THE AGREEMENT (AS DEFINED BELOW).

           SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

           THIS CERTIFICATE SHALL INITIALLY BE ISSUED AS ONE OR MORE CERTIFICATES REGISTERED IN THE NAME OF THE DEPOSITORY OR ITS NOMINEE AND, EXCEPT AS PROVIDED BELOW, REGISTRATION OF SUCH CERTIFICATES MAY NOT BE TRANSFERRED BY THE TRUSTEE EXCEPT TO ANOTHER DEPOSITORY THAT AGREES TO HOLD SUCH CERTIFICATES FOR THE RESPECTIVE CERTIFICATE OWNERS WITH OWNERSHIP INTERESTS THEREIN. THE CERTIFICATE OWNERS SHALL HOLD THEIR RESPECTIVE OWNERSHIP INTERESTS IN AND TO EACH OF SUCH BOOK-ENTRY CERTIFICATES THROUGH THE BOOK-ENTRY FACILITIES OF THE DEPOSITORY AND, EXCEPT AS PROVIDED BELOW, SHALL NOT BE ENTITLED TO DEFINITIVE CERTIFICATES IN RESPECT OF SUCH OWNERSHIP INTERESTS. ALL TRANSFERS BY CERTIFICATE OWNERS OF THEIR RESPECTIVE OWNERSHIP IN THE BOOK-ENTRY CERTIFICATES SHALL BE MADE IN ACCORDANCE WITH THE PROCEDURES ESTABLISHED BY THE DEPOSITORY PARTICIPANT OR BROKERAGE FIRM REPRESENTING SUCH CERTIFICATE OWNER. EACH DEPOSITORY PARTICIPANT SHALL TRANSFER THE OWNERSHIP INTERESTS ONLY IN THE BOOK-ENTRY CERTIFICATES OF CERTIFICATE OWNERS IT REPRESENTS OR OF BROKERAGE FIRMS FOR WHICH IT ACTS AS AGENT IN ACCORDANCE WITH THE DEPOSITORY'S NORMAL PROCEDURES. THE TRUSTEE SHALL NOT BE REQUIRED TO MONITOR, DETERMINE OR INQUIRE AS TO COMPLIANCE WITH THE TRANSFER RESTRICTIONS WITH RESPECT TO THE BOOK-ENTRY CERTIFICATES, AND THE TRUSTEE SHALL HAVE NO LIABILITY FOR TRANSFERS OF OWNERSHIP INTERESTS IN THE BOOK-ENTRY CERTIFICATES MADE THROUGH THE BOOK-ENTRY FACILITIES OF THE DEPOSITORY OR BETWEEN OR AMONG DEPOSITORY PARTICIPANTS OR CERTIFICATE OWNERS, MADE IN VIOLATION OF THE APPLICABLE RESTRICTIONS.

           ANY TRANSFEREE SHALL BE DEEMED TO HAVE MADE THE REPRESENTATION SET FORTH IN SECTION 5.02(C) OF THE POOLING AND SERVICING AGREEMENT.

Certificate No. 1                                   Adjustable Pass-Through Rate

Class [M]-[ ]                                       Aggregate Initial Certificate Principal
                                                    Balance of $[____________]
the Class [M]-[ ] Certificates:

Date of Pooling and Servicing                       Initial Certificate Principal Balance of this
                                                    Certificate: $[____________]

Agreement: _________, 200_ and Cut-off
Date: __________, 200_

First Distribution Date: _________, 200_            CUSIP: [________]

Master Servicer:

Impac Funding Corporation
Assumed Final Distribution Date: [________ __], 20__

                        MORTGAGE PASS-THROUGH CERTIFICATE

                                  SERIES 200_-_


           evidencing a percentage interest in any distributions allocable to the Class [M]-[] Certificates with respect to the Trust Fund consisting primarily of a pool of conforming one- to four-family adjustable-rate first lien mortgage loans formed and sold by IMPAC SECURED ASSETS CORP.


           This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Impac Secured Assets Corp., the Master Servicer, the Trustee referred to below or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Impac Secured Assets Corp., the Master Servicer, the Trustee or any of their affiliates. None of the Depositor, the Master Servicer or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

           This certifies that Cede & Co. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Initial Certificate Principal Balance of this Certificate by the aggregate Initial Certificate Principal Balance of all Class [M]-[] Certificates, both as specified above) in certain distributions with respect to a Trust Fund consisting primarily of a pool of conforming one- to four-family adjustable-rate first lien mortgage loans (the "Mortgage Loans"), formed and sold by Impac Secured Assets Corp. (hereinafter called the "Depositor," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Depositor, the Master Servicer and ____________, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

           Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such Distribution Date (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount of interest and principal, if any , required to be distributed to Holders of Class [M]-[] Certificates on such Distribution Date.

           Distributions on this Certificate will be made either by the Trustee or by a Paying Agent appointed by the Trustee either in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Trustee or such Paying Agent at least 5 Business Days prior to the related Record Date, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

           Any transferee shall be deemed to have made the representation set forth in Section 5.02(c) of the Agreement.

           Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of the distributions allocable to principal and any Realized Losses allocable hereto.

           This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

           The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

           As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Trustee, the Depositor and the Master Servicer of advances made, or certain expenses incurred, by either of them.

           The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Depositor, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66-2/3% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

           As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

           The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

           No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

           The Depositor, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Depositor, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

           This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

           The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the purchase by (A) the Holder of at least 50.01% Percentage Interest in the Class C Certificates (the "Majority Class C Certificateholder") or (B) GMAC Mortgage Corporation from the Trust Fund of all remaining Mortgage Loans and each REO Property in respect thereof remaining in the Trust Fund, thereby effecting early retirement of the Certificates and (ii) the final payment or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund (or the disposition of all REO Property in respect thereof). The Agreement permits, but does not require, the Majority Class C Certificateholder or GMAC Mortgage Corporation to purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all REO Property; provided, that any such option may only be exercised on the Distribution Date after the aggregate Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent (in the case of the Majority Class C Certificateholder) or five percent (in the case of GMAC Mortgage Corporation) of the aggregate Stated Principal Balance of the Mortgage Loans at the Cut-off Date.

           Unless the certificate of authentication hereon has been executed by the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

           IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.


Dated: ___________, 200_                            ____________________________
                                                    as Trustee


                                                    By:_________________________
                                                         Authorized Signatory



                         CERTIFICATE OF AUTHENTICATION

           This is one of the Class [M]-[] Certificates referred to in the within-mentioned Agreement.


                                                    ____________________________
                                                    as Trustee


                                                    By:_________________________
                                                         Authorized Signatory

                                   ASSIGNMENT

           FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _____________________________________ (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

           I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

________________________________________________________________________________

________________________________________________________________________________


Dated:
                                           _____________________________________
                                           Signature by or on behalf of assignor


                                           _____________________________________
                                           Signature by or on behalf of assignor

                            DISTRIBUTION INSTRUCTIONS

           The assignee should include the following for purposes of distribution:

           Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ________________________________________________, for the account of ____________________________________________________________,
account number___________, or, if mailed by check, to _________________________,
Applicable statements should be mailed to _____________________________________,
_______________________________________________________________________________.

This information is provided by _______________________________________________, the assignee named above, or __________________________________________________,
as its agent.

                                   EXHIBIT B-2

                          FORM OF CLASS C CERTIFICATES


           THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A, CLASS M-1, CLASS M-2, CLASS M-3, CLASS M-4, CLASS M-5, CLASS M-6, CLASS M-7 AND CLASS M-8 CERTIFICATES AS DESCRIBED IN THE AGREEMENT (AS DEFINED BELOW).

           SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

           THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.

           NO TRANSFER OF THIS CERTIFICATE TO AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT (EACH A "PLAN") SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), SHALL BE MADE EXCEPT IN COMPLIANCE WITH THE PROCEDURES DESCRIBED HEREIN.

Certificate No. []

Class C                                             Aggregate Initial Notional Amount of the
                                                    Class C Certificates:
Date of Pooling and Servicing
Agreement: _________, 200_ and Cut-off              $[__________]
Date: __________, 200_
                                                    Initial Certificate Principal Balance
First Distribution Date: __________, 200_           of this Certificate: $[__________]

Master Servicer:                                    Percentage Interest of this
                                                    Certificate: [_____]%
Impac Funding Corporation
                                                    CUSIP: [________]
Assumed Final
Distribution Date: [________ __], 20__


                        MORTGAGE PASS-THROUGH CERTIFICATE

                                  SERIES 200_-_


           evidencing percentage interest in the distributions allocable to the Class C Certificates with respect to a Trust Fund consisting primarily of a pool of conforming one- to four- family adjustable-rate first lien mortgage loans formed and sold by IMPAC SECURED ASSETS CORP.


           This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Impac Secured Assets Corp., the Master Servicer, the Trustee referred to below or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Impac Secured Assets Corp., the Master Servicer, the Trustee or any of their affiliates. None of the Depositor, the Master Servicer or any of their affiliates will have any obligation with respect to any certificate or other or obligation secured by or payable from payments on the Certificates.

           This certifies that ___________ is the registered owner of the Percentage Interest evidenced by this Class C Certificate (obtained by dividing the Original Class C Certificate by the Original Class Certificate Principal Balance) in certain distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Impac Secured Assets Corp. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement dated as of ___________, 200_ (the "Agreement") among the Depositor, Impac Funding Corporation, as master servicer (the "Master Servicer") and ___________, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Class C Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Class C Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

           Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such Distribution Date (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to Holders of Class C Certificates on such Distribution Date.

           Distributions on this Certificate will be made either by the Trustee or by a Paying Agent appointed by the Trustee either in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Trustee or such Paying Agent at least 5 Business Days prior to the related Record Date, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

           Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York.

           This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

           The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

           As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Trustee, the Depositor and the Master Servicer of advances made, or certain expenses incurred, by either of them.

           No transfer of a Certificate of this Class shall be made unless such transfer is made pursuant to an effective registration statement under the Act and any applicable state securities laws or is exempt from the registration requirements under said Act and such laws. In the event that a transfer is to be made in reliance upon an exemption from the Act and such laws, in order to assure compliance with the act and such laws, the Certificateholder desiring to effect such transfer and such Certificateholder's prospective transferee shall each certify to the Trustee and the Depositor in writing the facts surrounding the transfer. In the event that such a transfer is not to be made pursuant to Rule 144A of the act, there shall be delivered to the Trustee and the Depositor of an Opinion of Counsel that such transfer may be made pursuant to an exemption from the Act, which Opinion of Counsel shall not be obtained at the expense of the Trustee, the Master Servicer or the Depositor; or there shall be delivered to the Trustee and the Depositor a transferor certificate by the transferor and an investment letter shall be executed by the transferee. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

           No transfer of this Certificate to a Plan subject to ERISA or Section 4975 of the Code, any Person acting, directly or indirectly, on behalf of any such Plan or any person using Plan Assets to acquire this Certificate shall be made except in accordance with Section 5.02(c) of the Agreement.

           The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Depositor, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66-2/3% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

           As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

           The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

           No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

           The Depositor, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Depositor, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

           This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

           The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the purchase by (A) the Holder of at least 50.01% Percentage Interest in the Class C Certificates (the "Majority Class C Certificateholder") or (B) GMAC Mortgage Corporation from the Trust Fund of all remaining Mortgage Loans and each REO Property in respect thereof remaining in the Trust Fund, thereby effecting early retirement of the Certificates and (ii) the final payment or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund (or the disposition of all REO Property in respect thereof). The Agreement permits, but does not require, the Majority Class C Certificateholder or GMAC Mortgage Corporation to purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all REO Property; provided, that any such option may only be exercised on the Distribution Date after the aggregate Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent (in the case of the Majority Class C Certificateholder) or five percent (in the case of GMAC Mortgage Corporation) of the aggregate Stated Principal Balance of the Mortgage Loans at the Cut-off Date.

           Unless the certificate of authentication hereon has been executed by the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

           IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.


Dated: ___________, 200_                            ____________________________
                                                    as Trustee


                                                    By:_________________________
                                                         Authorized Signatory



                         CERTIFICATE OF AUTHENTICATION

           This is one of the Class C Certificates referred to in the within-mentioned Agreement.


                                                    ____________________________
                                                    as Trustee


                                                    By:_________________________
                                                         Authorized Signatory

                                   ASSIGNMENT

           FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _____________________________________ (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

           I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

________________________________________________________________________________

________________________________________________________________________________


Dated:
                                           _____________________________________
                                           Signature by or on behalf of assignor


                                           _____________________________________
                                           Signature by or on behalf of assignor

                            DISTRIBUTION INSTRUCTIONS

           The assignee should include the following for purposes of distribution:

           Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ________________________________________________, for the account of ____________________________________________________________,
account number___________, or, if mailed by check, to _________________________,
Applicable statements should be mailed to _____________________________________,
_______________________________________________________________________________.

This information is provided by _______________________________________________, the assignee named above, or __________________________________________________,
as its agent.

                                   EXHIBIT B-3

                           FORM OF CLASS P CERTIFICATE


           SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

           THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.

           NO TRANSFER OF THIS CERTIFICATE TO AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT (EACH A "PLAN") SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), SHALL BE MADE EXCEPT IN COMPLIANCE WITH THE PROCEDURES DESCRIBED HEREIN.

Certificate No. []

Class P                                             Aggregate Initial Certificate Principal

Date of Pooling and Servicing                       Balance of the Class P Certificates:
Agreement: __________, 200_ and Cut-off             $100.00
Date: ___________, 200_
                                                    Initial Certificate Principal Balance
First Distribution Date: ___________, 200_          of this Certificate Denomination:
                                                    $[_____________]

Master Servicer                                     Percentage Interest of this Certificate:
                                                    [___]%
Impac Funding Corporation
                                                    CUSIP: [_________]

Assumed Final Distribution Date:
[________ ___], 20__


                        MORTGAGE PASS-THROUGH CERTIFICATE

                                  SERIES 200_-_


           evidencing a percentage interest in any distributions allocable to the Class P Certificates with respect to the Trust Fund consisting primarily of a pool of one-to four-family adjustable-rate first lien mortgage loans formed and sold by IMPAC SECURED ASSETS CORP.


           This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Impac Secured Assets Corp., the Master Servicer, the Trustee referred to below or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Impac Secured Assets Corp., the Master Servicer, the Trustee or any of their affiliates. None of the Depositor, the Master Servicer or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

           This certifies that ___________ is the registered owner of the Percentage Interest evidenced by this Class P Certificate (obtained by dividing the Denomination of this Class P Certificate by the Original Class Certificate Principal Balance) in certain distributions with respect to a Trust Fund consisting primarily of a pool of one- to four-family adjustable-rate first lien mortgage loans (the "Mortgage Loans"), formed and sold by Impac Secured Assets Corp. (hereinafter called the "Depositor," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Depositor, the Master Servicer, ___________, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement; to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

           Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such Distribution Date (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount (of Prepayment Charges and principal, if any) required to be distributed to Holders of Class P Certificates on such Distribution Date.

           Distributions on this Certificate will be made either by the Trustee or by a Paying Agent appointed by the Trustee either in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Trustee or such Paying Agent at least 5 Business Days prior to the related Record Date, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

           Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of the distributions allocable to principal allocable hereto.

           This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

           The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

           As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Trustee, the Depositor and the Master Servicer of advances made, or certain expenses incurred, by either of them.

           No transfer of a Certificate of this Class shall be made unless such transfer is made pursuant to an effective registration statement under the Act and any applicable state securities laws or is exempt from the registration requirements under said Act and such laws. In the event that a transfer is to be made in reliance upon an exemption from the Act and such laws, in order to assure compliance with the Act and such laws, the Certificateholder desiring to effect such transfer and such Certificateholder's prospective transferee shall each certify to the Trustee and the Depositor in writing the facts surrounding the transfer. In the event that such a transfer is not to be made pursuant to Rule 144A of the Act, there shall be delivered to the Trustee and the Depositor of an Opinion of Counsel that such transfer may be made pursuant to an exemption from the Act, which Opinion of Counsel shall not be obtained at the expense of the Trustee, the Master Servicer or the Depositor; or there shall be delivered to the Trustee and the Depositor a transferor certificate by the transferor and an investment letter shall be executed by the transferee. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

           No transfer of this Certificate to a Plan subject to ERISA or Section 4975 of the Code, any Person acting, directly or indirectly, on behalf of any such Plan or any person using Plan Assets to acquire this Certificate shall be made except in accordance with Section 5.02(c) of the Agreement.

           The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Depositor, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66-2/3% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

           As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

           The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

           No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

           The Depositor, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Depositor, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

           This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

           The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the purchase by (A) the Holder of at least 50.01% Percentage Interest in the Class C Certificates (the "Majority Class C Certificateholder") or (B) GMAC Mortgage Corporation from the Trust Fund of all remaining Mortgage Loans and each REO Property in respect thereof remaining in the Trust Fund, thereby effecting early retirement of the Certificates and (ii) the final payment or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund (or the disposition of all REO Property in respect thereof). The Agreement permits, but does not require, the Majority Class C Certificateholder or GMAC Mortgage Corporation to purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all REO Property; provided, that any such option may only be exercised on the Distribution Date after the aggregate Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent (in the case of the Majority Class C Certificateholder) or five percent (in the case of GMAC Mortgage Corporation) of the aggregate Stated Principal Balance of the Mortgage Loans at the Cut-off Date.

           Unless the certificate of authentication hereon has been executed by the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

           IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.


Dated: ___________, 200_                            ____________________________
                                                    as Trustee


                                                    By:_________________________
                                                         Authorized Signatory



                         CERTIFICATE OF AUTHENTICATION

           This is one of the Class P Certificates referred to in the within-mentioned Agreement.


                                                    ____________________________
                                                    as Trustee


                                                    By:_________________________
                                                         Authorized Signatory

                                   ASSIGNMENT

           FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _____________________________________ (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

           I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

________________________________________________________________________________

________________________________________________________________________________


Dated:
                                           _____________________________________
                                           Signature by or on behalf of assignor


                                           _____________________________________
                                           Signature by or on behalf of assignor

                            DISTRIBUTION INSTRUCTIONS

           The assignee should include the following for purposes of distribution:

           Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ________________________________________________, for the account of ____________________________________________________________,
account number___________, or, if mailed by check, to _________________________,
Applicable statements should be mailed to _____________________________________,
_______________________________________________________________________________.

This information is provided by _______________________________________________, the assignee named above, or __________________________________________________,
as its agent.

                                   EXHIBIT B-4

                          FORM OF CLASS [R] CERTIFICATE

           THIS CERTIFICATE MAY NOT BE HELD BY OR TRANSFERRED TO A NON-UNITED STATES PERSON OR A DISQUALIFIED ORGANIZATION (AS DEFINED BELOW).

           SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

           NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO ANY PERSON, UNLESS THE TRANSFEREE PROVIDES EITHER A CERTIFICATION PURSUANT TO SECTION 5.02(C) OF THE AGREEMENT OR AN OPINION OF COUNSEL AS PROVIDED IN SECTION 5.02(C) THAT THE PURCHASE OF THIS CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR
SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE MASTER SERVICER, THE DEPOSITOR OR THE TRUSTEE TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT (THE "AGREEMENT").

           THIS CLASS R CERTIFICATE HAS NO PRINCIPAL BALANCE, DOES NOT BEAR INTEREST AND WILL NOT RECEIVE ANY DISTRIBUTIONS EXCEPT AS PROVIDED HEREIN.

           ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFER AFFIDAVIT TO THE MASTER SERVICER AND THE TRUSTEE THAT (1) SUCH TRANSFEREE IS NOT (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING, (B) ANY ORGANIZATION (OTHER THAN A COOPERATIVE DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE, (C) ANY ORGANIZATION DESCRIBED IN SECTION 1381(A)(2)(C) OF THE CODE, (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B) OR (C) BEING HEREIN REFERRED TO AS A "DISQUALIFIED ORGANIZATION") OR (D) AN AGENT OF A DISQUALIFIED ORGANIZATION, (2) NO PURPOSE OF SUCH TRANSFER IS TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX AND (3) SUCH TRANSFEREE SATISFIES CERTAIN ADDITIONAL CONDITIONS RELATING TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OR ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF THIS CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.

Certificate No. 1

Class [R] Senior

Date of Pooling and Servicing                       Percentage Interest: 100%
Agreement and Cut-off Date: ____________, 200_

First Distribution Date: ___________, 200_

Master Servicer:

Impac Funding Corporation
Assumed Final
Distribution Date: [_________], 20__                CUSIP: [_________]


                       MORTGAGE PASS-THROUGH CERTIFICATE,

                                  SERIES 200_-_

           evidencing a percentage interest in any distributions allocable to the Class [R] Certificates with respect to the Trust Fund consisting primarily of a pool of one- to four-family adjustable-rate first lien mortgage loans formed and sold by IMPAC SECURED ASSETS CORP.


           This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Impac Secured Assets Corp., the Master Servicer, the Trustee referred to below or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Impac Secured Assets Corp., the Master Servicer, the Trustee or any of their affiliates. None of the Depositor, the Master Servicer or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

           This certifies that Impac Funding Corporation is the registered owner of the Percentage Interest evidenced by this Certificate stated above in certain distributions with respect to a Trust Fund, consisting primarily of a pool of one- to four-family adjustable-rate first lien mortgage loans (the "Mortgage Loans"), formed and sold by Impac Secured Assets Corp. (hereinafter called the "Depositor," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Depositor, the Master Servicer, ___________, N.A., as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

           This Certificate does not have a principal balance or pass-through rate and will be entitled to distributions only to the Patent set forth in the Agreement. In addition, any distribution of the proceeds of any remaining assets of the Trust will be made only upon presentment and surrender of this Certificate at the office or agency maintained by the Trustee.

           This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

           As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Trustee, the Depositor and the Master Servicer of advances made, or certain expenses incurred, by either of them.

           No transfer of a Certificate of this Class shall be made unless such transfer is made pursuant to an effective registration statement under the Act and any applicable state securities laws or is exempt from the registration requirements under said Act and such laws. In the event that a transfer is to be made in reliance upon an exemption from the Act and such laws, in order to assure compliance with the Act and such laws, the Certificateholder desiring to effect such transfer and such Certificateholder's prospective transferee shall each certify to the Trustee and the Depositor in writing the facts surrounding the transfer. In the event that such a transfer is not to be made pursuant to Rule 144A of the Act, there shall be delivered to the Trustee and the Depositor of an Opinion of Counsel that such transfer may be made pursuant to an exemption from the Act, which Opinion of Counsel shall not be obtained at the expense of the Trustee, the Master Servicer or the Depositor; or there shall be delivered to the Trustee and the Depositor a transferor certificate by the transferor and an investment letter shall be executed by the transferee. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

           No transfer of this Certificate to a Plan subject to ERISA or Section 4975 of the Code, any Person acting, directly or indirectly, on behalf of any such Plan or any person using Plan Assets to acquire this Certificate shall be made except in accordance with Section 5.02(c) of the Agreement.

           Each Holder of this Certificate will be deemed to have agreed to be bound by the restrictions of the Agreement, including but not limited to the restrictions that (i) each person holding or acquiring any Ownership Interest in this Certificate must be a Permitted Transferee, (ii) no Ownership Interest, in this Certificate may be transferred without delivery to the Trustee of (a) a transfer affidavit of the proposed transferee and (b) a transfer certificate of the transferor, each of such documents to be in the form described in the Agreement, (iii) each person holding or acquiring any Ownership Interest in this Certificate must agree to require a transfer affidavit and to deliver a transfer certificate to the Trustee as required pursuant to the Agreement, (iv) each person holding or acquiring an Ownership Interest in this Certificate must agree not to transfer an Ownership Interest in this Certificate if it has actual knowledge that the proposed transferee is not a Permitted Transferee and (v) any attempted or purported transfer of any Ownership Interest in this Certificate in violation of such restrictions will be absolutely null and void and will vest no rights in the purported transferee. Pursuant to the Agreement, the Trustee will provide the Internal Revenue Service and any pertinent persons with the information needed to compute the tax imposed under the applicable tax laws on transfers of residual interests to disqualified organizations, if any person other than a Permitted Transferee acquires an Ownership Interest on a Class R-[] Certificate in violation of the restrictions mentioned above.

           The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Depositor, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66-2/3% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

           As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee, duly endorsed by, or accompanied by an, assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

           The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

           No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

           The Depositor, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Depositor, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

           This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

           The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the purchase by the Subservicer from the Trust Fund of all remaining Mortgage Loans and each REO Property in respect thereof remaining in the Trust Fund, thereby effecting early retirement of the Certificates and (ii) the final payment or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund (or the disposition of all REO Property in respect thereof). The Agreement permits, but does not require, the Subservicer to purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all REO Property; provided, that any such option may only be exercised on the Distribution Date after the aggregate Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than one percent of the aggregate Stated Principal Balance of the Mortgage Loans at the Cut-off Date.

           Unless the certificate of authentication hereon has been executed by the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

           IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.


Dated: ___________, 200_                            ____________________________
                                                    as Trustee


                                                    By:_________________________
                                                         Authorized Signatory



                         CERTIFICATE OF AUTHENTICATION

           This is one of the Class [R] Certificates referred to in the within-mentioned Agreement.


                                                    ____________________________
                                                    as Trustee


                                                    By:_________________________
                                                         Authorized Signatory

                                   ASSIGNMENT

           FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _____________________________________ (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

           I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

________________________________________________________________________________

________________________________________________________________________________


Dated:
                                           _____________________________________
                                           Signature by or on behalf of assignor


                                           _____________________________________
                                           Signature by or on behalf of assignor

                            DISTRIBUTION INSTRUCTIONS

           The assignee should include the following for purposes of distribution:

           Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ________________________________________________, for the account of ____________________________________________________________,
account number___________, or, if mailed by check, to _________________________,
Applicable statements should be mailed to _____________________________________,
_______________________________________________________________________________.

This information is provided by _______________________________________________, the assignee named above, or __________________________________________________,
as its agent.

                                    EXHIBIT C

                    FORM OF CUSTODIAN'S INITIAL CERTIFICATION


                                                    ____________, 200_



Impac Funding Corporation
1401 Dove Street
Newport Beach, California 92660

      Re: Pooling and Servicing Agreement, dated as of __________, 200_ among Impac Secured Assets Corp., Impac Funding Corporation and ___________, Mortgage Pass-Through Certificates, Series 200_-_
            -------------------------------------------------------------------

Ladies and Gentlemen:

           In accordance with Section 2.02 of the above-captioned Pooling and Servicing Agreement, the undersigned, as Custodian, hereby certifies that as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or listed on the attachment hereto) it has reviewed the Mortgage File and the Mortgage Loan Schedule and has determined that: (i) all documents required to be included in the Mortgage File are in its possession;
(ii) such documents have reviewed by it and appear regular on their face and relate to such Mortgage Loan; and (iii) based on examination by it, and only as to such documents, the information set forth in items (iii) and (iv) of the definition or description of "Mortgage Loan Schedule" is correct.

           The Custodian has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the above-referenced Pooling and Servicing Agreement. The Custodian makes no representation that any documents specified in clause (vi) of Section 2.01 should be included in any Mortgage File. The Custodian makes no representations as to and shall not be responsible to verify: (i) the validity, legality, sufficiency, enforceability, due authorization, recordability or genuineness of any of the documents contained in each Mortgage File of any of the Mortgage Loans identified on the Mortgage Loan Schedule, (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan, or (iii) the existence of any assumption, modification, written assurance or substitution agreement with respect to any Mortgage File if no such documents appear in the Mortgage File delivered to the Custodian.

           Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Pooling and Servicing Agreement.

                                            [_______________________________]


                                            By: ________________________________
                                                Name:
                                                Title:

                                    EXHIBIT D

                      FORM OF CUSTODIAN FINAL CERTIFICATION


                                                    ______________, 20__



Impac Funding Corporation
1401 Dove Street
Newport Beach, California 92660

      Re: Pooling and Servicing Agreement, dated as of ___________, 200_ among Impac Secured Assets Corp., Impac Funding Corporation and _________, Mortgage Pass-Through Certificates, Series 200_-________
            --------------------------------------------------------------------

Ladies and Gentlemen:

           In accordance with Section 2.02 of the above-captioned Pooling and Servicing Agreement, the undersigned, as Custodian, hereby certifies that as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or listed on the attachment hereto) it has received the documents set forth in Section 2.01.

           The Custodian has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the above-referenced Pooling and Servicing Agreement. The Custodian makes no representation that any documents specified in clause (vi) of Section 2.01 should be included in any Mortgage File. The Custodian makes no representations as to and shall not be responsible to verify: (i) the validity, legality, sufficiency, enforceability, due authorization, recordability or genuineness of any of the documents contained in each Mortgage File of any of the Mortgage Loans identified on the Mortgage Loan Schedule, (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan or (iii) the existence of any assumption, modification, written assurance or substitution agreement with respect to any Mortgage File if no such documents appear in the Mortgage File delivered to the Custodian.

           Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Pooling and Servicing Agreement.

                                            [_______________________________]


                                            By: ________________________________
                                                Name:
                                                Title:

                                    EXHIBIT E

                            FORM OF REMITTANCE REPORT


                             (Provided Upon Request)

                                   EXHIBIT F-1

                               REQUEST FOR RELEASE


                                 (for Custodian)

LOAN INFORMATION
                 Name of Mortgagor:                  ___________________________
                 Master Servicer
                 Loan No.:                           ___________________________

TRUSTEE
                 Name:                               ___________________________
                 Address:                            ___________________________
                                                     ---------------------------

                 Trustee
                 Mortgage File No.:                  ___________________________

REQUEST FOR REQUESTING DOCUMENTS (CHECK ONE):

1.    Mortgage Loan Liquidated.

           (The Master Servicer hereby certifies that all proceeds of foreclosure, insurance or other liquidation have been finally received and deposited into the Custodial Account to the extent required pursuant to the Pooling and Servicing Agreement.)

2.    Mortgage Loan in Foreclosure.



3. Mortgage Loan Repurchased Pursuant to Section 9.01 of the Pooling and Servicing Agreement.



4. Mortgage Loan Repurchased Pursuant to Article II of the Pooling and Servicing Agreement.

           (The Master Servicer hereby certifies that the repurchase price has been deposited into the Custodial Account pursuant to the Pooling and Servicing Agreement.)

5.    Other (explain).


________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

           The undersigned Master Servicer hereby acknowledges that it has received from the Trustee for the Holders of Mortgage Pass-Through Certificates, Series 200_-_, the documents referred to below (the "Documents"). All capitalized terms not otherwise defined in this Request for Release shall have the meanings given them in the Pooling and Servicing Agreement, dated as of ___________, 200_ (the "Pooling and Servicing Agreement"), among Impac Secured Assets Corp., Impac Funding Corporation and the Trustee.

( ) Promissory Note dated _________________, 200_, in the original principal sum of $__________, made by __________________, payable to, or endorsed to the order of, the Trustee.

( )        Mortgage recorded on _________________________ as instrument no.
           ___________ in the County Recorders Office of the County of
           ______________________, State of _____________________ in
           book/reel/docket of official records at page/image _______________.

( ) Deed of Trust recorded on ____________________ as instrument no._____________ in the County Recorder's Office of the County of ______________________, State of _____________________in
           book/reel/docket __________________ of official records at page/image
           ________________.

( )        Assignment of Mortgage or Deed of Trust to the Trustee, recorded on
           _______________ as instrument no. ______________ in the County
           Recorder's Office of the County of ________________, State of ___________________ in book/reel/docket ____________ of official records at page/image ___________.

( ) Other documents, including any amendments, assignments or other assumptions of the Mortgage Note or Mortgage.

           ( )        ___________________________


           ( )        ___________________________


           ( )        ___________________________


           ( )        ___________________________

           The undersigned Master Servicer hereby acknowledges and agrees as follows:

               (1) The Master Servicer shall hold and retain possession of the Documents in trust for the benefit of the Trustee, solely for the purposes provided in the Agreement.

               (2) The Master Servicer shall not cause or knowingly permit the Documents to become subject to, or encumbered by, any claim, liens, security interest, charges, writs of attachment or other impositions nor shall the Master Servicer assert or seek to assert any claims or rights of setoff to or against the Documents or any proceeds thereof.

               (3) The Master Servicer shall return each and every Document previously requested from the Mortgage File to the Custodian when the need therefor no longer exists, unless the Mortgage Loan relating to the Documents has been liquidated and the proceeds thereof have been remitted to the Custodial Account and except as expressly provided in the Agreement.

               (4) The Documents and any proceeds thereof, including any proceeds of proceeds, coming into the possession or control of the Master Servicer shall at all times be earmarked for the account of the Trustee, and the Master Servicer shall keep the Documents and any proceeds separate and distinct from all other property in the Master Servicer's possession, custody or control.

                                                 IMPAC FUNDING CORPORATION


                                                 By: ___________________________

                                                 Title: ________________________

Date: _________________, 200_

                                   EXHIBIT F-2

                               REQUEST FOR RELEASE

                          [Mortgage Loans Paid in Full]


                     OFFICER'S CERTIFICATE AND TRUST RECEIPT

                       MORTGAGE PASS-THROUGH CERTIFICATES

                                  SERIES 200_-_


           _____________________________________ HEREBY CERTIFIES THAT HE/SHE IS
AN OFFICER OF THE MASTER SERVICER, HOLDING THE OFFICE SET FORTH BENEATH HIS/HER SIGNATURE, AND HEREBY FURTHER CERTIFIES AS FOLLOWS:

           WITH RESPECT TO THE MORTGAGE LOANS, AS THE TERM IS DEFINED IN THE POOLING AND SERVICING AGREEMENT DESCRIBED IN THE ATTACHED SCHEDULE:

           ALL PAYMENTS OF PRINCIPAL, PREMIUM (IF ANY), AND INTEREST HAVE BEEN MADE.


LOAN NUMBER: _____________________             BORROWER'S NAME: ________________

COUNTY: ___________________________

           WE HEREBY CERTIFY THAT ALL AMOUNTS RECEIVED IN CONNECTION WITH SUCH PAYMENTS, WHICH ARE REQUIRED TO BE DEPOSITED IN THE CUSTODIAL ACCOUNT PURSUANT TO SECTION 3.10 OF THE POOLING AND SERVICING AGREEMENT, HAVE BEEN OR WILL BE CREDITED.


___________________________________            DATED: __________________________

//         VICE PRESIDENT


//         ASSISTANT VICE PRESIDENT

                                   EXHIBIT G-1

                     FORM OF INVESTOR REPRESENTATION LETTER


                                                    ___________,200__



Impac Secured Assets Corp.
1401 Dove Street
Newport Beach, California 92660

[TRUSTEE]
Attention: Impac Secured Assets Corp. Series 200_-_

      Re:   Impac Secured Assets Corp.
            MORTGAGE PASS-THROUGH CERTIFICATES SERIES 200_-_, CLASS

Ladies and Gentlemen:

           ______________ (the "Purchaser") intends to purchase from
______________ (the "Sponsor") $_________ Initial Certificate Principal Balance of Mortgage Pass-Through Certificates, Series 200_-_, Class _____ (the "Certificates"), issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of ___________, 200_ among Impac Secured Assets Corp., as depositor (the "Depositor"), Impac Funding Corporation, as master servicer, ____________, as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Purchaser hereby certifies, represents and warrants to, and covenants with, the Depositor and the Trustee that:

               1. The Purchaser understands that (a) the Certificates have not been and will not be registered or qualified under the Securities Act of 1933, as amended (the "Act") or any state securities law, (b) the Depositor is not required to so register or qualify the Certificates,
           (c) the Certificates may be resold only if registered and qualified pursuant to the provisions of the Act or any state securities law, or if an exemption from such registration and qualification is available, (d) the Pooling and Servicing Agreement contains restrictions regarding the transfer of the Certificates and (e) the Certificates will bear a legend to the foregoing effect.

               2. The Purchaser is acquiring the Certificates for its own account for investment only and not with a view to or for sale in connection with any distribution thereof in any manner that would violate the Act or any applicable state securities laws.

               3. The Purchaser is (a) a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters, and, in particular, in such matters related to securities similar to the Certificates, such that it is capable of evaluating the merits and risks of investment in the Certificates, (b) able to bear the economic risks of such an investment and (c) an "accredited investor" within the meaning of Rule 501 (a) promulgated pursuant to the Act.

               4. The Purchaser has been furnished with, and has had an opportunity to review (a) a copy of the Pooling and Servicing Agreement and (b) such other information concerning the Certificates, the Mortgage Loans and the Depositor as has been requested by the Purchaser from the Depositor or the Sponsor and is relevant to the Purchaser's decision to purchase the Certificates. The Purchaser has had any questions arising from such review answered by the Depositor or the Sponsor to the satisfaction of the Purchaser.

               5. The Purchaser has not and will not nor has it authorized or will it authorize any person to (a) offer, pledge, sell, dispose of or otherwise transfer any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) solicit any offer to buy or to accept a pledge, disposition of other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) otherwise approach or negotiate with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) make any general solicitation by means of general advertising or in any other manner or (e) take any other action, that (as to any of (a) through (e) above) would constitute a distribution of any Certificate under the Act, that would render the disposition of any Certificate a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Purchaser will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.


                                          Very truly yours,

                                          ______________________________________
                                          (Purchaser)

                                          By: __________________________________

                                          Name: ________________________________

                                          Title: _______________________________

                                   EXHIBIT G-2

                    FORM OF TRANSFEROR REPRESENTATION LETTER


                                                    ______________,200___



Impac Secured Assets Corp.
1401 Dove Street
Newport Beach, California 92660

[TRUSTEE]
Attention: Impac Secured Assets Corp. Series 200_-_

      Re:   Impac Secured Assets Corp.
            MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 200_-_, CLASS

Ladies and Gentlemen:

           In connection with the sale by ___________ (the "Sponsor") to ________ (the "Purchaser") of $_________ Initial Certificate Principal Balance of Mortgage Pass-Through Certificates, Series 200_-_, Class _____ (the "Certificates"), issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of ____________, 200_ among Impac Secured Assets Corp., as depositor (the "Depositor"), Impac Funding Corporation, as master servicer, ___________, as trustee (the "Trustee"). The Sponsor hereby certifies, represents and warrants to, and covenants with, the Depositor and the Trustee that:

           Neither the Sponsor nor anyone acting on its behalf has (a) offered, pledged, sold, disposed of or otherwise transferred any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) has solicited any offer to buy or to accept a pledge, disposition or other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) has otherwise approached or negotiated with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) has made any general solicitation by means of general advertising or in any other manner, or
(e) has taken any other action, that (as to any of (a) through (e) above) would constitute a distribution of the Certificates under the Securities Act of 1933 (the "Act"), that would render the disposition of any Certificate a violation of
Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Sponsor will not act in any manner set forth in the foregoing sentence with respect to any Certificate. The Sponsor has not and will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.


                                          Very truly yours,

                                          ______________________________________
                                          (Sponsor)

                                          By: __________________________________

                                          Name: ________________________________

                                          Title: _______________________________

                                   EXHIBIT G-3

                   FORM OF RULE 144A INVESTMENT REPRESENTATION


             Description of Rule 144A Securities, including numbers:

                           Impac Secured Assets Corp.

                       Mortgage Pass-Through Certificates

                       Series 200_-_, Class ____, No. ____


           The undersigned seller, as registered holder (the "Transferor"), intends to transfer the Rule 144A Securities described above to the undersigned buyer (the "Buyer").

           1. In connection with such transfer and in accordance with the agreements pursuant to which the Rule 144A Securities were issued, the Transferor hereby certifies the following facts: Neither the Transferor nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, which would constitute a distribution of the Rule 144A Securities under the Securities Act of 1933, as amended (the "1933 Act"), or which would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, and that the Transferor has not offered the Rule 144A Securities to any person other than the Buyer or another "qualified institutional buyer" as defined in Rule 144A under the 1933 Act.

           2. The Buyer warrants and represents to, and covenants with, the Transferor, the Trustee and the Master Servicer pursuant to Section 5.02 of the Pooling and Servicing Agreement as follows:

               a. The Buyer understands that the Rule 144A Securities have not been registered under the 1933 Act or the securities laws of any state.

               b. The Buyer considers itself a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Rule 144A Securities.

               c. The Buyer has been furnished with all information regarding the Rule 144A Securities that it has requested from the Transferor, the Trustee or the Master Servicer.

               d. Neither the Buyer nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the 1933 Act or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Rule 144A Securities.

               e. The Buyer is a "qualified institutional buyer" as that term is defined in Rule 144 under the 1933 Act and has completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2. The Buyer is aware that the sale to it is being made in reliance on Rule 144A. The Buyer is acquiring the Rule 144A Securities for its own account or the account of other qualified institutional buyers, understands that such Rule 144 Securities may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the 1933 Act.

           3. The Buyer warrants and represents to, and covenants with, the Transferor, the Servicer and the Depositor that either (1) the Buyer is not an employee benefit plan within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") ("Plan"), or a plan within the meaning of Section 4975(e)(1) of the Internal Revenue Code of 1986 (the "Code") (also a "Plan"), and the Buyer is not directly or indirectly purchasing the Rule 144A Securities on behalf of, as investment manager of, as named fiduciary of, as trustee of, or with assets of a Plan, or (2) the Buyer has provided the Trustee with the opinion letter required by section 5.02(c) of the Pooling and Servicing Agreement.

           4. This document may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same document.

           IN WITNESS WHEREOF, each of the parties has executed this document as of the date set forth below.


____________________________________        ____________________________________
      Print Name of Transferor                     Print Name of Buyer

By: ________________________________        By: ________________________________
Name:                                       Name:
Title:                                      Title:


Taxpayer Identification:                    Taxpayer Identification:


No. ________________________________        No. ________________________________


Date: ______________________________        Date: ______________________________

                                                           ANNEX 1 TO EXHIBIT G-


            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A


             [For Buyers Other Than Registered Investment Companies]


           The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

           1. As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Buyer.

           2. In connection with purchases by the Buyer, the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because (i) the Buyer owned and/or invested on a discretionary basis $____________________(1) in securities (except for the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Buyer satisfies the criteria in the category marked below.

____ CORPORATION, ETC. The Buyer is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in Section 501(c)(3) of the Internal Revenue Code.

____ BANK. The Buyer (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and
           (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statement, a copy of which is attached hereto.

____ SAVINGS AND LOAN. The Buyer (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements.

------------
(1) Buyer must own and/or invest on a discretionary basis at least $100,000,000 in securities unless Buyer is a dealer, and, in that case, Buyer must own and/or invest on a discretionary basis at least $10,000,000 in securities.

____ BROKER-DEALER. The Buyer is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

____ INSURANCE COMPANY. The Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State, territory or the District of Columbia.

____ STATE OR LOCAL PLAN. The Buyer is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

____ ERISA PLAN. The Buyer is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

____ INVESTMENT ADVISER. The Buyer is an investment adviser registered under the Investment Advisers Act of 1940.

____ SBIC. The Buyer is a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

____ BUSINESS DEVELOPMENT COMPANY. The Buyer is a business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

____ TRUST FUND. The Buyer is a trust fund whose trustee is a bank or trust company and whose participants are exclusively (a) plans established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees, or (b) employee benefit plans within the meaning of Title I of the Employee Retirement Income Security Act of 1974, but is not a trust fund that includes as participants individual retirement accounts or H.R. 10 plans.

           3. The term "SECURITIES" as used herein DOES NOT INCLUDE (i) securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

           4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph. Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer's direction. However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934.

           5. The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

___    ___    Will the Buyer be purchasing the Rule 144A
Yes    No     Securities only for the Buyer's own account?

           6. If the answer to the foregoing question is "no", the Buyer agrees that, in connection with any purchase of securities sold to the Buyer for the account of a third party (including any separate account) in reliance on Rule 144A, the Buyer will only purchase for the account of a third party that at the time is a "qualified institutional buyer" within the meaning of Rule 144A. In addition, the Buyer agrees that the Buyer will not purchase securities for a third party unless the Buyer has obtained a current representation letter from such third party or taken other appropriate steps contemplated by Rule 144A to conclude that such third party independently meets the definition of "qualified institutional buyer" set forth in Rule 144A.

           7. The Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification as of the date of such purchase.


                                          ______________________________________
                                          Print Name of Buyer


                                          By: __________________________________
                                          Name:
                                          Title:

                                          Date: ________________________________

                                                          ANNEX 2 TO EXHIBIT G-3


            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A


              [For Buyers That Are Registered Investment Companies]


           The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

           1. As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the Buyer or, if the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

           2. In connection with purchases by Buyer, the Buyer is a "qualified institutional buyer" as defined in SEC Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the Buyer alone, or the Buyer's Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year. For purposes of determining the amount of securities owned by the Buyer or the Buyer's Family of Investment Companies, the cost of such securities was used.

____ The Buyer owned $_______________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

____ The Buyer is part of a Family of Investment Companies which owned in the aggregate $____________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

           3. The term "FAMILY OF INVESTMENT COMPANIES" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

           4. The term "SECURITIES" as used herein does not include (i) securities of issuers that are affiliated with the Buyer or are part of the Buyer's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps.

           5. The Buyer is familiar with Rule 144A and understands that each of the parties to which this certification is made are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A. In addition, the Buyer will only purchase for the Buyer's own account.

           6. The undersigned will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.


                                          ______________________________________
                                          Print Name of Buyer


                                          By: __________________________________
                                          Name:
                                          Title:

                                          Date: ________________________________



                                          IF AN ADVISER:

                                          ______________________________________
                                          Print Name of Advisor

                                          Date: ________________________________

                                   EXHIBIT G-4

                         FORM OF TRANSFEROR CERTIFICATE


                                                    ______________, 200__



Impac Secured Assets Corp.
1401 Dove Street
Newport Beach, California 92660

[TRUSTEE]
Attention: Impac Secured Assets Corp. Series 200_-_

      Re:   Impac Secured Assets Corp.
            Mortgage Pass-Through Certificates
            SERIES             200_-_, CLASS [R] ________

Ladies and Gentlemen:

           This letter is delivered to you in connection with the sale by ________________________ (the "Sponsor") to
_______________________________________ (the "Purchaser") of a ____% Percentage
Interest in the Mortgage Pass-Through Certificates, Series 200_-_, Class [R] "Certificates"), issued pursuant to Section 5.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of ___________, 200_, among Impac Secured Assets Corp., as depositor (the "Depositor"), Impac Funding Corporation, as master servicer and ___________, as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meaning set forth in the Pooling and Servicing Agreement. The Sponsor hereby certifies, represents and warrants to, and covenants with, the Depositor and the Trustee that:

           1. No purpose of the Sponsor relating to the sale of the Certificates by the Sponsor to the Purchaser is or will be to impede the assessment or collection of any tax.

           2. The Sponsor understands that the Purchaser has delivered to the Trustee and the Master Servicer a transfer affidavit and agreement in the form attached to the Pooling and Servicing Agreement as Exhibit G-5. The Sponsor does not know or believe that any representation contained therein is false.

           3. The Sponsor has at the time of the transfer conducted a reasonable investigation of the financial condition of the Purchaser as contemplated by Treasury Regulations Section 1.860E-1(c)(4)(i) and, as a result of that investigation, the Sponsor has determined that the Purchaser has historically paid its debts as they have become due and has found no significant evidence to indicate that the Purchaser will not continue to pay its debts as they become due in the future. The Sponsor understands that the transfer of the Certificates may not be respected for United States income tax purposes (and the Sponsor may continue to be liable for United States income taxes associated therewith) unless the Sponsor has conducted such an investigation.

           4. The Sponsor has no actual knowledge that the proposed Transferee is a Disqualified Organization, an agent of a Disqualified Organization or a Non-United States Person.


                                          Very truly yours,

                                          ____________________________ (Sponsor)

                                          By: __________________________________

                                          Name: ________________________________

                                          Title: _______________________________

                                   EXHIBIT G-5

                    FORM OF TRANSFER AFFIDAVIT AND AGREEMENT


STATE OF                                     )
                                             :ss.
COUNTY OF                                    )


           ___________________, being first duly sworn, deposes, represents and warrants:

           1. That he/she is [Title of Officer] of [Name of Owner], a [savings institution] [corporation] duly organized and existing under the laws of [the State of __________] [the United States], (the "Owner"), (record or beneficial owner of the Class [R] Certificates (the "Class [R] Certificates") on behalf of which he/she makes this affidavit and agreement). This Class [R] Certificates were issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of ____________, 200_ among Impac Secured Assets Corp., as depositor, Impac Funding Corporation, as master servicer (the "Master Servicer") and ___________, as trustee (the "Trustee").

           2. That the Owner (i) is not and will not be a "disqualified organization" as of _____________ [date of transfer] within the meaning of
Section 860E(e)(5) of the Internal Revenue Code of 1986, as amended (the "Code"), (ii) will endeavor to remain other than a disqualified organization for so long as it retains its ownership interest in the Class [R] Certificates, and
(iii) is acquiring the Class [R] Certificates for its own account or for the account of another Owner from which it has received an affidavit and agreement in substantially the same form as this affidavit and agreement. (For this purpose, a "disqualified organization" means the United States, any state or political subdivision thereof, any agency or instrumentality of any of the foregoing (other than an instrumentality all of the activities of which are subject to tax and, except for Freddie Mac, a majority of whose board of directors is not selected by any such governmental entity) or any foreign government, international organization or any agency or instrumentality of such foreign government or organization, any rural electric or telephone cooperative, or any organization (other than certain farmers' cooperatives) that is generally exempt from federal income tax unless such organization is subject to the tax on unrelated business taxable income).

           3. That the Owner is aware (i) of the tax that would be imposed on transfers of Class R Certificates to disqualified organizations under the Code, that applies to all transfers of Class [R] Certificates after March 31, 1988;
(ii) that such tax would be on the transferor, or, if such transfer is through an agent (which person includes a broker, nominee or middleman) for a disqualified organization, on the agent; (iii) that the person otherwise liable for the tax shall be relieved of liability for the tax if the transferee furnishes to such person an affidavit that the transferee is not a disqualified organization and, at the time of transfer, such person does not have actual knowledge that the affidavit is false; and (iv) that the Class [R] Certificates may be "noneconomic residual interests" within the meaning of Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax.

           4. That the Owner is aware of the tax imposed on a "pass-through entity" holding Class [R] Certificates if at any time during the taxable year of the pass-through entity a disqualified organization is the record holder of an interest in such entity. (For this purpose, a "pass through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives.)

           5. That the Owner is aware that the Trustee will not register the transfer of any Class [R] Certificates unless the transferee, or the transferee's agent, delivers to it an affidavit and agreement, among other things, in substantially the same form as this affidavit and agreement. The Owner expressly agrees that it will not consummate any such transfer if it knows or believes that any of the representations contained in such affidavit and agreement are false.

           6. That the Owner has reviewed the restrictions set forth on the face of the Class [R] Certificates and the provisions of Section 5.02(f) of the Pooling and Servicing Agreement under which the Class [R] Certificates were issued (in particular, clause (iii)(A) and (iii)(B) of Section 5.02(f) which authorize the Trustee to deliver payments to a person other than the Owner and negotiate a mandatory sale by the Trustee in the event the Owner holds such Certificates in violation of Section 5.02(f)). The Owner expressly agrees to be bound by and to comply with such restrictions and provisions.

           7. That the Owner consents to any additional restrictions or arrangements that shall be deemed necessary upon advice of counsel to constitute a reasonable arrangement to ensure that the Class [R] Certificates will only be owned, directly or indirectly, by an Owner that is not a disqualified organization.

           8. The Owner's Taxpayer Identification Number is
____________________.

           9. This affidavit and agreement relates only to the Class [R] Certificates held by the owner and not to any other holder of the Class [R] Certificates. The Owner understands that the liabilities described herein relate only to the Class [R] Certificates.

           10. That no purpose of the Owner relating to the transfer of any of the Class [R] Certificates by the Owner is or will be to impede the assessment or collection of any tax.

           11. That the Owner has no present knowledge or expectation that it will be unable to pay any United States taxes owed by it so long as any of the Certificates remain outstanding. In this regard, the Owner hereby represents to and for the benefit of the person from whom it acquired the Class [R] Certificate that the Owner intends to pay taxes associated with holding such Class [R] Certificate as they become due, fully understanding that it may incur tax liabilities in excess of any cash flows generated by the Class [R] Certificate.

           12. That the Owner has no present knowledge or expectation that it will become insolvent or subject to a bankruptcy proceeding for so long as any of the Class [R] Certificates remain outstanding.

           13. The Owner is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof, provided that with respect to any partnership or other entity treated as a partnership for United States federal income tax purposes, all persons that own an interest in such partnership either directly or through any entity that is not a corporation for United States federal income tax purposes are required by the applicable operative agreement to be United States Persons, or an estate or trust whose income from sources without the United States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States.

           14. (a) The Certificates (i) are not being acquired by, and will not be transferred to, any employee benefit plan within the meaning of section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or other retirement arrangement, including individual retirement accounts and annuities, Keogh plans and bank collective investment funds and insurance company general or separate accounts in which such plans, accounts or arrangements are invested, that is subject to ERISA or Section 4975 of the Internal Revenue Code of 1986 (the "Code") (any of the foregoing, a "Plan"),
(ii) are not being acquired with "plan assets" of a Plan within the meaning of the Department of Labor ("DOL") regulation, 29 C.F.R. ss. 2510.3-101 or otherwise under ERISA, and (iii) will not be transferred to any entity that is deemed to be investing in plan assets within the meaning of the DOL regulation, 29 C.F.R. ss. 2510.3-101 or otherwise under ERISA; or

           (b) The Owner will provide the Trustee with an opinion of counsel, as specified in Section 5.02(c) of the Pooling and Servicing Agreement, acceptable to and in form and substance satisfactory to the Trustee to the effect that the purchase of Certificates is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under ERISA or
Section 4975 of the Code and will not subject the Trustee, the Depositor or the Master Servicer to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in the Pooling and Servicing Agreement.

           In addition, the Owner hereby certifies, represents and warrants to, and covenants with, the Depositor, the Trustee and the Master Servicer that the Owner will not transfer such Certificates to any Plan or person unless either such Plan or person meets the requirements set forth in either (a) or (b) above.

           Capitalized terms used but not defined herein shall have the meanings assigned in the Pooling and Servicing Agreement.

           IN WITNESS WHEREOF, the Owner has caused this instrument to be executed on its behalf, by its [Title of Officer] and its corporate seal to be hereunto attached, attested by its [Assistant] Secretary, this ______ day of _____________, _____.


                                                ________________________________
                                                [NAME OF OWNER]


                                                By: ____________________________
                                                    [Name of Officer]
                                                    [Title of Officer]

[Corporate Seal]


ATTEST:


________________________________
[Assistant] Secretary

           Personally appeared before me the above-named [Name of Officer], known or proved to me to be the same person who executed the foregoing instrument and to be the [Title of Officer] of the Owner, and acknowledged to me that such person executed the same as such person's free act and deed and the free act and deed of the Owner.

           Subscribed and sworn before me this ____ day of ___________, 200__.


                                              __________________________________
                                              NOTARY PUBLIC


                                              COUNTY OF_________________________

                                              STATE OF__________________________


                                              My Commission expires the ____ day
                                              of __________, 200__.

                                    EXHIBIT H

                             MORTGAGE LOAN SCHEDULE

                                    EXHIBIT I

                     SPONSOR REPRESENTATIONS AND WARRANTIES


           Sponsor 's Representations Assigned by Depositor to Trustee


           Representations and Warranties. Pursuant to the Mortgage Loan Purchase Agreement, the Sponsor has made certain representations and warranties to the Depositor. The Sponsor shall confirm such representations and warranties and shall deliver a Sponsor's Warranty Certificate and an Officer's Certificate on the Closing Date (i) reaffirming such representations and warranties and (ii) specifically restating and reaffirming the following representations and warranties as of such date. The following representations are, pursuant to the Pooling and Servicing Agreement, assigned by the Depositor to the Trustee for the benefit of the Certificateholders, together with the related repurchase rights specified in the Mortgage Loan Purchase Agreement. Pursuant to the Mortgage Loan Purchase Agreement, the Sponsor's Warranty Certificate and related Officer's Certificate, the Sponsor affirms each such representation and warranty and agrees, consents to and acknowledges the assignment thereof to the Trustee. All capitalized terms herein shall have the meanings assigned in the Pooling and Servicing Agreement and the Sponsor 's Warranty Certificate, as applicable.

           The Sponsor hereby represents and warrants to the Depositor and Trustee, as to each Mortgage Loan, that as of the Closing Date or as of such other date specifically provided herein:

           (i) the information set forth in the Mortgage Loan Schedule hereto is true and correct in all material respects;

           (ii) the terms of the Mortgage Note and the Mortgage have not been impaired, waived, altered or modified in any respect, except by written instruments, (i) if required by law in the jurisdiction where the Mortgaged Property is located, or (ii) to protect the interests of the Trustee on behalf of the Certificateholders;

           (iii) the Mortgage File for each Mortgage Loan contains a true and complete copy of each of the documents contained in such Mortgage File, including all amendments, modifications and, if applicable, waivers and assumptions that have been executed in connection with such Mortgage Loan;

           (iv) immediately prior to the transfer to the Purchaser, the Sponsor was the sole owner of beneficial title and holder of each Mortgage and Mortgage Note relating to the Mortgage Loans and is conveying the same free and clear of any and all liens, claims, encumbrances, participation interests, equities, pledges, charges or security interests of any nature and the Sponsor has full right and authority to sell or assign the same pursuant to this Agreement;

           (v) each Mortgage is a valid and enforceable first lien on the property securing the related Mortgage Note and each Mortgaged Property is owned by the Mortgagor in fee simple (except with respect to common areas in the case of condominiums, PUDs and de minimis PUDs) or by leasehold for a term longer than the term of the related Mortgage, subject only to (i) the lien of current real property taxes and assessments, (ii) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage, such exceptions being acceptable to mortgage lending institutions generally or specifically reflected in the appraisal obtained in connection with the origination of the related Mortgage Loan or referred to in the lender's title insurance policy delivered to the originator of the related Mortgage Loan and (iii) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by such Mortgage;

           (vi) no payment of principal of or interest on or in respect of any Mortgage Loan is 30 or more days past due;

           (vii) there is no mechanics' lien or claim for work, labor or material affecting the premises subject to any Mortgage which is or may be a lien prior to, or equal with, the lien of such Mortgage except those which are insured against by the title insurance policy referred to in (xii) below;

           (viii) as of the Cut off Date, (i) no Mortgage Loan had been 30 days or more delinquent more than once during the preceding 12 months, (ii) no Mortgage Loan had been delinquent for 60 days or more during the preceding 12 months and (iii) to Sponsor 's knowledge, there was no delinquent tax or assessment lien against the property subject to any Mortgage, except where such lien was being contested in good faith and a stay had been granted against levying on the property;

           (ix) there is no valid offset, defense or counterclaim to any Mortgage Note or Mortgage, including the obligation of the Mortgagor to pay the unpaid principal and interest on such Mortgage Note;

           (x) to Sponsor 's knowledge, except to the extent insurance is in place which will over such damage, the physical property subject to any Mortgage is free of material damage and is in good repair and there is no proceeding pending or threatened for the total or partial condemnation of any Mortgaged Property;

           (xi) each Mortgage Loan complies in all material respects with applicable local, state and federal laws, including, without limitation, usury, equal credit opportunity, real estate settlement procedures, the Federal Truth In Lending Act and disclosure laws, including, but not limited to, any applicable predatory lending laws. The consummation of the transactions contemplated hereby, including without limitation, the receipt of interest by the owner of such Mortgage Loan or the holders of Certificates secured thereby, will not involve the violation of any such laws. Each Mortgage Loan is being serviced in all material respects in accordance with applicable local, state and federal laws, including, without limitation, the Federal Truth In Lending Act and other consumer protection laws, real estate settlement procedures, usury, equal credit opportunity and disclosure laws;

           (xii) a lender's title insurance policy (on an ALTA or CLTA form) or binder, or other assurance of title customary in the relevant jurisdiction therefor in a form acceptable to Fannie Mae or Freddie Mac, was issued on the date that each Mortgage Loan was created by a title insurance company which, to the best of Sponsor's knowledge, was qualified to do business in the jurisdiction where the related Mortgaged Property is located, insuring the Sponsor and its successors and assigns that the Mortgage is a first priority lien on the related Mortgaged Property in the original principal amount of the Mortgage Loan. Sponsor is the sole insured under such lender's title insurance policy, and such policy, binder or assurance is valid and remains in full force and effect, and each such policy, binder or assurance shall contain all applicable endorsements including a negative amortization endorsement, if applicable;

           (xiii) in the event the Mortgage constitutes a deed of trust, either a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in the Mortgage or if no duly qualified trustee has been properly designated and so serves, the Mortgage contains satisfactory provisions for the appointment of such trustee by the holder of the Mortgage at no cost or expense to such holder, and no fees or expenses are or will become payable by Purchaser to the trustee under the deed of trust, except in connection with a trustee's sale after default by the mortgagor;

           (xiv) (i) the Loan-to-Value Ratio of each Mortgage Loan at origination was not more than [___]%; (ii) except with regard to [___]% of the Mortgage Loans, each Mortgage Loan with a Loan-to-Value Ratio at origination in excess of [____]% will be insured by one of the following: (a) a Primary Insurance Policy issued by a private mortgage insurer or (b) a Radian Lender-Paid PMI Policy. Each Primary Insurance Policy will insure against default under each insured Mortgage Note as follows: (i) for which the outstanding principal balance at origination of such Mortgage Loan is greater than or equal to [____] % and up to and including [____]% of the lesser of the Appraised Value and the sales price, such Mortgage Loan is covered by a Primary Insurance Policy in an amount equal to at least [____]% of the Allowable Claim and (ii) for which the outstanding principal balance at origination of such Mortgage Loan exceeded 90.00% of the lesser of the Appraised Value and the sales price, such Mortgage Loan is covered by a Primary Insurance Policy in an amount equal to at least [____]% of the Allowable Claim. Each Radian Lender-Paid PMI Policy will insure against default under each insured Mortgage Note related to a covered Mortgage Loan as follows: (i) for which the outstanding principal balance at origination of such Mortgage Loan is at least [____]% and up to and including [____]% of the lesser of the Appraised Value and the sales price, such Mortgage Loan is covered by such Radian Lender-Paid PMI Policy in an amount equal to at least [____]% of the Allowable Claim and (ii) for which the outstanding principal balance at origination of such Mortgage Loan is at least [____]% and up to and including [____]% of the lesser of the Appraised Value and the sales price, such Mortgage Loan is covered by such Radian Lender-Paid PMI Policy in an amount equal to at least [____]% of the Allowable Claim. The "Appraised Value" is the appraised value of the related Mortgaged Property at the time of origination of such Mortgage Loan. The "Allowable Claim" for any Mortgage Loan covered by a Primary Insurance Policy or a Radian Lender-Paid PMI Policy is the current principal balance of such Mortgage Loan plus accrued interest and allowable expenses at the time of the claim;

           (xv) at the time of origination, each Mortgaged Property was the subject of an appraisal which conforms to the Sponsor's underwriting requirements, and a complete copy of such appraisal is contained in the Mortgage File;

           (xvi) on the basis of a representation by the borrower at the time of origination of the Mortgage Loans, at least [___]% of the Mortgage Loans (by aggregate principal balance) will be secured by Mortgages on owner occupied primary residence properties;

           (xvii) neither the Sponsor nor any servicer of the related Mortgage Loans has advanced funds or knowingly received any advance of funds by a party other than the Mortgagor, directly or indirectly, for the payment of any amount required by the Mortgage, except for (i) interest accruing from the date of the related Mortgage Note or date of disbursement of the Mortgage Loan proceeds, whichever is later, to the date which precedes by 30 days the first Due Date under the related Mortgage Note, and (ii) customary advances for insurance and taxes;

           (xviii) each Mortgage Note, the related Mortgage and other agreements executed in connection therewith are genuine, and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditor's rights generally and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law); and, to the best of Sponsor's knowledge, all parties to each Mortgage Note and the Mortgage had legal capacity to execute the Mortgage Note and the Mortgage and each Mortgage Note and Mortgage has been duly and properly executed by the Mortgagor;

           (xix) to the extent required under applicable law, each conduit seller and subsequent mortgagee or servicer of the Mortgage Loans was authorized to transact and do business in the jurisdiction in which the related Mortgaged Property is located at all times when it held or serviced the Mortgage Loan; and any obligations of the holder of the related Mortgage Note, Mortgage and other loan documents have been complied with in all material respects; servicing of each Mortgage Loan has been in accordance with the servicing standard set forth in Section 3.01 of the Pooling and Servicing Agreement and the terms of the Mortgage Notes, the Mortgage and other loan documents, whether the creation of such Mortgage Loan and servicing was done by the Sponsor, its affiliates, or any third party which created the Mortgage Loan on behalf of, or sold the Mortgage Loan to, any of them, or any servicing agent of any of the foregoing;

           (xx) the related Mortgage Note and Mortgage contain customary and enforceable provisions such as to render the rights and remedies of the holder adequate for the realization against the Mortgaged Property of the benefits of the security, including realization by judicial, or, if applicable, non judicial foreclosure, and, to Sponsor 's knowledge, there is no homestead or other exemption available to the Mortgagor which would interfere with such right to foreclosure;

           (xxi) except with respect to holdbacks required by certain Mortgage Loans which holdbacks create a fund for (i) the repair of Mortgaged Property due to damage from adverse weather conditions, or (ii) the completion of new construction, or both, the proceeds of the Mortgage Loans have been fully disbursed, there is no requirement for future advances thereunder and any and all requirements as to completion of any on site or off site improvements and as to disbursements of any escrow funds therefor have been complied with; and all costs, fees and expenses incurred in making, closing or recording the Mortgage Loan have been paid, except recording fees with respect to Mortgages not recorded as of the Closing Date;

           (xxii) as of the Closing Date, the improvements on each Mortgaged Property securing a Mortgage Loan is insured (by an insurer which is acceptable to the Sponsor) against loss by fire and such hazards as are covered under a standard extended coverage endorsement in the locale in which the Mortgaged Property is located, in an amount which is not less than the lesser of the maximum insurable value of the improvements securing such Mortgage Loan or the outstanding principal balance of the Mortgage Loan, but in no event in an amount less than an amount that is required to prevent the Mortgagor from being deemed to be a co insurer thereunder; if the improvement on the Mortgaged Property is a condominium unit, it is included under the coverage afforded by a blanket policy for the condominium project; if upon origination of the related Mortgage Loan, the improvements on the Mortgaged Property were in an area identified as a federally designated flood area, a flood insurance policy is in effect in an amount representing coverage not less than the least of (i) the outstanding principal balance of the Mortgage Loan, (ii) the restorable cost of improvements located on such Mortgaged Property or (iii) the maximum coverage available under federal law; and each Mortgage obligates the Mortgagor thereunder to maintain the insurance referred to above at the Mortgagor's cost and expense;

           (xxiii) there is no monetary default existing under any Mortgage or the related Mortgage Note and there is no material event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach or event of acceleration; and neither the Sponsor, any of its affiliates nor any servicer of any related Mortgage Loan has taken any action to waive any default, breach or event of acceleration; no foreclosure action is threatened or has been commenced with respect to the Mortgage Loan;

           (xxiv) to Sponsor's knowledge, no Mortgagor, at the time of origination of the applicable Mortgage, was a debtor in any state or federal bankruptcy or insolvency proceeding;

           (xxv) each Mortgage Loan was originated or funded by (a) a savings and loan association, savings bank, commercial bank, credit union, insurance company or similar institution which is supervised and examined by a federal or state authority (or originated by (i) a subsidiary of any of the foregoing institutions which subsidiary is actually supervised and examined by applicable regulatory authorities or (ii) a mortgage loan correspondent of any of the foregoing and that was originated pursuant to the criteria established by any of the foregoing) or (b) a mortgagee approved by the Secretary of Housing and Urban Development pursuant to sections 203 and 211 of the National Housing Act, as amended;

           (xxvi) all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including, but not limited to, certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities;

           (xxvii) to Sponsor's knowledge, the Mortgaged Property and all improvements thereon comply with all requirements of any applicable zoning and subdivision laws and ordinances;

           (xxviii) no instrument of release or waiver has been executed in connection with the Mortgage Loans, and no Mortgagor has been released, in whole or in part, except in connection with an assumption agreement which has been approved by the primary mortgage guaranty insurer, if any, and which has been delivered to the Trustee;

           (xxix) [Reserved]

           (xxx) no Mortgage Loan was originated based on an appraisal of the related Mortgaged Property made prior to completion of construction of the improvements thereon unless a certificate of completion was obtained prior to closing of the Mortgage Loan;

           (xxxi) each of the Mortgaged Properties consists of a single parcel of real property with a detached single family residence erected thereon, or a two to four family dwelling, or an individual condominium unit in a condominium project or a townhouse, a condohotel, an individual unit in a PUD or an individual unit in a de minimis PUD;

           (xxxii) no Mortgaged Property consists of a single parcel of real property with a cooperative housing development erected thereon. Any condominium unit, PUD or de minimis PUD conforms with Progressive Loan Series Program requirements regarding such dwellings or is covered by a waiver confirming that such condominium unit, PUD or de minimis PUD is acceptable to the Sponsor;

           (xxxiii) as of the Cut off Date, the Mortgage Rate of each Mortgage Loan was not less than _____% per annum and not more than ____% per annum, and the weighted average Mortgage Rate of the Mortgage Loans was approximately ____% per annum;

           (xxxiv) measured by principal balance, no more than ____% of the Mortgage Loans are secured by an individual unit in a condominium project or hi rise, at least ____% of the Mortgage Loans are secured by real property with two-to-four family residences, at least ____% of the Mortgage Loans are secured by real properties in planned unit developments, at least ____% of the Mortgage Loans are secured by real property with a condominium erected thereon; and at least ____% of the Mortgage Loans are secured by real property with a detached single family residence erected thereon, including de minimis PUDs;

           (xxxv) as of the Cut off Date, the remaining term to scheduled maturity of each Mortgage Loan is not less than ____ months and not more than ____ months;

           (xxxvi) as of the Cut off Date, no more than ____% (by aggregate principal balance) of the Mortgage Loans are cash out refinances;

           (xxxvii) as of the Cut off Date, no more than ____% (by aggregate principal balance) of the Mortgage Loans are rate and term refinances;

           (xxxviii) as of the Cut off Date, no fewer than ____% (by aggregate principal balance) of the Mortgage Loans are purchase money loans;

           (xxxix) as of the Cut off Date, no more than ____% and ____% of the Mortgage Loans (by aggregate principal balance) are secured by properties located in the states of California and Florida, respectively;

           (xl) as of the Cut off Date, the principal balances of the Mortgage Loans range from approximately $________ to approximately $_________, and the average unpaid principal balance is $_________.

           (xli) with respect to Mortgaged Properties at the time of origination of the related Mortgage Loans, measured by aggregate unpaid principal balance as of the Cut off Date, at least ____% of the Mortgaged Properties are owner occupied primary residences, no more than ____% of the Mortgaged Properties are second homes and no more than ____% of the Mortgaged Properties are investor owned properties;

           (xlii) as of the Cut off Date, none of the Mortgage Loans (by aggregate principal balance) are Buydown Mortgage Loans;

           (xliii) each Mortgage Loan constitutes a "qualified mortgage" under
Section 860G(a)(3)(A) of the Code and Treasury Regulation Section 1.860G
2(a)(1);

           (xliv) with respect to each Mortgage Loan directly originated by the Sponsor (and not through a third party broker or other third party) as of the Closing Date, to the best of Sponsor's knowledge, there has been no fraud, misrepresentation or dishonesty with respect to the origination of any Mortgage Loan;

           (xlv) no selection procedure reasonably believed by the Sponsor to be adverse to the interests of the Certificateholders was utilized in selecting the Mortgage Loans;

           (xlvi) no Mortgage Loan is subject to the Home Ownership and Equity Protection Act of 1994 or any comparable state law;

           (xlvii) no proceeds from any Mortgage Loan were used to finance single premium credit insurance policies;

           (xlviii) no Mortgage Loan provides for payment of a Prepayment Charge on Principal Prepayments made more than five years from the date of the first contractual Due Date of the related Mortgage Loan; and

           (xlix) none of the Mortgage Loans is a "high cost home loan" as defined in the Georgia Fair Lending Act, as amended (the "Georgia Act"), the New York Predatory Lending Law, codified as N.Y. Banking Law ss.6 I, N.Y. Gen. Bus. Law ss.771 a, and N.Y. Real Prop. Acts Law ss.1302 (together, the "New York Act"), the Arkansas Home Loan Protection Act, as amended (the "Arkansas Act"), or Kentucky Revised Statutes ss.360.100, as amended (the "Kentucky Act"); and all the Mortgage Loans that are subject to the Georgia Act, the New York Act, the Arkansas Act and the Kentucky Act comply with the requirements of each such act. Each Mortgage Loan for which the related Mortgaged Property is located in the State of Georgia was originated prior to October 1, 2002, or on or after March 9, 2003.

           (l) no mortgage loan in the trust is a "high cost home," "covered" (excluding home loans defined as "covered home loans" in the New Jersey Home Ownership Security Act of 2002 that were originated between November 26, 2003 and July 7, 2004), "high risk home" or "predatory" loan under any other applicable state, federal or local law (or a similarly classified loan using different terminology under a law imposing heightened regulatory scrutiny or additional legal liability for residential mortgage loans having high interest rates, points and/or fees).

           (li) no subprime mortgage loan originated on or after October 1, 2002 underlying the Security will impose a prepayment premium for a term in excess of three years. Any loans originated prior to such date, and any non subprime loans, will not impose prepayment penalties in excess of five years.

           (lii) the servicer for each mortgage loan underlying the Security has fully furnished and will fully furnish, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information (i.e., favorable and unfavorable) on its borrower credit files to Equifax, Experian, and Trans Union Credit Information Company (three of the credit repositories), on a monthly basis.

           (liii) with respect to any mortgage loan originated on or after August 1, 2004 and underlying the Security, neither the related mortgage nor the related mortgage note requires the borrower to submit to arbitration to resolve any dispute arising out of or relating in any way to the mortgage loan transaction.

           (liv) No mortgage loan is a High Cost Loan or Covered Loan, as applicable (as such terms are defined in the then current Standard & Poor's LEVELS(R) Glossary which is now Version 5.6b Revised, Appendix E) and no mortgage loan originated on or after October 1, 2002 through March 6, 2003 is governed by the Georgia Fair Lending Act.

           (lv) Information provided to the rating agencies, including the loan level detail, is true and correct according to the rating agency requirements.

           (lvi) The prepayment penalties included in the transaction are enforceable and were originated in compliance with all applicable federal, state and local laws.

           (lvii) The schedule of Prepayment Charges is true and correct.

                                    EXHIBIT J

      FORM OF NOTICE UNDER SECTION 3.24 OF POOLING AND SERVICING AGREEMENT


                                                    ___________, 200_



[Addressee]

      Re:   Impac Secured Assets Corp.
            Mortgage Pass-Through Certificates
            SERIES 200_-____

           Pursuant to Section 3.25 of the Pooling and Servicing Agreement, dated as of ____________, 200_, relating to the Certificates referenced above, the undersigned does hereby notify you that:

           (a) The prepayment assumption used in pricing the Certificates with respect to the Mortgage Loans in Series 200_-_ consisted of a Prepayment Assumption (the "Prepayment Assumption") of ____% per annum.

           (b) With respect to each Class of Certificates comprising the captioned series, set forth below is (i), the first price, as a percentage of the Certificate Principal Balance or Notional Amount of each Class of Certificates, at which 10% of the aggregate Certificate Principal Balance or Notional Amount of each such Class of Certificates was first sold at a single price, if applicable, or (ii) if more than 10% of a Class of Certificates have been sold but no single price is paid for at least 10% of the aggregate Certificate Principal Balance or Notional Amount of such Class of Certificates, then the weighted average price at which the Certificates of such Class were sold expressed as a percentage of the Certificate Principal Balance or Notional Amount of such Class of Certificates, (iii) if less than 10% of the aggregate Certificate Principal Balance or Notional Amount of a Class of Certificates has been sold, the purchase price for each such Class of Certificates paid by ___________ (the "Underwriter"), expressed as a percentage of the Certificate Principal Balance or Notional Amount of such Class of Certificates calculated by: (1) estimating the fair market value of each such Class of Certificates as of ___________, 200_; (2) adding such estimated fair market value to the aggregate purchase prices of each Class of Certificates described in clause (i) or (ii) above; (3) dividing each of the fair market values determined in clause
(1) by the sum obtained in clause (2); (4) multiplying the quotient obtained for each Class of Certificates in clause (3) by the purchase price paid by the Underwriters for all the Certificates purchased by it; and (5) for each Class of Certificates, dividing the product obtained from such Class of Certificates in clause (4) by the initial Certificate Principal Balance or Notional Amount of such Class of Certificates or (iv) the fair market value (but not less than zero) as of the Closing Date of each Certificate of each Class of Certificates retained by the Depositor or an affiliate corporation, or delivered to the sponsor:

           SERIES 200_-_

           Class A-1:          ____%

           Class A-1M:         ____%

           Class A-2A:         ____%

           Class A-2B:         ____%

           Class A-2C:         ____%

           Class M-1:         ____%

           Class M-2:         ____%

           Class M-3:         ____%

           Class M-4:         ____%

           Class M-5:         ____%

           Class M-6:         ____%

           Class M-7:         ____%

           Class M-8:         ____%

           Class B:           ____%

           Class C:           ____%

           Class P:           ____%

           Class R:           ____%

           The prices and values set forth above do not include accrued interest with respect to periods before the closing.


                                                    IMPAC SECURED ASSETS CORP.


                                                    By:_________________________
                                                       Name:
                                                       Title:

                                    EXHIBIT K

                    IMPAC FUNDING CORPORATION SERVICING GUIDE

                             (provided upon request)

                                   EXHIBIT L-1

            FORM CERTIFICATION TO BE PROVIDED BY THE MASTER SERVICER

                                 WITH FORM 10-K


      Re:   Impac Secured Assets Corp.,
            MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 200_-_


           I, [identify the certifying individual], certify that:

           1. I have reviewed this report on Form 10-K and all reports on Form 10-D required to be filed in respect of the period covered by this report on Form 10-K of [identify the issuing entity] (the "Exchange Act periodic reports");

           2. Based on my knowledge, the Exchange Act periodic reports, taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

           3. Based on my knowledge, all of the distribution, servicing and other information required to be provided under Form 10-D for the period covered by this report is included in the Exchange Act periodic reports;

           4. [I am responsible for reviewing the activities performed by the servicer(s) and based on my knowledge and the compliance review(s) conducted in preparing the servicer compliance statement(s) required in this report under
Item 1123 of Regulation AB, and except as disclosed in the Exchange Act periodic reports, the servicer(s) [has/have] fulfilled [its/their] obligations under the servicing agreement(s); and] [Based on my knowledge and the servicer compliance statement(s) required in this report under Item 1123 of Regulation AB, and except as disclosed in the Exchange Act periodic reports, the servicer(s) [has/have] fulfilled [its/their] obligations under the servicing agreement(s); and]

           5. All of the reports on assessment of compliance with servicing criteria for asset-backed securities and their related attestation reports on assessment of compliance with servicing criteria for asset-backed securities required to be included in this report in accordance with Item 1122 of Regulation AB and Exchange Act Rules 13a-18 and 15d-18 have been included as an exhibit to this report, except as otherwise disclosed in this report. Any material instances of noncompliance described in such reports have been disclosed in this report on Form 10-K.

[In giving the certifications above, I have reasonably relied on information provided to me by the following unaffiliated parties [name of servicer, sub-servicer, co-servicer, depositor or trustee].]


                                          Date: . . . . . . . . . . . . . .

                                          ______________________________________
                                          [Signature]
                                          [Title]

                                   EXHIBIT L-2

                            FORM CERTIFICATION TO BE
                   PROVIDED TO MASTER SERVICER BY THE TRUSTEE


      Re:   Impac Secured Assets Corp.,
            MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 200_-_


           I, [Identify the certifying individual], a [______________] of ___________, as Trustee, hereby certify to Impac Funding Corporation and its officers, directors and affiliates, and with the knowledge and intent that they will rely upon this certification, that:

           1. I have reviewed the annual report on Form 10-K for the fiscal year [__], and all reports on Form 8-K containing distribution reports filed in respect of periods included in the year covered by that annual report, of the Issuing Entity relating to the above-referenced trust;

           2. Based on my knowledge, the information in these distribution reports prepared by the Trustee, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the last day of the period covered by that annual report; and

           3. Based on my knowledge, the distribution information required to be provided by the Trustee under the Agreement is included in these distribution reports.

           Capitalized terms used but not defined herein have the meanings ascribed to them in the Pooling and Servicing Agreement, dated ___________, 200_ (the "Agreement"), among Impac Secured Assets Corp., as Depositor, Impac Funding Corporation, as Master Servicer, ___________, as Trustee.

                                          __________________________________, as
                                          Trustee

                                          By: __________________________________
                                          Name:
                                          Title:

                                          Date:

                                   EXHIBIT L-3

                            FORM CERTIFICATION TO BE
                   PROVIDED TO MASTER SERVICER BY THE TRUSTEE


      Re:   Impac Secured Assets Corp.,
            MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 200_-_


           I, [Identify the certifying individual], a [_________________] of ____________, as Trustee, hereby certify to Impac Funding Corporation and its officers, directors and affiliates, and with the knowledge and intent that they will rely upon this certification, that:

           1. Based on my knowledge, the distribution information required to be provided by the Trustee under the Agreement is included in these distribution reports.

           Capitalized terms used but not defined herein have the meanings ascribed to them in the Pooling and Servicing Agreement, dated _____________, 200_ (the "Agreement"), among Impac Secured Assets Corp., as Depositor, Impac Funding Corporation, as Master Servicer and _____________, as Trustee.


                                          __________________________________, as
                                          Trustee

                                          By: __________________________________
                                          Name:
                                          Title:

                                          Date:

                                   EXHIBIT L-4

             FORM OF BACK-UP CERTIFICATION TO FORM 10-K CERTIFICATE


      Re: The [ ] agreement dated as of [ ], 200[ ] (the "Agreement"), among [IDENTIFY PARTIES] -

           I, ________________________________, the _______________________ of
[NAME OF COMPANY], certify to [the Purchaser], [the Depositor], and the [Master Servicer] [Trustee], and their officers, with the knowledge and intent that they will rely upon this certification, that:

           (1) I have reviewed the servicer compliance statement of the Company provided in accordance with Item 1123 of Regulation AB (the "Compliance Statement"), the report on assessment of the Company's compliance with the servicing criteria set forth in Item 1122(d) of Regulation AB (the "Servicing Criteria"), provided in accordance with Rules 13a-18 and 15d-18 under Securities Exchange Act of 1934, as amended (the "Exchange Act") and Item 1122 of Regulation AB (the "Servicing Assessment"), the registered public accounting firm's attestation report provided in accordance with Rules 13a-18 and 15d-18 under the Exchange Act and Section 1122(b) of Regulation AB (the "Attestation Report"), and all servicing reports, officer's certificates and other information relating to the servicing of the Mortgage Loans by the Company during 200[ ] that were delivered by the Company to the [Depositor] [Master Servicer] [Trustee] pursuant to the Agreement (collectively, the "Company Servicing Information");

           (2) Based on my knowledge, the Company Servicing Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in the light of the circumstances under which such statements were made, not misleading with respect to the period of time covered by the Company Servicing Information;

           (3) Based on my knowledge, all of the Company Servicing Information required to be provided by the Company under the Agreement has been provided to the [Depositor] [Master Servicer] [Trustee];

           (4) I am responsible for reviewing the activities performed by the Company as servicer under the Agreement, and based on my knowledge and the compliance review conducted in preparing the Compliance Statement and except as disclosed in the Compliance Statement, the Servicing Assessment or the Attestation Report, the Company has fulfilled its obligations under the Agreement in all material respects; and

           (5) The Compliance Statement required to be delivered by the Company pursuant to the Agreement, and the Servicing Assessment and Attestation Report required to be provided by the Company and by any Subservicer or Subcontractor pursuant to the Agreement, have been provided to the [Depositor] [Master Servicer]. Any material instances of noncompliance described in such reports have been disclosed to the [Depositor] [Master Servicer]. Any material instance of noncompliance with the Servicing Criteria has been disclosed in such reports.


                                                 Date: _________________________


                                                 By: ___________________________
                                                 Name: _________________________
                                                 Title: ________________________

                                    EXHIBIT M

                             FORM OF SWAP AGREEMENT


                                                    [Swap Provider]



TO: __________________, not in its individual capacity but solely as Supplemental Interest Trust Trustee on behalf of the Supplemental Interest Trust ("PARTY B" or "COUNTERPARTY")

ATTN:      Client Manager - ISAC 200_-_

FAX NO:

FROM:      ________________________ ("PARTY A" or "___________")

DATE:      ___________ , 200_

REFERENCE: ___________


                               SWAP CONFIRMATION


The purpose of this facsimile (this "Confirmation") is to confirm the terms and conditions of the Transaction entered into between us on the Trade Date specified below (the "Transaction"). This Confirmation supersedes any previous Confirmation or other communication with respect to the Transaction and evidences a complete and binding agreement between us as to the terms of the Transaction. This Confirmation constitutes a "Confirmation" as referred to in the ISDA Master Agreement referred to below.

The definitions and provisions contained in the 2000 ISDA Definitions (the "2000 Definitions"), as published by the International Swaps and Derivatives Association, Inc. ("ISDA") are incorporated into this Confirmation. In the event of any inconsistency between the 2000 Definitions and this Confirmation, this Confirmation will govern for the purposes of the Transaction. References herein to a "Transaction" shall be deemed to be references to a "Swap Transaction" for the purposes of the 2000 Definitions. Capitalized terms used in this Confirmation and not defined in this Confirmation or the 2000 Definitions shall have the respective meaning assigned in the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of ___________, 200_, among Impac Secured Asset Corp., as Company, Impac Funding Corporation, as Master Servicer, and ___________, as Trustee. Each party hereto agrees to make payment to the other party hereto in accordance with the provisions of this Confirmation and of the Agreement. In this Confirmation, "Party A" means ___________ and "Party B" means the Counterparty.

This Confirmation supersedes any previous Confirmation or other communication with respect to the Transaction and evidences a complete and binding agreement between you and us as to the terms of the Swap Transaction to which this Confirmation relates. This Confirmation is subject to the terms and conditions of the ISDA Master Agreement dated as of ___________, 200_, between each of Party A and Party B and shall form a part of and be subject to that ISDA Master Agreement.

Each party represents to the other party that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary): -

(a) NON-RELIANCE. It is acting for its own account, and it has made its own independent decisions to enter into the Transaction and as to whether the Transaction is appropriate or proper based upon its own judgement and upon advice from such advisers as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into the Transaction: it being understood that information and explanations related to the terms and conditions of the Transaction shall not be considered investment advice or a recommendation to enter into the Transaction. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of the Transaction.

(b) ASSESSMENT AND UNDERSTANDING. It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of the Transaction. It is also capable of assuming, and assumes, the risks of the Transaction.

(c) STATUS OF PARTIES. The other party is not acting as a fiduciary for or an adviser to it in respect of the Transaction.


The terms of the particular Transaction to which this Confirmation relates are as follows:

Notional Amount: For each Calculation Period, the Notional Amount shall equal the lesser of:

           (i) the Scheduled Notional Amount for such Calculation Period as detailed in the Schedule of Notional Amounts attached hereto, and

           (ii) the aggregate Certificate Principal Balance of the Impac Secured Assets Corp., Mortgage Pass-Through Certificates, Series 200_-_ as of the first day of the relevant Calculation Period.

Trade Date:          ___________, 200_

Effective Date:      ___________, 200_

Termination Date:    ___________, 20__, subject to adjustment in accordance with the Business Day Convention.

FIXED AMOUNTS:

Fixed Rate Payer:    Party B

           Upfront Fee:        USD___________

           Upfront Fee Payer

           Payment Date        ___________, 20__

           Fixed Rate Payer
           Payment Dates: The 25th calendar day of each month during the Term of this Transaction, commencing ___________, 200_, and ending on the Termination Date, subject to adjustment in accordance with the Business Day Convention. Notwithstanding the foregoing, Early Payment shall be applicable. For each Calculation Period, the Fixed Rate Payer Payment Date shall be the first Business Day prior to the related Fixed Rate Payer Period End Date.

Fixed Rate: For each Calculation Period, shall equal the Fixed Rate for such Calculation Period as detailed in the Schedule of Notional Amounts attached hereto.

           Fixed Rate Day
           Count Fraction:     30/360

           FLOATING AMOUNTS:

Floating Rate Payer: Party A

Floating Rate Payer

           Payment Dates: The 25th calendar day of each month during the Term of this Transaction, commencing ___________, 200_, and ending on the Termination Date, subject to adjustment in accordance with the Business Day convention. Notwithstanding the foregoing, Early Payment shall be applicable. For each Calculation Period, the Floating Rate Payer Payment Date shall be the first Business Day prior to the related Floating Rate Payer Period End Date.

           Floating Rate for initial
           Calculation Period:         to be determined

           Floating Rate Option:       USD-LIBOR-BBA

           Designated Maturity:        One month

           Spread:                     None

           Floating Rate Day
           Count Fraction:             Actual/360

           Reset Dates:                The first day of each Calculation Period.

           Compounding:                Inapplicable

           Business Days:              New York

           Business Day Convention:    Following

           Calculation Agent:          Party A

           Governing Law This Transaction and this Confirmation will be governed by and construed in accordance with the laws of the State of New York (without reference to choice of law doctrine except Section 5-1401 and Section 5-1402 of the New York General Obligation Law).

3.         Account Details and
           Settlement Information:                  PAYMENTS TO PARTY A:
           Correspondent:
           FEED:
           Beneficiary:
           Beneficiary Account:

                                                    PAYMENTS TO PARTY B:

           ________________

           ________________

ABA#                 ____________

Acct.#               ____________

Acct. Name:          ____________

FFC: Acct.#          ____________


The time of dealing will be confirmed by Barclays upon written request. Barclays is regulated by the Financial Services Authority. Barclays is acting for its own account in respect of this Transaction. Please confirm that the foregoing correctly sets forth all the terms and conditions of our agreement with respect to the Transaction by responding within three (3) Business Days by promptly signing in the space provided below and both (i) faxing the signed copy to ________________________________, and (ii) mailing the signed copy to
________________________________. Your failure to respond within such period shall not affect the validity or enforceability of the Transaction as against you. This facsimile shall be the only documentation in respect of the Transaction and accordingly no hard copy versions of this Confirmation for this Transaction shall be provided unless the Counterparty requests.

For and on behalf of                      For and on behalf of _____________,
____________________                      not in its individual capacity but
                                          solely as Supplemental Interest Trust
                                          Trustee on behalf of the Supplemental
                                          Interest Trust


_____________________________________     ______________________________________
NAME                                      NAME
Authorised Signatory                      Authorised Signatory
Date: ___________, 200_                   Date: ___________, 200_


Barclays Bank PLC and its Affiliates, including Barclays Capital Inc., may share with each other information, including non-public credit information, concerning its clients and prospective clients. If you do not want such information to be shared, you must write to the ______________________________________.

ISAC 200_-_ SWAP CONFIRMATION SIGNATURE PAGE
SCHEDULE A to the Confirmation dated as of ___________, 200_
Re: Reference Number ___________

* All dates subject to adjustment in accordance with the Business Day Convention

FROM AND INCLUDING         TO BUT EXCLUDING      SCHEDULED NOTIONAL AMOUNT       FIXED RATE (%)
                                 (USD)
Effective Date



                     [Rest of Page Left Intentionally Blank]

                                    SCHEDULE

                                     to the

                                Master Agreement

                          dated as of ___________, 200_


                                     between

_________________, a public limited company registered in ____________ ("Party A") and ___________, NOT INDIVIDUALLY, BUT SOLELY AS SUPPLEMENTAL INTEREST TRUST TRUSTEE ON BEHALF OF THE SUPPLEMENTAL INTEREST TRUST WITH RESPECT TO IMPAC SECURED ASSETS CORP., MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 200_-_, a New York common law trust ("Party B").


                                     Part 1

                             Termination Provisions

In this Agreement:

(a) "Specified Entity" means in relation to Party A for the purpose of:

           Section 5(a)(v), Not Applicable
           Section 5(a)(vi), Not Applicable
           Section 5(a)(vii), Not Applicable
           Section 5(b)(iv), Not Applicable

           in relation to Party B for the purpose of:

           Section 5(a)(v), Not Applicable
           Section 5(a)(vi), Not Applicable
           Section 5(a)(vii), Not Applicable
           Section 5(b)(iv), Not Applicable

(b) "Specified Transaction" is not applicable to Party A or Party B for any purpose, and, accordingly, Section 5(a)(v) shall not apply to Party A or Party B.

(c) The "Cross Default" provisions of Section 5(a)(vi) will not apply to Party A and to Party B.

(d) The "Credit Event Upon Merger" provisions of Section 5(b)(iv) will not apply to Party A or Party B.

(e) The "Automatic Early Termination" provision of Section 6(a) will not apply to Party A or to Party B.

(f) Payments on Early Termination. For the purpose of Section 6(e) of this Agreement the Second Method and Market Quotation will apply.

(g) "Termination Currency" means United States Dollars.

(h) Ratings Downgrade Event. It shall be a "Ratings Downgrade Event" if at any time:

Party A's short-term unsecured and unsubordinated debt rating (the "Short Term Rating") is reduced below "A-1" by S&P or Party A's long-term unsecured and unsubordinated debt rating (the "Long Term Rating") is withdrawn or reduced below "A+" by S&P

           or

(ii) if Party A has a Long-Term Rating and a Short-Term Rating from Moody's, Party A's Long-Term rating is withdrawn or reduced below A1 by Moody's or Party A' s Short-Term rating is withdrawn or reduced below P-1 by Moody's, or if Party A does not have a Short-Term Rating from Moody's, Party A's Long Term Rating is withdrawn or reduced below "Aa3" by Moody's."

If a Ratings Downgrade Event occurs, then, within ten (10) Business Days following the Ratings Downgrade Event (unless, within ten (10) Business Days of such Ratings Event, each of Standard and Poor's, a Division of McGraw-Hill Companies, Inc. ("S&P"), and Moody's Investors Service, Inc. ("Moody's") (each a "Rating Agency") has reconfirmed the rating of the Certificates which was in effect immediately prior to such Ratings Event), Party A shall take one of the following three actions:

(a) REPLACE ITSELF: Use its good faith efforts to find a party acceptable to Party B, which acceptance, subject to the Rating Agency Condition, shall not be unreasonably withheld, to whom all of Party A's interests and obligations under this Agreement shall be assigned at no cost to Party B, and following which Party A shall be released from all further obligations under this Agreement.

(b) OBTAIN A GUARANTY: Obtain a guaranty, subject to the Rating Agency Condition and at Party A's expense of Party A's obligations under this Transaction from a third party that meets or exceeds the Approved Ratings Threshold, in form and substance or

(c) POST COLLATERAL: Post collateral, at Party A' s expense, pursuant to the Credit Support Annex Dated as of a date even herewith and subject to the Rating Agency Condition..

(d) OTHER ARRANGEMENT WITH RATINGS AGENCY APPROVAL: Establish any other arrangement satisfactory to the applicable Rating Agency which will be sufficient to restore the immediately prior ratings of the Certificates.

If Party A has failed to take one of the aforementioned actions within ten (10) Business Days of the Ratings Downgrade Event, then, at the option of Party B, such failure shall constitute an Additional Termination Event with Party A as the Affected Party.

(i) The provisions of Sections 5(a)(ii), 5(a)(iii), 5(a)(iv), and 5(a)(vi) shall not apply to Party A or Party B.

(j) With respect to Party B, Section 5(a) (vii) (2) shall not apply to Party B.

(k) Additional Termination Event. It shall be an Additional Termination Event if any amendment and/or supplement to the Pooling and Servicing Agreement (or any other Basic Document) is made without the prior written consent of Party A (such consent not to be unreasonably withheld), where such consent is required under the Pooling and Servicing Agreement, if such amendment and/or supplement would:
(a) materially adversely affect any of Party A's rights or obligations under this Agreement; or (b) materially adversely impact the ability of Party B to fully perform any of Party B's obligations under this Agreement. In connection with such Additional Termination Event, Party B shall be the sole Affected Party.


                                     Part 2

                               Tax Representations

(a) Payer Representations. For the purpose of Section 3(e) of this Agreement, Party A and Party B make the following representations:

           It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on (i) the accuracy of any representations made by the other party pursuant to Section 3(f) of this Agreement, (ii) the satisfaction of the agreement contained in Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of this Agreement and (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice of its legal or commercial position.

(b) Payee Representations. For the purpose of Section 3 (f) of this Agreement, Party A and Party B make the following representations.

The following representation applies to Party A: With respect to payments made to Barclays which are not effectively connected to the U.S.: It is a non-U.S. branch of a foreign person for U.S. federal income tax purposes

With respect to payments made to Barclays which are effectively connected to the
U.S.: Each payment received or to be received by it in connection with this Agreement will be effectively connected with its conduct of a trade or business in the U.S.

(ii) The following representation applies to Party B: Party B represents that the beneficial owner of payments made to it under this Agreement is a "U.S. person " (as that term is used in section 1.1441-4(a)(3)(ii) of the United States Treasury Regulations) for United States federal income tax purposes.


                                     Part 3

                            Documents to be delivered

For the purpose of Section 4(a):

           (1) Tax forms, documents, or certificates to be delivered are:

--------------------------------------------------------------------------------------------------------------------------------
PARTY REQUIRED TO DELIVER DOCUMENT      FORM/DOCUMENT/CERTIFICATE                     DATE BY WHICH TO BE DELIVERED
--------------------------------------------------------------------------------------------------------------------------------
Party A and Party B                     Any document required or reasonably           Promptly after the earlier of (i)
                                        requested to allow the other party to make    reasonable demand by either party or
                                        payments under the Agreement without any      (ii) learning that such form or document
                                        deduction or withholding for or on the        is required
                                        account of any Tax or with such deduction
                                        or withholding at a reduced rate (so long
                                        as the completion, execution or submission
                                        of such form of document would not
                                        materially prejudice the legal or
                                        commercial position of the party in receipt
                                        of such demand)
--------------------------------------------------------------------------------------------------------------------------------


           (2) Other documents to be delivered are:

--------------------------------------------------------------------------------------------------------------------------------
PARTY REQUIRED TO      FORM/DOCUMENT/CERTIFICATE                   DATE BY WHICH TO BE DELIVERED   COVERED BY SECTION 3(D)
DELIVER DOCUMENT                                                                                   REPRESENTATION
--------------------------------------------------------------------------------------------------------------------------------
Party A and Party B    Any documents required by the receiving     As of the execution of this     Yes
                       party to evidence the authority of the      Agreement and promptly at the
                       delivering party or any Credit Support      request of the other party upon
                       Provider for it to execute and deliver the  execution of a Confirmation
                       Agreement, the Confirmation contemplated
                       thereunder, and any Credit Support
                       Documents to which it is a party, and to
                       evidence the authority of the delivering
                       party or its Credit Support Provider to
                       perform its obligations under such
                       Agreement, Confirmations and/or Credit
                       Support Document, as the case may be
--------------------------------------------------------------------------------------------------------------------------------
Party A and Party B    A certificate of an authorized officer of   As of the execution of this     Yes
                       the party and any Credit Support Provider   Agreement and promptly at the
                       as to the incumbency and authority of the   request of the other party upon
                       officers of the party and any Credit        execution of a Confirmation
                       Support Provider for it signing this
                       Agreement, any Credit Support Document, or
                       any Confirmation
--------------------------------------------------------------------------------------------------------------------------------
Party                  A and Party B Legal opinion(s) with respect to such party
                       As of the execution of this No and any Credit Support
                       Provider for it Agreement reasonably satisfactory in form
                       and substance to the other party
--------------------------------------------------------------------------------------------------------------------------------
Party B                Copies of closing documents delivered in    Promptly upon request of Party AYes
                       connection with the issuance of the
                       Certificates
--------------------------------------------------------------------------------------------------------------------------------
Party B                Each other report or other document         Promptly upon request by Party  Yes
                       required to be delivered by or to   Party B A, or with respect to any
                       under the terms of the Indenture, other     particular type of report or
                       than those required to be delivered         other document as to which
                       directly by the Trustee to Party A          Party A has previously made
                       thereunder                                  request to receive all reports
                                                                   or documents for that type,
                                                                   promptly upon delivery or
                                                                   receipt of such report or
                                                                   document by the Issuer
--------------------------------------------------------------------------------------------------------------------------------
Party B                A copy of the unaudited consolidated        Promptly after request by the   Yes
                       financial statements of such party and its  other party
                       Credit Support Provider (if any), in each
                       case for each fiscal period prepared in
                       accordance with generally accepted
                       accounting principles in the United States
                       or in the country in which such party is
                       organized
--------------------------------------------------------------------------------------------------------------------------------


                                     Part 4

                                  Miscellaneous

(a) Address for Notices: For the purposes of Section 12(a) of this Agreement:

Address for notices or communications to Party A:
Notices should be sent to the address of the relevant branch set out in the relevant Confirmation (as may be amended from time to time), provided that in the case of notices or communications relating to Section 5, 6, 7, 11 or 13 to, such notices should be sent to:
Address:
Attention:
Facsimile No.:
Telephone No.:

(For all purposes)


Address for notices or communications to Party B:


Address:
Attention:
Fax.:
Tel.:

(For all purposes)

(b) Process Agent. For the purpose of Section 13(c):

           Party A appoints as its Process Agent:  Not Applicable

           Party B appoints as its Process Agent:  Not Applicable

(c) Offices. The provisions of Section 10(a) will apply to this Agreement; Party B has no Offices other than as set forth in the Notices Section and agrees that, for purposes of Section 6(b) of this Agreement, it shall not in the future have any Office other than one in the United States.

(d) Multibranch Party. For the purpose of Section 10(c) of this Agreement:

           Party A is a Multibranch Party and may act through its ____________ Offices.

           Party B is not a Multibranch Party

(e) Calculation Agent. The Calculation Agent is Party A.

(f) Credit Support Document. Details of any Credit Support Document.

           Party A:  Not Applicable.

           Party B:  The Pooling and Servicing Agreement.

           All Credit Support Documents shall be deemed to be incorporated into, and are hereby made a part of, this Agreement, and this Agreement together with the Credit Support Documents shall be deemed to constitute one swap agreement pursuant to 11 U.S.C. Section 546(g) and 12 U.S.C. Section 1821(e)(8)(D)(vii).

(g) Credit Support Provider.

           Party A:  Not Applicable

           Party B:  Not Applicable

(h) Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York without reference to choice of law doctrine other than New York General Obligations Law Sections 5-1401 and 5-1402.

(i) Netting of Payments.Subparagraph (ii) of Section 2(c) of this Agreement will apply.

(j) "Affiliate" will have the meaning specified in Section 14 of this Agreement, provided that Party B shall not have any Affiliates for purposes of this Agreement.


                                     Part 5

                                Other Provisions


(a) Section 3 of the Agreement is hereby amended by adding at the end thereof the following subsections (g) and (h)

           (g) Relationship Between Parties.

           Each party represents to the other party on the date on which it enters into a Transaction that:--

           (1) Non Reliance. It is not relying on any communications (whether written or oral) of the other party as a recommendation or investment advice regarding that Transaction, other than the representations expressly made by that other party in this Agreement or in the Confirmation in respect of that Transaction.

           (2) Evaluation and Understanding.

                  (i) It has the capacity to evaluate (internally or through independent professional advice) that Transaction and has made its own decision to enter into that Transaction; and

                  (ii) It understands the terms, conditions and risks of that Transaction and is willing to accept those terms and conditions and to assume (financially and otherwise) those risks.

           (3) Eligible Contract Participant. It constitutes an "eligible contract participant" as such term is defined in Section 1a(12) of the Commodity Exchange Act, as amended.

           (4) Purpose. It is entering into this Agreement and such other documentation for the purposes of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with a line of business.

           (5) Principal. It is entering into this Agreement and such other documentation as principal, and not as agent or in any other capacity, fiduciary or otherwise.

           (6) The representations and agreements in Part 5 of this Schedule shall be deemed representations and agreements for all purposes of this Agreement, including without limitation Sections 3, 4, 5(a)(ii) and 5(a)(iv) hereof.

(b) Inconsistency. In the event of any inconsistency between the provisions contained in this Agreement and those contained in any of the definitions published by ISDA (the "ISDA Definitions"), the provisions contained in this Agreement will prevail. In the event of any inconsistency between the provisions contained in a Confirmation and those contained in ISDA Definitions or the Agreement, the provisions contained in such Confirmation shall prevail unless otherwise specified in a Confirmation or other writing signed by the parties.

(c) Procedures for Entering into Transactions. With respect to each Transaction entered into pursuant to this Agreement, Party A will, as soon as practicable after the Trade Date thereof, send to Party B a Confirmation in such form as mutually agreed upon by the parties. Party B will no later than three (3) Local Business Days thereafter confirm the accuracy of, or request the correction of, such Confirmation (in the latter case, indicating how it believes the terms of such Confirmation should be correctly stated and such other terms which should be added to, or deleted from, such Confirmation to make it correct). Party B is required to sign and return the Confirmation promptly.

(d) Amendment; Consent. Section 9(b) of the printed form Master Agreement is amended by adding the following at the end of such Section:

No amendment, modification or waiver in respect of this Master Agreement will be effective unless the Rating Agency Condition is satisfied.

(e) Additional Transactions or Amendment to Current Transaction Absent Consent. No Transaction between Party A and Party B (other than the Transactions relating to the Certificates originally entered into in connection with the execution of this Agreement) shall be entered into, nor shall any amendment, modification or waiver in respect of any such Transaction or the Confirmation thereof be entered into unless the Rating Agency Condition is satisfied.

(f) Non-Petition. Party A hereby irrevocably and unconditionally agrees that it will not institute against, or join any other person in instituting against, Party B, any bankruptcy, reorganization, arrangement, insolvency, or similar proceeding under the laws of the United States, the Cayman Islands or any other jurisdiction for the non-payment of any amount due hereunder or any other reason until the payment in full of the Certificates and the expiration of a period of one year plus one day (or, if longer, the applicable preference period) following such payment. Nothing herein shall prevent Party A from participating in any such proceeding once commenced.

(g) Severability. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties.

           The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(h) Consent to Recording. Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between officers or employees of the parties and waives any further notice of such monitoring or recording.

(i) Waiver of Jury Trial. Each party waives any right it may have to a trial by jury in respect of any Proceedings relating to this Agreement or any Credit Support Document.

(j) Transfer. Section 7 is hereby deleted in its entirety and replaced by the following:

           "Subject to Section 6(b)(ii) of the Agreement, and except as expressly provided in this Agreement, neither this Agreement, any interest or obligation in or under this Agreement, nor any Transaction may be transferred or assigned by either party without the prior written consent of the other party and, in the case of a transfer or assignment by Party A, the Rating Agency Condition being satisfied (other than pursuant to a consolidation or amalgamation with, or merger into, or transfer of all or substantially all of such party's assets to, or reorganization, incorporation, reincorporation, or reconstitution into or as, another entity)."

(k) No Set-Off. Notwithstanding any provision of this Agreement (other than the second sentence of this paragraph) or any other existing or future agreement, each party irrevocably waives any and all rights it may have to set off, net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between it and the other party hereunder against any obligation between it and the other party under any other agreements (except for the Indenture or any applicable Transaction Document or Section 8 of this Agreement (to the extent that Section 8(c) of this Agreement is applicable)). For the avoidance of doubt, (i) the foregoing shall not be construed to limit any right of the parties under this Agreement in respect of Sections 2(a)(iii) or any other right arising under this Agreement to net amounts payable under this Agreement, whether under Section 2, Section 6, Section 11 or otherwise, and (ii) the Set-Off Provision of Section 6(e) shall not be applicable.

(l) Additional Definitional Provisions.

           (i) As used in this Agreement, the following terms shall have the meanings set forth below, unless the context clearly requires otherwise:

                  "Rating Agency Condition" means, with respect to any particular proposed act or omission to act hereunder, the party acting or failing to act having consulted with each of the Rating Agencies then providing a rating of the Certificates and having received from the Rating Agencies a written confirmation that the proposed action or inaction would not cause a downgrading or withdrawal of the then-current rating of the Certificates.

                  "Moody's" means Moody's Investors Service, Inc., or any successor.

                  "Rating Agencies" means each of Moody's and S&P.


                  "S&P" means Standard & Poor's, a division of The McGraw-Hill Companies, Inc., or any successor thereto.

(n) Amendment to ISDA Form. The "Failure to Pay or Deliver" provision in Section 5(a)(i) of the Agreement is hereby amended by deleting the word "third" in the third line thereof and inserting the word "first" in place thereof.

(o) Limitation of Liability. It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by __________________, not individually or personally but solely as the Supplemental Interest Trust Trustee for Party B in the exercise of the powers and authority conferred and vested in it, (b) the representations, undertakings and agreements herein made on the part of Party B are made and intended not as personal representations, undertakings and agreements by _______________ but are made and intended for the purpose of binding only Party B, (c) nothing herein contained shall be construed as creating any liability on __________, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties who are signatories to this Agreement and by any person claiming by, through or under such parties and (d) absent its willful misconduct or gross negligence with respect to its obligations under the Pooling and Servicing Agreement, under no circumstances shall ____________ be liable for the payment of any indebtedness or expenses of Party B or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by Party B under this Agreement.


           IN WITNESS WHEREOF, the parties have executed this Schedule by their duly authorized officers as of the date hereof.


                                          [SWAP PROVIDER


                                          By:___________________________________
                                             Name:
                                             Title:
                                             Date: ___________, 200_


________________, NOT INDIVIDUALLY, BUT SOLELY AS SUPPLEMENTAL INTEREST TRUST TRUSTEE ON BEHALF OF THE SUPPLEMENTAL INTEREST TRUST WITH RESPECT TO IMPAC SECURED ASSETS CORP., MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 200_-_


                                          By:___________________________________
                                             Name:
                                             Title:
                                             Date: ___________, 200_

ELECTIONS AND VARIABLES
TO THE ISDA CREDIT SUPPORT ANNEX
DATED AS OF  ___________, 200_
BETWEEN
           [SWAP PROVIDER]                AND    ____________, NOT INDIVIDUALLY,
                                                 BUT SOLELY AS SUPPLEMENTAL
                                                 INTEREST TRUST TRUSTEE ON
                                                 BEHALF OF THE SUPPLEMENTAL
                                                 INTEREST TRUST WITH RESPECT TO
                                                 IMPAC SECURED ASSETS CORP.,
                                                 MORTGAGE PASS-THROUGH
                                                 CERTIFICATES, SERIES 200_-_

           ("PARTY A")                           ("PARTY B")

PARAGRAPH 13.

SECURITY INTEREST FOR "OBLIGATIONS". The term "OBLIGATIONS" as used in this Annex includes the following additional obligations:

With respect to Party A: None.

With respect to Party B: None.

CREDIT SUPPORT OBLIGATIONS.

           DELIVERY AMOUNT, RETURN AMOUNT AND CREDIT SUPPORT AMOUNT.

                     "DELIVERY AMOUNT" has the meaning specified in Paragraph
                               3(a) , except that the words "upon a demand made by the Secured Party on or promptly following a Valuation Date" shall be deleted and replaced with the words "not later than the close of business on the next Local Business Day following a Valuation Date"; and.

                     "RETURN AMOUNT" has the meaning specified in Paragraph
                               3(b).

                     "CREDIT SUPPORT AMOUNT". shall not have the meaning
                               specified in Paragraph 3(b) and, instead, will have the following meaning:

"Credit Support Amount" means, (a) for any Valuation Date on which a Ratings Event (as defined in the Agreement) has occurred and is continuing, the Secured Party's Modified Exposure for that Valuation Date.

           ELIGIBLE CREDIT SUPPORT. On any date, the following items will qualify as "ELIGIBLE CREDIT SUPPORT" for each party:

                                                                VALUATION
                                                                PERCENTAGE

cash in U.S Dollars                                             100%

negotiable debt obligations issued after 18 July 1984 by
          the U.S. Treasury Department having a residual        98.9%
          maturity on such date of less than 1 year (with local and foreign currency issuer ratings of Moody's Aa2 and S&P AA or above)

negotiable debt obligations issued after 18 July 1984 by        To Be Determined
          the U.S. Treasury To Be Determined Department having a residual maturity on such date equal to or greater than 1 year but less than 5 years
          (with local and foreign currency issuer ratings of Moody's Aa2 and S&P AA or above)

negotiable debt obligations issued after l8 July 1984 by        To Be Determined
          the U.S. Treasury To Be Determined Department having a residual maturity on such date equal to or greater than 5 years but less than 10 years
          (with local and foreign currency issuer ratings of Moody's Aa2 and S&P AA or above)

negotiable debt obligations of the Government National          To Be Determined
          Mortgage Association, the To Be Determined
          Federal National Mortgage Association, the
          Federal Home Loan Mortgage Corporation, the
          Student Loan Marketing Association or a Federal
          Home Loan Bank (all entities rated Moody's Aal and S&P AA+ or above) with a residual maturity on such date equal to or greater than 1 year but less than 3 years.

negotiable debt obligations of the Government National          To Be Determined
          Mortgage Association, the To Be Determined
          Federal National Mortgage Association, the
          Federal Home Loan Mortgage Corporation, the
          Student Loan Marketing Association or a Federal
          Home Loan Bank (all entries rated Moody's Aa 1 and S&P AA+ or above) with a residual maturity on such date equal to or greater than 3 years but less than 5 years.

negotiable debt obligations of the Government National          To Be Determined
          Mortgage Association, the To Be Determined
          Federal National Mortgage Association, the
          Federal Home Loan Mortgage Corporation, the
          Student Lo an Marketing Association or a Federal
          Home Loan Bank (all entries rated Moody's Aal and
          S&P AA+ or above) with a residual maturity on such date equal to or greater than 5 years but less than 7 years.

negotiable debt obligations of the Government National          To Be Determined
          Mortgage Association, the To Be Determined
          Federal National Mortgage Association, the
          Federal Home Loan Mortgage Corporation, the
          Student Loan Marketing Association or a Federal
          Home Loan Bank (all entries rated Moody's Aal and
          S&P AA+ or above) with a residual maturity on such date equal to or greater than 7 years but less than 10 years.

For the avoidance of doubt, where negotiable debt obligations are rated by only one of the above relevant rating agencies, the rating applied will be based on the rating of that agency. Notwithstanding the foregoing, the Eligible Collateral referenced above may only be posted if S&P has assigned a rating to such Eligible Collateral.

Where the ratings of the relevant agencies differ with respect to the same negotiable debt obligation, the lower of the ratings shall apply.

In addition, upon a Ratings Event, Party A shall agree the Valuation Percentage in relation to (C) through (H) above with the relevant rating agency, which shall be S&P, Moody's and Fitch (to the extent such ratings agency has provided a rating for the underlying Certificates); PROVIDED, HOWEVER, that if Party A is required to post collateral in accordance with the terms of this Agreement it shall post only (A) and (B) above until such time as the Valuation Percentages are agreed.

           OTHER ELIGIBLE SUPPORT. Such Other Eligible Support as the Pledgor may designate; PROVIDED, at the expense of the Pledgor, the prior written consent of the relevant rating agency, which shall be S&P, Moody's and Fitch (to the extent such ratings agency has provided a rating for the underlying Certificates)), shall have been obtained. For the avoidance of doubt there are no items which qualify as Other Eligible Support as of the date of this Annex.

           THRESHOLDS.

                     "INDEPENDENT AMOUNT" means zero.

                     "THRESHOLD" means for Party A:

                               infinity, unless (i) a Ratings Event occurs and
                                         is continuing and (ii) Party A has not
                                         otherwise complied with Part 1(h) of
                                         this Agreement, then its Threshold
                                         shall be zero, or

                               in the event that Party A has otherwise complied
                                         with Part 1(h)of this Agreement, its
                                         Threshold shall continue to be
                                         infinity.

"THRESHOLD" means, for Party B: infinity

                     "MINIMUM TRANSFER AMOUNT" means USD 100,000, PROVIDED,
                              HOWEVER, with respect to the Secured Party at any time when the Secured Party is a Defaulting Party, "Minimum Transfer Amount" means zero.

                     ROUNDING: The Delivery Amount and the Return Amount will
                              not be rounded.


VALUATION AND TIMING.

           "VALUATION AGENT" means Party A. The valuation agent's calculations shall be made in accordance with market practices using commonly accepted third party sources such as Bloomberg or Reuters.

           "VALUATION DATE" means each Local Business Day which, if treated as a Valuation Date, would result in a Delivery Amount or Return Amount.

           "VALUATION TIME" means the close of business in the city of the Valuation Agent on the Local Business Day before the Valuation Date or date of calculation, as applicable, PROVIDED that the calculations of Value and Exposure will be made as of approximately the same time on the same date.

           "NOTIFICATION TIME" means 11:00 a.m. , New York time, on a Local
                     Business Day.

CONDITIONS  PRECEDENT AND SECURED PARTY'S RIGHTS AND REMEDIES. The following
           Termination Event will be a "SPECIFIED CONDITION" for the party specified (that party being the Affected Party if the Termination Event occurs with respect to that party): None.

SUBSTITUTION.

           "SUBSTITUTION DATE" has the meaning specified in Paragraph 4(d)(ii).

           CONSENT. Not applicable.

DISPUTE RESOLUTION.

           "RESOLUTION TIME" means 1:00 p.m. New York time on the Local Business
                     Day following the date on which the notice of the dispute is given under Paragraph 5.

VALUE. For the purpose of Paragraphs 5(i)(C) and 5(ii), on any date, the Value of Eligible Credit Support will be calculated as follows: For Eligible Credit Support comprised of cash, the amount of such cash.

For Eligible Collateral comprising securities; the sum of (a)(x) the last bid price on such date for such securities on the principal national securities exchange on which such securities are listed, multiplied by the applicable Valuation Percentage or (y) where any such securities are not listed on a national securities exchange, the bid price for such securities quoted as at the close of business on such date by any principal market maker for such securities chosen by the Valuation Agent, multiplied by the applicable Valuation Percentage or (z) if no such bid price is listed or quoted for such date, the last bid price listed or quoted (as the case may be), as of the day next preceding such date on which such prices were available; multiplied by the applicable Valuation Percentage; plus (b) the accrued interest on such securities (except to the extent that such interest shall have been paid to the Pledgor pursuant to Paragraph 6(d)(ii) or included in the applicable price referred to in subparagraph (a) above) as of such date.

           ALTERNATIVE. The provisions of Paragraph 5 will apply; PROVIDED that the obligation of the appropriate party to deliver the undisputed amount to the other party will not arise prior to the time that would otherwise have applied to the Transfer pursuant to, or deemed made, under Paragraph 3 if no dispute had arisen.

Holding and Using Posted Collateral.

           ELIGIBILITY TO HOLD POSTED COLLATERAL; CUSTODIANS.

Party B is not and will not be entitled to hold Posted Collateral. Party B's Custodian will be entitled to hold Posted Collateral pursuant to Paragraph 6(b); PROVIDED that the Custodian for Party B shall be the same banking institution that acts as Indenture Trustee for the Notes (as defined in the Indenture) for Party B.

Initially, the Custodian for Party B is ____________________, not in its individual capacity, but solely as Indenture Trustee under the Indenture.

           USE OF POSTED COLLATERAL. The provisions of Paragraph 6(c) will not not apply to Party B; therefore, Party B will not have any of the rights specified in Paragraph 6(c)(i) or 6 (c)(ii); PROVIDED, HOWEVER, that the Trustee shall invest Cash Posted Credit Support in such investments as designated by Party A, with losses (net of gains) incurred in respect of such investments to be for the account of Party A. The Secured Party is authorized to liquidate any Posted Credit Support pursuant to written instructions from Party A.

DISTRIBUTIONS AND INTEREST AMOUNT.

           INTEREST RATE. The "INTEREST RATE " will be the rate earned on Cash
                     Posted Credit Support pursuant to clause (g)(ii) above.

           TRANSFER OF INTEREST AMOUNT. The Transfer of the Interest Amount will be made on each Distribution Date.

           ALTERNATIVE TO INTEREST AMOUNT. The provisions of Paragraph 6(d)(ii) will not apply.

ADDITIONAL REPRESENTATION(S).

There are no additional representations by either party.

OTHER ELIGIBLE SUPPORT AND OTHER POSTED SUPPORT.

           "VALUE" with respect to Other Eligible Support and Other Posted
                     Support shall have such meaning as the parties shall agree in writing from time to time.

           "TRANSFER" with respect to Other Eligible Support and Other Posted
                     Support shall have such meaning as the parties shall agree in writing from time to time.

DEMANDS AND NOTICES.

All demands, specifications and notices under this Annex will be made pursuant to the Notices Section of this Agreement, save that any demand, specification or notice:

           shall be given to or made at the following addresses:

If to Party A:

[Address] Attention:
Facsimile No.:
Telephone No.:

with a copy to:

[Address]

Notices to Party A shall not be deemed effective unless delivered to the ___________ address set forth above.

If to Party B:

[Address]

Attention:

Fax.:

Tel.:


or at such other address as the relevant party may from time to time designate by giving notice (in accordance with the terms of this paragraph) to the other party;

           shall (unless otherwise stated in this Annex) be deemed to be effective at the time such notice is actually received unless such notice is received on a day which is not a Local Business Day or after the Notification Time on any Local Business Day in which event such notice shall be deemed to be effective on the next succeeding Local Business Day.

ADDRESS FOR TRANSFERS.

Party B:

[Address]

ABA#

Acct.#

Acct. Name:

FFC: Acct.#


OTHER PROVISIONS.

           ADDITIONAL DEFINITIONS.  As used in this Annex:

"LOCAL BUSINESS DAY" means: (i) any day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) in ____________ and the location of the Trustee, and (ii) in relation to a Transfer of Eligible Credit Support, a day on which the clearance system agreed between the parties for the delivery of Eligible Credit Support is open for acceptance and execution of settlement instructions (or in the case of a Transfer of Cash or other Eligible Credit Support for which delivery is contemplated by other means, a day on which commercial banks are open for business (including dealings for foreign exchange and foreign deposits) in New York and such other places as the parties shall agree).

           HOLDING COLLATERAL. The Secured Party shall cause any Custodian appointed hereunder to open and maintain a segregated account and to hold, record and identify all the Posted Collateral in such segregated account and, subject to Paragraph 8(a), such Posted Collateral shall at all times be and remain the property of the Pledgor and shall at no time constitute the property of, or be commingled with the property of, the Secured Party or the Custodian.

           AGREEMENT AS TO SINGLE SECURED PARTY AND PLEDGOR. Party A and Party B agree that, notwithstanding anything to the contrary in this Annex, (a) the term "Secured Party" as used in this Annex means only Party B, (b) the term "Pledgor" as used in this Annex means only Party A, (c) only Party A makes the pledge and grant in Paragraph 2, the acknowledgement in the final sentence of Paragraph 8(a) and the representations in Paragraph 9 and (d) Party A shall have no obligations under this Annex other than during a Collateral Requirement Period.
           FORM OF ANNEX. The parties hereby agree that the text of the body of this Annex is intended to be the printed form of ISDA Credit Support Annex (Bilateral Form - ISDA Agreements Subject to New York Law version) as published and copyrighted by the International Swaps and Derivatives Association, Inc.

           EXPOSURE. The Parties agree that in the event of a Ratings Event relating to an action taken by S&P, the Valuation Agent shall verify its calculation of the Secured Party's Exposure on a weekly basis but shall verify such valuation by seeking two quotations from Reference Market-makers at the end of each quarter. For the avoidance of doubt, the Valuation Agent must (i) obtain at least 2 Market Quotations (as stated above) and (ii) may not obtain the quotations referred to above from the same Reference Market-maker in excess of four times during any 12 month period. Furthermore, the Exposure valuations should reflect the higher of two bids from Reference Market-makers that would be eligible and willing to provide the market quoation in the absence of the current provider. The collateral requirement should be based on the greater of the internal and external market quoations. In the event the verification procedures set forth above indicate that there is a deficiency in the amount of Eligible Collateral that has been posted to the Secured Party, the Pledgor shall post the amount of Eligible Collateral necessary to cure such deficiency to the Secured Party within three Local Business Days.

           EXPENSES. Notwithstanding Paragraph 10, the Pledgor will be responsible for, and will reimburse the Secured Party for, all transfer and other taxes and other costs involved in the transfer of Eligible Collateral.


(viii) ADDITIONAL DEFINITIONS. As used in this Annex: "RATINGS EVENT" means a "Ratings Event " (as defined in the Agreement).

"MODIFIED EXPOSURE " means, for any Valuation Date, an amount equal to the greater of (a) the sum of Secured Party's Exposure for that Valuation Date PLUS (the Notional VOLATILITY BUFFER MULTIPLIED by the Notional Amount) and (b) zero.

"NOTIONAL VOLATILITY BUFFER" as determined by the Valuation Agent for any date, means the outstanding Notional Amount of the Transaction on such date multiplied by the relevant percentage for such date as set out in the table below on such date.

--------------------------------------------------------------------------------
                                   Less than or           Less than or equal to
                                   equal to 5             10 years but greater
                                   years to               than 5 years to
                                   Termination            Termination Date of
                                   Date of the            the Transaction
                                   Transaction
Party A S&P Rating on
such date
--------------------------------------------------------------------------------
 S-T Rating of A-2
--------------------------------------------------------------------------------
 S-T Rating of A-3
--------------------------------------------------------------------------------
 L-T Rating of BB+ or lower
--------------------------------------------------------------------------------

           IN WITNESS WHEREOF, the parties have executed this Annex by their duly authorized representatives as of the date of the Agreement.

           [SWAP PROVIDER]                 ____________, NOT INDIVIDUALLY, BUT
                                           SOLELY AS SUPPLEMENTAL INTEREST TRUST
                                           TRUSTEE ON BEHALF OF THE SUPPLEMENTAL
                                           INTEREST TRUST WITH RESPECT TO IMPAC
                                           SECURED ASSETS CORP., MORTGAGE
                                           PASS-THROUGH CERTIFICATES, SERIES
                                           200_-_


By: _________________________________      By: _________________________________
Name:                                      Name:
Title:                                     Title:
Date:  ____________, 200_                  Date:  ____________, 200_

                                    EXHIBIT N

                       SERVICING CRITERIA TO BE ADDRESSED
                           IN ASSESSMENT OF COMPLIANCE
                          (RMBS unless otherwise noted)


DEFINITIONS                                                          KEY:
PRIMARY SERVICER - transaction party having borrower contact         X - obligation
MASTER SERVICER - aggregator of pool assets                          [X] - under consideration for obligation
TRUSTEE - waterfall calculator (may be the Master Servicer)
BACK-UP SERVICER - named in the transaction (in the event a
  Back up Servicer becomes the Primary Servicer, follow Primary
  Servicer obligations)
CUSTODIAN - safe keeper of pool assets
PAYING AGENT - distributor of funds to ultimate investor
TRUSTEE - fiduciary of the transaction

"NOTE: THE DEFINITIONS ABOVE DESCRIBE THE ESSENTIAL FUNCTION THAT THE PARTY PERFORMS, RATHER THAN THE PARTY'S TITLE.

WHERE THERE ARE MULTIPLE CHECKS FOR CRITERIA THE ATTESTING PARTY WILL IDENTIFY IN THEIR MANAGEMENT ASSERTION THAT THEY ARE ATTESTING ONLY TO THE PORTION OF THE DISTRIBUTION CHAIN THEY ARE RESPONSIBLE FOR IN THE RELATED TRANSACTION AGREEMENTS.

----------------- ----------------------------------------------- ---------- -------- --------- -------- ------------
                                                                   PRIMARY    MASTER  CUSTODIAN  PAYING    TRUSTEE
REG AB REFERENCE  SERVICING CRITERIA                               SERVICER  SERVICER CUSTODIAN  AGENT
----------------- ----------------------------------------------- ---------- -------- --------- -------- ------------
                  GENERAL SERVICING CONSIDERATIONS
----------------- ----------------------------------------------- ---------- -------- --------- -------- ------------
                  Policies  and  procedures  are  instituted  to      X          X                            X
                  monitor any  performance or other triggers and                                         (Sec. 9.01)
                  events  of  default  in  accordance  with  the
1122(d)(1)(i)     transaction agreements.
----------------- ----------------------------------------------- ---------- -------- --------- -------- ------------
1122(d)(1)(ii)    If any material servicing activities are            X          X
                  outsourced to third parties, policies and
                  procedures are instituted to monitor the
                  third party's performance and compliance with
                  such servicing activities.
----------------- ----------------------------------------------- ---------- -------- --------- -------- ------------
                  Any requirements in the transaction
                  agreements to maintain a back-up servicer for
1122(d)(1)(iii)   the Pool Assets are maintained.
----------------- ----------------------------------------------- ---------- -------- --------- -------- ------------
                  A fidelity bond and errors and omissions            X          X
                  policy is in effect on the party
                  participating in the servicing function
                  throughout the reporting period in the amount
                  of coverage required by and otherwise in
                  accordance with the terms of the transaction
1122(d)(1)(iv)    agreements.
----------------- ----------------------------------------------- ---------- -------- --------- -------- ------------
                  CASH COLLECTION AND ADMINISTRATION
----------------- ----------------------------------------------- ---------- -------- --------- -------- ------------
1122(d)(2)(i)     Payments on pool assets are deposited into          X          X
                  the appropriate custodial bank accounts and
                  related bank clearing accounts no more than
                  two business days following receipt, or such
                  other number of days specified in the
                  transaction agreements.
----------------- ----------------------------------------------- ---------- -------- --------- -------- ------------
                  Disbursements made via wire transfer on             X          X                            X
                  behalf of an obligor or to an investor are
1122(d)(2)(ii)    made only by authorized personnel.
----------------- ----------------------------------------------- ---------- -------- --------- -------- ------------
                  Advances of funds or guarantees regarding           X          X                            X
                  collections, cash flows or distributions, and                                          (Sec. 8.01)
                  any interest or other fees charged for such
                  advances, are made, reviewed and approved as
1122(d)(2)(iii)   specified in the transaction agreements.
----------------- ----------------------------------------------- ---------- -------- --------- -------- ------------
                  The related accounts for the transaction,                     [X]                           X
                  such as cash reserve accounts or accounts
                  established as a form of over
                  collateralization, are separately maintained
                  (e.g., with respect to commingling of cash)
1122(d)(2)(iv)    as set forth in the transaction agreements.
----------------- ----------------------------------------------- ---------- -------- --------- -------- ------------
                  Each custodial account is maintained at a           X          X                            X
                  federally insured depository institution as
                  set forth in the transaction agreements. For
                  purposes of this criterion, "federally
                  insured depository institution" with respect
                  to a foreign financial institution means a
                  foreign financial institution that meets the
                  requirements of Rule 13k-1(b)(1) of the
1122(d)(2)(v)     Securities Exchange Act.
----------------- ----------------------------------------------- ---------- -------- --------- -------- ------------
                  Unissued checks are safeguarded so as to            X
1122(d)(2)(vi)    prevent unauthorized access.
----------------- ----------------------------------------------- ---------- -------- --------- -------- ------------
                  Reconciliations are prepared on a monthly           X          X                            X
                  basis for all asset-backed securities related
                  bank accounts, including custodial accounts
                  and related bank clearing accounts. These
                  reconciliations are (A) mathematically
                  accurate; (B) prepared within 30 calendar
                  days after the bank statement cutoff date, or
                  such other number of days specified in the
                  transaction agreements; (C) reviewed and
                  approved by someone other than the person who
                  prepared the reconciliation; and (D) contain
                  explanations for reconciling items. These
                  reconciling items are resolved within 90
                  calendar days of their original
                  identification, or such other number of days
1122(d)(2)(vii)   specified in the transaction agreements.
----------------- ----------------------------------------------- ---------- -------- --------- -------- ------------
                  INVESTOR REMITTANCES AND REPORTING
----------------- ----------------------------------------------- ---------- -------- --------- -------- ------------
1122(d)(3)(i)     Reports to investors, including those to be         X          X                            X
                  filed with the Commission, are maintained in
                  accordance with the transaction agreements
                  and applicable Commission requirements.
                  Specifically, such reports (A) are prepared in
                  accordance with timeframes and other terms set
                  forth in the transaction agreements; (B)
                  provide information calculated in accordance
                  with the terms specified in the transaction
                  agreements; (C) are filed with the Commission
                  as required by its rules and regulations; and
                  (D) agree with investors' or the trustee's
                  records as to the total unpaid principal
                  balance and number of Pool Assets serviced by
                  the Servicer.
----------------- ----------------------------------------------- ---------- -------- --------- -------- ------------
                  Amounts due to investors are allocated and          X          X                            X
                  remitted in accordance with timeframes,
                  distribution priority and other terms set
1122(d)(3)(ii)    forth in the transaction agreements.
----------------- ----------------------------------------------- ---------- -------- --------- -------- ------------
                  Disbursements made to an investor are posted        X          X                            X
                  within two business days to the Servicer's
                  investor records, or such other number of
1122(d)(3)(iii)   days specified in the transaction agreements.
----------------- ----------------------------------------------- ---------- -------- --------- -------- ------------
                  Amounts remitted to investors per the               X          X                            X
                  investor reports agree with cancelled checks,
                  or other form of payment, or custodial bank
1122(d)(3)(iv)    statements.
----------------- ----------------------------------------------- ---------- -------- --------- -------- ------------
                  POOL ASSET ADMINISTRATION
----------------- ----------------------------------------------- ---------- -------- --------- -------- ------------
1122(d)(4)(i)     Collateral or security on pool assets is            X          X
                  maintained as required by the transaction
                  agreements or related pool asset documents.
----------------- ----------------------------------------------- ---------- -------- --------- -------- ------------
1122(d)(4)(ii)    Pool assets  and related documents are              X          X
                  safeguarded as required by the transaction
                  agreements
----------------- ----------------------------------------------- ---------- -------- --------- -------- ------------
1122(d)(4)(iii)   Any additions, removals or substitutions to         X          X                            X
                  the asset pool are made, reviewed and
                  approved in accordance with any conditions or
                  requirements in the transaction agreements.
----------------- ----------------------------------------------- ---------- -------- --------- -------- ------------
1122(d)(4)(iv)    Payments on pool assets, including any              X
                  payoffs, made in accordance with the related
                  pool asset documents are posted to the
                  Servicer's obligor records maintained no more
                  than two business days after receipt, or such
                  other number of days specified in the
                  transaction agreements, and allocated to
                  principal, interest or other items (e.g.,
                  escrow) in accordance with the related pool
                  asset documents.
----------------- ----------------------------------------------- ---------- -------- --------- -------- ------------
                  The Servicer's records regarding the pool X
                  assets agree with the Servicer's records with
                  respect to an obligor's unpaid principal
1122(d)(4)(v)     balance.
----------------- ----------------------------------------------- ---------- -------- --------- -------- ------------
                  Changes with respect to the terms or status         X          X
                  of an obligor's pool assets (e.g., loan
                  modifications or re-agings) are made,
                  reviewed and approved by authorized personnel
                  in accordance with the transaction agreements
1122(d)(4)(vi)    and related pool asset documents.
----------------- ----------------------------------------------- ---------- -------- --------- -------- ------------
                  Loss mitigation or recovery actions (e.g.,          X          X
                  forbearance plans, modifications and deeds in
                  lieu of foreclosure, foreclosures and
                  repossessions, as applicable) are initiated,
                  conducted and concluded in accordance with
                  the timeframes or other requirements
1122(d)(4)(vii)   established by the transaction agreements.
----------------- ----------------------------------------------- ---------- -------- --------- -------- ------------
                  Records documenting collection efforts are          X
                  maintained during the period a pool asset is
                  delinquent in accordance with the transaction
                  agreements. Such records are maintained on at
                  least a monthly basis, or such other period
                  specified in the transaction agreements, and
                  describe the entity's activities in
                  monitoring delinquent pool assets including,
                  for example, phone calls, letters and payment
                  rescheduling plans in cases where delinquency
                  is deemed temporary (e.g., illness or
1122(d)(4)(viii)  unemployment).
----------------- ----------------------------------------------- ---------- -------- --------- -------- ------------
1122(d)(4)(ix)    Adjustments to interest rates or rates of           X          X
                  return for pool assets with variable rates
                  are computed based on the related pool asset
                  documents.
----------------- ----------------------------------------------- ---------- -------- --------- -------- ------------
1122(d)(4)(x)     Regarding any funds held in trust for an            X
                  obligor (such as escrow accounts): (A) such
                  funds are analyzed, in accordance with the
                  obligor's pool asset documents, on at least
                  an annual basis, or such other period
                  specified in the transaction agreements; (B)
                  interest on such funds is paid, or credited,
                  to obligors in accordance with applicable
                  pool asset documents and state laws; and (C)
                  such funds are returned to the obligor within
                  30 calendar days of full repayment of the
                  related pool assets, or such other number of
                  days specified in the transaction agreements.
----------------- ----------------------------------------------- ---------- -------- --------- -------- ------------
                  Payments made on behalf of an obligor (such         X
                  as tax or insurance payments) are made on or
                  before the related penalty or expiration
                  dates, as indicated on the appropriate bills
                  or notices for such payments, provided that
                  such support has been received by the
                  servicer at least 30 calendar days prior to
                  these dates, or such other number of days
1122(d)(4)(xi)    specified in the transaction agreements.
----------------- ----------------------------------------------- ---------- -------- --------- -------- ------------
                  Any late payment penalties in connection with X
                  any payment to be made on behalf of an obligor
                  are paid from the Servicer's funds and not
                  charged to the obligor, unless the late payment
1122(d)(4)(xii)   was due to the obligor's error or omission.
----------------- ----------------------------------------------- ---------- -------- --------- -------- ------------
                  Disbursements made on behalf of an obligor X
                  are posted within two business days to the
                  obligor's records maintained by the servicer,
                  or such other number of days specified in the
1122(d)(4)(xiii)  transaction agreements.
----------------- ----------------------------------------------- ---------- -------- --------- -------- ------------
                  Delinquencies, charge-offs and uncollectible                   X                            X
                  accounts are recognized and recorded in
1122(d)(4)(xiv)   accordance with the transaction agreements.
----------------- ----------------------------------------------- ---------- -------- --------- -------- ------------
                  Any external enhancement or other support,                                                  X
                  identified in Item 1114(a)(1) through (3) or
                  Item 1115 of Regulation AB, is maintained as
1122(d)(4)(xv)    set forth in the transaction agreements.
----------------- ----------------------------------------------- ---------- -------- --------- -------- ------------

                                    EXHIBIT O

                        FORM 10-D, FORM 8-K AND FORM 10-K
                            REPORTING RESPONSIBILITY

As to each item described below, the entity indicated as the Responsible Party shall be primarily responsible for reporting the information to the Trustee pursuant to Section 3.25(a)(iv). If the Trustee is indicated below as to any item, then the Trustee is primarily responsible for obtaining that information.

Under Item 1 of Form 10-D: a) items marked "6.07 statement" are required to be included in the periodic Distribution Date statement under Section 6.07, provided by the Trustee based on information received from the Master Servicer; and b) items marked "Form 10-D report" are required to be in the Form 10-D report but not the 6.07 statement, provided by the party indicated. Information under all other Items of Form 10-D is to be included in the Form 10-D report.

     FORM              ITEM                                     DESCRIPTION                                  RESPONSIBLE PARTY
---------------- ------------------ ------------------------------------------------------------------ -----------------------------
10-D             Must be filed within 15 days of the distribution date for the asset-backed securities.
                 ======================================================================================
---------------- ------------------ ------------------------------------------------------------------ -----------------------------
                 1                  DISTRIBUTION AND POOL PERFORMANCE INFORMATION
                                    ------------------------------------------------------------------ -----------------------------
                                    ITEM 1121(A) - DISTRIBUTION AND POOL PERFORMANCE INFORMATION
                                    ------------------------------------------------------------------ -----------------------------
                                    (1) Any applicable record dates, accrual dates, determination      6.07 statement
                                    dates for calculating distributions and actual distribution dates for the distribution period.
                                    ------------------------------------------------------------------ -----------------------------
                                    (2) Cash flows received and the sources thereof for distributions, 6.07 statement fees and expenses.
                                    ------------------------------------------------------------------ -----------------------------
                                    (3) Calculated amounts and distribution of the flow of funds for   6.07 statement
                                    the period itemized by type and priority of payment, including:
                                    ------------------------------------------------------------------ -----------------------------
                                               (i) Fees or expenses accrued and paid, with an          6.07 statement
                                    identification of the general purpose of such fees and the party receiving such fees or expenses.
                                    ------------------------------------------------------------------ -----------------------------
                                               (ii) Payments accrued or paid with respect to           6.07 statement
                                    enhancement or other support identified in Item 1114 of
                                    Regulation AB (such as insurance premiums or other enhancement maintenance fees), with an identification of the general purpose of such payments and the party receiving such payments.
                                    ------------------------------------------------------------------ -----------------------------
                                               (iii) Principal, interest and other distributions       6.07 statement
                                    accrued and paid on the asset-backed securities by type and by class or series and any principal or interest shortfalls or carryovers.
                                    ------------------------------------------------------------------ -----------------------------
                                               (iv) The amount of excess cash flow or excess spread    6.07 statement
                                    and the disposition of excess cash flow.
                                    ------------------------------------------------------------------ -----------------------------
                                    (4) Beginning and ending principal balances of the asset-backed    6.07 statement
                                    securities.
                                    ------------------------------------------------------------------ -----------------------------
                                    (5) Interest rates applicable to the pool assets and the           6.07 statement
                                    asset-backed securities, as applicable. Consider providing interest rate information for pool assets in appropriate
                                    distributional groups or incremental ranges.
                                    ------------------------------------------------------------------ -----------------------------
                                    (6) Beginning and ending balances of transaction accounts, such as 6.07 statement reserve accounts, and material account activity during the period.
                                    ------------------------------------------------------------------ -----------------------------
                                    (7) Any amounts drawn on any credit enhancement or other support   6.07 statement
                                    identified in Item 1114 of Regulation AB, as applicable, and the amount of coverage remaining under any such enhancement, if known  Updated pool composition
                                    and applicable.                                                    information fields to be as
                                                                                                       specified by Depositor from
                                                                                                       time to time
                                    ------------------------------------------------------------------ -----------------------------
                                    (8) Number and amount of pool assets at the beginning and ending   6.07 statement
                                    of each period, and updated pool composition information, such as
                                    weighted average coupon, weighted average life, weighted average   Form 10-D report:
                                    life, weighted average remaining term, pool factors and            Master Servicer
                                    prepayment amounts.
                                    ------------------------------------------------------------------ -----------------------------
                                    (9) Delinquency and loss information for the period.               6.07 statement

                                    In addition, describe any material changes to the information      Form 10-D report:
                                    specified in Item 1100(b)(5) of Regulations AB regarding the       Master Servicer
                                    pool assets.
                                    ------------------------------------------------------------------ -----------------------------
                                    (10) Information on the amount, terms and general purpose of any   6.07 statement
                                    advances made or reimbursed during the period, including the general use of funds advanced and the general source of funds for reimbursements.
                                    ------------------------------------------------------------------ -----------------------------
                                    (11) Any material modifications, extensions or waivers to pool     6.07 statement
                                    asset terms, fees, penalties or payments during the distribution period or that have cumulatively become material over time.
                                    ------------------------------------------------------------------ -----------------------------
                                    (12) Material breaches of pool asset representations or warranties Form 10-D report: Securities
                                    or transaction covenants.                                          Adminstrator (subject to
                                                                                                       Depositor approval)
                                    ------------------------------------------------------------------ -----------------------------
                                    (13) Information on ratio, coverage or other tests used for        6.07 statement
                                    determining any early amortization, liquidation or other
                                    performance trigger and whether the trigger was met.
                                    ------------------------------------------------------------------ -----------------------------

                                    (14) Information regarding any new issuance of asset-backed        Form 10-D report: Depositor
                                    securities backed by the same asset pool,

                                    [information regarding] any pool asset changes (other than in      Form 10-D report: Master
                                    connection with a pool asset converting into cash in accordance    Servicer
                                    with its terms), such as additions or removals in connection with a prefunding or revolving period and pool asset substitutions and repurchases (and purchase rates, if applicable), and cash flows available for future purchases, such as the balances of any prefunding or revolving accounts, if applicable.

                                    Disclose any material changes in the solicitation, credit-         Form 10-D report: Master
                                    granting, underwriting, origination, acquisition or pool selection Servicer criteria or procedures, as applicable, used to originate, acquire or select the new pool assets.

                                    ------------------------------------------------------------------ -----------------------------
                                    ITEM 1121(B) - PRE-FUNDING OR REVOLVING PERIOD INFORMATION         Depositor

                                    Updated pool information as required under Item 1121(b).
---------------- ------------------ ------------------------------------------------------------------ -----------------------------
                 2                  LEGAL PROCEEDINGS
                                    ------------------------------------------------------------------ -----------------------------
                                    Item 1117 - Legal proceedings pending against the following entities, or their respective property, that is material to
                                    Certificateholders, including proceedings known to be contemplated by governmental authorities:

                                    Sponsor (Seller)                                                   Sponsor

                                    Depositor                                                          Depositor

                                    Trustee                                                            Trustee

                                    Issuing entity                                                     Depositor

                                    Master Servicer, affiliated Servicer, other servicing 20% or more  Master Servicer of pool assets at time of report, other material servicers

                                    Certificate Administrator                                          Certificate Administrator

                                    Originator of 20% or more of pool assets as of the Cut-off Date    Master Servicer

                                    Custodian                                                          Custodian
---------------- ------------------ ------------------------------------------------------------------ -----------------------------
                 3                  SALES OF SECURITIES AND USE OF PROCEEDS
                                    ------------------------------------------------------------------ -----------------------------
                                    INFORMATION FROM ITEM 2(A) OF PART II OF FORM 10-Q:

                                    With respect to any sale of securities by the sponsor, depositor   Depositor
                                    or issuing entity, that are backed by the same asset pool or are otherwise issued by the issuing entity, whether or not registered, provide the sales and use of proceeds information in Item 701 of
                                    Regulation S-K. Pricing information can be omitted if securities were not registered.
---------------- ------------------ ------------------------------------------------------------------ -----------------------------
                 4                  DEFAULTS UPON SENIOR SECURITIES
                                    ------------------------------------------------------------------ -----------------------------
                                    INFORMATION FROM ITEM 3 OF PART II OF FORM 10-Q:

                                    Report the occurrence of any Event of Default (after expiration    Trustee
                                    of any grace period and provision of any required notice)
---------------- ------------------ ------------------------------------------------------------------ -----------------------------
                 5                  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
                                    ------------------------------------------------------------------ -----------------------------
                                    INFORMATION FROM ITEM 4 OF PART II OF FORM 10-Q                    Trustee
---------------- ------------------ ------------------------------------------------------------------ -----------------------------
                 6                  SIGNIFICANT OBLIGORS OF POOL ASSETS
                                    ------------------------------------------------------------------ -----------------------------
                                    ITEM 1112(B) - SIGNIFICANT OBLIGOR FINANCIAL INFORMATION*          Master Servicer
                                    ------------------------------------------------------------------
                                    *This information need only be reported on the Form 10-D for the distribution period in which updated information is required pursuant to the Item.
---------------- ------------------ ------------------------------------------------------------------ -----------------------------
                 7                  SIGNIFICANT ENHANCEMENT PROVIDER INFORMATION
                                    ------------------------------------------------------------------ -----------------------------
                                    ITEM 1114(B)(2) - CREDIT ENHANCEMENT PROVIDER FINANCIAL
                                    INFORMATION*

                                    Determining applicable disclosure threshold                        Trustee

                                    Obtaining required financial information or effecting              Trustee
                                    incorporation by reference
                                    ------------------------------------------------------------------ -----------------------------
                                    ITEM 1115(B) - DERIVATIVE COUNTERPARTY FINANCIAL INFORMATION*

                                    Determining current maximum probable exposure                      Depositor

                                    Determining current significance percentage                        Trustee

                                    Obtaining required financial information or effecting              Trustee
                                    incorporation by reference
                                    ------------------------------------------------------------------ -----------------------------
                                    *This information need only be reported on
                                    the Form 10-D for the distribution period in
                                    which updated information is required
                                    pursuant to the Items.
---------------- ------------------ ------------------------------------------------------------------ -----------------------------
                 8                  OTHER INFORMATION
                                    ------------------------------------------------------------------ -----------------------------
                                    DISCLOSE ANY INFORMATION REQUIRED TO BE REPORTED ON FORM 8-K       The Responsible Party for the
                                    DURING THE PERIOD COVERED BY THE FORM 10-D BUT NOT REPORTED        applicable Form 8-K item as
                                                                                                       indicated below
---------------- ------------------ ------------------------------------------------------------------ -----------------------------
                 9                  EXHIBITS
                                    ------------------------------------------------------------------ -----------------------------
                                    Distribution report                                                Trustee
                                    ------------------------------------------------------------------ -----------------------------
                                    EXHIBITS REQUIRED BY ITEM 601 OF REGULATION  S-K, SUCH AS MATERIAL Depositor
                                    AGREEMENTS
---------------- ------------------ ------------------------------------------------------------------ -----------------------------
8-K              Must be filed within four business days of an event reportable on Form 8-K.
                 ===========================================================================
---------------- ------------------ ------------------------------------------------------------------ -----------------------------
                 1.01               ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
                                    ------------------------------------------------------------------ -----------------------------

                                    Disclosure is required regarding entry into or amendment of any    Master Servicer; or any of
                                    definitive agreement that is material to the securitization, even  the following that is a party
                                    if depositor is not a party.                                       to the agreement if Master
                                                                                                       Servicer is not: Trustee,
                                    Examples: servicing agreement, custodial agreement.                Sponsor, Depositor,
                                                                                                       Certificate Administrator
                                    Note: disclosure not required as to definitive agreements that are fully disclosed in the prospectus
---------------- ------------------ ------------------------------------------------------------------ -----------------------------
                 1.02               TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT
                                    ------------------------------------------------------------------ -----------------------------
                                    Disclosure is required regarding termination of any definitive     Master Servicer; or any of
                                    agreement that is material to the securitization (other than       the following that is a
                                    expiration in accordance with its terms), even if depositor is     party to the agreement if
                                    not a party.                                                       Master Servicer is not:
                                                                                                       Trustee, Sponsor,
                                    Examples: servicing agreement, custodial agreement.                Depositor, Certificate
                                                                                                       Administrator
---------------- ------------------ ------------------------------------------------------------------ -----------------------------
                 1.03               BANKRUPTCY OR RECEIVERSHIP
                                    ------------------------------------------------------------------ -----------------------------
                                    Disclosure is required regarding the bankruptcy or receivership,   Master Servicer
                                    if known to the Master Servicer, with respect to any of the following:

                                    Sponsor (Seller), Depositor, Master Servicer, affiliated Servicer, other Servicer servicing 20% or more of pool assets at time of report, other material servicers, Certificate Administrator,
                                    Trustee, significant obligor, credit enhancer (10% or more), derivatives counterparty, Custodian
---------------- ------------------ ------------------------------------------------------------------ -----------------------------
                 2.04               TRIGGERING EVENTS THAT ACCELERATE OR INCREASE A DIRECT FINANCIAL
                                    OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT
                                    ------------------------------------------------------------------ -----------------------------
                                    Includes an early amortization, performance trigger or other       Master Servicer
                                    event, Master Servicer including event of default, that would materially alter the payment priority/distribution of cash flows/amortization schedule.

                                    Disclosure will be made of events other than waterfall triggers which are disclosed in the 6.07 statement
---------------- ------------------ ------------------------------------------------------------------ -----------------------------
                 3.03               MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS
                                    ------------------------------------------------------------------ -----------------------------
                                    Disclosure is required of any material modification to documents   Trustee
                                    defining the rights of Certificateholders, including the Pooling and Servicing Agreement
---------------- ------------------ ------------------------------------------------------------------ -----------------------------
                 5.03               AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN
                                    FISCAL YEAR
                                    ------------------------------------------------------------------ -----------------------------
                                    Disclosure is required of any amendment "to the governing          Depositor
                                    documents of the issuing entity"
---------------- ------------------ ------------------------------------------------------------------ -----------------------------
                 5.06               CHANGE IN SHELL COMPANY STATUS
                                    ------------------------------------------------------------------ -----------------------------
                                    [Not applicable to ABS issuers]                                    Depositor
---------------- ------------------ ------------------------------------------------------------------ -----------------------------
                 6.01               ABS INFORMATIONAL AND COMPUTATIONAL MATERIAL
                                    ------------------------------------------------------------------ -----------------------------
                                    [Not included in reports to be filed under Section 3.18]           Depositor
---------------- ------------------ ------------------------------------------------------------------ -----------------------------
                 6.02               CHANGE OF SERVICER OR TRUSTEE
                                    ------------------------------------------------------------------ -----------------------------
                                    Requires disclosure of any removal, replacement, substitution or   Trustee or Master Servicer
                                    addition of any master servicer, affiliated servicer, other servicer servicing 10% or more of pool assets at time of report, other material servicers, certificate administrator or trustee.
                                    Reg AB disclosure about any new servicer or trustee is also required.

---------------- ------------------ ------------------------------------------------------------------ -----------------------------
                 6.03               CHANGE IN CREDIT ENHANCEMENT OR OTHER EXTERNAL SUPPORT
                                    ------------------------------------------------------------------ -----------------------------
                                    Covers termination of any enhancement in manner other than by its  Depositor or Trustee terms, the addition of an enhancement, or a material change in the enhancement provided. Applies to external credit enhancements as well as derivatives. Reg AB disclosure about any new enhancement provider is also required.
---------------- ------------------ ------------------------------------------------------------------ -----------------------------
                 6.04               FAILURE TO MAKE A REQUIRED DISTRIBUTION                            Trustee
---------------- ------------------ ------------------------------------------------------------------ -----------------------------
                 6.05               SECURITIES ACT UPDATING DISCLOSURE
                                    ------------------------------------------------------------------ -----------------------------
                                    If any material pool characteristic differs by 5% or more at the   Depositor
                                    time of issuance of the securities from the description in the final prospectus, provide updated Reg AB disclosure about the actual asset pool.
                                    ------------------------------------------------------------------ -----------------------------
                                    If there are any new servicers or originators required to be       Depositor
                                    disclosed under Regulation AB as a result of the foregoing, provide the information called for in Items 1108 and 1110
                                    respectively.
---------------- ------------------ ------------------------------------------------------------------ -----------------------------
                 7.01               REGULATION FD DISCLOSURE                                           Depositor
---------------- ------------------ ------------------------------------------------------------------ -----------------------------
                 8.01               OTHER EVENTS
                                    ------------------------------------------------------------------ -----------------------------
                                    Any event, with respect to which information is not otherwise      Depositor
                                    called for in Form 8-K, that the registrant deems of importance to security holders.
---------------- ------------------ ------------------------------------------------------------------ -----------------------------
                 9.01               FINANCIAL STATEMENTS AND EXHIBITS                                  The Responsible Party
                                                                                                       applicable to reportable
                                                                                                       event
---------------- ------------------ ------------------------------------------------------------------ -----------------------------
10-K             Must be filed within 90 days of the fiscal year end for the registrant.
                 =======================================================================
---------------- ------------------ ------------------------------------------------------------------ -----------------------------
                 9B                 OTHER INFORMATION
                                    ------------------------------------------------------------------ -----------------------------
                                    Disclose any information required to be reported on Form 8-K       The Responsible Party for the
                                    during the fourth quarter covered by the Form 10-K but not         applicable Form 8-K item as
                                    reported                                                           indicated above
---------------- ------------------ ------------------------------------------------------------------ -----------------------------
                 15                 EXHIBITS AND FINANCIAL STATEMENT SCHEDULES
                                    ------------------------------------------------------------------ -----------------------------
                                    ITEM 1112(B) - SIGNIFICANT OBLIGOR FINANCIAL INFORMATION           Master Servicer
                                    ------------------------------------------------------------------ -----------------------------
                                    ITEM 1114(B)(2) - CREDIT ENHANCEMENT PROVIDER FINANCIAL
                                    INFORMATION

                                    Determining applicable disclosure threshold                        Trustee

                                    Obtaining required financial information or effecting              Trustee
                                    incorporation by reference
                                    ------------------------------------------------------------------ -----------------------------
                                    ITEM 1115(B) - DERIVATIVE COUNTERPARTY FINANCIAL INFORMATION

                                    Determining current maximum probable exposure                      Depositor

                                    Determining current significance percentage                        Trustee

                                    Obtaining required financial information or effecting              Trustee
                                    incorporation by reference
                                    ------------------------------------------------------------------ -----------------------------
                                    Item 1117 - Legal proceedings pending against the following entities, or their respective property, that is material to
                                    Certificateholders, including proceedings known to be contemplated by governmental authorities:

                                    Sponsor (Seller)                                                   Sponsor

                                    Depositor                                                          Depositor

                                    Trustee                                                            Trustee

                                    Issuing entity                                                     Depositor

                                    Master Servicer, affiliated Servicer, other Servicer servicing 20% Master Servicer or more of pool assets at time of report, other material servicers


                                    Certificate Administrator                                          Certificate Administrator

                                    Originator of 20% or more of pool assets as of the Cut-off Date    Master Servicer

                                    Custodian                                                          Custodian
                                    ------------------------------------------------------------------ -----------------------------
                                    Item 1119 - Affiliations and relationships between the following entities, or their respective affiliates, that are material to
                                    Certificateholders:

                                    Sponsor (Seller)                                                   Sponsor

                                    Depositor                                                          Depositor

                                    Trustee                                                            Trustee

                                    Master Servicer, affiliated Servicer, other Servicer servicing 20% Master Servicer or more of pool assets at time of report, other material servicers

                                    Certificate Administrator                                          Certificate Administrator

                                    Originator                                                         Master Servicer

                                    Custodian                                                          Custodian

                                    Credit Enhancer/Support Provider                                   Trustee

                                    Significant Obligor                                                Master Servicer
---------------- ------------------ ------------------------------------------------------------------ -----------------------------
                                    ITEM 1122 - ASSESSMENT OF COMPLIANCE WITH SERVICING CRITERIA       Each Party participating
                                                                                                       in the servicing function
---------------- ------------------ ------------------------------------------------------------------ -----------------------------
                                    ITEM 1123 - SERVICER COMPLIANCE STATEMENT                          Master Servicer, Servicer
---------------- ------------------ ------------------------------------------------------------------ -----------------------------